January 31, 2003

HIGHMARK
   The smart approach to investing.




SEMI-ANNUAL
-----------------
           REPORT

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                                TABLE OF CONTENTS



letter to shareholders ................................................   2

message from the investment adviser ...................................   3

management's discussion & analysis ....................................   4

statements of net assets/schedule of investments ......................  25 statement of assets & liabilities .....................................  71 statements of operations ..............................................  72

statements of changes in net assets ...................................  76 financial highlights ..................................................  80

notes to financial statements .........................................  87 fund information ......................................................  96



This report and the financial statements contained herein are submitted for the general information of HighMark(R) Funds' shareholders. This report is not authorized for distribution to prospective investors unless preceded or accompanied by an effective prospectus.

Shares of HighMark Funds are not deposits or obligations of, or guaranteed by Union Bank of California, N.A., or any of its subsidiaries or affiliates. Such shares are also not federally insured by the Federal Deposit Insurance Corporation, the Federal Reserve Board, or any other agency. Investments in shares of mutual funds involve risk, including the possible loss of principal. SEI Investments Distribution Co., serves as Distributor for HighMark Funds and is not affiliated with the Adviser, HighMark Capital Management, Inc. or with Union Bank of California, N.A.

                                                           WWW.HIGHMARKFUNDS.COM

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[Photo of Greg Knopf Omitted]
GREG KNOPF

LETTER TO SHAREHOLDERS

MY FELLOW SHAREHOLDERS:

We are pleased to present your HighMark Funds Semi-Annual Report for the period ending January 31, 2003. Please take the time to review the individual Fund manager commentaries included in this report. They will provide you with a good overview of the Fund(s) you own and can help make you a more informed investor.

The past six months continued to present many challenges for investors. Uncertainty regarding war with Iraq, the continued threat of terrorism, rising oil prices, and lackluster corporate earnings all combined to hamper equity markets. The fourth quarter of 2002 started on a positive note, with major indexes advancing. Some thought we might be seeing the beginning of an extended recovery. This optimism was short-lived, however, as December and January brought losses that wiped out all of the prior months' gains. Finding rewarding stocks in this environment proved very difficult.

During the period, bonds once again outperformed equities and continued to be one of the few asset classes that provided investors with respectable results. Bonds benefited from a historically low interest rate environment including an aggressive, and somewhat surprising, 0.50% rate cut by the Federal Reserve in November. Bonds also benefited from a low level of inflation.

NEW ADDITION TO THE HIGHMARK FUNDS FAMILY

We are continually looking for new and exciting opportunities to help shareholders meet their investment goals. During the period, we launched the well-received HighMark National Intermediate Tax-Free Bond Fund. The Fund seeks to provide high current income that is exempt from federal income taxes by investing primarily in municipal bonds and notes issued by states, territories and possessions of the United States. For further information, or to request a prospectus, please call us toll-free at (800) 433-6884.

OUTLOOK FOR THE FUTURE

We believe the economy is recovering, albeit slowly. A key factor in this recovery will be a resolution of the conflict with Iraq and clearer evidence that corporate earnings have begun to turn more positive. Additionally, President Bush has proposed one of the most significant fiscal policy packages seen in decades. If passed, the proposal is expected to further stimulate a recovery. Please refer to Luke Mazur's comments on the following page for an in-depth discussion of our outlook for the economy.

Clearly the investment environment has been challenging. We remain steadfast in our belief that investors who remain patient and continue to maintain a well-diversified portfolio will be rewarded over the long term. As always, we thank you for your investment in HighMark Funds and for the confidence you have placed in us as manager of your assets.

Sincerely,


/s/Greg Knopf


Greg Knopf
Managing Director
HighMark Capital Management, Inc.


2                                1.800.433.6884


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MESSAGE FROM
THE INVESTMENT ADVISER

                                                                 [Photo Omitted]
                                                                      LUKE MAZUR
MY FELLOW SHAREHOLDERS:

The economy continued its choppy and muted recovery during the period. While stocks showed signs of a rebound in October and November, the bears on Wall Street found enough reasons to again press stock prices lower in December and January. Fears of war with Iraq, the lingering threat of terrorist attacks, poor employment prospects, rising energy prices and a continuing downward revaluation of investors' expectations, all conspired to leave stock investors less than charmed. For some time we have been saying that the economic recovery is just around the corner. A review of GDP growth during the period shows progress, albeit in an uneven fashion. Growth expectations for 2003 are modest. Helping to drive this growth will likely be the Federal Reserve's continuing accommodative policy of low interest rates. The Fed views the current "soft spot" in growth as being temporary. Their "balanced" assessment of risk indicates a reasonable expectation for the economy to continue growing. Fiscal policy also is expected to be stimulatory. The recently proposed tax cuts and economic stimulation package offered by the Bush Administration, if enacted, have the potential to boost both the consumer and business sectors by 2004.

One of the prevailing concerns today is the potential for war with Iraq. The total costs of dealing with Iraq, including post-war peacekeeping efforts, will be high. One positive aspect to changes in Iraq would be a return to its free flow of oil. Assuming reasonable effects on the supply of oil from other regions, it is likely the price per barrel would drop. Clearly the so-called war premium would be erased, and a further drop beyond that is likely. The benefit to the economy in cost savings would be measured in billions of dollars, and, in effect, would act much like a tax cut for end consumers.

Through the difficult environment of the past three years, consumers continued to show impressive resilience in the face of bad news and uncertainty. Housing sales, for example, remained robust through most of the period. This resilience showed signs for the first time of letting up, and cautious consumers became tight-fisted with their holiday dollars. The mood on the business side of the economy remains somber and business spending remains sluggish. Replacement spending seems to be on the rise, but we do not expect signs of real strength until later this year. Continuing to help business are gains in productivity and we expect profit growth to improve throughout this year.

Following three successive calendar years of negative stock market returns, we at HighMark and other investors alike, are hoping that this seldom, though not unprecedented event, marked its end in 2002. Historical averages would seem to be on our side. But we would caution investors to be patient. We do not expect a near-term return to the frothy days of the late 1990s. We do expect that stock prices will rise commensurately with earnings growth. We would not expect the ride to be smooth, but we do expect it to be upward.

In contrast to 2002, we believe that the corporate bond market also has room to selectively return positive results relative to Treasuries. Companies have been gradually de-leveraging their balance sheets. As the economy continues to improve, confidence in their ability to meet their debt service should rebuild. We believe that select corporate debt issues offer the potential to beat Treasury returns for the first time since 2001.

As fellow investors, we at HighMark are acutely aware of the difficulties endured by our clients and all investors. During these trying times we remain hard at work and steadfast in our commitment to improving your financial welfare. A disciplined and well thought out approach to investing reaps perhaps the best dividend -- peace of mind. As we welcome 2003, we would like to thank you for your trust and allowing us the opportunity to continue to earn it.

Sincerely,

/s/Luke Mazur

Luke Mazur
Chief Investment Officer
HighMark Capital Management, Inc.

                              WWW.HIGHMARKFUNDS.COM                            3
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TOP TEN HOLDINGS*

      COMPANY                      % OF
                                 PORTFOLIO
PFIZER                             5.1
MICROSOFT                          4.5
MEDTRONIC                          3.8
CISCO SYSTEMS                      3.7
LOCKHEED MARTIN                    3.6
BANK OF AMERICA                    3.5
GOLDMAN SACHS GROUP                3.3
HEALTH MANAGEMENT
  ASSOCIATES, CL A                 3.3
SAP, ADR                           2.8
AMGEN                              2.7

TOP FIVE SECTORS

SECTOR                             % OF
                                 PORTFOLIO
INFORMATION TECHNOLOGY              23.7
HEALTH CARE                         22.1
FINANCIALS                          16.6
CONSUMER DISCRETION                 13.6
INDUSTRIALS                          7.1

*EXCLUDES SHORT-TERM FIXED INCOME SECURITIES.


GROWTH FUND

PERFORMANCE

For the semi-annual period ending January 31, 2003, the HighMark Growth Fund produced a total return of -4.68% (Fiduciary Shares). In comparison, the unmanaged Standard & Poor's 500/BARRA Growth Index returned -5.80% and the Morningstar Large Growth Category, a measure of the Fund's peer group, returned -6.21%.

FACTORS AFFECTING PERFORMANCE

The environment during the period continued to be difficult for many investors. The weakness in the market was broad-based, with most sectors and individual stocks losing value. This market environment was seemingly the result of continued investor concern regarding corporate accountability and the reliability of earnings announcements, the rising drumbeat of tension in the Middle East, and overall questions about the strength of an economic recovery.

The Fund performed relatively well compared to the benchmark and its peer group during this difficult period, though overall positive and negative performance factors largely offset one another. For example, the Fund's relative underweight in the healthcare sector detracted slightly from performance, as this was one of the better performing segments of the market. Exposure to several consumer discretionary stocks also modestly detracted from performance, as consumer sentiment weakened. On the other hand, we believe the Fund benefited from solid stock selection in the financial sector and a modest overweight in the relatively strong performing energy sector.

CURRENT STRATEGY & OUTLOOK

We believe that we will start to see strengthening in the economy and signs of corporate profit recovery in the coming year. There continues to be uncertainty over pending war, which dampens the investing environment. However, if the crisis with Iraq is resolved reasonably quickly, investment fundamentals should prevail.

We anticipate gradually becoming less defensive and slowly exposing the Fund to companies that are poised to benefit from an economic recovery and increased capital spending. We seek to manage the Fund to acquire long-term winners, not by virtue of short-term economics. The Fund's management team continues to seek stocks of high quality companies that are innovators within their respective industries, that have sustainable competitive advantages, and that show long-term prospects for increased profitability.

4                                1.800.433.6884

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HIGHMARK GROWTH FUND
INVESTMENT OBJECTIVE

THE HIGHMARK GROWTH FUND SEEKS LONG-TERM CAPITAL APPRECIATION THROUGH INVESTMENTS IN EQUITY SECURITIES. THE PRODUCTION OF CURRENT INCOME IS AN INCIDENTAL OBJECTIVE.

[Photo of Dan Becker Omitted]

TEAM LEADER
DAN BECKER
WADDELL & REED INVESTMENT
MANAGEMENT CO.

[Photo of Phil Sanders Omitted]

TEAM LEADER
PHIL SANDERS
WADDELL & REED INVESTMENT
MANAGEMENT CO.

COMPARISON OF CHANGE IN THE VALUE OF A $10,000 INVESTMENT IN THE HIGHMARK GROWTH FUND VERSUS THE S&P 500/BARRA GROWTH INDEX AND THE MORNINGSTAR LARGE GROWTH CATEGORY.

[Chart Graph Omitted]
Plot Points as follows:

                Highmark               Highmark             Highmark             Highmark           S&P 500/BARRA        Morningstar
              Growth Fund,           Growth Fund,         Growth Fund,          Growth Fund,           Growth           Large Growth
            Fiduciary Shares        Class A Shares+      Class B Shares+       Class C Shares+          Index             Category
11/30/93        $10,000                $ 9,450              $10,000               $10,000             $10,000              $10,000
7/94              9,650                  9,129                9,650                 9,650               9,809                9,933
7/95             12,085                 11,420               12,085                12,085              12,598               12,985
7/96             13,622                 12,891               13,622                13,622              13,784               15,277
7/97             20,234                 19,142               20,234                20,234              19,825               23,908
7/98             24,805                 23,403               24,698                24,805              23,344               29,864
7/99             29,082                 27,363               28,714                29,082              28,954               37,094
7/00             32,319                 30,337               31,637                32,144              37,047               43,388
7/01             17,546                 16,434               17,011                17,303              25,625               30,602
7/02             13,200                 12,350               12,697                12,900              18,278               23,805
1/03             12,582                 11,740               12,046                12,238              16,008               22,424

------------------------------------------------------------------------------------------------------------------------------------
                                                                           ANNUALIZED          ANNUALIZED         ANNUALIZED
                                       SIX MONTH         ONE YEAR            3 YEAR              5 YEAR              SINCE
                                        RETURN            RETURN             RETURN              RETURN            INCEPTION
------------------------------------------------------------------------------------------------------------------------------------
  Fiduciary Shares                      -4.68%            -23.44%            -26.99%             -9.84%              2.71%
  Class A Shares                        -4.94%            -23.60%            -27.17%            -10.06%              3.02%
  Class A Shares with load*            -10.22%            -27.81%            -28.53%            -11.07%              2.34%
  Class B Shares                        -5.13%            -24.10%            -27.63%            -10.62%+           -11.06%
  Class B Shares with load**            -9.87%            -27.90%            -28.25%            -10.88%+           -11.32%
  Class C Shares                        -5.13%            -24.10%            -27.63%            -10.34%+           -25.61%
  Class C Shares with load***           -6.98%            -25.63%            -27.86%            -10.53%+           -25.85%

  + The performance presented links the performance of Fiduciary Shares from its inception on November 18, 1993 with the performance of Class A Shares on June 20, 1994, Class B Shares on February 2, 1998 or Class C Shares on November 30, 1999. Fiduciary Share performance has been adjusted for the maximum sales charge applicable to Class A, Class B or Class C Shares, but does not reflect the higher Rule 12b-1 fees and expenses applicable to these Classes. With those adjustments, performance would be lower than that shown.
  * Reflects 5.50% sales charge.
 ** Reflects maximum CDSC of 5.00%.
*** Reflects maximum CDSC of 1.00%.
    Past performance is not predictive of future results. Returns shown do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

                             WWW.HIGHMARKFUNDS.COM                             5
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TOP TEN HOLDINGS*

COMPANY                           % OF
                                 PORTFOLIO
CITIGROUP                          3.3
VERIZON COMMUNICATIONS             3.0
EXXON MOBIL                        3.0
AVERY DENNISON                     2.7
TARGET                             2.7
MARSH & MCLENNAN                   2.7
QUESTAR                            2.6
GENERAL ELECTRIC                   2.6
WASHINGTON MUTUAL                  2.5
BANK OF AMERICA                    2.4

TOP FIVE SECTORS

SECTOR                            % OF
                                PORTFOLIO
FINANCIALS                        23.7
INDUSTRIALS                       17.1
HEALTH CARE                        9.1
CONSUMER DISCRETION                8.3
INFORMATION TECHNOLOGY             8.0

*EXCLUDES SHORT-TERM FIXED INCOME SECURITIES.

VALUE MOMENTUM FUND

PERFORMANCE

For the semi-annual period ending January 31, 2003, the HighMark Value Momentum Fund returned -6.40% (Fiduciary Shares). In comparison, the unmanaged Standard & Poor's 500 Composite Index returned -5.26% during the period and the Morningstar Large Value Category returned -5.89%.

FACTORS AFFECTING PERFORMANCE

The investment climate continued to be very difficult during the reporting period. The slow economy appeared to weigh on business confidence, as many firms cut their spending and tried to find ways to strengthen their balance sheets. Further, after largely supporting the economy during the past two years, consumer spending started showing signs of slowing as well. These factors, combined with continued fears of terrorism and concerns over the possibility of war with Iraq, hampered investment results for most classes of equities.

We were disappointed with the Fund's performance during the period. In this market environment, we sought to purchase stocks of issuers that we believed to be secure, and that would be least impacted by continued downward pressure on earnings. As with many other value funds, this strategy led to an overweight position in the utilities sector. This overweight hampered performance, since utilities performed poorly during the period. Additionally, several of the Fund's long-term positions in the gas industry suffered from on-going litigation. The Fund's performance benefited during the period from our acquisition of companies that were poised to benefit from a falling dollar. This strategy contributed to performance as the dollar grew increasingly weaker.

CURRENT STRATEGY AND OUTLOOK

Following three calendar years of negative market performance, the question for investors now is whether or not we are looking at a fourth consecutive negative year. We do not believe this will be the case and we are optimistic that equity markets will start to show signs of improvement in the coming year.

We are already seeing signs of strong fiscal and monetary policy aimed at improving the economy and expanding the monetary supply. We believe these factors will start to take hold in the coming period, and this could lead to a recovery for stocks. We will attempt to broaden the portfolio in the coming months to take best advantage of any such recovery. However, we will do so cautiously. Our optimism remains tempered by the fact that there is still a tremendous amount of uncertainty in the market today.

6                                1.800.433.6884
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HIGHMARK VALUE MOMENTUM FUND
INVESTMENT OBJECTIVE

THE HIGHMARK VALUE MOMENTUM FUND SEEKS LONG-TERM CAPITAL GROWTH WITH A SECONDARY OBJECTIVE OF INCOME.

[Photo of Richard Earnest Omitted]

TEAM LEADER
RICHARD EARNEST
HIGHMARK CAPITAL MANAGEMENT, INC.

COMPARISON OF CHANGE IN THE VALUE OF A $10,000 INVESTMENT IN THE HIGHMARK VALUE MOMENTUM FUND VERSUS THE S&P 500 COMPOSITE INDEX AND THE MORNINGSTAR LARGE VALUE CATEGORY.

[Chart Graph Omitted]
Plot Points as follows:

            Highmark Value         Highmark Value         Highmark Value         Highmark Value          S&P 500        Morningstar
            Momentum Fund,         Momentum Fund,         Momentum Fund,         Momentum Fund,         Composite       Large Value
           Fiduciary Shares        Class A Shares+        Class B Shares+        Class C Shares+          Index           Category
7/31/92        $10,000                $ 9,450                $10,000               $10,000               $10,000           $10,000
7/93            11,243                 10,626                 11,243                11,243                10,871            11,207
7/94            11,723                 11,079                 11,723                11,723                11,429            11,811
7/95            14,702                 13,895                 14,702                14,702                14,408            14,185
7/96            17,173                 16,198                 17,173                17,173                16,793            16,197
7/97            25,331                 23,834                 25,331                25,331                25,543            23,263
7/98            27,666                 25,970                 27,542                27,666                30,468            25,629
7/99            31,285                 29,291                 30,817                31,285                36,632            28,804
7/00            32,683                 30,530                 31,895                32,489                39,918            28,188
7/01            32,504                 30,286                 31,423                32,012                34,197            30,133
7/02            25,983                 24,153                 24,916                25,356                26,117            24,414
1/03            24,320                 22,578                 23,214                23,632                24,743            21,538

------------------------------------------------------------------------------------------------------------------------------------
                                                              ANNUALIZED        ANNUALIZED       ANNUALIZED       ANNUALIZED
                              SIX MONTH       ONE YEAR          3 YEAR            5 YEAR           10 YEAR           SINCE
                               RETURN          RETURN           RETURN            RETURN           RETURN          INCEPTION
------------------------------------------------------------------------------------------------------------------------------------
  Fiduciary Shares              -6.40%         -20.92%           -8.26%            -1.66%            8.53%             9.78%
  Class A Shares                -6.52%         -21.13%           -8.48%            -1.91%            8.35%             8.93%
  Class A Shares with load*    -11.68%         -25.47%          -10.19%            -3.01%            7.74%             8.36%
  Class B Shares                -6.83%         -21.58%           -9.08%            -2.58%+           8.03%+           -2.98%
  Class B Shares with load**   -11.25%         -25.30%           -9.84%            -2.88%+           8.03%+           -3.28%
  Class C Shares                -6.80%         -21.61%           -9.09%            -2.23%+           8.22%+           -8.61%
  Class C Shares with load***   -8.61%         -23.14%           -9.39%            -2.43%+           8.11%+           -8.90%

  + The performance presented links the performance of Fiduciary Shares from its inception on February 1, 1991 with the performance of Class A Shares on April 2, 1992, Class B Shares on February 2, 1998 or Class C Shares on November 30, 1999. Fiduciary Share performance has been adjusted for the maximum sales charge applicable to Class A, Class B or Class C Shares, but does not reflect the higher Rule 12b-1 fees and expenses applicable to these Classes. With those adjustments, performance would be lower than that shown.
  * Reflects 5.50% sales
    charge.
 ** Reflects maximum CDSC of 5.00%.
*** Reflects maximum CDSC of 1.00%.
    Past performance is not predictive of future results. Returns shown do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Performance presented from February 1, 1991 (commencement of operations of Fiduciary Shares) and April 2, 1992, (commencement of operations of Class A Shares) to April 25, 1997 reflects the performance of the Stepstone Value Momentum Fund.

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LARGE CAP VALUE FUND

TOP TEN HOLDINGS*

COMPANY                            % OF
                                 PORTFOLIO
SPDR TRUST SERIES 1                4.5
CITIGROUP                          3.6
REGIONAL BANK HOLDRS TRUST         2.7
BANK OF AMERICA                    2.6
EXXON MOBIL                        2.2
COMCAST, CL A                      2.0
CLEAR CHANNEL COMMUNICATIONS       1.9
FINANCIAL SELECT SECTOR SPDR FUND  1.9
HEWLETT-PACKARD                    1.6
BURLINGTON RESOURCES               1.6

TOP FIVE SECTORS

SECTOR                            % OF
                                PORTFOLIO
FINANCIALS                        28.1
INDUSTRIALS                       10.5
ENERGY                            10.1
CONSUMER DISCRETION                9.2
INFORMATION TECHNOLOGY             8.5

*EXCLUDES SHORT-TERM FIXED INCOME SECURITIES.

LARGE CAP VALUE FUND

PERFORMANCE

For the semi-annual period ending January 31, 2003, the HighMark Large Cap Value Fund returned -6.02% (Fiduciary Shares). In comparison, the unmanaged Standard & Poor's 500/BARRA Value Index returned -4.67% and the Morningstar Large Value Category returned -5.89%.

FACTORS AFFECTING PERFORMANCE

Several distinctly different market environments emerged during the reporting period. The first two months were volatile, as investors grappled with divergent signals. The July lows were tested in October followed by a strong two-month advance. The enthusiasm in October and November subsided in the last month of the year, as investors began to question the strength of the economic recovery and talk of conflict in the Middle East intensified. Historically low interest rates helped maintain consumer spending, which has continued to be the primary force supporting the economy. However there have been recent signs, including poor retail sales during the holiday season, that consumer spending has started to weaken as well.

In this period of continued volatility, the Fund underperformed the benchmark and its peer group. During the reporting period, the Fund's sector weightings were relatively neutral compared to the index. Detracting from Fund performance were modest underweight positions in the technology and energy sectors, both of which were among the better performing sectors during the period.

CURRENT STRATEGY AND OUTLOOK

We maintain a conservative outlook for the near-term direction of equity markets. Investors are rightly focused on looking for some sort of resolution to the conflict in the Middle East. We believe, however, that additional factors continue to hamper an overall market recovery. The threat of terrorism is likely to continue, equity valuations remain high by historical standards, and business overcapacity should continue to be a concern particularly in the face of modest unmet demand.

Despite these lingering concerns, we are cautiously optimistic that the coming year will provide signs of a market turnaround. We believe that a reduction in the overall uncertainty surrounding war will contribute to an increase in investor confidence, and lead to modestly positive expectations for market returns. The President's recently proposed economic stimulus package, if passed, would also go a long way towards boosting the economy. Still, it remains a challenging time for investors and we will continue to position the Fund conservatively until signs of sustainable economic recovery become more visible.

8                                1.800.433.6884
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HIGHMARK LARGE CAP VALUE FUND
INVESTMENT OBJECTIVE

THE HIGHMARK LARGE CAP VALUE FUND SEEKS TOTAL RETURN ON INVESTMENT, WITH DIVIDEND INCOME AS AN IMPORTANT COMPONENT OF THAT RETURN. A SECONDARY GOAL IS TO MAINTAIN A LOW LEVEL OF PRICE VOLATILITY.

[Photo of Nichael McBurney Omitted]

TEAM LEADER
MICHAEL MCBURNEY
HIGHMARK CAPITAL MANAGEMENT, INC.

COMPARISON OF CHANGE IN THE VALUE OF A $10,000 INVESTMENT IN THE HIGHMARK LARGE CAP VALUE FUND VERSUS THE S&P 500/BARRA VALUE INDEX AND THE MORNINGSTAR LARGE VALUE CATEGORY.

[Chart Graph Omitted]
Plot Points as follows:

            Highmark Large         Highmark Large         Highmark Large        Highmark Large         S&P 500/BARRA     Morningstar
            Cap Value Fund,        Cap Value Fund,        Cap Value Fund,       Cap Value Fund,           Value         Large Value
           Fiduciary Shares        Class A Shares+        Class B Shares+       Class C Shares+           Index           Category
7/31/92        $10,000                $ 9,450                $10,000                $10,000              $10,000           $10,000
7/93            10,975                 10,371                 10,975                 10,975               11,578            11,207
7/94            11,439                 10,810                 11,439                 11,439               12,189            11,811
7/95            13,414                 12,704                 13,414                 13,414               14,797            14,185
7/96            15,863                 15,017                 15,863                 15,863               17,097            16,197
7/97            22,229                 21,020                 22,229                 22,229               25,234            23,263
7/98            24,627                 23,227                 24,521                 24,627               28,598            25,629
7/99            28,132                 26,465                 27,770                 28,132               33,019            28,804
7/00            25,411                 23,855                 24,854                 25,282               32,973            28,128
7/01            24,674                 23,087                 23,899                 24,306               34,285            30,133
7/02            18,676                 17,419                 17,932                 18,237               25,488            24,414
1/03            17,552                 16,372                 16,777                 17,066               24,297            21,538

------------------------------------------------------------------------------------------------------------------------------------
                                                               ANNUALIZED       ANNUALIZED       ANNUALIZED       ANNUALIZED
                              SIX MONTH       ONE YEAR           3 YEAR           5 YEAR           10 YEAR           SINCE
                               RETURN          RETURN            RETURN           RETURN           RETURN          INCEPTION
------------------------------------------------------------------------------------------------------------------------------------
  Fiduciary Shares             -6.02%         -20.67%          -12.02%            -5.00%             5.54%            9.92%
  Class A Shares               -6.01%         -20.83%          -12.23%            -5.23%             5.41%+           5.06%
  Class A Shares with load*   -11.17%         -25.15%          -13.88%            -6.29%             4.81%+           4.37%
  Class B Shares               -6.44%         -21.45%          -12.81%            -5.85%+            5.06%+          -6.15%
  Class B Shares with load**  -11.11%         -25.35%          -13.62%            -6.09%+            5.06%+          -6.39%
  Class C Shares               -6.42%         -21.36%          -12.80%            -5.53%+            5.25%+         -12.83%
  Class C Shares with load***  -8.26%         -22.94%          -13.10%            -5.72%+            5.14%+         -13.11%

  + The performance presented links the performance of Fiduciary Shares from its inception on February 9, 1984 with the performance of Class A Shares on June 20, 1994, Class B Shares on February 2, 1998 or Class C Shares on November 30, 1999. Fiduciary Share performance has been adjusted for the maximum sales charge applicable to Class A, Class B or Class C Shares, but does not reflect the higher Rule 12b-1 fees and expenses applicable to these Classes. With those adjustments, performance would be lower than that shown.
  * Reflects 5.50% sales charge.
 ** Reflects maximum CDSC of 5.00%.
*** Reflects maximum CDSC of 1.00%.
    Past performance is not predictive of future results. Returns shown do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

                              WWW.HIGHMARKFUNDS.COM                            9

[HIGHMARK FUNDS LOGO OMITTED]
[GRAPHIC OF MOUNTAIN RANGE OMITTED]


TOP TEN HOLDINGS*

COMPANY                            % OF
                                 PORTFOLIO
MICROSOFT                          3.3
GENERAL ELECTRIC                   2.7
PFIZER                             2.6
CITIGROUP                          2.2
EXXON MOBIL                        2.1
WAL-MART STORES                    2.1
INTERNATIONAL BUSINESS
  MACHINES                         2.1
AMERICAN INTERNATIONAL
  GROUP                            1.8
VERIZON COMMUNICATIONS             1.7
VANGUARD TOTAL STOCK
  MARKET VIPERS                    1.7

TOP FIVE SECTORS

SECTOR                             % OF
                                 PORTFOLIO
FINANCIALS                         20.1
HEALTH CARE                        14.0
INFORMATION TECHNOLOGY             13.8
CONSUMER DISCRETION                12.4
INDUSTRIALS                        10.5

*EXCLUDES SHORT-TERM FIXED INCOME SECURITIES.

CORE EQUITY FUND

PERFORMANCE

For the semi-annual period ending January 31, 2003, the HighMark Core Equity Fund produced a return of -6.01% (Fiduciary Shares). In comparison, the unmanaged Standard & Poor's 500 Composite Index returned -5.26% during the period and the Morningstar Large Blend Category returned -5.90%.

FACTORS AFFECTING PERFORMANCE

The investment environment for stocks continued to be difficult and volatile during the reporting period, and few classes of equities performed well. On a relative basis, value stocks generally outperformed growth stocks, and small and mid-capitalization companies typically performed better than their large capitalization counterparts. As a result, the Fund's emphasis on large cap securities hampered investment results. Also detracting from the Fund's performance during the period was its relative underweight compared to the index in the consumer staples, utilities, and health care sectors.

The Fund's performance benefited during the period from security selection within the telecommunications sector. Long-distance and wireless companies generally performed poorly, and the Fund benefited from a relative underweight versus the benchmark in these industries. Meanwhile, integrated telecommunications companies, the "Regional Bells," performed relatively well during the period and the Fund's overweight in these issuers contributed positively to performance. The Fund also benefited from a relative overweight in the energy and financial sectors.

CURRENT STRATEGY AND OUTLOOK

Given the extraordinary amount of fiscal and monetary stimulus that is currently being applied, we expect that the economy should continue to grow in 2003. Over the near term, however, we believe that geopolitical uncertainty centered around the potential for war with Iraq is likely to result in a relatively volatile stock market. Consequently, we are beginning to position the portfolio for a healthier market environment in the second half of 2003, though we are keeping our eyes open to take advantage of opportunities as we feel they arise.




10                               1.800.433.6884

[GRAPHIC OF MOUNTAIN RANGE OMITTED]

HIGHMARK CORE EQUITY FUND
INVESTMENT OBJECTIVE

THE HIGHMARK CORE EQUITY FUND SEEKS LONG-TERM CAPITAL APPRECIATION.

[Photo of George Rokas Omitted]

TEAM LEADER
GEORGE ROKAS
HIGHMARK CAPITAL MANAGEMENT, INC.


[Photo of Jordan Schlick Omitted]

TEAM LEADER
JORDAN SCHLICK
HIGHMARK CAPITAL MANAGEMENT, INC.


COMPARISON OF CHANGE IN THE VALUE OF A $10,000 INVESTMENT IN THE HIGHMARK CORE EQUITY FUND VERSUS THE S&P 500 COMPOSITE INDEX AND THE MORNINGSTAR LARGE BLEND CATEGORY.


[Chart Graph Omitted]
Plot Points as follows:

               Highmark               Highmark               Highmark            S&P 500/BARRA         Morningstar
           Core Equity Fund,       Core Equity Fund,      Core Equity Fund,        Composite           Large Blend
           Fiduciary Shares         Class A Shares+        Class B Shares+           Index              Category
5/31/00        $10,000                 $9,450                $10,000                $10,000              $10,000
7/00             9,768                  9,231                  9,758                 10,086               10,149
7/01             8,312                  7,829                  8,230                  8,641                8,616
7/02             6,296                  5,914                  5,993                  6,599                6,683
1/03             5,918                  5,551                  5,589                  6,252                5,894

------------------------------------------------------------------------------------------------------------------------------------
                                                                                                           ANNUALIZED
                                                  SIX MONTH                   ONE YEAR                        SINCE
                                                   RETURN                      RETURN                       INCEPTION
------------------------------------------------------------------------------------------------------------------------------------
  Fiduciary Shares                                  -6.01%                     -23.94%                       -17.86%
  Class A Shares                                    -6.13%                     -24.15%                       -18.23%
  Class A Shares with load*                        -11.27%                     -28.34%                       -20.02%
  Class B Shares                                    -6.55%                     -24.72%                       -18.78%
  Class B Shares with load**                       -11.22%                     -28.48%                       -19.73%

 + The performance presented links the performance of Fiduciary Shares from its inception on May 31, 2000 with the performance of Class A or Class B Shares on June 30, 2000. Fiduciary Share performance has been adjusted for the maximum sales charge applicable to Class A or Class B Shares, but does not reflect the higher Rule 12b-1 fees and expenses applicable to these Classes. With those adjustments, performance would be lower than that shown.
 * Reflects 5.50% sales charge.
** Reflects maximum CDSC of 5.00%.
   Past performance is not predictive of future results. Returns shown do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.


                              WWW.HIGHMARKFUNDS.COM                           11

[HIGHMARK FUNDS LOGO OMITTED]
[GRAPHIC OF MOUNTAIN RANGE OMITTED]

BALANCED FUND

TOP TEN HOLDINGS*

COMPANY                            % OF
                                 PORTFOLIO
U.S. TREASURY BONDS
  7.250%, 05/15/16                 2.3
MICROSOFT                          2.1
GENERAL ELECTRIC                   1.7
PFIZER                             1.6
SPDR TRUST SERIES 1                1.5
EXXON MOBIL                        1.4
CITIGROUP                          1.4
WAL-MART STORES                    1.4
INTERNATIONAL BUSINESS MACHINES    1.3
VANGUARD TOTAL STOCK MARKET
  VIPERS                           1.3

TOP FIVE SECTORS**

SECTOR                            % OF
                                PORTFOLIO
FINANCIALS                        12.9
HEALTH CARE                        8.9
INFORMATION TECHNOLOGY             8.8
CONSUMER DISCRETION                8.1
INDUSTRIALS                        6.6

 *EXCLUDES SHORT-TERM FIXED INCOME SECURITIES.
**EXCLUDES FIXED INCOME SECURITIES.


BALANCED FUND

PERFORMANCE

For the semi-annual period ending January 31, 2003, the HighMark Balanced Fund produced a return of -2.60% (Fiduciary Shares). In comparison, the unmanaged Standard & Poor's 500 Composite Index returned -5.26%, the Lehman Brothers U.S. Aggregate Bond Index returned 5.05% and the Morningstar Balanced Objective returned -1.72%.

FACTORS AFFECTING PERFORMANCE

The investment environment for stocks continued to be difficult and volatile during the reporting period, and few classes of equities performed well. On a relative basis, value stocks generally outperformed growth stocks, and small and mid-capitalization companies typically performed better than their large capitalization counterparts. The Fund's emphasis on large cap securities in the equity portfolio hampered investment results, as did its relative underweight compared to the index in the consumer staples, utilities, and health care sectors. The Fund's performance benefited during the period from security selection within the telecommunications sector.

In contrast to equities, most fixed income instruments performed relatively well during the reporting period. Bonds continued to benefit from a low interest rate environment. In November, the Federal Reserve Board reduced short-term rates from 1.75% to 1.25%. While bond performance was generally strong during the period, it remained a volatile environment for investors. Credit quality of issuers continued to be a primary driver for bond performance. As has been the case for several periods now, higher quality bonds tended to outperform their lower quality counterparts. The Fund's average credit quality during the period was AA, and performance benefited from exposure to long-term Treasuries and higher-quality corporate bonds.

CURRENT STRATEGY AND OUTLOOK

Given the extraordinary amount of fiscal and monetary stimulus that is currently being applied, we expect that the economy should continue to grow in 2003. Over the near term, however, we believe that geopolitical uncertainty centered around the potential for war with Iraq is likely to result in a relatively volatile stock market.

In fixed income markets, credit quality and volatility continue to be the primary concerns. We believe that the economy will certainly benefit from continued assistance from aggressive fiscal and monetary policy. Consequently, we are beginning to position the portfolio for a healthier market environment in the second half of 2003, though we are keeping our eyes open to take advantage of opportunities as we feel they arise. We will continue to proceed with caution until signs of a sustainable economic recovery emerge.


                                 1.800.433.6884                               12

[GRAPHIC OF MOUNTAIN RANGE OMITTED]

HIGHMARK BALANCED FUND
INVESTMENT OBJECTIVE

THE HIGHMARK BALANCED FUND SEEKS CAPITAL APPRECIATION AND INCOME, WITH A SECONDARY INVESTMENT OBJECTIVE OF CONSERVATION OF CAPITAL.

[Photo of George Rokas Omitted]

TEAM LEADER
GEORGE ROKAS
HIGHMARK CAPITAL MANAGEMENT, INC.

[Photo of Jordan Schlick Omitted]

TEAM LEADER
JORDAN SCHLICK
HIGHMARK CAPITAL MANAGEMENT, INC.

COMPARISON OF CHANGE IN THE VALUE OF A $10,000 INVESTMENT IN THE HIGHMARK BALANCED FUND VERSUS THE S&P 500 COMPOSITE INDEX, THE LEHMAN BROTHERS U.S. AGGREGATE BOND INDEX AND THE MORNINGSTAR BALANCED OBJECTIVE.


[Chart Graph Omitted]
Plot Points as follows:

            Highmark           Highmark          Highmark            Highmark          S&P 500     Lehman Brothers      Morningstar
         Balanced Fund,      Balanced Fund,    Balanced Fund,      Balanced Fund,     Composite     U.S. Aggregate       Balanced
        Fiduciary Shares    Class A Shares+   Class B Shares+     Class C Shares+       Index         Bond Index         Objective
7/31/92     $10,000            $ 9,450           $10,000             $10,000           $10,000          $10,000           $10,000
7/93         11,042             10,425            11,042              11,042            10,871           11,018            11,083
7/94         11,364             10,731            11,364              11,364            11,429           11,028            11,320
7/95         13,535             12,780            13,535              13,535            14,408           12,143            13,136
7/96         15,016             14,150            15,016              15,016            16,793           12,814            14,414
7/97         19,591             18,407            19,591              19,591            25,543           14,196            18,634
7/98         21,023             19,717            20,960              21,023            30,468           15,312            20,464
7/99         23,117             21,618            22,828              23,117            36,632           15,691            22,425
7/00         23,644             22,057            23,132              23,505            39,918           16,626            23,797
7/01         22,261             20,700            21,584              21,926            34,197           18,736            23,328
7/02         19,091             17,705            18,342              18,637            26,117           20,149            20,436
1/03         18,595             17,227            17,781              18,069            24,743           21,167            19,733


------------------------------------------------------------------------------------------------------------------------------------
                                                               ANNUALIZED       ANNUALIZED       ANNUALIZED       ANNUALIZED
                              SIX MONTH       ONE YEAR           3 YEAR           5 YEAR           10 YEAR           SINCE
                               RETURN          RETURN            RETURN           RETURN           RETURN          INCEPTION
------------------------------------------------------------------------------------------------------------------------------------
  Fiduciary Shares              -2.60%         -13.77%           -6.89%            -1.69%           5.77%            6.96%
  Class A Shares                -2.70%         -13.99%           -7.14%            -1.94%           5.56%            5.89%
  Class A Shares with load*     -8.06%         -18.74%           -8.87%            -3.05%           4.96%            5.30%
  Class B Shares                -3.06%         -14.53%           -7.76%            -2.57%+          5.30%+          -2.83%
  Class B Shares with load**    -7.87%         -18.74%           -8.61%            -2.87%+          5.30%+          -3.13%
  Class C Shares                -3.05%         -14.52%           -7.76%            -2.26%+          5.46%+          -7.60%
  Class C Shares with load***   -5.02%         -16.20%           -8.07%            -2.45%+          5.35%+          -7.89%

  + The performance presented links the performance of Fiduciary Shares from its inception on February 1, 1991 with the performance of Class A Shares on November 13, 1992, Class B Shares on February 2, 1998 or Class C Shares on November 30, 1999. Fiduciary Share performance has been adjusted for the maximum sales charge applicable to Class A, Class B or Class C Shares, but does not reflect the higher Rule 12b-1 fees and expenses applicable to these Classes. With those adjustments, performance would be lower than that shown.
  * Reflects 5.50% sales charge.
 ** Reflects maximum CDSC of 5.00%.
*** Reflects maximum CDSC of 1.00%.
    Past performance is not predictive of future results. Returns shown do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Performance presented from February 1,1991 (commencement of operations of Fiduciary Shares) to November 13, 1992 (commencement of Class A Shares) to April 25, 1997 reflects the performance of the Stepstone Balanced Fund.

                              WWW.HIGHMARKFUNDS.COM                           13

[HIGHMARK FUNDS LOGO OMITTED]
[GRAPHIC OF MOUNTAIN RANGE OMITTED]

TOP TEN HOLDINGS*

COMPANY                            % OF
                                 PORTFOLIO
UGI                                1.8
SCOTTISH ANNUITY
  & LIFE HOLDINGS                  1.8
FLAGSTAR BANCORP                   1.5
STORAGE TECHNOLOGY                 1.5
GTECH HOLDINGS                     1.5
BROWN SHOE                         1.4
DOLE FOOD                          1.4
MOOG, CL A                         1.4
TORO                               1.4
STANCORP FINANCIAL GROUP           1.2

TOP FIVE SECTORS

SECTOR                           % OF
                                PORTFOLIO
FINANCIALS                        25.4
CONSUMER DISCRETION               21.5
INDUSTRIALS                       15.3
INFORMATION TECHNOLOGY             8.3
CONSUMER STAPLES                   7.2

*EXCLUDES SHORT-TERM FIXED INCOME SECURITIES.

SMALL CAP VALUE FUND

PERFORMANCE

For the semi-annual period ending January 31, 2003, the HighMark Small Cap Value Fund returned -2.22% (Fiduciary Shares). In comparison, the unmanaged Frank Russell 2000 Value Index returned -5.74% and the Morningstar Small Value Category returned -5.34%.

FACTORS AFFECTING PERFORMANCE

The past six months proved to be a continuation of the difficult equity markets that have pained many investors since 2000. We believe that the Fund continued to benefit from holding a highly diversified portfolio of small companies that trade at relatively inexpensive valuations. During the period, deeper value stocks generally outperformed the benchmark, and the Fund benefited from maintaining a relatively low price-to-earnings ratio compared to the index.

Also contributing to Fund performance during the period were positions in Storage Technology, UGI, NovaStar Financial and Central Garden and Pet Company. We believe that the Fund also benefited from management's philosophy of selecting only the most attractive stocks in each industry, thereby reducing overall risk. Detracting from Fund performance during the period were positions in Fleming and Information Resources. However, by not taking large positions in any one issuer, the impact of these poor performing securities on the overall portfolio was minimized.

CURRENT STRATEGY AND OUTLOOK

The Fund will continue to buy companies that have disappointed investors over an extended period of time, yet are beginning to show signs of recovery. The Fund uses a quantitative investment strategy that combines a value discipline with behavioral momentum in an effort to take advantage of the tendency of investors to extrapolate past performance into the future. We believe that inexpensive, under-performing stocks tend to become oversold and we look for such companies as they start to rebound as evidenced by increasing earnings, rising analyst expectations and insider purchases of company stock.

We remain optimistic that undervalued companies will continue to outperform the overall market. However, the Fund will maintain a diversified portfolio in an effort to limit overall risk. While we believe the market continues to present opportunities to acquire undervalued securities with quantifiable earnings, we will continue to move slowly and always with a long-term investment horizon.

14                               1.800.433.6884

[GRAPHIC OF MOUNTAIN RANGE OMITTED]

HIGHMARK SMALL CAP VALUE FUND
INVESTMENT OBJECTIVE

THE HIGHMARK SMALL CAP VALUE FUND SEEKS TO PROVIDE LONG TERM CAPITAL APPRECIATION THROUGH INVESTMENTS IN EQUITY SECURITIES.

[Photo of Josef Lakonishok Omitted]

TEAM LEADER
JOSEF LAKONISHOK
LSV ASSET MANAGEMENT

COMPARISON OF CHANGE IN THE VALUE OF A $10,000 INVESTMENT IN THE HIGHMARK SMALL CAP VALUE FUND VERSUS THE FRANK RUSSELL 2000 VALUE INDEX AND THE MORNINGSTAR SMALL VALUE CATEGORY.

[Chart Graph Omitted]
Plot Points as follows:

            Highmark Small        Highmark Small         Highmark Small        Highmark Small         Frank Russell     Morningstar
            Cap Value Fund,       Cap Value Fund,        Cap Value Fund,       Cap Value Fund,         2000 Value       Small Value
           Fiduciary Shares       Class A Shares         Class B Shares        Class C Shares+            Index           Category
9/30/98        $10,000                $ 9,450                $10,000                $10,000              $10,000           $10,000
7/99            12,479                 11,778                 12,398                 12,479               11,208            11,868
7/00            14,529                 13,670                 14,336                 14,488               11,752            12,579
7/01            14,122                 13,246                 13,804                 13,950               14,543            15,588
7/02            14,136                 13,225                 13,695                 13,840               13,742            14,581
1/03            13,823                 12,917                 13,106                 13,447               12,953            13,024

------------------------------------------------------------------------------------------------------------------------------------
                                                                                       ANNUALIZED              ANNUALIZED
                                         SIX MONTH                ONE YEAR               3 YEAR                   SINCE
                                          RETURN                   RETURN                RETURN                 INCEPTION
------------------------------------------------------------------------------------------------------------------------------------
  Fiduciary Shares                        -2.22%                   -4.84%                  0.73%                  7.84%
  Class A Shares                          -2.33%                   -5.14%                  0.46%                  7.53%
  Class A Shares with load*               -7.72%                  -10.38%                 -1.41%                  6.15%
  Class B Shares                          -2.84%                   -6.02%                 -0.20%                  6.88%
  Class B Shares with load**              -7.69%                  -10.72%                 -1.06%                  6.51%
  Class C Shares                          -2.84%                   -5.95%                 -0.17%                  2.26%
  Class C Shares with load***             -4.79%                   -7.80%                 -0.52%                  1.93%

  + The performance presented links the performance of Fiduciary Shares from its inception September 17, 1998 with the performance of Class C Shares on November 30, 1999. Fiduciary Shares performance has been adjusted for the maximum sales charge applicable to Class C Shares but does not reflect the higher Rule 12b-1 fees and expenses applicable to this Class. With these adjustments, performance would be lower than that shown.
  * Reflects 5.50% sales charge.
 ** Reflects maximum CDSC of 5.00%.
*** Reflectsmaximum CDSC of 1.00%.
    Past performance is not predictive of future results. Returns shown do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

                              WWW.HIGHMARKFUNDS.COM                           15

[HIGHMARK FUNDS LOGO OMITTED]
[GRAPHIC OF MOUNTAIN RANGE OMITTED]


TOP TEN HOLDINGS*

COMPANY                            % OF
                                 PORTFOLIO
VODAFONE GROUP                     3.7
TOTALFINAELF                       3.5
NESTLE                             3.3
BP                                 2.9
ROYAL BANK OF SCOTLAND GROUP       2.9
SHELL TRANSPORT & TRADING          2.7
HSBC HOLDINGS                      2.6
GLAXOSMITHKLINE                    2.5
NOVARTIS                           2.1
ENI-ENTE NAZIONALE IDROCARBURI     2.1

    TOP
FIVE COUNTRIES

COUNTRY                           % OF
                                PORTFOLIO
UNITED KINGDOM                    26.1
JAPAN                             18.8
FRANCE                            13.5
SWITZERLAND                       11.0
NETHERLANDS                        5.2

*EXCLUDES SHORT-TERM FIXED INCOME SECURITIES.

INTERNATIONAL EQUITY
FUND

PERFORMANCE

For the semi-annual period ending January 31, 2003, the HighMark International Equity Fund returned -15.57% (Fiduciary Shares). In comparison, during the same period the Morgan Stanley Capital International EAFE Index returned -9.15% and the Morningstar Foreign Stock Category returned -9.96%.

FACTORS AFFECTING PERFORMANCE

The reporting period was marked by continued volatility, and the Fund underperformed both its benchmark and the peer group. The Fund's relative underweight in the utilities sector, which benefited from its defensive characteristics during the third quarter of 2002, negatively impacted performance. The Fund was also negatively impacted by exposure in the health care sector, which remained weak amidst an increased threat of patent expiration and generic competition.

The Fund's overweight in the consumer discretionary sector was also a detractor. Additionally, the Fund's exposure to the gaming industry detracted from performance, largely as a result of a disappointing earnings announcement from Sega that took the market by surprise and caused the stock to sell-off aggressively. The news from Sega also negatively impacted other stocks within the industry including Nintendo.

Contributing to performance during the period were holdings in the telecommunications sector. The rally within the sector, started in July, proved to be sustainable and earnings have continued to improve. The earnings increase was based on a general increase in average revenue per user, helped by the introduction of new services, as well as increased consolidation and debt reduction within the industry.

The Fund's relative underweight position in the financials and information technology (IT) sectors also contributed to total return. Financials remained under pressure due to concerns over the global recovery. Within financials, the Fund's underweight in insurers proved helpful as insurance companies suffered from exposure to the weakened equity markets. The IT sector was also weak, particularly during the third quarter of 2002.

CURRENT STRATEGY & OUTLOOK

As we move forward towards the second half of the fiscal year, we do so cautiously. While it seems unlikely that global markets will deliver a fourth year of negative returns, the outlook for the immediate future remains uncertain. Conflict in the Middle East will increase the risk of a patchy economic recovery and ensure stock market volatility continues.

However, we believe there is reason to be cautiously optimistic. Economic and earnings risks are likely to subside, policy is still tilted towards lower rates in the U.S. and Euro area and valuations remain attractive. Yet, with few macro-level drivers for recovery, we believe stock selection will continue to be critical to successful investment results. We will continue to seek out stocks that have proven profitability and that we believe have the ability to deliver top-line growth in a low growth environment. In this cautiously optimistic environment, we have a renewed preference for dividends. We believe that many companies are focusing on returning cash to shareholders, and this dividend yield will offer support to share prices in the face of continued uncertainty and, in our opinion, will lead to positive returns in the coming year.


16                               1.800.433.6884

[GRAPHIC OF MOUNTAIN RANGE OMITTED]

HIGHMARK INTERNATIONAL EQUITY FUND
INVESTMENT OBJECTIVE

THE HIGHMARK INTERNATIONAL EQUITY FUND SEEKS TO PROVIDE LONG-TERM CAPITAL APPRECIATION BY INVESTING PRIMARILY IN A DIVERSIFIED PORTFOLIO OF EQUITY SECURITIES OF NON-U.S. ISSUERS.

[Photo of Alex Tedder Omitted]

TEAM LEADER
ALEX TEDDER
DEUTSCHE ASSET MANAGEMENT
INVESTMENT SERVICES, LTD.


COMPARISON OF CHANGE IN THE VALUE OF A $10,000 INVESTMENT IN THE HIGHMARK INTERNATIONAL EQUITY FUND VERSUS THE MORGAN STANLEY CAPITAL INTERNATIONAL EAFE INDEX AND THE MORNINGSTAR FOREIGN STOCK CATEGORY.


[Chart Graph Omitted]
Plot Points as follows:

               Highmark              Highmark               Highmark            Highmark Small        Morgan Stanley
             International         International          International         International            Capital        Morningstar
              Equity Fund,          Equity Fund,           Equity Fund,          Equity Fund,          International   Foreign Stock
           Fiduciary Shares        Class A Shares+        Class B Shares+       Class C Shares+         EAFE Index         Category
2/28/95        $10,000                $ 9,450                $10,000                $10,000              $10,000           $10,000
7/95            11,143                 10,530                 11,143                 11,143               11,368            11,346
7/96            11,650                 11,009                 11,650                 11,650               11,770            12,046
7/97            12,585                 11,893                 12,585                 12,585               13,902            14,980
7/98            12,482                 11,795                 12,482                 12,482               14,663            16,089
7/99            13,218                 12,491                 13,218                 13,218               16,085            17,268
7/00            14,700                 13,858                 14,615                 14,614               17,534            20,637
7/01            10,853                 10,190                 10,699                 10,698               13,728            15,663
7/02             9,105                  8,525                  8,900                  8,899               11,405            13,121
1/03             7,687                  7,191                  7,489                  7,488               10,361            10,508


------------------------------------------------------------------------------------------------------------------------------------
                                                                           ANNUALIZED          ANNUALIZED        ANNUALIZED
                                       SIX MONTH         ONE YEAR            3 YEAR              5 YEAR             SINCE
                                        RETURN            RETURN             RETURN              RETURN           INCEPTION
------------------------------------------------------------------------------------------------------------------------------------
  Fiduciary Shares                     -15.57%            -21.89%           -19.75%              -6.99%             -3.36%
  Class A Shares                       -15.64%            -22.03%           -20.01%              -7.18%+           -18.93%
  Class A Shares with load*            -20.27%            -26.32%           -21.51%              -8.22%+           -20.36%
  Class B Shares                       -15.86%            -22.51%           -20.41%              -7.48%+           -19.34%
  Class B Shares with load**           -20.07%            -26.39%           -21.16%              -7.82%+           -20.05%
  Class C Shares                       -15.86%            -22.51%           -20.41%              -7.48%+           -19.34%
  Class C Shares with load***          -17.56%            -24.07%           -20.68%              -7.66%+           -19.60%

  + The performance presented links the performance of Fiduciary Shares from its inception on February 1, 1995 with the performance of Class A Shares, Class B Shares or Class C Shares on November 30, 1999. Fiduciary Share performance has been adjusted for the maximum sales charge applicable to Class A, Class B or Class C Shares, but does not reflect the higher
    Rule 12b-1 fees and expenses applicable to these Classes. With those adjustments, performance would be lower than that shown.
  * Reflects 5.50% sales charge.
 ** Reflects maximum CDSC of 5.00%.
*** Reflects maximum CDSC of 1.00%.
    Past performance is not predictive of future results. Returns shown do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Performance presented from February 1, 1995 (commencement of operations of Fiduciary Shares) to April 25, 1997 reflects the performance of the Stepstone International Equity Fund.

                              WWW.HIGHMARKFUNDS.COM                           17

[HIGHMARK FUNDS LOGO OMITTED]
[GRAPHIC OF MOUNTAIN RANGE OMITTED]


TOP TEN HOLDINGS

HOLDING                            % OF
                                 PORTFOLIO
CONTRA COSTA,
  TRANSPORTATION AUTHORITY,
  SALES TAX, SER A
  6.000%, 03/01/06                  2.0

LOS ANGELES COUNTY,
  PUBLIC WORKS FINANCING
  AUTHORITY, REGIONAL PARK &
  OPEN SPACE DISTRICT, SER A
  5.500%, 10/01/08                  1.7

LOS ANGELES, DEPARTMENT OF
  WATER & POWER, SER A-A-1
  5.250%, 07/01/11                  1.7

ORANGE COUNTY,
  LOCAL TRANSPORTATION
  AUTHORITY, MEASURE M,
  SECOND SENIOR, SER A
  5.500%, 02/15/08                  1.6

LOS ANGELES, DEPARTMENT
  OF AIRPORTS, SER B
  6.500%, 05/15/04                  1.6

SAN DIEGO COUNTY,
  REGIONAL TRANSPORTATION
  COMMISSION, SECOND SENIOR,
  SER A
  6.000%, 04/01/06                  1.5

SAN FRANCISCO,
  BAY AREA RAPID TRANSIT
  5.500%, 07/01/05                  1.5

SAN DIEGO, PUBLIC FACILITIES
  FINANCING AUTHORITY
  6.000%, 05/15/06                  1.4

SAN DIEGO COUNTY,
  WATER AUTHORITY, SER A
  5.000%, 05/01/04                  1.2

CONTRA COSTA, WATER DISTRICT
  AUTHORITY, SER G
  5.700%, 10/01/06                  1.2


TOP FIVE SECTORS

SECTOR                             % OF
                                 PORTFOLIO
REVENUE BONDS                      58.1
GOVERNMENT OBLIGATIONS             19.5
PARTICIPATION NOTES                13.0
TAX ALLOCATION NOTES                7.0
PREREFUNDED                         1.3

CALIFORNIA
INTERMEDIATE
TAX-FREE BOND FUND

PERFORMANCE

For the semi-annual period ending January 31, 2003, the HighMark California Intermediate Tax-Free Bond Fund returned 2.53% (Fiduciary Shares). In comparison, the unmanaged Lehman Brothers 7-Year Municipal Bond Index returned 3.26% and the Morningstar Municipal California Intermediate Category returned 2.07%.

FACTORS AFFECTING PERFORMANCE

In November of 2002, the Federal Reserve reduced the federal funds rate, the rate at which banks lend to each other, 0.50% to 1.25%. In this low-rate environment, issuance volume and refunding activity remained heavy. The largest sector of issuance for the period was general purpose, followed by education and transportation. The State of California's finances continued to deteriorate and the state's long-term rating was downgraded by all three rating agencies. The percentage of bonds containing some type of credit support, such as private insurance, decreased slightly during the period, yet credit quality continued to be a primary consideration.

The Fund's performance during the period seemingly benefited from its relatively defensive positioning. We sought to purchase bonds of issuers with higher credit quality ratings, and during the period higher quality bonds outperformed lower quality bonds. We also sought securities with slightly shorter maturities compared to the benchmark and, in our opinion, this subjected the Fund to less volatility and overall risk.

OUTLOOK

The municipal bond market will likely remain volatile in the coming months. If the State of California is unable to address its fiscal concerns in the near term, we may see further rating downgrades. We believe that we are experiencing an economic slowdown and, though many municipalities have fortified their balance sheets over the last few years to protect against such a downturn, the extent of the current reversal of fortune has exhausted the resources of the state and left a sizable deficit. Unfortunately, as the state tries to gain control of its fiscal position, it will put pressure on counties and cities to fill the gaps, potentially damaging the credit of those entities.

In this environment, we will continue to seek opportunities to position the Fund defensively. We believe that shorter duration bonds with higher coupons and higher credit qualities will be best-suited to navigate the volatility we are likely to see in the coming months.

18                               1.800.433.6884

[GRAPHIC OF MOUNTAIN RANGE OMITTED]

HIGHMARK CALIFORNIA INTERMEDIATE
TAX-FREE BOND FUND

INVESTMENT OBJECTIVE

THE HIGHMARK CALIFORNIA INTERMEDIATE TAX-FREE BOND FUND SEEKS TO PROVIDE HIGH CURRENT INCOME THAT IS EXEMPT FROM FEDERAL AND STATE OF CALIFORNIA INCOME TAXES.

[Photo of Robert Bigelow Omitted]

TEAM LEADER
ROBERT BIGELOW
HIGHMARK CAPITAL MANAGEMENT, INC.

COMPARISON OF CHANGE IN THE VALUE OF A $10,000 INVESTMENT IN THE HIGHMARK CALIFORNIA INTERMEDIATE TAX-FREE BOND FUND VERSUS THE LEHMAN BROTHERS 7-YEAR MUNICIPAL BOND INDEX AND THE MORNINGSTAR MUNICIPAL CALIFORNIA INTERMEDIATE CATEGORY.

[Chart Graph Omitted]
Plot Points as follows:

               Highmark               Highmark               Highmark                                 Morningstar
              California             California             California          Lehman Brothers        Municipal
           Intermediate Tax-      Intermediate Tax-       Intermediate Tax-         7-Year             California
            Free Bond Fund,        Free Bond Fund,         Free Bond Fund          Municipal          Intermediate
           Fiduciary Shares        Class A Shares          Class B Shares+        Bond Index            Category
10/31/93       $10,000                $ 9,675                $10,000                $10,000              $10,000
7/94             9,702                  9,377                  9,702                  9,953                9,881
7/95            10,407                 10,060                 10,407                 10,760               10,493
7/96            11,102                 10,721                 11,102                 11,307               11,159
7/97            12,079                 11,667                 12,079                 12,284               12,129
7/98            12,652                 12,210                 12,652                 12,930               12,701
7/99            13,100                 12,644                 13,100                 13,355               13,027
7/00            13,713                 13,237                 13,615                 13,968               13,615
7/01            14,799                 14,276                 14,550                 15,252               14,696
7/02            15,671                 15,119                 15,255                 16,339               15,542
1/03            16,068                 15,516                 15,567                 16,872               16,185

------------------------------------------------------------------------------------------------------------------------------------
                                                                           ANNUALIZED         ANNUALIZED         ANNUALIZED
                                      SIX MONTH          ONE YEAR            3 YEAR             5 YEAR              SINCE
                                       RETURN             RETURN             RETURN             RETURN            INCEPTION
------------------------------------------------------------------------------------------------------------------------------------
  Fiduciary Shares                       2.53%             5.90%              7.04%               5.18%             5.14%
  Class A Shares                         2.62%             6.00%              7.06%               5.17%             5.11%
  Class A Shares with load*              0.31%             3.59%              6.26%               4.70%             4.86%
  Class B Shares                         2.05%             4.81%              5.98%               4.52%+            5.51%
  Class B Shares with load**            -2.95%            -0.19%              5.09%               4.18%+            4.66%

 + The performance presented links the performance of Fiduciary Shares from its inception on October 15, 1993 with the performance of Class B Shares on November 30, 1999. Fiduciary Share performance has been adjusted for the maximum sales charge applicable to Class B, but does not reflect the higher Rule 12b-1 fees and expenses applicable to this Class. With those adjustments, performance would be lower than that shown.
 * Reflects 2.25% sales charge.
** Reflects maximum CDSC of 5.00%.
   Past performance is not predictive of future results. Returns shown do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Performance presented from October 15, 1993 (commencement of operations of Fiduciary and Class A Shares) to April 25, 1997 reflects the performance of the Stepstone California Intermediate Tax-Free Bond Fund.

                              WWW.HIGHMARKFUNDS.COM                          19

[HIGHMARK FUNDS LOGO OMITTED]
[GRAPHIC OF MOUNTAIN RANGE OMITTED]


TOP TEN HOLDINGS

HOLDING                            % OF
                                 PORTFOLIO
PORTLAND, SEWER SYSTEMS,
  SER A
  5.000%, 06/01/08                  5.0

METROPOLITAN PIER &
  EXPOSITION AUTHORITY,
  MCCORMICK PLACE EXPANSION
  PROJECT, SER A
  6.000%, 12/15/05                  4.6

KING & SNOHOMISH COUNTIES,
  SCHOOL DISTRICT AUTHORITY
  5.250%, 12/01/08                  4.1

PHOENIX
  5.000%, 07/01/09                  3.6

DU PAGE & WILL COUNTIES,
  COMMUNITY SCHOOL DISTRICT,
  SER B
   5.000%, 12/30/07                 3.5

BLACKROCK PROVIDENT
  CALIFORNIA TAX FREE
  MONEY MARKET                      3.4

DENVER CITY & COUNTY, SER A
  5.250%, 08/01/06                  3.0

MONTGOMERY COUNTY,
  CONSOLIDATED PUBLIC
  IMPROVEMENT, SER A
  5.700%, 07/01/05                  3.0

FAIRFAX COUNTY, PUBLIC
  IMPROVEMENT AUTHORITY,
  SER A
  5.000%, 06/01/06                  2.9

MCMINNVILLE,
  SCHOOL DISTRICT NO 40
  5.000%, 06/15/11                  2.4


TOP FOUR SECTORS

SECTOR                              % OF
                                 PORTFOLIO
GOVERNMENT OBLIGATIONS             62.6
REVENUE BONDS                      27.3
PREREFUNDED                         6.7
CASH/SHORT-TERM                     3.4

NATIONAL INTERMEDIATE
TAX-FREE BOND FUND

PERFORMANCE

On October 18, 2002, we launched the HighMark National Intermediate Tax-Free Bond Fund. The Fund seeks out high quality, intermediate-term municipal bond issues that are less vulnerable to interest rate swings, default, and pre-payment than lower-grade, longer-term bonds. Since inception, the Fund returned 2.92% (Fiduciary Shares). In comparison, the unmanaged Lehman Brothers 7-Year Municipal Bond Index returned 2.76% for the same period, and the Morningstar Municipal National Intermediate Category returned 1.16% for the three months ended January 31, 2003.

FACTORS AFFECTING PERFORMANCE

In November of 2002, the Federal Reserve reduced the federal funds rate, the rate at which banks lend to each other, 0.50% to 1.25%. In this low-rate environment, issuance volume and refunding activity remained heavy. The largest sector of issuance for the period was general purpose, followed by education and transportation. The percentage of bonds containing some type of credit support, such as private insurance, decreased slightly during the period, yet credit quality continued to be a primary consideration.

We believe that the Fund's performance benefited during the period from their relatively defensive positioning. We sought to purchase bonds of issuers with higher credit quality ratings, and during the period higher quality bonds outperformed lower quality bonds. We also sought securities with slightly shorter maturities compared to the benchmark, and in our opinion, this subjected the Fund to less volatility and overall risk.

OUTLOOK

The municipal bond market will likely remain volatile in the coming months. We believe that we are experiencing an economic slowdown and, though many municipal entities had fortified their balance sheets over the last few years to protect against such a downturn, the extent of the current reversal of fortune has exhausted the resources of many states and left sizable deficits. A few states have had their credit rating downgraded, while others have been put on negative credit outlook. Unfortunately, as states try to gain control of their fiscal positions, they put pressure on counties and cities to fill the gaps, potentially damaging the credit of those entities.

We will continue to seek opportunities to position the Fund defensively. We believe that shorter duration bonds with higher coupons and higher credit qualities will be best-suited to navigate the volatility we are likely to see in the coming months.


20                               1.800.433.6884

[GRAPHIC OF MOUNTAIN RANGE OMITTED]

HIGHMARK NATIONAL INTERMEDIATE
TAX-FREE BOND FUND

INVESTMENT OBJECTIVE
THE HIGHMARK NATIONAL INTERMEDIATE TAX-FREE BOND FUND SEEKS TO PROVIDE HIGH CURRENT INCOME THAT IS EXEMPT FROM FEDERAL INCOME TAX.

[Photo of Robert Bigelow Omitted]

TEAM LEADER
ROBERT BIGELOW
HIGHMARK CAPITAL MANAGEMENT, INC.

COMPARISON OF CHANGE IN THE VALUE OF A $10,000 INVESTMENT IN THE HIGHMARK NATIONAL INTERMEDIATE TAX-FREE BOND FUND VERSUS THE LEHMAN BROTHERS 7-YEAR MUNICIPAL BOND INDEX AND THE MORNINGSTAR MUNICIPAL NATIONAL INTERMEDIATE CATEGORY.

[Chart Graph Omitted]
Plot Points as follows:

           Highmark National      Highmark National                              Morningstar
             Intermediate           Intermediate         Lehman Brothers          Municipal
               Tax-Free               Tax-Free               7-Year                National
               Bond Fund,             Bond Fund,            Municipal            Intermediate
           Fiduciary Shares+        Class A Shares+         Bond Index              Category
7/31/92        $10,000                $ 9,775                $10,000                $10,000
7/93            10,638                 10,380                 10,755                 10,764
7/94            10,797                 10,500                 11,042                 11,026
7/95            11,504                 11,168                 11,938                 11,762
7/96            11,935                 11,553                 12,544                 12,401
7/97            12,799                 12,365                 13,628                 13,440
7/98            13,318                 12,823                 14,345                 14,115
7/99            13,597                 13,062                 14,817                 14,424
7/00            14,039                 13,452                 15,497                 14,858
7/01            15,186                 14,525                 16,921                 16,145
7/02            16,009                 15,260                 18,127                 17,076
1/03            16,361                 15,578                 18,718                 17,882

------------------------------------------------------------------------------------------------------------------------------------
                                                               ANNUALIZED       ANNUALIZED       ANNUALIZED       ANNUALIZED
                              SIX MONTH       ONE YEAR           3 YEAR           5 YEAR           10 YEAR           SINCE
                               RETURN          RETURN            RETURN           RETURN           RETURN          INCEPTION
------------------------------------------------------------------------------------------------------------------------------------
  Fiduciary Shares               2.20%+          5.29%+           6.59%+            4.39%+          4.82%+           5.57%+
  Class A Shares                 2.09%+          4.99%+           6.33%+            4.13%+          4.56%+           5.31%+
  Class A Shares with load*     -0.22%+          2.59%+           5.51%+            3.65%+          4.33%+           5.14%+

+ The performance presented links the performance of the UBOC Intermediate
  Municipal Bond Fund, a common trust fund (the "Common Trust Fund"), for the period prior to its consolidation with the HighMark National Intermediate Tax-Free Bond Fund on October 18, 2002, as adjusted to reflect the fees and expenses associated with the HighMark National Intermediate Tax-Free Bond Fund. The Common Trust Fund was not registered under the Investment Company Act of 1940 ("1940 Act") and therefore was not subject to the investment restrictions, limitations, and diversification requirements imposed by the 1940 Act and the Internal Revenue Code. If the Common Trust Fund had been registered, its performance may have been lower.
* Reflects 2.25% sales charge.
  Past performance is not predictive of future results. Returns shown do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Performance presented from February 17, 1989 to October 18, 2002 (commencement of operations of Fiduciary and Class A Shares) reflects the performance of the UBOC Intermediate Municipal Bond Fund, a common trust fund.

                              WWW.HIGHMARKFUNDS.COM                           21

[HIGHMARK FUNDS LOGO OMITTED]
[GRAPHIC OF MOUNTAIN RANGE OMITTED]


TOP TEN HOLDINGS*

HOLDING                           % OF
                                 PORTFOLIO
U.S. TREASURY BONDS
 7.250%, 05/15/16                  3.6
FNMA
 6.000%, 12/01/28                  3.2
U.S. TREASURY BONDS
 8.125%, 08/15/19                  3.1
FNMA
 7.125%, 02/15/05                  1.9
FNMA
 5.000%, 11/01/17                  1.8
SIERRA PACIFIC RESOURCES, SER B
 6.200%, 04/15/04                  1.7
FNMA
 6.500%, 06/01/29                  1.7
FHLMC
 6.000%, 06/01/13                  1.7
FNMA
 6.375%, 06/15/09                  1.6
TYCO INTERNATIONAL
 8.200%, 10/15/08                  1.6

TOP FIVE SECTORS

SECTOR                           % OF
                               PORTFOLIO
CORPORATE OBLIGATIONS            45.7
MORTGAGE BACKED SECURITIES       34.4
U.S. TREASURY/AGENCIES           14.1
ASSET-BACKED SECURITIES           5.0
CASH/SHORT TERM                   0.8

*EXCLUDES SHORT-TERM FIXED INCOME SECURITIES.

BOND FUND

PERFORMANCE

For the semi-annual period ending January 31, 2003, the HighMark Bond Fund returned 5.51% (Fiduciary Shares). In comparison, the unmanaged Lehman Brothers U.S. Aggregate Bond Index returned 5.05% and the Morningstar Intermediate-Term Bond Category returned 4.95%.

FACTORS AFFECTING PERFORMANCE

Most fixed-income instruments performed relatively well during the reporting period. Bonds continued to benefit from a low interest rate environment. In November, the Federal Reserve Board reduced short-term rates from 1.75% to 1.25%. While bond performance was generally strong during the period, it remained a volatile environment for investors. Credit quality of issuers continued to be a primary driver for bond performance. As has been the case for several periods now, higher quality bonds tended to outperform their lower quality counterparts.

During the first half of the reporting period, U.S. Treasuries provided investors with strong returns. In the second half of the period, corporate bonds proved to be stronger performers. In fact, corporate bonds recorded their strongest month on record in November, rebounding from a sluggish start to the year. The Fund's average credit quality during the period was AA, and performance benefited from exposure to long-term Treasuries and higher-quality corporate bonds.

CURRENT STRATEGY AND OUTLOOK

With interest rates near historic lows, there appears to be a general consensus that they have nowhere to go but up. And while rates certainly will increase at some point, we do not believe it will happen in the immediate future. The threat of war continues to hang over the economy, and inflation does not appear to be a major concern. As a result, we believe that it is unlikely that we will see material changes in interest rates in the near future.

As we head into the second half of the fiscal year, credit quality and volatility continue to be primary concerns for bond investors. We will continue to position the Fund with an overweight in corporate bonds, in anticipation of a better economic environment.

22                             1.800.433.6884

[GRAPHIC OF MOUNTAIN RANGE OMITTED]

HIGHMARK BOND FUND
INVESTMENT OBJECTIVE

THE HIGHMARK BOND FUND SEEKS TOTAL RETURN THROUGH INVESTMENTS IN
FIXED-INCOME SECURITIES.

[Photo of Jack Montgomery Omitted]

TEAM LEADER
JACK MONTGOMERY
HIGHMARK CAPITAL MANAGEMENT, INC.


COMPARISON OF CHANGE IN THE VALUE OF A $10,000 INVESTMENT IN THE HIGHMARK BOND FUND VERSUS THE LEHMAN BROTHERS U.S. AGGREGATE BOND INDEX AND THE MORNINGSTAR INTERMEDIATE-TERM BOND CATEGORY.

[Chart Graph Omitted]
Plot Points as follows:

               Highmark               Highmark               Highmark            Lehman Brothers        Morningstar
               Bond Fund              Bond Fund,             Bond Fund           U.S. Aggregate     Intermediate-Term
           Fiduciary Shares         Class A Shares+        Class B Shares+         Bond Index          Bond Category
7/31/92        $10,000                $ 9,675                $10,000                 10,000               10,000
7/93            11,006                 10,648                 11,006                 11,018               11,020
7/94            10,660                 10,243                 10,660                 11,028               10,953
7/95            11,666                 11,194                 11,666                 12,143               11,972
7/96            12,227                 11,748                 12,227                 12,814               12,576
7/97            13,522                 13,003                 13,522                 14,196               13,915
7/98            14,524                 13,974                 14,524                 15,312               14,873
7/99            14,756                 14,187                 14,756                 15,691               15,100
7/00            15,473                 14,882                 15,473                 16,626               15,775
7/01            17,443                 16,779                 17,325                 18,736               17,602
7/02            18,156                 17,455                 17,850                 20,149               18,422
1/03            19,157                 18,421                 18,739                 21,167               20,246


------------------------------------------------------------------------------------------------------------------------------------
                                                             ANNUALIZED        ANNUALIZED       ANNUALIZED       ANNUALIZED
                              SIX MONTH       ONE YEAR         3 YEAR            5 YEAR           10 YEAR           SINCE
                               RETURN          RETURN          RETURN            RETURN           RETURN          INCEPTION
------------------------------------------------------------------------------------------------------------------------------------
  Fiduciary Shares               5.51%           7.57%          8.92%             6.24%            6.29%            8.62%
  Class A Shares                 5.53%           7.61%          8.93%             6.25%            6.23%+           7.08%
  Class A Shares with load*      2.06%           4.10%          7.72%             5.55%            5.88%+           6.67%
  Class B Shares                 4.98%           6.56%          8.12%+            5.77%+           6.06%+           7.13%
  Class B Shares with load**    -0.02%           1.56%          7.26%+            5.45%+           6.06%+           5.84%

  + The performance presented links the performance of Fiduciary Shares from its inception on February 15, 1984 with the performance of Class A Shares on June 20, 1994 or Class B Shares on November 30, 2000. Fiduciary Share performance has been adjusted for the maximum sales charge applicable to Class A or Class B Shares, but does not reflect the higher Rule 12b-1 fees and expenses applicable to these Classes. With those adjustments, performance would be lower than that shown.
  * Reflects 3.25% sales charge.
 ** Reflects maximum CDSC of 5.00%.
    Past performance is not predictive of future results. Returns shown do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

                              WWW.HIGHMARKFUNDS.COM                           23

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[GRAPHIC OF MOUNTAIN RANGE OMITTED]

MONEY MARKET FUNDS


HIGHMARK TAXABLE MONEY MARKET FUNDS*
PERFORMANCE

The HighMark Taxable Money Market Funds (Fiduciary Shares) produced the following one-month effective yields as of January 31, 2003: 100%
U.S. Treasury Money Market Fund, 0.82%; U.S. Government Money Market Fund, 0.85%; and Diversified Money Market Fund, 0.95%.**

FACTORS AFFECTING PERFORMANCE

The period presented one of the most challenging investment environments in years. At a time when market participants had excess liquidity, yields remained at record lows, credit quality was in decline and event risk was high.

We began extending maturities as economic growth was waning. In November 2002, the Federal Reserve surprised the financial markets with an aggressive 0.50% rate cut, taking its target rate to 1.25%. This was viewed as "insurance" for the recovery, as consumer confidence was beginning to falter on heightened talk of war with Iraq, and oil prices were rising concurrent with the onset of the worst winter weather in several years.

CURRENT STRATEGY AND OUTLOOK

The Republican Party consolidated its control of both Houses of Congress in the November 2002 elections and the Bush Administration moved quickly to propose further fiscal stimulus, including an acceleration of previously announced income tax cuts, and a plan to eliminate the taxability of dividends. If adopted promptly, these changes could favorably impact the economy by mid-year.

The outlook for 2003 is clouded with uncertainty. The onset and duration of any military action, and its impact on oil prices, is impeding business decision-making and investment. We look for the Federal Reserve to hold policy steady this year to buffer the economy against potential shocks.

HIGHMARK CALIFORNIA TAX-FREE MONEY MARKET FUND*
PERFORMANCE

The Fund's one-month effective yield as of January 31, 2003 (Fiduciary Shares)*** was 0.63%. Using a combined federal and California state income tax rate of 44.31%, the one-month effective yield is equivalent to a 1.13% taxable yield.

FACTORS AFFECTING PERFORMANCE

The Federal Reserve Board lowered short-term interest rates for the first time in 11 months to 1.25% during the period, and changed its forecast bias of the economy to balanced from weakness. Municipal note yields declined further, from 1.46% to 1.15%. Investors continued to flock to fixed income and money market investments, as equities finished with negative returns for the third consecutive year. The State of California's finances have deteriorated to the largest deficit in the state's history at over $25 billion. This was one factor in California's long-term rating being lowered by all three major rating agencies, to A1/A/A, and will likely be subject to further downgrades if the state is unable to address its fiscal woes in a timely fashion.

CURRENT STRATEGY AND OUTLOOK

As of January 31, 2003, the Fund's weighted average maturity was 31 days. We believe that the Fed is likely to lower rates during the first half of the year; thus the Fund will continue looking for opportunities to extend its weighted average maturity while maintaining an emphasis on high quality securities.

   * An investment in the HighMark Money Market Funds is neither insured nor guaranteed by the U.S. government. Although these Funds seek to maintain a stable net asset value of $1.00, there can be no assurance that they will be able to do so. Some or all of the income you receive for the California Tax-Free Money Market Fund may be subject to certain state and local taxes, and in some cases, to the federal alternative minimum tax.
  ** For the Class A Shares of the HighMark 100% U.S. Treasury, U.S. Government and Diversified Money Market Funds, the one-month effective yield as of January 31, 2003 was 0.56%, 0.59% and 0.70%, respectively. The one-month effective yield for the U.S. Government Money Market Fund's Class B Shares was 0.05% for the same period. For the Class S Shares of the HighMark 100% U.S. Treasury, U.S. Government and Diversified Money Market Funds, the one-month effective yield as of January 31, 2003 was 0.26%, 0.29% and 0.40%, respectively.
 *** The one-month effective yield as of January 31, 2003 for the California
     Tax-Free Money Market Fund's Class A Shares and Class S Shares was 0.38% and 0.17% respectively.

24                                 1.800.433.6884

[GRAPHIC OF MOUNTAIN RANGE OMITTED]

STATEMENT OF NET ASSETS
JANUARY 31, 2003 (UNAUDITED)

GROWTH FUND

---------------------------------------------------------------------------------------------
Description                                              Shares                   Value (000)
---------------------------------------------------------------------------------------------
---------------------------------------------------------------------------------------------
COMMON STOCK -- 94.0%
---------------------------------------------------------------------------------------------
   CONSUMER DISCRETION -- 13.5%
     Autozone*                                           34,500                      $  2,267
     Clear Channel Communications*                       25,300                         1,014
     eBay*                                               22,200                         1,669
     Harley-Davidson                                     54,000                         2,256
     Home Depot                                          67,700                         1,415
     International Game Technology*                      26,300                         2,074
     Kohl's*                                             37,100                         1,943
     Lowe's                                              73,850                         2,524
     Staples*                                           112,600                         1,933
     Target                                             114,350                         3,226
     Viacom, Cl B*                                       66,450                         2,562
                                                                                     --------
                                                                                       22,883
                                                                                     --------
   CONSUMER STAPLES -- 5.2%
     Anheuser-Busch                                      48,950                         2,323
     Coca-Cola                                           43,000                         1,740
     Gillette                                            64,550                         1,930
     Procter & Gamble                                    32,450                         2,777
                                                                                     --------
                                                                                        8,770
                                                                                     --------
   ENERGY -- 3.7%
     Anadarko Petroleum                                  45,750                         2,110
     Cooper Cameron*                                     43,850                         2,125
     Smith International* (A)                            64,150                         2,043
                                                                                     --------
                                                                                        6,278
                                                                                     --------
   FINANCIALS -- 16.6%
     Bank of America                                     85,600                         5,996
     Citigroup                                           74,750                         2,570
     Fannie Mae                                          50,400                         3,261
     Freddie Mac                                         56,600                         3,169
     Goldman Sachs Group                                 82,650                         5,628
     MGIC Investment                                     15,800                           681
     SLM                                                 23,200                         2,465
     Wells Fargo                                         90,700                         4,296
                                                                                     --------
                                                                                       28,066
                                                                                     --------
   HEALTH CARE -- 22.0%
     Amgen*                                              90,100                         4,592
     Forest Laboratories*                                54,600                         2,826
     Gilead Sciences*                                    33,100                         1,155
     Health Management Associates, Cl A                 302,950                         5,611
     Johnson & Johnson                                   53,150                         2,849
     Medtronic                                          141,600                         6,361
     Pfizer                                             283,347                         8,602

---------------------------------------------------------------------------------------------
Description                                    Shares/Par (000)                   Value (000)
---------------------------------------------------------------------------------------------
---------------------------------------------------------------------------------------------
COMMON STOCK -- (CONTINUED)
---------------------------------------------------------------------------------------------
   HEALTH CARE -- (CONTINUED)
     Pharmacia                                           49,200                      $  2,055
     Zimmer Holdings*                                    79,300                         3,251
                                                                                     --------
                                                                                       37,302
                                                                                     --------
   INDUSTRIALS -- 7.0%
     Danaher                                             20,350                         1,250
     Lockheed Martin                                    120,900                         6,172
     Manpower (A)                                        80,400                         2,788
     Parker Hannifin                                     43,050                         1,735
                                                                                     --------
                                                                                       11,945
                                                                                     --------
   INFORMATION TECHNOLOGY -- 23.5%
     Accenture, Cl A*                                   194,700                         3,222
     Analog Devices*                                     88,950                         2,128
     Applied Materials*                                 158,700                         1,900
     Cisco Systems*                                     469,350                         6,275
     Dell Computer*                                     132,150                         3,153
     EMC*                                               531,380                         4,092
     Microchip Technology                               125,800                         2,779
     Microsoft*                                         162,050                         7,691
     Nokia Oyj, ADR (A)                                  89,200                         1,284
     Oracle*                                            221,700                         2,667
     SAP, ADR (A)                                       201,500                         4,735
                                                                                     --------
                                                                                       39,926
                                                                                     --------
   MATERIALS -- 2.5%
     Air Products & Chemicals                            55,100                         2,284
     Praxair                                             36,300                         1,980
                                                                                     --------
                                                                                        4,264
                                                                                     --------
     TOTAL COMMON STOCK
       (Cost $178,327)                                                                159,434
                                                                                     --------

---------------------------------------------------------------------------------------------
   CORPORATE OBLIGATIONS -- 2.9%
---------------------------------------------------------------------------------------------
     Bear Stearns, MTN (B) (C)
       1.473%, 02/03/03                                  $2,500                         2,500
     Washington Mutual Bank (B) (C)
       1.430%, 11/26/03                                   2,500                         2,500
                                                                                     --------
     TOTAL CORPORATE OBLIGATIONS
       (Cost $5,000)                                                                    5,000
                                                                                     --------

The accompanying notes are an integral part of the financial statements.

                            WWW.HIGHMARKFUNDS.COM                             25


[HIGHMARK FUNDS LOGO OMITTED]
[GRAPHIC OF MOUNTAIN RANGE OMITTED]

STATEMENT OF NET ASSETS
JANUARY 31, 2003 (UNAUDITED)

GROWTH FUND (CONCLUDED)
---------------------------------------------------------------------------------------------
Description                                           Par (000)                   Value (000)
---------------------------------------------------------------------------------------------
---------------------------------------------------------------------------------------------
   REPURCHASE AGREEMENTS -- 8.2%
---------------------------------------------------------------------------------------------
     Bank of America
       1.380%, dated 01/31/03, matures
       02/03/03, repurchase price $4,517,004
       (collateralized by a mortgage
       obligation, par value $5,574,893,
       0.286%, 09/25/32, total market
       value $4,606,815) (B)                             $4,516                      $  4,516
     Deutsche Bank Securities, Inc.
       1.230%, dated 01/31/03, matures
       02/03/03, repurchase price $9,325,151
       (collateralized by a U.S. Treasury
       Note, par value $9,305,000,
       4.625%, 02/28/03, total market
       value $9,511,605)                                  9,324                         9,324
                                                                                     --------
     TOTAL REPURCHASE AGREEMENTS
       (Cost $13,840)                                                                  13,840
                                                                                     --------
   TOTAL INVESTMENTS -- 105.1%
     (Cost $197,167)                                                                  178,274
                                                                                     --------

     PAYABLE UPON RETURN OF SECURITIES LOANED -- (5.6)%                                (9,516)
     INVESTMENT SECURITIES SOLD -- 5.1%                                                 8,620
     INVESTMENT ADVISORY FEES PAYABLE -- (0.1)%                                           (90)
     ADMINISTRATIVE FEES PAYABLE -- (0.0)%                                                (27)
     OTHER ASSETS AND LIABILITIES -- (4.5)%                                            (7,691)
                                                                                     --------
   OTHER ASSETS AND LIABILITIES, NET -- (5.1)%                                         (8,704)
                                                                                     --------
---------------------------------------------------------------------------------------------
   NET ASSETS:
---------------------------------------------------------------------------------------------
     Paid-in-Capital of Fiduciary Shares
       (unlimited authorized -- no par value)
       based on 23,106,358 outstanding shares
       of beneficial interest                                                         290,073
     Paid-in-Capital of Class A Shares
      (unlimited authorized -- no par value)
       based on 2,574,044 outstanding shares
       of beneficial interest                                                          42,939
     Paid-in-Capital of Class B Shares
       (unlimited authorized -- no par value)
       based on 1,558,670 outstanding shares
       of beneficial interest                                                          27,975
     Paid-in-Capital of Class C Shares
       (unlimited authorized -- no par value)
       based on 120,802 outstanding shares
       of beneficial interest                                                           1,773
     Distributions in excess of net investment loss                                       (29)
     Accumulated net realized loss on investments                                    (174,268)
     Net unrealized depreciation on investments                                       (18,893)
                                                                                     --------
   TOTAL NET ASSETS -- 100.0%                                                        $169,570
                                                                                     ========

---------------------------------------------------------------------------------------------
Description                                                                             Value
---------------------------------------------------------------------------------------------
---------------------------------------------------------------------------------------------
   NET ASSETS: (CONTINUED)
---------------------------------------------------------------------------------------------
   NET ASSET VALUE, OFFERING AND REDEMPTION
     PRICE PER SHARE -- FIDUCIARY SHARES                                                $6.22
                                                                                     ========
   NET ASSET VALUE, OFFERING AND REDEMPTION
     PRICE PER SHARE -- CLASS A SHARES                                                  $6.15
                                                                                     ========
   MAXIMUM OFFERING PRICE PER SHARE --
     CLASS A SHARES ($6.15 / 94.5%)                                                     $6.51
                                                                                     ========
   NET ASSET VALUE, OFFERING AND REDEMPTION
     PRICE PER SHARE -- CLASS B SHARES (D)                                              $5.92
                                                                                     ========
   NET ASSET VALUE, OFFERING AND REDEMPTION
     PRICE PER SHARE -- CLASS C SHARES (D)                                              $5.92
                                                                                     ========

---------------------------------------------------------------------------------------------
* NON-INCOME PRODUCING SECURITIES

(A)  THIS SECURITY OR A PARTIAL POSITION OF THIS SECURITY IS ON LOAN AT JANUARY
     31, 2003 (SEE NOTE 6). THE TOTAL VALUE OF SECURITIES ON LOAN AT JANUARY 31,
     2003 WAS $9,164,808.
(B)  THIS SECURITY WAS PURCHASED WITH CASH COLLATERAL HELD FROM SECURITIES
     LENDING.
(C)  FLOATING RATE SECURITY.
(D)  CLASS B AND CLASS C HAVE CONTINGENT DEFERRED SALES CHARGES. FOR A
     DESCRIPTION OF POSSIBLE REDEMPTION CHARGES, SEE THE NOTES TO THE FINANCIAL
     STATEMENTS.
ADR -- AMERICAN DEPOSITORY RECEIPT
CL -- CLASS
MTN -- MEDIUM TERM NOTE

        The accompanying notes are an integral part of the financial statements.

26                      1.800.433.6884


[GRAPHIC OF MOUNTAIN RANGE OMITTED]

STATEMENT OF NET ASSETS
JANUARY 31, 2003 (UNAUDITED)

VALUE MOMENTUM FUND
---------------------------------------------------------------------------------------------
Description                                              Shares                   Value (000)
---------------------------------------------------------------------------------------------
---------------------------------------------------------------------------------------------
COMMON STOCK -- 96.4%
---------------------------------------------------------------------------------------------
    CONSUMER DISCRETION -- 8.3%
     Comcast, Cl A*                                      48,783                      $  1,299
     Federated Department Stores*                       170,000                         4,424
     Hasbro                                             234,200                         2,810
     Leggett & Platt                                    143,000                         2,889
     Lowe's#                                             32,800                         1,121
     McGraw-Hill                                        113,600                         6,727
     Target                                             330,000                         9,309
                                                                                     --------
                                                                                       28,579
                                                                                     --------
   CONSUMER STAPLES -- 5.9%
     Altria Group                                       184,900                         7,002
     Kimberly-Clark                                     123,500                         5,721
     Kroger*                                             79,400                         1,198
     Nestle, ADR                                         49,500                         2,570
     Universal                                          100,000                         3,693
                                                                                     --------
                                                                                       20,184
                                                                                     --------
   ENERGY -- 7.7%
     ChevronTexaco                                       79,400                         5,113
     ConocoPhillips                                      72,716                         3,504
     Exxon Mobil                                        300,000                        10,245
     Halliburton                                        140,400                         2,634
     Ocean Energy                                        56,900                         1,066
     Royal Dutch Petroleum, ADR                          39,500                         1,655
     Suncor Energy (A)                                  133,300                         2,273
                                                                                     --------
                                                                                       26,490
                                                                                     --------
   FINANCIALS -- 23.7%
     Allstate                                           104,752                         3,686
     AMB Property (A)                                   204,500                         5,655
     Bank of America                                    120,547                         8,444
     Bear Stearns (A)                                    80,000                         4,964
     BRE Properties, Cl A (A)                            85,000                         2,571
     Citigroup                                          335,800                        11,545
     Equity Office Properties Trust (A)                  75,900                         1,817
     Fannie Mae                                          70,200                         4,542
     Goldman Sachs Group                                 17,800                         1,212
     JP Morgan Chase                                    272,070                         6,350
     Kimco Realty                                       106,250                         3,336
     Marsh & McLennan                                   217,400                         9,268
     Morgan Stanley                                     210,000                         7,959
     Providian Financial*                               160,000                         1,022
     Travelers Property Casualty, Cl A*                  14,508                           235
     Travelers Property Casualty, Cl B*                  29,807                           485
     Waddell & Reed Financial, Cl A                      13,471                           246
     Washington Mutual                                  247,705                         8,534
                                                                                     --------
                                                                                       81,871
                                                                                     --------
---------------------------------------------------------------------------------------------
Description                                              Shares                   Value (000)
---------------------------------------------------------------------------------------------
---------------------------------------------------------------------------------------------
   COMMON STOCK -- (CONTINUED)
---------------------------------------------------------------------------------------------
   HEALTH CARE -- 9.1%
     Amgen*                                             128,400                      $  6,543
     Applied Biosystems Group - Applera                 107,400                         1,885
     Baxter International                               279,600                         7,879
     Merck                                              147,000                         8,142
     Pharmacia                                           58,100                         2,427
     Tenet Healthcare*                                   36,000                           648
     Wyeth                                              102,500                         4,001
                                                                                     --------
                                                                                       31,525
                                                                                     --------
   INDUSTRIALS -- 17.1%
     American Power Conversion* (A)                     159,000                         2,474
     Avery Dennison                                     157,600                         9,391
     Burlington Northern Santa Fe                        40,000                         1,039
     Cendant*                                           374,779                         4,153
     Equifax                                            162,900                         3,488
     Florida East Coast Industries, Cl A                118,300                         2,839
     Gatx (A)                                           115,000                         2,193
     General Electric                                   381,200                         8,821
     HON Industries                                      40,000                         1,037
     Manpower (A)                                       110,000                         3,815
     Masco                                              190,600                         3,467
     Northrop Grumman                                    21,160                         1,934
     Parker Hannifin                                    198,500                         8,001
     Tyco International (A)                             110,000                         1,761
     United Technologies                                 65,390                         4,157
     Waste Management                                    25,000                           575
                                                                                     --------
                                                                                       59,145
                                                                                     --------
   INFORMATION TECHNOLOGY -- 8.0%
     Agere Systems, Cl B*                                21,080                            37
     Agilent Technologies*                              102,489                         1,689
     Applied Materials*                                 188,800                         2,260
     Cabot Microelectronics* (A)                         35,896                         1,576
     Cisco Systems*                                     234,200                         3,131
     CTS (A)                                            292,800                         2,137
     Hewlett-Packard                                    100,900                         1,757
     Intel#                                             161,800                         2,534
     International Business Machines#                    85,000                         6,649
     Nokia Oyj, ADR                                     131,200                         1,888
     Tektronix*                                         237,100                         3,912
                                                                                     --------
                                                                                       27,570
                                                                                     --------
   MATERIALS -- 5.9%
     Alcoa                                              173,100                         3,422
     Cabot                                              179,800                         4,542
     Ecolab                                              90,100                         4,442
     Engelhard                                          195,400                         4,047
     Weyerhaeuser (A)                                    82,200                         3,949
                                                                                     --------
                                                                                       20,402
                                                                                     --------

The accompanying notes are an integral part of the financial statements.

                            WWW.HIGHMARKFUNDS.COM                             27

[HIGHMARK FUNDS LOGO OMITTED]
[GRAPHIC OF MOUNTAIN RANGE OMITTED]

STATEMENT OF NET ASSETS
JANUARY 31, 2003 (UNAUDITED)

VALUE MOMENTUM FUND (CONTINUED)

---------------------------------------------------------------------------------------------
Description                          Shares/Par (000)/Contracts                   Value (000)
---------------------------------------------------------------------------------------------

TELECOMMUNICATION -- 5.9%
     AT&T                                                30,160                      $    588
     CenturyTel (A)                                     185,550                         5,628
     SBC Communications                                 159,000                         3,886
     Verizon Communications                             271,956                        10,410
                                                                                     --------
                                                                                       20,512
                                                                                     --------
   UTILITIES -- 4.8%
     El Paso (A)                                        200,000                         1,688
     Oneok                                              200,000                         3,430
     Questar                                            330,000                         9,075
     Sempra Energy (A)                                   80,000                         1,928
     Williams (A)                                       120,000                           389
                                                                                     --------
                                                                                       16,510
                                                                                     --------
     TOTAL COMMON STOCK
       (Cost $270,389)                                                                332,788
                                                                                     --------
---------------------------------------------------------------------------------------------
   CORPORATE OBLIGATIONS -- 2.2%
---------------------------------------------------------------------------------------------
     American Honda Finance (B) (C)
       1.389%, 07/09/03                                 $ 5,000                         4,998
     Washington Mutual Bank (B) (C)
       1.430%, 11/26/03                                   2,500                         2,500
                                                                                     --------
     TOTAL CORPORATE OBLIGATIONS
       (Cost $7,498)                                                                    7,498
                                                                                     --------
---------------------------------------------------------------------------------------------
   COMMERCIAL PAPER -- 4.9%
---------------------------------------------------------------------------------------------
     Four Winds Funding (B)
       1.450%, 02/03/03                                  17,000                        16,998
                                                                                     --------
     TOTAL COMMERCIAL PAPER
       (Cost $16,998)                                                                  16,998
                                                                                     --------
---------------------------------------------------------------------------------------------
   EQUITY OPTIONS -- 0.1%
---------------------------------------------------------------------------------------------
     Intel April 17.50 Put                                  100                            27
     Intel April 22.5 Calls                                (100)                           (2)
     International Business Machines April 95 Calls        (100)                           (6)
     Lowe's April 40 Put                                    168                           106
     Lowe's April 47.5 Calls                               (168)                           (3)
                                                                                     --------
     TOTAL EQUITY OPTIONS
       (Cost $(26))                                                                       122
                                                                                     --------
---------------------------------------------------------------------------------------------
Description                                    Shares/Par (000)                   Value (000)
---------------------------------------------------------------------------------------------
---------------------------------------------------------------------------------------------
   REGULATED INVESTMENT COMPANY -- 0.3%
---------------------------------------------------------------------------------------------
     Templeton Dragon Fund*                             111,000                      $  1,049
                                                                                     --------
     TOTAL REGULATED INVESTMENT COMPANY
       (Cost $990)                                                                      1,049
                                                                                     --------
---------------------------------------------------------------------------------------------
   RIGHTS -- 0.0%
---------------------------------------------------------------------------------------------
     Bank United* (D)                                   118,300                            11
     Comdisco Holding* (A)                              266,700                            53
                                                                                     --------
     TOTAL RIGHTS
       (Cost $1,116)                                                                       64
                                                                                     --------
---------------------------------------------------------------------------------------------
   REPURCHASE AGREEMENTS -- 6.3%
---------------------------------------------------------------------------------------------
     Bank of America
       1.380%, dated 01/31/03, matures
       02/03/03, repurchase price $10,364,766
       (collateralized by a mortgage
       obligation, par value $12,792,209,
       0.286%, 09/25/32, total market
       value $10,570,845) (B)                           $10,364                        10,364
     Deutsche Bank Securities, Inc.
       1.230%, dated 01/31/03, matures
       02/03/03, repurchase price $11,416,779
       (collateralized by various U.S. Treasury
       Notes, par value $11,264,000,
       2.125-5.875%, 02/15/04-10/31/04,
       total market value $11,644,593)                   11,416                        11,416
                                                                                     --------
     TOTAL REPURCHASE AGREEMENTS
       (Cost $21,780)                                                                  21,780
                                                                                     --------
   TOTAL INVESTMENTS -- 110.2%
     (Cost $318,745)                                                                  380,299
                                                                                     --------

     PAYABLE UPON RETURN OF SECURITIES LOANED -- (10.1)%                              (34,860)
     INVESTMENT ADVISORY FEES PAYABLE -- (0.1)%                                          (183)
     ADMINISTRATIVE FEES PAYABLE -- (0.0)%                                                (55)
     OTHER ASSETS AND LIABILITIES -- 0.0%                                                  16
                                                                                     --------
   OTHER ASSETS AND LIABILITIES, NET -- (10.2)%                                       (35,082)
                                                                                     --------

        The accompanying notes are an integral part of the financial statements.

28                              1.800.433.6884

[GRAPHIC OF MOUNTAIN RANGE OMITTED]

STATEMENT OF NET ASSETS
JANUARY 31, 2003 (UNAUDITED)

VALUE MOMENTUM FUND (CONCLUDED)

---------------------------------------------------------------------------------------------
Description                                                                       Value (000)
---------------------------------------------------------------------------------------------
---------------------------------------------------------------------------------------------
   NET ASSETS:
---------------------------------------------------------------------------------------------
     Paid-in-Capital of Fiduciary Shares
       (unlimited authorized -- no par value)
       based on 17,697,236 outstanding shares
       of beneficial interest                                                        $231,574
     Paid-in-Capital of Class A Shares
       (unlimited authorized -- no par value)
       based on 1,299,705 outstanding shares
       of beneficial interest                                                          34,395
     Paid-in-Capital of Class B Shares
       (unlimited authorized -- no par value)
       based on 415,459 outstanding shares
       of beneficial interest                                                          13,902
     Paid-in-Capital of Class C Shares
       (unlimited authorized -- no par value)
       based on 36,915 outstanding shares
       of beneficial interest                                                           1,327
     Undistributed net investment income                                                  206
     Accumulated net realized gain on investments                                       2,259
     Net unrealized appreciation on investments                                        61,554
                                                                                     --------
   TOTAL NET ASSETS -- 100.0%                                                        $345,217
                                                                                     ========

   NET ASSET VALUE, OFFERING AND REDEMPTION
     PRICE PER SHARE -- FIDUCIARY SHARES                                               $17.75
                                                                                     ========
   NET ASSET VALUE, OFFERING AND REDEMPTION
     PRICE PER SHARE -- CLASS A SHARES                                                 $17.74
                                                                                     ========
   MAXIMUM OFFERING PRICE PER SHARE --
     CLASS A SHARES ($17.74 / 94.5%)                                                   $18.77
                                                                                     ========
   NET ASSET VALUE, OFFERING AND REDEMPTION
     PRICE PER SHARE -- CLASS B SHARES (E)                                             $17.60
                                                                                     ========
   NET ASSET VALUE, OFFERING AND REDEMPTION
     PRICE PER SHARE -- CLASS C SHARES (E)                                             $17.58
                                                                                     ========

* NON-INCOME PRODUCING SECURITIES
# SECURITY HAS BEEN PLEDGED AS COLLATERAL FOR OPEN EQUITY OPTION CONTRACTS.
(A) THIS SECURITY OR A PARTIAL POSITION OF THIS SECURITY IS ON LOAN AT JANUARY 31, 2003 (SEE NOTE 6). THE TOTAL VALUE OF SECURITIES ON LOAN AT JANUARY 31, 2003 WAS $33,387,812.
(B)  THIS SECURITY WAS PURCHASED WITH CASH COLLATERAL HELD FROM SECURITIES
     LENDING.
(C)  FLOATING RATE SECURITY.
(D)  THIS SECURITY REPRESENTS A POTENTIAL DISTRIBUTION SETTLEMENT IN A LEGAL
     CLAIM.
(E) CLASS B AND CLASS C HAVE CONTINGENT DEFERRED SALES CHARGES. FOR A DESCRIPTION OF POSSIBLE REDEMPTION CHARGES, SEE THE NOTES TO THE FINANCIAL STATEMENTS.
ADR -- AMERICAN DEPOSITORY RECEIPT
CL -- CLASS

The accompanying notes are an integral part of the financial statements.

                                        WWW.HIGHMARKFUNDS.COM                 29

[HIGHMARK FUNDS LOGO OMITTED]
[GRAPHIC OF MOUNTAIN RANGE OMITTED]

STATEMENT OF NET ASSETS
JANUARY 31, 2003 (UNAUDITED)

LARGE CAP VALUE FUND

---------------------------------------------------------------------------------------------
Description                                              Shares                   Value (000)
---------------------------------------------------------------------------------------------
---------------------------------------------------------------------------------------------
   COMMON STOCK -- 87.0%
---------------------------------------------------------------------------------------------
   CONSUMER DISCRETION -- 9.3%
     AOL Time Warner*                                     8,800                      $    103
     Carnival (A)                                         5,100                           123
     Centex                                               3,500                           185
     Circuit City Stores                                 13,000                            78
     Clear Channel Communications*                       42,800                         1,715
     Comcast, Cl A*                                      67,911                         1,809
     Dana (A)                                            42,500                           458
     Eastman Kodak                                        8,050                           244
     Federated Department Stores*                         6,500                           169
     Ford Motor (A)                                      37,800                           344
     General Motors                                      16,830                           611
     Goodyear Tire & Rubber (A)                          28,500                           151
     JC Penney                                           14,600                           283
     McDonald's                                          12,150                           173
     Meredith                                            13,400                           565
     Sears Roebuck                                        8,500                           225
     Viacom, Cl B*                                       19,600                           756
     Walt Disney                                         28,325                           496
                                                                                     --------
                                                                                        8,488
                                                                                     --------
   CONSUMER STAPLES -- 3.2%
     Coca-Cola Enterprises                               15,900                           350
     Conagra Foods                                       22,175                           544
     Coors (Adolph), Cl B                                 2,900                           174
     Gillette                                            12,300                           368
     Kimberly-Clark                                       7,500                           347
     Procter & Gamble                                     2,300                           197
     Safeway*                                            31,800                           754
     Winn-Dixie Stores (A)                               11,700                           164
                                                                                     --------
                                                                                        2,898
                                                                                     --------
   ENERGY -- 10.1%
     Amerada Hess                                        16,800                           793
     Apache                                              13,500                           843
     Ashland                                              3,900                           108
     Burlington Resources                                32,750                         1,444
     ConocoPhillips                                      14,700                           708
     Exxon Mobil                                         59,546                         2,033
     Halliburton                                         47,000                           882
     Marathon Oil                                        52,800                         1,103
     Occidental Petroleum                                32,100                           938
     Oil Service HOLDRs Trust                             8,000                           436
                                                                                     --------
                                                                                        9,288
                                                                                     --------
   FINANCIALS -- 28.2%
     American Express                                    19,200                           682
     American International Group                        16,300                           882
     Bank of America                                     34,050                         2,385
     Bank One                                            14,600                           533

---------------------------------------------------------------------------------------------
   COMMON STOCK -- (CONTINUED)
---------------------------------------------------------------------------------------------
   FINANCIALS -- (CONTINUED)
     BB&T                                                 4,500                      $    151
     Bear Stearns                                        19,250                         1,195
     Capital One Financial                                9,600                           298
     Citigroup                                           95,267                         3,275
     Countrywide Financial (A)                            9,950                           549
     First Tennessee National                            31,200                         1,170
     FleetBoston Financial                               22,900                           598
     Freddie Mac                                         20,400                         1,142
     Golden West Financial                                9,200                           677
     Hartford Financial Services Group                    3,900                           163
     Huntington Bancshares                               64,750                         1,228
     JP Morgan Chase                                     61,275                         1,430
     Metlife (A)                                         28,700                           768
     Morgan Stanley                                      22,750                           862
     Prudential Financial (A)                             5,600                           178
     Regional Bank HOLDRs Trust (A)                      24,600                         2,502
     Regions Financial                                   11,400                           374
     Safeco                                              21,200                           760
     St Paul                                              6,200                           202
     Torchmark                                           19,300                           693
     U.S. Bancorp                                        44,500                           939
     UnumProvident                                       44,300                           774
     Wachovia                                            37,400                         1,345
                                                                                     --------
                                                                                       25,755
                                                                                     --------
   HEALTH CARE -- 4.2%
     Applied Biosystems Group - Applera                  20,500                           360
     Becton Dickinson                                     5,700                           187
     Biotech HOLDRs Trust (A)                             7,600                           674
     Chiron* (A)                                          9,900                           371
     Humana*                                             36,800                           366
     Manor Care*                                          9,300                           179
     Merck                                                6,800                           377
     Pharmaceutical HOLDRs Trust                          4,400                           321
     Watson Pharmaceuticals*                             27,200                           824
     WellPoint Health Networks*                           2,400                           174
                                                                                     --------
                                                                                        3,833
                                                                                     --------
   INDUSTRIALS -- 10.6%
     Allied Waste Industries* (A)                        36,200                           354
     American Power Conversion* (A)                      53,900                           839
     Boeing                                              24,800                           783
     Caterpillar (A)                                     14,000                           616
     Cooper Industries, Cl A                             17,300                           613
     CSX                                                 19,300                           541
     FedEx                                                6,700                           352
     Goodrich                                            30,950                           532
     Ingersoll-Rand, Cl A                                14,600                           573

        The accompanying notes are an integral part of the financial statements.

30                      1.800.433.6884

[GRAPHIC OF MOUNTAIN RANGE OMITTED]



STATEMENT OF NET ASSETS
JANUARY 31, 2003 (UNAUDITED)

LARGE CAP VALUE FUND (CONTINUED)

---------------------------------------------------------------------------------------------
Description                                              Shares                   Value (000)
---------------------------------------------------------------------------------------------
---------------------------------------------------------------------------------------------
   COMMON STOCK -- (CONTINUED)
---------------------------------------------------------------------------------------------
   INDUSTRIALS -- (CONTINUED)
     Lockheed Martin                                      3,900                      $    199
     Raytheon                                            24,750                           745
     Rockwell Automation                                 29,200                           673
     Textron                                             20,800                           802
     Tyco International (A)                              45,900                           735
     Union Pacific                                        6,450                           368
     United Technologies                                 14,650                           932
                                                                                     --------
                                                                                        9,657
                                                                                     --------
   INFORMATION TECHNOLOGY -- 8.5%
     BMC Software*                                       31,900                           562
     Broadband HOLDRs Trust                              29,500                           238
     Citrix Systems*                                     26,400                           364
     Computer Sciences* (A)                              11,200                           343
     Hewlett-Packard                                     86,408                         1,504
     Lexmark International* (A)                          13,900                           842
     Microsoft*                                           7,200                           342
     Oracle*                                             49,700                           598
     Qualcomm*                                           10,200                           384
     Semiconductor HOLDRs Trust (A)                      30,300                           651
     Software HOLDRs Trust (A)                           19,500                           544
     Symbol Technologies                                 22,000                           185
     Texas Instruments                                   33,000                           525
     Xerox* (A)                                          78,000                           690
                                                                                     --------
                                                                                        7,772
                                                                                     --------
   MATERIALS -- 3.6%
     Dow Chemical                                        13,400                           389
     E.I. du Pont de Nemours                             23,200                           879
     Georgia-Pacific (A)                                 42,500                           654
     International Flavors & Fragrances                   6,500                           207
     Newmont Mining                                      19,400                           562
     Phelps Dodge*                                       11,300                           390
     United States Steel (A)                             14,800                           212
                                                                                     --------
                                                                                        3,293
                                                                                     --------
   TELECOMMUNICATION -- 4.1%
     AT&T                                                 9,640                           188
     BellSouth                                           14,000                           319
     CenturyTel (A)                                       7,950                           241
     Nextel Communications, Cl A* (A)                    90,500                         1,142
     SBC Communications                                  21,050                           514
     Sprint (FON Group)                                 108,700                         1,320
                                                                                     --------
                                                                                        3,724
                                                                                     --------

---------------------------------------------------------------------------------------------
Description                                    Shares/Par (000)                   Value (000)
---------------------------------------------------------------------------------------------
---------------------------------------------------------------------------------------------
   COMMON STOCK -- (CONTINUED)
---------------------------------------------------------------------------------------------
   UTILITIES -- 5.2%
     Dominion Resources                                   9,900                      $    536
     Edison International*                               60,800                           750
     Entergy                                             23,000                         1,022
     Exelon                                               7,100                           362
     Nicor                                               16,500                           519
     Public Service Enterprise Group (A)                 34,200                         1,207
     Southern                                            12,500                           352
                                                                                     --------
                                                                                        4,748
                                                                                     --------
     TOTAL COMMON STOCK
       (Cost $81,602)                                                                  79,456
                                                                                     --------
---------------------------------------------------------------------------------------------
   CORPORATE OBLIGATIONS -- 5.5%
---------------------------------------------------------------------------------------------
     Bear Stearns, MTN (B) (C)
       1.522%, 04/17/03                                  $2,500                         2,507
       1.473%, 02/03/03                                   2,500                         2,500
                                                                                     --------
     TOTAL CORPORATE OBLIGATIONS
       (Cost $5,007)                                                                    5,007
                                                                                     --------
---------------------------------------------------------------------------------------------
   COMMERCIAL PAPER -- 4.3%
---------------------------------------------------------------------------------------------
     Four Winds Funding (B)
       1.450%, 02/03/03                                   4,000                         3,999
                                                                                     --------
     TOTAL COMMERCIAL PAPER
       (Cost $3,999)                                                                    3,999
                                                                                     --------
---------------------------------------------------------------------------------------------
   REGULATED INVESTMENT COMPANIES -- 8.2%
---------------------------------------------------------------------------------------------
     Financial Select Sector SPDR Fund (A)               78,200                         1,698
     iShares Dow Jones US Consumer Cyclical
       Sector Index Fund                                  8,900                           360
     iShares MSCI Pacific ex-Japan Index Fund             5,000                           261
     Materials Select Sector SPDR Fund (A)               45,100                           850
     SPDR Trust Series 1                                 47,700                         4,105
     Templeton Russia and Eastern European Fund*         10,600                           202
                                                                                     --------
     TOTAL REGULATED INVESTMENT COMPANIES
       (Cost $7,598)                                                                    7,476
                                                                                     --------

The accompanying notes are an integral part of the financial statements.

                                        WWW.HIGHMARKFUNDS.COM                 31

[HIGHMARK FUNDS LOGO OMITTED]
[GRAPHIC OF MOUNTAIN RANGE OMITTED]

STATEMENT OF NET ASSETS
JANUARY 31, 2003 (UNAUDITED)

LARGE CAP VALUE FUND (CONCLUDED)

---------------------------------------------------------------------------------------------
Description                                           Par (000)                   Value (000)
---------------------------------------------------------------------------------------------
---------------------------------------------------------------------------------------------
   REPURCHASE AGREEMENTS -- 12.3%
---------------------------------------------------------------------------------------------
     Bank of America
       1.380%, dated 01/31/03, matures
       02/03/03, repurchase price $6,393,479
       (collateralized by a mortgage
       obligation, par value $7,890,841,
       0.286%, 09/25/32, total market
       value $6,520,599) (B)                             $6,393                        $6,393
     Deutsche Bank Securities, Inc.
       1.230%, dated 01/31/03, matures
       02/03/03, repurchase price $4,855,173
       (collateralized by various U.S. Treasury
       Notes, par value $4,839,000,
       4.250-5.500%, 02/28/03-05/31/03,
       total market value $4,952,076)                     4,855                         4,855
                                                                                     --------
     TOTAL REPURCHASE AGREEMENTS
       (Cost $11,248)                                                                  11,248
                                                                                     --------
   TOTAL INVESTMENTS -- 117.3%
     (Cost $109,454)                                                                  107,186
                                                                                     --------

     PAYABLE UPON RETURN OF SECURITIES LOANED -- (16.8)%                              (15,399)
     INVESTMENT SECURITIES SOLD -- 5.1%                                                 4,695
     INVESTMENT SECURITIES PURCHASED -- (5.7)%                                         (5,198)
     INVESTMENT ADVISORY FEES PAYABLE -- (0.0)%                                           (50)
     ADMINISTRATIVE FEES PAYABLE -- (0.0)%                                                (15)
     OTHER ASSETS AND LIABILITIES -- 0.1%                                                 128
                                                                                     --------
   OTHER ASSETS AND LIABILITIES, NET -- (17.3)%                                       (15,839)
                                                                                     --------
---------------------------------------------------------------------------------------------
   NET ASSETS:
---------------------------------------------------------------------------------------------
     Paid-in-Capital of Fiduciary Shares
       (unlimited authorized -- no par value)
       based on 8,119,463 outstanding shares
       of beneficial interest                                                         100,615
     Paid-in-Capital of Class A Shares
       (unlimited authorized -- no par value)
       based on 3,502,540 outstanding shares
       of beneficial interest                                                          50,710
     Paid-in-Capital of Class B Shares
       (unlimited authorized -- no par value)
       based on 231,462 outstanding shares
       of beneficial interest                                                           4,679
     Paid-in-Capital of Class C Shares
      (unlimited authorized -- no par value)
       based on 4,080 outstanding shares
       of beneficial interest                                                              44
     Undistributed net investment income                                                   47
     Accumulated net realized loss on investments                                     (62,480)
     Net unrealized depreciation on investments                                        (2,268)
                                                                                     --------
   TOTAL NET ASSETS -- 100.0%                                                        $ 91,347
                                                                                     ========
---------------------------------------------------------------------------------------------
Description                                                                             Value
---------------------------------------------------------------------------------------------
---------------------------------------------------------------------------------------------
   NET ASSETS: (CONTINUED)
---------------------------------------------------------------------------------------------
   NET ASSET VALUE, OFFERING AND REDEMPTION
     PRICE PER SHARE -- FIDUCIARY SHARES                                                $7.70
                                                                                     ========
   NET ASSET VALUE, OFFERING AND REDEMPTION
     PRICE PER SHARE -- CLASS A SHARES                                                  $7.72
                                                                                     ========
   MAXIMUM OFFERING PRICE PER SHARE -
     CLASS A SHARES ($7.72 / 94.5%)                                                     $8.17
                                                                                     ========
   NET ASSET VALUE, OFFERING AND REDEMPTION
     PRICE PER SHARE -- CLASS B SHARES (D)                                              $7.64
                                                                                     ========
   NET ASSET VALUE, OFFERING AND REDEMPTION
     PRICE PER SHARE -- CLASS C SHARES (D)                                              $7.63
                                                                                     ========

---------------------------------------------------------------------------------------------

* NON-INCOME PRODUCING SECURITIES
(A) THIS SECURITY OR A PARTIAL POSITION OF THIS SECURITY IS ON LOAN AT JANUARY 31, 2003 (SEE NOTE 6). THE TOTAL VALUE OF SECURITIES ON LOAN AT JANUARY 31, 2003 WAS $14,724,847.
(B)  THIS SECURITY WAS PURCHASED WITH CASH COLLATERAL HELD FROM SECURITIES
     LENDING.
(C)  FLOATING RATE SECURITY.
(D) CLASS B AND CLASS C HAVE CONTINGENT DEFERRED SALES CHARGES. FOR A DESCRIPTION OF POSSIBLE REDEMPTION CHARGES, SEE THE NOTES TO THE FINANCIAL STATEMENTS.
CL -- CLASS
MTN -- MEDIUM TERM NOTE
SPDR -- STANDARD & POOR'S DEPOSITORY RECEIPT

        The accompanying notes are an integral part of the financial statements.

32                      1.800.433.6884

[GRAPHIC OF MOUNTAIN RANGE OMITTED]

STATEMENT OF NET ASSETS
JANUARY 31, 2003 (UNAUDITED)

CORE EQUITY FUND

---------------------------------------------------------------------------------------------
Description                                              Shares                   Value (000)
---------------------------------------------------------------------------------------------
---------------------------------------------------------------------------------------------
COMMON STOCK -- 92.9%
---------------------------------------------------------------------------------------------
   CONSUMER DISCRETION -- 12.4%
     AOL Time Warner*                                    31,872                      $    372
     Carnival (A)                                        32,205                           776
     Clear Channel Communications*                        8,250                           331
     Comcast, Cl A*                                      30,903                           823
     Dana                                                25,725                           277
     Federated Department Stores*                        27,600                           718
     Gannett (A)                                          8,455                           614
     General Motors                                       7,350                           267
     Hilton Hotels                                       69,885                           818
     Home Depot                                          33,715                           705
     JC Penney                                           27,300                           529
     Lowe's                                              15,890                           543
     McGraw-Hill                                         13,325                           789
     Target                                              31,380                           885
     Viacom, Cl B*                                       24,465                           943
     Wal-Mart Stores                                     49,020                         2,343
     Walt Disney                                         52,895                           926
     Washington Post, Cl B                                  630                           463
     Whirlpool                                           10,850                           564
                                                                                     --------
                                                                                       13,686
                                                                                     --------
   CONSUMER STAPLES -- 8.5%
     Albertson's (A)                                     15,800                           340
     Anheuser-Busch                                      12,080                           573
     Coca-Cola                                           32,800                         1,327
     Colgate-Palmolive                                   23,100                         1,176
     Estee Lauder, Cl A                                  11,925                           360
     General Mills (A)                                    7,345                           330
     Gillette                                            12,380                           370
     Kimberly-Clark                                      20,045                           929
     Kroger*                                             21,875                           330
     PepsiCo                                             38,615                         1,563
     Procter & Gamble                                    18,135                         1,552
     Walgreen                                             7,350                           213
     Winn-Dixie Stores (A)                               21,900                           307
                                                                                     --------
                                                                                        9,370
                                                                                     --------
   ENERGY -- 5.9%
     ChevronTexaco                                       19,810                         1,276
     ConocoPhillips                                      23,635                         1,139
     Exxon Mobil                                         69,168                         2,362
     Kerr-McGee                                          13,850                           579
     Marathon Oil                                        56,910                         1,189
                                                                                     --------
                                                                                        6,545
                                                                                     --------
---------------------------------------------------------------------------------------------
Description                                              Shares                   Value (000)
---------------------------------------------------------------------------------------------

---------------------------------------------------------------------------------------------
   COMMON STOCK -- (CONTINUED)
---------------------------------------------------------------------------------------------
   FINANCIALS -- 20.1%
     Aflac                                               43,380                      $  1,405
     American Express                                    41,850                         1,487
     American International Group                        36,075                         1,952
     Bank of America                                     22,860                         1,601
     BRE Properties, Cl A                                25,860                           782
     Capital One Financial                               17,660                           548
     Citigroup                                           69,943                         2,405
     Equity Office Properties Trust                      12,050                           289
     Fannie Mae                                          21,310                         1,379
     FleetBoston Financial                               59,960                         1,566
     Goldman Sachs Group                                  3,645                           248
     Hartford Financial Services Group (A)               22,125                           922
     Huntington Bancshares                               31,270                           593
     John Hancock Financial Services                     20,530                           561
     JP Morgan Chase                                     37,704                           880
     Lincoln National                                     7,835                           253
     Loews                                                9,015                           397
     Marsh & McLennan                                    15,600                           665
     Merrill Lynch                                       12,875                           451
     Morgan Stanley                                      21,530                           816
     T Rowe Price Group                                   8,050                           215
     U.S. Bancorp                                        25,005                           528
     Washington Mutual                                   16,960                           584
     Wells Fargo                                         34,610                         1,639
                                                                                     --------
                                                                                       22,166
                                                                                     --------
   HEALTH CARE -- 14.0%
     Abbott Laboratories                                  9,210                           351
     Alcon*                                              19,860                           763
     Amgen*                                              28,690                         1,462
     Baxter International                                27,940                           787
     Becton Dickinson                                    21,970                           721
     Bristol-Myers Squibb                                43,805                         1,033
     Eli Lilly                                            7,095                           427
     Genentech*                                          17,490                           643
     HCA                                                  6,505                           278
     Johnson & Johnson                                   20,625                         1,106
     Medtronic                                           25,980                         1,167
     Merck                                               29,795                         1,650
     Pfizer                                              94,042                         2,855
     Pharmacia                                           34,445                         1,439
     Wyeth                                               19,600                           765
                                                                                     --------
                                                                                       15,447
                                                                                     --------

The accompanying notes are an integral part of the financial statements.

                                      WWW.HIGHMARKFUNDS.COM                   33

[HIGHMARK FUNDS LOGO OMITTED]
[GRAPHIC OF MOUNTAIN RANGE OMITTED]

STATEMENT OF NET ASSETS
JANUARY 31, 2003 (UNAUDITED)

CORE EQUITY FUND (CONTINUED)

---------------------------------------------------------------------------------------------
Description                                              Shares                   Value (000)
---------------------------------------------------------------------------------------------
---------------------------------------------------------------------------------------------
   COMMON STOCK -- (CONTINUED)
---------------------------------------------------------------------------------------------
   INDUSTRIALS -- 10.4%
     3M                                                   3,465                      $    432
     Automatic Data Processing                            7,690                           267
     Avery Dennison                                      25,530                         1,521
     Boeing                                               7,025                           222
     Burlington Northern Santa Fe                        21,350                           554
     FedEx                                                4,325                           227
     General Electric                                   130,445                         3,019
     Honeywell International                             37,755                           923
     Ingersoll-Rand, Cl A                                39,680                         1,558
     Parker Hannifin                                     34,455                         1,389
     SPX*                                                10,160                           377
     Union Pacific (A)                                   10,960                           625
     United Technologies                                  6,110                           388
                                                                                     --------
                                                                                       11,502
                                                                                     --------
   INFORMATION TECHNOLOGY -- 13.8%
     Applied Materials*                                  36,695                           439
     Cisco Systems*                                      87,040                         1,164
     Computer Sciences* (A)                              14,735                           451
     Dell Computer*                                      40,820                           974
     Hewlett-Packard                                     33,800                           588
     Intel                                               93,090                         1,458
     International Business Machines                     29,880                         2,338
     Intuit*                                             11,350                           501
     Microsoft*                                          76,620                         3,636
     Oracle*                                             78,245                           941
     Qualcomm*                                           16,395                           617
     SAP, ADR (A)                                        71,895                         1,690
     Texas Instruments (A)                               23,770                           378
                                                                                     --------
                                                                                       15,175
                                                                                     --------
   MATERIALS -- 2.4%
     Alcoa                                               25,980                           514
     E.I. du Pont de Nemours                             20,763                           786
     MeadWestvaco                                         6,240                           150
     PPG Industries                                       8,530                           416
     Weyerhaeuser                                        16,080                           773
                                                                                     --------
                                                                                        2,639
                                                                                     --------
   TELECOMMUNICATION -- 3.6%
     AT&T                                                 4,936                            96
     BellSouth                                           22,380                           510
     CenturyTel (A)                                      12,755                           387
     SBC Communications                                  46,855                         1,145
     Verizon Communications                              49,400                         1,891
                                                                                     --------
                                                                                        4,029
                                                                                     --------
---------------------------------------------------------------------------------------------
Description                                    Shares/Par (000)                   Value (000)
---------------------------------------------------------------------------------------------
---------------------------------------------------------------------------------------------
   COMMON STOCK -- (CONTINUED)
---------------------------------------------------------------------------------------------
   UTILITIES -- 1.8%
     Constellation Energy Group (A)                      27,680                      $    765
     Edison International*                               46,910                           578
     Exelon                                               6,145                           313
     Sempra Energy (A)                                   14,085                           340
                                                                                     --------
                                                                                        1,996
                                                                                     --------
     TOTAL COMMON STOCK
       (Cost $131,765)                                                                102,555
                                                                                     --------
---------------------------------------------------------------------------------------------
   CORPORATE OBLIGATION -- 2.3%
---------------------------------------------------------------------------------------------
     Bear Stearns, MTN (B) (C)
       1.522%, 04/17/03                                  $2,500                         2,507
                                                                                     --------
     TOTAL CORPORATE OBLIGATION
       (Cost $2,507)                                                                    2,507
                                                                                     --------
---------------------------------------------------------------------------------------------
   REGULATED INVESTMENT COMPANIES -- 2.7%
---------------------------------------------------------------------------------------------
     SPDR Trust Series 1                                 12,890                         1,109
     Vanguard Total Stock Market VIPERs                  23,045                         1,855
                                                                                     --------
     TOTAL REGULATED INVESTMENT COMPANIES
       (Cost $3,114)                                                                    2,964
                                                                                     --------
---------------------------------------------------------------------------------------------
   REPURCHASE AGREEMENTS -- 8.5%
---------------------------------------------------------------------------------------------
     Bank of America
       1.380%, dated 01/31/03, matures
       02/03/03, repurchase price $4,836,652
       (collateralized by a mortgage
       obligation, par value $5,969,403,
       0.286%, 08/25/32, total market
       value $4,932,818) (B)                             $4,836                         4,836
     Deutsche Bank Securities, Inc.
       1.230%, dated 01/31/03, matures
       02/03/03, repurchase price $4,522,410
       (collateralized by a U.S. Treasury
       Note, par value $4,494,000,
       5.500%, 02/02/03, total
       market value $4,613,212)                           4,522                         4,522
                                                                                     --------
     TOTAL REPURCHASE AGREEMENTS
       (Cost $9,358)                                                                    9,358
                                                                                     --------
   TOTAL INVESTMENTS -- 106.4%
     (Cost $146,744)                                                                  117,384
                                                                                     --------

        The accompanying notes are an integral part of the financial statements.

34                      1.800.433.6884

[GRAPHIC OF MOUNTAIN RANGE OMITTED]

STATEMENT OF NET ASSETS
JANUARY 31, 2003 (UNAUDITED)

CORE EQUITY FUND (CONCLUDED)

---------------------------------------------------------------------------------------------
Description                                                                       Value (000)
---------------------------------------------------------------------------------------------
     PAYABLE UPON RETURN OF SECURITIES LOANED -- (6.7)%                               $(7,343)
     INVESTMENT ADVISORY FEES PAYABLE -- (0.0)%                                           (59)
     ADMINISTRATIVE FEES PAYABLE -- (0.0)%                                                (18)
     OTHER ASSETS AND LIABILITIES -- 0.3%                                                 371
                                                                                     --------
   OTHER ASSETS AND LIABILITIES, NET-- (6.4)%                                          (7,049)
                                                                                     --------
---------------------------------------------------------------------------------------------
   NET ASSETS:
---------------------------------------------------------------------------------------------
     Paid-in-Capital of Fiduciary Shares
       (unlimited authorized -- no par value)
       based on 18,193,867 outstanding shares
       of beneficial interest                                                         157,102
     Paid-in-Capital of Class A Shares
       (unlimited authorized -- no par value)
       based on 343,429 outstanding shares
       of beneficial interest                                                           2,973
     Paid-in-Capital of Class B Shares
       (unlimited authorized -- no par value)
       based on 434,423 outstanding shares
       of beneficial interest                                                           3,647
     Undistributed net investment income                                                   31
     Accumulated net realized loss on investments                                     (24,058)
     Net unrealized depreciation on investments                                       (29,360)
                                                                                     --------
   TOTAL NET ASSETS -- 100.0%                                                        $110,335
                                                                                     ========
   NET ASSET VALUE, OFFERING AND REDEMPTION
     PRICE PER SHARE -- FIDUCIARY SHARES                                                $5.82
                                                                                     ========
   NET ASSET VALUE, OFFERING AND REDEMPTION
     PRICE PER SHARE -- CLASS A SHARES                                                  $5.81
                                                                                     ========
   MAXIMUM OFFERING PRICE PER SHARE --
     CLASS A SHARES ($5.81 / 94.5%)                                                     $6.15
                                                                                     ========
   NET ASSET VALUE, OFFERING AND REDEMPTION
     PRICE PER SHARE -- CLASS B SHARES (D)                                              $5.76
                                                                                     ========

* NON-INCOME PRODUCING SECURITIES
(A)  THIS SECURITY OR A PARTIAL POSITION OF THIS SECURITY IS ON LOAN AT JANUARY
     31, 2003 (SEE NOTE 6). THE TOTAL VALUE OF SECURITIES ON LOAN AT JANUARY 31,
     2003 WAS $7,067,929.
(B)  THIS SECURITY WAS PURCHASED WITH CASH COLLATERAL HELD FROM SECURITIES
     LENDING.
(C)  FLOATING RATE SECURITY.
(D)  CLASS B HAS A CONTINGENT DEFERRED SALES CHARGE. FOR A DESCRIPTION OF
     POSSIBLE REDEMPTION CHARGES, SEE THE NOTES TO THE FINANCIAL STATEMENTS.
ADR -- AMERICAN DEPOSITORY RECEIPT
CL -- CLASS
MTN -- MEDIUM TERM NOTE
SPDR -- STANDARD & POOR'S DEPOSITORY RECEIPT

The accompanying notes are an integral part of the financial statements.

                                   WWW.HIGHMARKFUNDS.COM                      35

[HIGHMARK FUNDS LOGO OMITTED]
[GRAPHIC OF MOUNTAIN RANGE OMITTED]

STATEMENT OF NET ASSETS
JANUARY 31, 2003 (UNAUDITED)

BALANCED FUND
---------------------------------------------------------------------------------------------
Description                                              Shares                   Value (000)
---------------------------------------------------------------------------------------------
---------------------------------------------------------------------------------------------
COMMON STOCK -- 59.2%
---------------------------------------------------------------------------------------------
   CONSUMER DISCRETION -- 8.0%
     AOL Time Warner*                                    32,837                      $    383
     Carnival (A)                                        33,220                           801
     Clear Channel Communications*                        8,875                           356
     Comcast, Cl A*                                      33,174                           883
     Dana                                                27,625                           298
     Federated Department Stores*                        30,940                           805
     Gannett (A)                                          8,875                           645
     General Motors                                       7,900                           287
     Hilton Hotels                                       68,325                           800
     Home Depot                                          35,730                           747
     JC Penney                                           28,860                           560
     Lowe's                                              16,310                           557
     McGraw-Hill                                         15,165                           898
     Target                                              32,890                           928
     Viacom, Cl B*                                       25,955                         1,001
     Wal-Mart Stores                                     51,850                         2,478
     Walt Disney                                         56,075                           981
     Washington Post, Cl B                                  654                           480
     Whirlpool                                           11,320                           588
                                                                                     --------
                                                                                       14,476
                                                                                     --------
   CONSUMER STAPLES -- 5.4%
     Albertson's (A)                                     16,760                           360
     Anheuser-Busch                                      13,280                           630
     Coca-Cola                                           33,240                         1,345
     Colgate-Palmolive                                   23,010                         1,171
     Estee Lauder, Cl A                                  11,885                           359
     General Mills (A)                                    7,445                           335
     Gillette                                            15,145                           453
     Kimberly-Clark                                      21,435                           993
     Kroger*                                             22,400                           338
     PepsiCo                                             40,870                         1,654
     Procter & Gamble                                    19,065                         1,631
     Walgreen                                             7,430                           216
     Winn-Dixie Stores (A)                               22,425                           314
                                                                                     --------
                                                                                        9,799
                                                                                     --------
   ENERGY -- 3.8%
     ChevronTexaco                                       20,180                         1,300
     ConocoPhillips                                      24,471                         1,179
     Exxon Mobil                                         74,188                         2,533
     Kerr-McGee                                          14,175                           592
     Marathon Oil                                        58,260                         1,218
                                                                                     --------
                                                                                        6,822
                                                                                     --------
---------------------------------------------------------------------------------------------
Description                                              Shares                   Value (000)
---------------------------------------------------------------------------------------------
---------------------------------------------------------------------------------------------
   COMMON STOCK -- (CONTINUED)
---------------------------------------------------------------------------------------------
   FINANCIALS -- 12.8%
     Aflac                                               44,835                      $  1,452
     American Express                                    44,385                         1,577
     American International Group                        37,092                         2,007
     Bank of America                                     23,585                         1,652
     BRE Properties, Cl A                                25,235                           763
     Capital One Financial                               18,850                           585
     Citigroup                                           73,666                         2,533
     Equity Office Properties Trust                      12,765                           306
     Fannie Mae                                          21,670                         1,402
     FleetBoston Financial                               62,937                         1,643
     Goldman Sachs Group                                  3,750                           255
     Hartford Financial Services Group (A)               24,260                         1,011
     Huntington Bancshares                               32,640                           619
     John Hancock Financial Services                     21,420                           585
     JP Morgan Chase                                     38,750                           904
     Lincoln National                                     8,110                           262
     Loews                                                9,015                           397
     Marsh & McLennan                                    16,270                           694
     Merrill Lynch                                       13,700                           480
     Morgan Stanley                                      22,295                           845
     T Rowe Price Group                                   8,440                           226
     U.S. Bancorp                                        25,835                           545
     Washington Mutual                                   17,700                           610
     Wells Fargo                                         35,675                         1,690
                                                                                     --------
                                                                                       23,043
                                                                                     --------
   HEALTH CARE -- 8.8%
     Abbott Laboratories                                  9,360                           357
     Alcon*                                              21,090                           810
     Amgen*                                              29,055                         1,481
     Baxter International                                29,720                           837
     Becton Dickinson                                    22,860                           750
     Bristol-Myers Squibb                                46,580                         1,099
     Eli Lilly                                            7,335                           442
     Genentech* (A)                                      18,315                           673
     HCA                                                  6,830                           292
     Johnson & Johnson                                   21,415                         1,148
     Medtronic                                           25,495                         1,145
     Merck                                               29,830                         1,652
     Pfizer                                              96,382                         2,926
     Pharmacia                                           35,585                         1,486
     Wyeth                                               19,110                           746
                                                                                     --------
                                                                                       15,844
                                                                                     --------
        The accompanying notes are an integral part of the financial statements.

36                      1.800.433.6884


[GRAPHIC OF MOUNTAIN RANGE OMITTED]

STATEMENT OF NET ASSETS
JANUARY 31, 2003 (UNAUDITED)

BALANCED FUND (CONTINUED)
---------------------------------------------------------------------------------------------
Description                                              Shares                   Value (000)
---------------------------------------------------------------------------------------------
---------------------------------------------------------------------------------------------
   COMMON STOCK -- (CONTINUED)
---------------------------------------------------------------------------------------------
   INDUSTRIALS -- 6.6%
     3M                                                   3,725                      $    464
     Automatic Data Processing                            7,795                           270
     Avery Dennison                                      26,555                         1,582
     Boeing                                               7,550                           238
     Burlington Northern Santa Fe                        22,020                           572
     FedEx                                                4,650                           245
     General Electric                                   133,660                         3,093
     Honeywell International                             40,540                           991
     Ingersoll-Rand, Cl A                                39,630                         1,556
     Parker Hannifin                                     34,595                         1,395
     SPX*                                                10,450                           388
     Union Pacific (A)                                   11,625                           663
     United Technologies                                  6,405                           407
                                                                                     --------
                                                                                       11,864
                                                                                     --------
   INFORMATION TECHNOLOGY -- 8.7%
     Applied Materials*                                  35,445                           424
     Cisco Systems*                                      88,210                         1,179
     Computer Sciences* (A)                              15,285                           468
     Dell Computer*                                      43,565                         1,039
     Hewlett-Packard                                     35,875                           625
     Intel                                               97,705                         1,530
     International Business Machines                     30,735                         2,404
     Intuit*                                             11,375                           502
     Microsoft*                                          79,615                         3,778
     Oracle*                                             79,295                           954
     Qualcomm*                                           17,015                           641
     SAP, ADR (A)                                        73,330                         1,723
     Texas Instruments (A)                               24,700                           393
                                                                                     --------
                                                                                       15,660
                                                                                     --------
   MATERIALS -- 1.6%
     Alcoa                                               26,895                           532
     E.I. du Pont de Nemours                             22,076                           836
     MeadWestvaco                                         6,765                           163
     PPG Industries                                       9,460                           462
     Weyerhaeuser                                        17,885                           859
                                                                                     --------
                                                                                        2,852
                                                                                     --------
   TELECOMMUNICATION -- 2.3%
     AT&T                                                 5,193                           101
     BellSouth                                           23,025                           525
     CenturyTel (A)                                      13,510                           410
     SBC Communications                                  49,855                         1,218
     Verizon Communications                              50,310                         1,926
                                                                                     --------
                                                                                        4,180
                                                                                     --------
---------------------------------------------------------------------------------------------
Description                                              Shares                   Value (000)
---------------------------------------------------------------------------------------------
---------------------------------------------------------------------------------------------
   COMMON STOCK -- (CONTINUED)
---------------------------------------------------------------------------------------------
   UTILITIES -- 1.2%
     Constellation Energy Group (A)                      29,650                      $    820
     Edison International*                               48,960                           604
     Exelon                                               6,285                           320
     Sempra Energy (A)                                   14,540                           350
                                                                                     --------
                                                                                        2,094
                                                                                     --------
     TOTAL COMMON STOCK
       (Cost $109,774)                                                                106,634
                                                                                     --------
---------------------------------------------------------------------------------------------
   REGULATED INVESTMENT COMPANIES -- 2.7%
---------------------------------------------------------------------------------------------
     SPDR Trust Series 1                                 30,155                         2,595
     Vanguard Total Stock Market VIPERs                  29,150                         2,347
                                                                                     --------
     TOTAL REGULATED INVESTMENT COMPANIES
       (Cost $5,258)                                                                    4,942
                                                                                     --------
---------------------------------------------------------------------------------------------
   CORPORATE OBLIGATIONS -- 22.4%
---------------------------------------------------------------------------------------------
   CONSUMER DISCRETION -- 0.9%
     Sears Roebuck Acceptance
       6.900%, 08/01/03                                  $  800                           806
     Wal-Mart Stores
       5.875%, 10/15/05                                     800                           876
                                                                                     --------
                                                                                        1,682
                                                                                     --------
   CONSUMER STAPLES -- 1.8%
     General Mills, Ser E, MTN
       5.400%, 12/08/08                                   2,000                         2,147
     Safeway
       7.500%, 09/15/09                                   1,000                         1,150
                                                                                     --------
                                                                                        3,297
                                                                                     --------
   ENERGY -- 1.1%
     CMS Energy
       7.875%, 08/15/04                                     800                           812
     Marathon Oil
       6.125%, 03/15/12                                   1,050                         1,106
                                                                                     --------
                                                                                        1,918
                                                                                     --------
   FINANCIALS -- 11.2%
     American General
       6.750%, 06/15/05                                   1,600                         1,758
     Bear Stearns, MTN (B) (C)
       1.522%, 04/17/03                                   5,000                         5,014
       1.473%, 02/03/03                                   5,000                         5,000
     General Motors Acceptance
       5.750%, 11/10/03                                   1,300                         1,324

The accompanying notes are an integral part of the financial statements.

                                           WWW.HIGHMARKFUNDS.COM              37


[HIGHMARK FUNDS LOGO OMITTED]
[GRAPHIC OF MOUNTAIN RANGE OMITTED]

STATEMENT OF NET ASSETS
JANUARY 31, 2003 (UNAUDITED)

BALANCED FUND (CONTINUED)
---------------------------------------------------------------------------------------------
Description                                           Par (000)                   Value (000)
---------------------------------------------------------------------------------------------
---------------------------------------------------------------------------------------------
   CORPORATE OBLIGATIONS -- (CONTINUED)
---------------------------------------------------------------------------------------------
   FINANCIALS -- (CONTINUED)
     JP Morgan Chase Bank
       6.700%, 08/15/08                                  $1,200                      $  1,347
     Lehman Brothers Holdings
       8.500%, 05/01/07                                   1,600                         1,880
     Royal Bank of Scotland Group
       6.375%, 02/01/11                                   1,000                         1,109
     U.S. Bancorp
       6.875%, 09/15/07                                   1,450                         1,642
     Wells Fargo Bank
       6.450%, 02/01/11                                   1,000                         1,121
                                                                                     --------
                                                                                       20,195
                                                                                     --------
   FOREIGN GOVERNMENTS -- 0.7%
     Hydro Quebec, Ser HY
       8.400%, 01/15/22                                     800                         1,054
     Hydro Quebec, Ser IO
       8.050%, 07/07/24                                     150                           195
                                                                                     --------
                                                                                        1,249
                                                                                     --------
   HEALTH CARE -- 0.6%
     Pharmacia
       5.875%, 12/01/08                                   1,000                         1,100
                                                                                     --------
   INDUSTRIALS -- 3.7%
     Caterpillar Tractor
       6.000%, 05/01/07                                     505                           506
     Dow Chemical
       6.850%, 08/15/13                                   1,600                         1,730
     Johnson Controls
       6.300%, 02/01/08                                   1,600                         1,756
     Lockheed Martin
       7.700%, 06/15/08                                   1,600                         1,862
     Raytheon
       6.550%, 03/15/10                                     800                           854
                                                                                     --------
                                                                                        6,708
                                                                                     --------
   INFORMATION TECHNOLOGY -- 0.4%
     International Business Machines
       8.375%, 11/01/19                                     200                           254
     International Business Machines, MTN
       5.370%, 09/22/03                                     400                           409
                                                                                     --------
                                                                                          663
                                                                                     --------
---------------------------------------------------------------------------------------------
Description                                           Par (000)                   Value (000)
---------------------------------------------------------------------------------------------
---------------------------------------------------------------------------------------------
   CORPORATE OBLIGATIONS -- (CONTINUED)
---------------------------------------------------------------------------------------------
   TELECOMMUNICATION -- 2.0%
     Bell Atlantic of Maryland
       8.000%, 10/15/29                                  $  175                      $    208
       6.000%, 05/01/03                                   1,200                         1,213
     New England Telephone & Telegraph
       7.875%, 11/15/29                                     250                           299
     Vodafone Group
       6.650%, 05/01/08                                   1,600                         1,790
                                                                                     --------
                                                                                        3,510
                                                                                     --------
     TOTAL CORPORATE OBLIGATIONS
       (Cost $37,772)                                                                  40,322
                                                                                     --------
---------------------------------------------------------------------------------------------
   U.S. GOVERNMENT AGENCY MORTGAGE-BACKED OBLIGATIONS -- 11.4%
---------------------------------------------------------------------------------------------
     FHLMC
       6.500%, 11/01/09                                   1,134                         1,207
       6.000%, 02/01/28                                   1,228                         1,277
     FNMA
       8.000%, 08/01/24                                      77                            84
       8.000%, 05/01/25                                     134                           146
       8.000%, 07/01/26                                      89                            97
       7.500%, 09/01/26                                     120                           129
       7.500%, 03/01/27                                      95                           102
       7.000%, 09/01/25                                     280                           296
       7.000%, 07/01/26                                     313                           331
       7.000%, 09/01/26                                     171                           181
       7.000%, 12/01/27                                     513                           541
       6.500%, 05/01/14                                     921                           976
       6.500%, 03/01/24                                     123                           129
       6.500%, 10/01/27                                     412                           431
       6.500%, 01/01/28                                     693                           724
       6.500%, 05/01/29                                     672                           700
       6.000%, 03/01/28                                   1,467                         1,523
       6.000%, 05/01/28                                     385                           399
     GNMA
       7.500%, 05/15/24                                      77                            83
       7.500%, 09/15/25                                     144                           155
       7.500%, 09/15/26                                     401                           431
       7.500%, 01/15/27                                     419                           449
       7.000%, 02/15/26                                     256                           272
       7.000%, 08/15/26                                     685                           730
       7.000%, 10/15/27                                     537                           572
       7.000%, 03/15/29                                     639                           679
       6.500%, 09/15/08                                     603                           646

        The accompanying notes are an integral part of the financial statements.

38                      1.800.433.6884


[GRAPHIC OF MOUNTAIN RANGE OMITTED]

STATEMENT OF NET ASSETS
JANUARY 31, 2003 (UNAUDITED)

BALANCED FUND (CONTINUED)
---------------------------------------------------------------------------------------------
Description                                           Par (000)                   Value (000)
---------------------------------------------------------------------------------------------
---------------------------------------------------------------------------------------------
   U.S. GOVERNMENT AGENCY MORTGAGE-BACKED OBLIGATIONS -
   (CONTINUED)
---------------------------------------------------------------------------------------------
     GNMA -- (continued)
       6.500%, 06/15/23                                   $  78                      $     82
       6.500%, 02/15/24                                      44                            46
       6.500%, 04/15/26                                     283                           298
       6.500%, 05/15/28                                     345                           363
       6.500%, 01/15/29                                   1,025                         1,078
       6.000%, 11/15/08                                     505                           539
       6.000%, 12/15/28                                   1,169                         1,219
       6.000%, 02/15/29                                   1,264                         1,318
       6.000%, 04/15/29                                   2,143                         2,234
                                                                                     --------
     TOTAL U.S. GOVERNMENT AGENCY MORTGAGE-
       BACKED OBLIGATIONS
       (Cost $19,281)                                                                  20,467
                                                                                     --------
---------------------------------------------------------------------------------------------
   U.S. TREASURY OBLIGATIONS -- 3.8%
---------------------------------------------------------------------------------------------
     U.S. Treasury Bonds (A)
       8.125%, 08/15/19                                   1,600                         2,210
       7.250%, 05/15/16                                   3,300                         4,187
       7.125%, 02/15/23                                     400                           511
                                                                                     --------
     TOTAL U.S. TREASURY OBLIGATIONS
       (Cost $5,997)                                                                    6,908
                                                                                     --------
---------------------------------------------------------------------------------------------
   ASSET-BACKED SECURITIES -- 1.6%
---------------------------------------------------------------------------------------------
     Capital Auto Receivables Asset Trust,
       Ser 2002-3, Cl A3
       3.580%, 10/16/06                                   1,000                         1,028
     Citibank Credit Card Master Trust,
       Ser 1998-3, Cl A
       5.800%, 02/07/05                                   1,600                         1,600
     EQCC Home Equity Loan Trust,
       Ser 1996-3, Cl A6
       7.400%, 12/15/19                                     171                           174
     Green Tree Financial, Ser 1995-9, Cl A5
       6.800%, 12/15/25                                      28                            28
                                                                                     --------
     TOTAL ASSET-BACKED SECURITIES
       (Cost $2,800)                                                                    2,830
                                                                                     --------
---------------------------------------------------------------------------------------------
   REPURCHASE AGREEMENTS -- 6.8%
---------------------------------------------------------------------------------------------
     Bank of America
       1.380%, dated 01/31/03, matures
       02/03/03, repurchase price $5,464,546
       (collateralized by a mortgage
       obligation, par value $6,745,126,
       0.286%, 09/25/32, total market
       value $5,573,837) (B)                              5,465                         5,465

---------------------------------------------------------------------------------------------
Description                                           Par (000)                   Value (000)
---------------------------------------------------------------------------------------------
---------------------------------------------------------------------------------------------
   REPURCHASE AGREEMENTS -- (CONTINUED)
---------------------------------------------------------------------------------------------
     Deutsche Bank Securities, Inc.
       1.230%, dated 01/31/03, matures
       02/03/03, repurchase price
       $6,875,407 (collateralized by a
       U.S. Treasury Note, par value
       $6,911,000, 2.125%, 10/31/04,
       total market value $7,013,114)                    $6,875                        $6,875
                                                                                     --------
     TOTAL REPURCHASE AGREEMENTS
       (Cost $12,340)                                                                  12,340
                                                                                     --------
   TOTAL INVESTMENTS -- 107.9%
     (Cost $193,222)                                                                  194,443
                                                                                     --------
   PAYABLE UPON RETURN OF SECURITIES LOANED -- (8.6)%                                 (15,479)
     INVESTMENT ADVISORY FEES PAYABLE -- (0.0)%                                           (95)
     ADMINISTRATIVE FEES PAYABLE -- (0.0)%                                                (28)
     OTHER ASSETS AND LIABILITIES -- 0.7%                                               1,294
                                                                                     --------
   OTHER ASSETS AND LIABILITIES, NET -- (7.9)%                                        (14,308)
                                                                                     --------
---------------------------------------------------------------------------------------------
   NET ASSETS:
---------------------------------------------------------------------------------------------
     Paid-in-Capital of Fiduciary Shares
       (unlimited authorized -- no par value)
       based on 15,243,848 outstanding shares
       of beneficial interest                                                         182,967
     Paid-in-Capital of Class A Shares
      (unlimited authorized -- no par value)
       based on 621,171 outstanding shares
       of beneficial interest                                                           7,743
     Paid-in-Capital of Class B Shares
       (unlimited authorized -- no par value)
       based on 354,130 outstanding shares
       of beneficial interest                                                           6,018
     Paid-in-Capital of Class C Shares
      (unlimited authorized -- no par value)
       based on 11,498 outstanding shares
       of beneficial interest                                                             173
     Undistributed net investment income                                                   42
     Accumulated net realized loss on investments                                     (18,029)
     Net unrealized appreciation on investments                                         1,221
                                                                                     --------
   TOTAL NET ASSETS -- 100.0%                                                        $180,135
                                                                                     ========
   NET ASSET VALUE, OFFERING AND REDEMPTION
     PRICE PER SHARE -- FIDUCIARY SHARES                                               $11.10
                                                                                     ========
   NET ASSET VALUE, OFFERING AND REDEMPTION
     PRICE PER SHARE -- CLASS A SHARES                                                 $11.08
                                                                                     ========
The accompanying notes are an integral part of the financial statements.

                                          WWW.HIGHMARKFUNDS.COM               39

[HIGHMARK FUNDS LOGO OMITTED]
[GRAPHIC OF MOUNTAIN RANGE OMITTED]

STATEMENT OF NET ASSETS
JANUARY 31, 2003 (UNAUDITED)

BALANCED FUND (CONCLUDED)
---------------------------------------------------------------------------------------------
Description                                                                             Value
---------------------------------------------------------------------------------------------
---------------------------------------------------------------------------------------------
   NET ASSETS: (CONTINUED)
---------------------------------------------------------------------------------------------
   MAXIMUM OFFERING PRICE PER SHARE --
     CLASS A SHARES ($11.08 / 94.5%)                                                   $11.72
                                                                                     ========
   NET ASSET VALUE, OFFERING AND REDEMPTION
     PRICE PER SHARE -- CLASS B SHARES (D)                                             $11.05
                                                                                     ========
   NET ASSET VALUE, OFFERING AND REDEMPTION
     PRICE PER SHARE -- CLASS C SHARES (D)                                             $11.05
                                                                                     ========
---------------------------------------------------------------------------------------------
* NON-INCOME PRODUCING SECURITIES
(A)  THIS SECURITY OR A PARTIAL POSITION OF THIS SECURITY IS ON LOAN AT JANUARY
     31, 2003 (SEE NOTE 6). THE TOTAL VALUE OF SECURITIES ON LOAN AT JANUARY 31,
     2003 WAS $15,023,889.
(B)  THIS SECURITY WAS PURCHASED WITH CASH COLLATERAL HELD FROM SECURITIES
     LENDING.
(C)  FLOATING RATE SECURITY.
(D)  CLASS B AND CLASS C HAVE CONTINGENT DEFERRED SALES CHARGES. FOR A
     DESCRIPTION OF POSSIBLE REDEMPTION CHARGES, SEE THE NOTES TO THE FINANCIAL
     STATEMENTS.
ADR -- AMERICAN DEPOSITORY RECEIPT
CL -- CLASS
FHLMC -- FEDERAL HOME LOAN MORTGAGE CORPORATION
FNMA -- FEDERAL NATIONAL MORTGAGE ASSOCIATION
GNMA -- GOVERNMENT NATIONAL MORTGAGE ASSOCIATION
MTN -- MEDIUM TERM NOTE
SER -- SERIES
SPDR -- STANDARD & POOR'S DEPOSITORY RECEIPT




        The accompanying notes are an integral part of the financial statements.

40                      1.800.433.6884


[GRAPHIC OF MOUNTAIN RANGE OMITTED]

STATEMENT OF NET ASSETS
JANUARY 31, 2003 (UNAUDITED)

SMALL CAP VALUE FUND
---------------------------------------------------------------------------------------------
Description                                              Shares                   Value (000)
---------------------------------------------------------------------------------------------
---------------------------------------------------------------------------------------------
   COMMON STOCK -- 95.0%
---------------------------------------------------------------------------------------------
   CONSUMER DISCRETION -- 21.5%
     Action Performance                                  12,700                      $    224
     American Axle & Manufacturing Holdings*             27,300                           687
     American Greetings, Cl A* (A)                       61,500                           855
     Aztar*                                              47,700                           608
     BorgWarner                                          20,500                         1,098
     Brown Shoe                                          49,000                         1,285
     Burlington Coat Factory Warehouse                   56,300                         1,002
     Dillard's, Cl A                                     25,200                           378
     Foot Locker                                         54,500                           551
     Gtech Holdings*                                     49,200                         1,338
     Handleman*                                          25,100                           300
     K2*                                                 42,100                           414
     Landry's Restaurants                                37,200                           717
     Lone Star Steakhouse & Saloon                       34,900                           728
     M/I Schottenstein Homes                             20,000                           538
     MDC Holdings                                        24,970                           986
     Movado Group                                        27,500                           504
     NVR*                                                 3,100                         1,031
     Phillips-Van Heusen                                 27,200                           322
     Polaris Industries (A)                               6,800                           351
     Rent-A-Center*                                      19,100                         1,008
     Ryland Group                                        23,200                           920
     Sonic Automotive*                                   17,900                           277
     Stride Rite                                         70,400                           568
     TBC*                                                50,000                           680
     Toll Brothers*                                      52,800                         1,062
     Toro                                                19,700                         1,241
                                                                                     --------
                                                                                       19,673
                                                                                     --------
   CONSUMER STAPLES -- 7.2%
     Central Garden and Pet*                             41,000                           898
     DIMON                                               57,200                           418
     Dole Food                                           39,000                         1,272
     Fleming (A)                                         78,400                           286
     Great Atlantic & Pacific Tea*                       16,300                            87
     Interstate Bakeries                                 34,400                           502
     Lance                                               58,500                           666
     Ruddick                                             65,900                           847
     Standard Commercial                                 47,600                           794
     Universal                                           22,900                           846
                                                                                     --------
                                                                                        6,616
                                                                                     --------
   ENERGY -- 1.8%
     Holly                                               33,800                           705
     Offshore Logistics* (A)                             21,000                           425
     Veritas DGC*                                        69,100                           544
                                                                                     --------
                                                                                        1,674
                                                                                     --------
---------------------------------------------------------------------------------------------
Description                                              Shares                   Value (000)
---------------------------------------------------------------------------------------------
---------------------------------------------------------------------------------------------
   COMMON STOCK -- (CONTINUED)
---------------------------------------------------------------------------------------------
   FINANCIALS -- 25.4%
     BankAtlantic Bancorp, Cl A                          61,000                      $    558
     Banner                                              19,700                           348
     Bedford Property Investors                          42,600                         1,080
     Boykin Lodging                                      85,800                           779
     Cash America International                          57,600                           559
     Colonial Properties Trust                           25,700                           831
     Commerce Group                                      20,000                           694
     Commercial Federal                                  43,900                         1,025
     Dime Community Bancshares                           30,150                           595
     Downey Financial                                    24,200                           995
     First Citizens Bancshares, Cl A                      2,700                           246
     Flagstar Bancorp                                    61,350                         1,416
     Fremont General (A)                                142,100                           669
     Gold Banc                                           75,300                           783
     HRPT Properties Trust                              120,700                         1,013
     Hudson River Bancorp                                27,100                           658
     Independence Community Bank                         39,600                         1,031
     Independent Bank - Michigan                         48,510                         1,012
     Koger Equity                                        34,800                           532
     Mission West Properties                             41,400                           387
     Novastar Financial (A)                              21,300                           744
     Presidential Life                                    9,400                            86
     Provident Bankshares                                46,300                         1,115
     Scottish Annuity & Life Holdings                    91,800                         1,643
     Seacoast Financial Services                         22,100                           435
     Stancorp Financial Group                            22,900                         1,143
     Staten Island Bancorp                               60,700                         1,116
     Susquehanna Bancshares                              29,100                           618
     Vesta Insurance Group                               49,700                           142
     Webster Financial                                   28,100                         1,024
                                                                                     --------
                                                                                       23,277
                                                                                     --------
   HEALTH CARE -- 5.7%
     Alpharma, Cl A (A)                                  53,400                           883
     ICN Pharmaceuticals                                 91,400                         1,020
     Pacificare Health Systems*                          18,300                           522
     Prime Medical Services*                             53,500                           445
     Sola International*                                 46,000                           561
     US Oncology*                                       143,800                         1,068
     West Pharmaceutical Services                        35,100                           666
                                                                                     --------
                                                                                        5,165
                                                                                     --------
   INDUSTRIALS -- 15.3%
     Albany International, Cl A                          37,700                           892
     Ameron International                                 8,700                           488
     Applied Industrial Technologies                     44,100                           726
     Banta                                               31,000                           929
     Consolidated Graphics*                              20,700                           489
     Dollar Thrifty Automotive Group*                    42,300                           845

The accompanying notes are an integral part of the financial statements.

                                         WWW.HIGHMARKFUNDS.COM                41

[HIGHMARK FUNDS LOGO OMITTED]
[GRAPHIC OF MOUNTAIN RANGE OMITTED]

STATEMENT OF NET ASSETS
JANUARY 31, 2003 (UNAUDITED)

SMALL CAP VALUE FUND (CONTINUED)
---------------------------------------------------------------------------------------------
Description                                              Shares                   Value (000)
---------------------------------------------------------------------------------------------
---------------------------------------------------------------------------------------------
   COMMON STOCK -- (CONTINUED)
---------------------------------------------------------------------------------------------
   INDUSTRIALS -- (CONTINUED)
     EMCOR Group*                                         7,000                      $    333
     Gencorp                                             36,500                           281
     General Cable                                        5,400                            21
     Griffon*                                            68,300                           923
     Harland (John H.)                                   21,800                           481
     Harsco                                              30,400                           872
     Information Resources*                              47,700                            64
     Integrated Electrical Services*                    111,200                           484
     Moog, Cl A*                                         39,700                         1,266
     Nacco Industries, Cl A                              13,100                           531
     Pittston Brink's Group                              36,000                           562
     Ryder System                                        45,100                         1,016
     Standex International                                9,900                           215
     Timken                                              47,100                           815
     URS*                                                32,100                           350
     USFreightways                                       14,200                           373
     Walter Industries                                   36,200                           396
     York International                                  28,700                           682
                                                                                     --------
                                                                                       14,034
                                                                                     --------
   INFORMATION TECHNOLOGY -- 8.3%
     American Management Systems*                        71,300                           796
     Checkpoint Systems*                                 47,600                           461
     Gerber Scientific*                                  48,400                           278
     IKON Office Solutions (A)                          119,300                           924
     Imation* (A)                                        31,200                         1,115
     Inter-Tel                                           49,300                         1,077
     Methode Electronics, Cl A                           59,500                           535
     Novell*                                             49,300                           160
     Storage Technology*                                 61,200                         1,352
     Western Digital*                                   114,200                           908
                                                                                     --------
                                                                                        7,606
                                                                                     --------
   MATERIALS -- 4.2%
     Albemarle                                           39,200                         1,029
     Commercial Metals                                   56,200                           818
     HB Fuller                                           42,600                         1,080
     Schulman (A.)                                       63,000                           945
                                                                                     --------
                                                                                        3,872
                                                                                     --------
   UTILITIES -- 5.6%
     El Paso Electric*                                   52,100                           581
     Idacorp                                             12,400                           278
     Northwest Natural Gas                               22,400                           583
     PNM Resources                                       30,700                           648
     UGI                                                 40,100                         1,678
     UIL Holdings (A)                                    14,500                           464
     Unisource Energy                                    52,600                           865
                                                                                     --------
                                                                                        5,097
                                                                                     --------
     TOTAL COMMON STOCK
       (Cost $88,996)                                                                  87,014
                                                                                     --------
---------------------------------------------------------------------------------------------
Description                                           Par (000)                   Value (000)
---------------------------------------------------------------------------------------------
---------------------------------------------------------------------------------------------
   COMMERCIAL PAPER -- 4.4%
---------------------------------------------------------------------------------------------
     Four Winds Funding (B)
       1.450%, 02/03/03                                  $4,000                      $  4,000
                                                                                     --------
     TOTAL COMMERCIAL PAPER
       (Cost $4,000)                                                                    4,000
                                                                                     --------
---------------------------------------------------------------------------------------------
   REPURCHASE AGREEMENTS -- 7.7%
---------------------------------------------------------------------------------------------
     Bank of America
       1.380%, dated 01/31/03, matures
       02/03/03, repurchase price $2,605,573
       (collateralized by a mortgage
       obligation, par value $3,215,801,
       0.286%, 09/25/32, total market
       value $2,657,378) (B)                              2,605                         2,605
     Deutsche Bank Securities, Inc.
       1.230%, dated 01/31/03, matures
       02/03/03, repurchase price $4,487,733
       (collateralized by a U.S. Treasury
       Note, par value $4,459,000,
       5.500%, 02/28/03, total market
       value $4,577,283)                                  4,487                         4,487
                                                                                     --------
     TOTAL REPURCHASE AGREEMENTS
       (Cost $7,092)                                                                    7,092
                                                                                     --------
   TOTAL INVESTMENTS -- 107.1%
     (Cost $100,088)                                                                   98,106
                                                                                     --------
     PAYABLE UPON RETURN OF SECURITIES LOANED -- (7.2)%                                (6,605)
     INVESTMENT ADVISORY FEES PAYABLE -- (0.1)%                                           (79)
     ADMINISTRATIVE FEES PAYABLE -- (0.0)%                                                (14)
     OTHER ASSETS AND LIABILITIES -- 0.2%                                                 166
                                                                                     --------
   OTHER ASSETS AND LIABILITIES, NET -- (7.1)%                                         (6,532)
                                                                                     --------

        The accompanying notes are an integral part of the financial statements.

42                      1.800.433.6884


[GRAPHIC OF MOUNTAIN RANGE OMITTED]

STATEMENT OF NET ASSETS
JANUARY 31, 2003 (UNAUDITED)

SMALL CAP VALUE FUND (CONTINUED)
---------------------------------------------------------------------------------------------
Description                                                                       Value (000)
---------------------------------------------------------------------------------------------
---------------------------------------------------------------------------------------------
   NET ASSETS:
---------------------------------------------------------------------------------------------
     Paid-in-Capital of Fiduciary Shares
       (unlimited authorized -- no par value)
       based on 5,951,168 outstanding shares
       of beneficial interest                                                        $ 63,780
     Paid-in-Capital of Class A Shares
       (unlimited authorized -- no par value)
       based on 1,403,557 outstanding shares
       of beneficial interest                                                          17,609
     Paid-in-Capital of Class B Shares
       (unlimited authorized -- no par value)
       based on 832,839 outstanding shares
       of beneficial interest                                                          10,401
     Paid-in-Capital of Class C Shares
       (unlimited authorized -- no par value)
       based on 203,454 outstanding shares
       of beneficial interest                                                           2,487
     Undistributed net investment income                                                   39
     Accumulated net realized loss on investments                                        (760)
     Net unrealized depreciation on investments                                        (1,982)
                                                                                     --------
   TOTAL NET ASSETS -- 100.0%                                                         $91,574
                                                                                     ========
   NET ASSET VALUE, OFFERING AND REDEMPTION
     PRICE PER SHARE -- FIDUCIARY SHARES                                               $10.98
                                                                                     ========
   NET ASSET VALUE, OFFERING AND REDEMPTION
     PRICE PER SHARE -- CLASS A SHARES                                                 $10.86
                                                                                     ========
   MAXIMUM OFFERING PRICE PER SHARE --
     CLASS A SHARES ($10.86 / 94.5%)                                                   $11.49
                                                                                     ========

   NET ASSET VALUE, OFFERING AND REDEMPTION
     PRICE PER SHARE -- CLASS B SHARES (C)                                             $10.62
                                                                                     ========

   NET ASSET VALUE, OFFERING AND REDEMPTION
     PRICE PER SHARE -- CLASS C SHARES (C)                                             $10.59
                                                                                     ========

---------------------------------------------------------------------------------------------
* NON-INCOME PRODUCING SECURITIES
(A)  THIS SECURITY OR A PARTIAL POSITION OF THIS SECURITY IS ON LOAN AT JANUARY
     31, 2003 (SEE NOTE 6). THE TOTAL VALUE OF SECURITIES ON LOAN AT JANUARY 31,
     2003 WAS $6,279,036.
(B)  THIS SECURITY WAS PURCHASED WITH CASH COLLATERAL HELD FROM SECURITIES
     LENDING.
(C)  CLASS B AND CLASS C HAVE CONTINGENT DEFERRED SALES CHARGES. FOR A
     DESCRIPTION OF POSSIBLE REDEMPTION CHARGES, SEE THE NOTES TO THE FINANCIAL
     STATEMENTS.
CL -- CLASS


The accompanying notes are an integral part of the financial statements.

                                    WWW.HIGHMARKFUNDS.COM                     43

[HIGHMARK FUNDS LOGO OMITTED]
[GRAPHIC OF MOUNTAIN RANGE OMITTED]

SCHEDULE OF INVESTMENTS
JANUARY 31, 2003 (UNAUDITED)

INTERNATIONAL EQUITY FUND
---------------------------------------------------------------------------------------------
Description                                              Shares                   Value (000)
---------------------------------------------------------------------------------------------
---------------------------------------------------------------------------------------------
FOREIGN COMMON STOCK -- 86.3%
---------------------------------------------------------------------------------------------
   AUSTRALIA -- 0.8%
     Telstra                                             86,366                      $    227
                                                                                     --------
   BELGIUM -- 0.1%
     Interbrew                                            1,826                            36
                                                                                     --------
   BRAZIL -- 0.4%
     Cia Vale do Rio Doce ADR*                            4,205                           116
                                                                                     --------
   CANADA -- 0.5%
     Royal Bank of Canada                                 3,555                           128
                                                                                     --------
   DENMARK -- 0.5%
     Group 4 Falck                                        7,198                           143
                                                                                     --------
   FINLAND -- 1.8%
     Nokia Oyj (A)                                       27,039                           380
     Stora Enso Oyj, R Shares (A)                        14,120                           133
                                                                                     --------
                                                                                          513
                                                                                     --------
   FRANCE -- 12.3%
     Autoroutes du Sud de la France*                     10,977                           279
     Aventis                                              6,987                           355
     AXA                                                  6,729                            83
     BNP Paribas                                         10,021                           396
     Groupe Danone                                        3,818                           480
     Orange*                                             26,400                           213
     Sanofi-Synthelabo                                    2,217                           116
     Schneider Electric                                   9,146                           399
     Suez                                                 3,900                            76
     TotalFinaElf                                         6,546                           883
     Vinci                                                2,618                           164
                                                                                     --------
                                                                                        3,444
                                                                                     --------
   GERMANY -- 4.4%
     Bayer (A)                                           10,882                           191
     Deutsche Boerse (A)                                  5,048                           188
     Deutsche Telekom (A)                                20,001                           252
     E.ON (A)                                             7,841                           356
     Siemens (A)                                          5,836                           239
                                                                                     --------
                                                                                        1,226
                                                                                     --------
   ITALY -- 3.5%
     ENI-Ente Nazionale Idrocarburi (A)                  35,751                           541
     Telecom Italia (A)                                  31,755                           240
     UniCredito Italiano (A)                             52,837                           190
                                                                                     --------
                                                                                          971
                                                                                     --------
   JAPAN -- 17.1%
     Asahi Glass (A)                                     33,000                           193
     Bridgestone                                         12,000                           133
     Canon                                               10,000                           349
     Fuji Photo Film                                     10,000                           301

---------------------------------------------------------------------------------------------
Description                                              Shares                   Value (000)
---------------------------------------------------------------------------------------------
---------------------------------------------------------------------------------------------
   FOREIGN COMMON STOCK -- (CONTINUED)
---------------------------------------------------------------------------------------------
   JAPAN -- (CONTINUED)
     Honda Motor                                          8,000                      $    266
     Kao                                                 11,000                           224
     Mitsubishi                                          60,000                           385
     Mitsui (A)                                          28,000                           138
     Mitsui Fudosan                                      39,000                           251
     Nippon Telegraph & Telephone                            34                           114
     Nissan Motor (A)                                    39,000                           297
     Nomura Holdings (A)                                 34,000                           409
     Sharp                                               20,000                           195
     Sony                                                11,900                           467
     Sumitomo Mitsui Financial Group* (A)                    70                           215
     Takeda Chemical Industries                           7,200                           274
     Toyota Motor                                        16,900                           402
     Yamanouchi Pharmaceutical                            7,200                           187
                                                                                     --------
                                                                                        4,800
                                                                                     --------
   MEXICO -- 0.8%
     Grupo Financiero BBVA Bancomer, Cl B*              302,037                           231
                                                                                     --------
   NETHERLANDS -- 4.8%
     ABN Amro Holding                                     7,947                           124
     ASML Holding* (A)                                   16,932                           132
     DSM                                                  1,700                            73
     ING Groep                                           15,791                           239
     Koninklijke Philips Electronics                     13,558                           230
     Reed Elsevier                                       17,966                           197
     TPG                                                  9,028                           137
     VNU                                                  7,566                           197
                                                                                     --------
                                                                                        1,329
                                                                                     --------
   SOUTH KOREA -- 2.2%
     Kookmin Bank*                                        5,423                           187
     Samsung Electronics                                  1,762                           441
                                                                                     --------
                                                                                          628
                                                                                     --------
   SPAIN -- 2.4%
     Banco Popular Espanol                                4,096                           167
     Inditex                                              3,555                            85
     Telefonica*                                         42,881                           413
                                                                                     --------
                                                                                          665
                                                                                     --------
   SWEDEN -- 0.9%
     Sandvik                                              6,800                           141
     Securitas, B Shares (A)                              9,066                           101
                                                                                     --------
                                                                                          242
                                                                                     --------
   SWITZERLAND -- 10.0%
     Adecco                                               1,932                            61
     Nestle                                               4,049                           841

        The accompanying notes are an integral part of the financial statements.

44                              1.800.433.6884


[GRAPHIC OF MOUNTAIN RANGE OMITTED]

SCHEDULE OF INVESTMENTS
JANUARY 31, 2003 (UNAUDITED)

INTERNATIONAL EQUITY FUND (CONCLUDED)
---------------------------------------------------------------------------------------------
Description                                              Shares                   Value (000)
---------------------------------------------------------------------------------------------
---------------------------------------------------------------------------------------------
   FOREIGN COMMON STOCK -- (CONTINUED)
---------------------------------------------------------------------------------------------
   SWITZERLAND -- (CONTINUED)
     Novartis                                            14,853                      $    543
     Roche Holding                                        5,727                           393
     Swiss Reinsurance                                    6,893                           417
     Syngenta                                             2,775                           167
     UBS*                                                 8,735                           377
                                                                                     --------
                                                                                        2,799
                                                                                     --------
   UNITED KINGDOM -- 23.8%
     Anglo American                                       9,300                           127
     AstraZeneca                                         15,346                           518
     BAA                                                 30,059                           222
     BP                                                 117,854                           740
     British Sky Broadcasting*                           19,758                           192
     Diageo                                              15,154                           155
     GlaxoSmithKline                                     34,318                           645
     HSBC Holdings                                       63,248                           656
     Lloyds TSB Group                                    27,464                           171
     National Grid Transco                               36,282                           237
     Royal Bank of Scotland Group                        33,436                           736
     Scottish & Southern Energy                          27,149                           271
     Shell Transport & Trading                          113,540                           689
     Tesco                                              131,090                           357
     Vodafone Group                                     525,296                           941
                                                                                     --------
                                                                                        6,657
                                                                                     --------
     TOTAL FOREIGN COMMON STOCK
       (Cost $26,267)                                                                  24,155
                                                                                     --------
---------------------------------------------------------------------------------------------
   FOREIGN PREFERRED STOCK -- 0.9%
---------------------------------------------------------------------------------------------
   GERMANY -- 0.9%
     Henkel KGaA* (A)                                     3,924                           238
                                                                                     --------
     TOTAL FOREIGN PREFERRED STOCK
       (Cost $235)                                                                        238
                                                                                     --------
---------------------------------------------------------------------------------------------
   FOREIGN RIGHTS -- 0.0%
---------------------------------------------------------------------------------------------
   SPAIN -- 0.0%
     Telefonica*                                         42,881                             8
                                                                                     --------
     TOTAL FOREIGN RIGHTS
       (Cost $9)                                                                            8
                                                                                     --------

---------------------------------------------------------------------------------------------
Description                                           Par (000)                   Value (000)
---------------------------------------------------------------------------------------------
---------------------------------------------------------------------------------------------
   REPURCHASE AGREEMENTS -- 17.4%
---------------------------------------------------------------------------------------------
     Bank of America
       1.380%, dated 01/31/03, matures
       02/03/03, repurchase price $3,738,049
       (collateralized by a mortgage
       obligation, par value $4,613,505,
       0.286%, 09/25/32, total market
       value $3,812,371) (B)                             $3,738                        $3,738
     Deutsche Bank Securities, Inc.
       1.230%, dated 01/31/03, matures
       02/03/03, repurchase price
       $1,131,379 (collateralized by a
       U.S. Treasury Bond, par value
       $964,000, 10.000%, 05/15/10,
       total market value $1,154,560)                     1,131                         1,131
                                                                                     --------
     TOTAL REPURCHASE AGREEMENTS
       (Cost $4,869)                                                                    4,869
                                                                                     --------
     TOTAL INVESTMENTS -- 104.6%
       (Cost $31,380)                                                                  29,270
                                                                                     --------
   OTHER ASSETS AND LIABILITIES, NET -- (4.6)%                                         (1,275)
                                                                                     --------
   TOTAL NET ASSETS -- 100.0%                                                         $27,995
                                                                                     ========

---------------------------------------------------------------------------------------------
* NON-INCOME PRODUCING SECURITIES
(A)  THIS SECURITY OR A PARTIAL POSITION OF THIS SECURITY IS ON LOAN AT JANUARY
     31, 2003 (SEE NOTE 6). THE TOTAL VALUE OF SECURITIES ON LOAN AT JANUARY 31,
     2003 WAS $3,530,359.
(B)  THIS SECURITY WAS PURCHASED WITH CASH COLLATERAL HELD FROM SECURITIES
     LENDING.
ADR -- AMERICAN DEPOSITORY RECEIPT
CL -- CLASS




The accompanying notes are an integral part of the financial statements.

                                    WWW.HIGHMARKFUNDS.COM                     45

[HIGHMARK FUNDS LOGO OMITTED]
[GRAPHIC OF MOUNTAIN RANGE OMITTED]

STATEMENT OF NET ASSETS
JANUARY 31, 2003 (UNAUDITED)

CALIFORNIA INTERMEDIATE TAX-FREE BOND FUND
---------------------------------------------------------------------------------------------
Description                                           Par (000)                   Value (000)
---------------------------------------------------------------------------------------------
MUNICIPAL BONDS -- 97.7%
     Alameda County, Santa Rita Jail
       Project, ETM, COP, MBIA Insured
       5.250%, 12/01/04                                 $   500                      $    537
     Anaheim, Public Financing
       Authority, Electric Utility Projects,
       RB, MBIA Insured
       Callable 04/01/03 @ 102
       5.500%, 10/01/10                                   1,750                         1,794
     Anaheim, Water Authority, RB
       Callable 03/10/03 @ 100
       5.750%, 04/01/04                                     165                           166
     Atascadero, Unified School District,
       Measure B, Capital Projects,
       Ser A, COP, MBIA Insured Callable
       08/01/06 @ 102
       5.200%, 08/01/08                                   1,000                         1,107
     Bakersfield, Convention Center
       Expansion Project, COP, MBIA
       Insured
       5.300%, 04/01/06                                     500                           555
     Berkeley, Unified School District,
       Ser D, GO, FGIC Insured
       8.250%, 08/01/05                                     345                           402
     Berryessa, Unified School District,
       GO, MBIA Insured
       5.375%, 03/01/12                                     460                           516
     Brentwood, Unified School District,
       Election 1997 Project, Ser B,
       GO, FGIC Insured
       Callable 08/01/10 @ 101
       4.850%, 08/01/14                                     410                           433
     Burlingame, Elementary School
       District, GO, FSA Insured
       5.250%, 07/15/16                                     795                           873
     California State, Department of
       Water Resources, Central Valley
       Project, Water System, Ser J-2, RB
       6.000%, 12/01/06                                   1,400                         1,616
     California State, Department of
       Water Resources, Central Valley
       Project, Water System, Ser Q, ETM, RB
       6.000%, 12/01/09                                     215                           256
     California State, Department of
       Water Resources, Central Valley
       Project, Water System, Ser Q, RB
       6.000%, 12/01/07                                   1,500                         1,757
       6.000%, 12/01/09                                     285                           335
---------------------------------------------------------------------------------------------
Description                                           Par (000)                   Value (000)
---------------------------------------------------------------------------------------------
---------------------------------------------------------------------------------------------
   MUNICIPAL BONDS -- (CONTINUED)
---------------------------------------------------------------------------------------------
     California State, Department of Water
       Resources, Central Valley Project,
       Water System, Ser Z, RB, FGIC Insured
       5.000%, 12/01/12                                  $1,000                      $  1,100
     California State, Educational Facilities
       Authority, Loyola-Marymount University,
       RB, MBIA Insured Callable 10/01/11 @ 101
       4.500%, 10/01/12                                   1,560                         1,652
     California State, Educational Facilities
       Authority, Pooled College & University
       Projects, Ser C, RB, MBIA Insured
       5.000%, 03/01/06                                     655                           719
     California State, Educational Facilities
       Authority, Stanford University, Ser P, RB
       5.250%, 12/01/13                                     640                           717
     California State, Educational Facilities
       Authority, Stanford University, Ser R, RB
       5.000%, 11/01/11                                     525                           581
     California State, GO
       7.000%, 08/01/07                                   1,000                         1,172
       6.250%, 04/01/08                                   1,000                         1,143
       6.250%, 09/01/08                                     695                           802
     California State, GO, AMBAC Insured
       6.500%, 09/01/06                                   1,000                         1,160
     California State, GO, FGIC Insured
       4.500%, 09/01/10                                   1,000                         1,074
     California State, Public Works Board Lease,
       Department of Corrections, State Prison
       Project, Ser E, RB, FSA Insured
       6.000%, 06/01/08                                   1,165                         1,350
     California State, Public Works Board Lease,
       Various University of California Projects,
       Ser A, RB, AMBAC Insured
       Callable 12/01/07 @ 102
       5.100%, 12/01/10                                   1,000                         1,097
     Central Coast, Water Authority, Water
       Project Regional Facilities, Ser A, RB,
       AMBAC Insured Callable 10/01/06 @ 102
       5.000%, 10/01/07                                   2,250                         2,523
     Coachella Valley, Water District
       Improvement Authority, Flood
       Control Project, COP, AMBAC Insured
       4.500%, 10/01/06                                   1,045                         1,148
     Coast Community College, Coastline
       Community College Center Project, COP,
       MBIA Insured Callable 02/01/06 @ 102
       5.500%, 02/01/11                                     640                           697
       5.200%, 02/01/08                                     500                           548

        The accompanying notes are an integral part of the financial statements.

46                              1.800.433.6884

[GRAPHIC OF MOUNTAIN RANGE OMITTED]

STATEMENT OF NET ASSETS
JANUARY 31, 2003 (UNAUDITED)

CALIFORNIA INTERMEDIATE TAX-FREE BOND FUND (CONTINUED)
---------------------------------------------------------------------------------------------
Description                                           Par (000)                   Value (000)
---------------------------------------------------------------------------------------------
---------------------------------------------------------------------------------------------
   MUNICIPAL BONDS -- (CONTINUED)
---------------------------------------------------------------------------------------------
     Conejo Valley, Unified School District, GO
       5.000%, 08/01/09                                  $1,250                      $  1,389
     Contra Costa County, Merrithew Memorial
       Hospital Project, COP, MBIA Insured
       Callable 11/01/07 @ 102
       5.500%, 11/01/12                                   2,160                         2,391
       5.200%, 11/01/09                                   2,000                         2,233
     Contra Costa, Transportation Authority,
       Sales Tax, Ser A, ETM, RB
       Callable 03/10/03 @ 101
       6.875%, 03/01/07                                     500                           567
     Contra Costa, Transportation Authority,
       Sales Tax, Ser A, RB, FGIC Insured
       6.000%, 03/01/06                                   4,000                         4,506
       6.000%, 03/01/09                                   1,000                         1,157
     Contra Costa, Transportation Authority,
       Sales Tax, Ser A, RB, FGIC Insured
       Prerefunded @ 100 (A)
       5.300%, 03/01/05                                     600                           651
     Contra Costa, Water District Authority,
       Ser G, RB, MBIA Insured
       Callable 10/01/04 @ 102
       5.700%, 10/01/06                                   2,500                         2,720
     Contra Costa, Water District Authority,
       Ser K, RB, FSA Insured
       Callable 10/01/11 @ 100
       5.500%, 10/01/13                                     350                           393
     Desert Sands, Unified School District,
       Capital Projects, COP, FSA Insured
       Callable 03/01/05 @ 102
       5.500%, 03/01/09                                     565                           613
       5.400%, 03/01/08                                     660                           716
     Downey, Civic Center Project, COP,
       MBIA Insured
       5.300%, 02/01/06                                     700                           773
     East Bay, Municipal Utility District,
       Wastewater Treatment System,
       RB, FGIC Insured
       6.000%, 06/01/06                                     750                           851
     East Bay, Municipal Utility District,
       Water System Project, RB, MBIA Insured
       Callable 06/01/11 @ 100
       5.250%, 06/01/13                                     500                           547
       5.250%, 06/01/14                                   1,000                         1,086
     Eastern Municipal Water District,
       Ser A, COP, FGIC Insured
       Callable 07/01/11 @ 100
       5.250%, 07/01/12                                     300                           333
       5.250%, 07/01/13                                   1,000                         1,095

---------------------------------------------------------------------------------------------
Description                                           Par (000)                   Value (000)
---------------------------------------------------------------------------------------------
---------------------------------------------------------------------------------------------
   MUNICIPAL BONDS -- (CONTINUED)
---------------------------------------------------------------------------------------------
     Escondido, Unified High School District,
       ETM, GO, MBIA Insured
       5.200%, 11/01/06                                  $1,000                      $  1,130
     Escondido, Unified High School District,
       ETM, GO, MBIA Insured
       Callable 11/01/06 @ 102
       5.600%, 11/01/09                                   1,000                         1,140
     Escondido, Unified School District,
       Ser A, GO, FGIC Insured
       Callable 09/01/07 @ 102
       5.000%, 09/01/08                                     500                           559
     Fallbrook, Unified High School District,
       GO, FGIC Insured
       5.375%, 09/01/12                                     250                           282
     Fremont, Unified High School District,
       Santa Clara, Ser B, GO
       5.000%, 09/01/10                                     600                           666
     Fremont, Unified High School District,
       Ser B, GO Callable 09/01/10 @ 100
       5.250%, 09/01/15                                   1,000                         1,070
     Fresno, Joint Powers Financing Authority,
       Fresno City Hall, RB, AMBAC Insured
       Callable 08/01/10 @ 100
       4.600%, 08/01/11                                     500                           533
     Glendale, Unified School District,
       Ser A, GO, FGIC Insured
       5.500%, 09/01/05                                     600                           663
     Glendale, Unified School District,
       Ser B, GO, FSA Insured
       Callable 09/01/08 @ 101
       4.625%, 09/01/09                                     670                           730
     Hawthorne, School District,
       Ser A, GO, FGIC Insured
       4.650%, 11/01/06                                   1,000                         1,106
     Hollister, Redevelopment Agency,
       Community Development Project,
       TA, AMBAC Insured
       Callable 10/01/07 @ 102
       5.000%, 10/01/08                                     740                           830
     Industry, GO, FGIC Insured
       Callable 07/01/05 @ 100.625
       5.500%, 07/01/10                                     670                           717
     Joshua Basin-Hi Desert Financing
       Authority, Water District Project,
       RB, AMBAC Insured
       4.900%, 05/01/09                                     465                           514
       4.800%, 05/01/08                                     445                           492

The accompanying notes are an integral part of the financial statements.

                                    WWW.HIGHMARKFUNDS.COM                     47

[HIGHMARK FUNDS LOGO OMITTED]
[GRAPHIC OF MOUNTAIN RANGE OMITTED]

STATEMENT OF NET ASSETS
JANUARY 31, 2003 (UNAUDITED)

CALIFORNIA INTERMEDIATE TAX-FREE BOND FUND (CONTINUED)
---------------------------------------------------------------------------------------------
Description                                           Par (000)                   Value (000)
---------------------------------------------------------------------------------------------
---------------------------------------------------------------------------------------------
   MUNICIPAL BONDS -- (CONTINUED)
---------------------------------------------------------------------------------------------
     Kings River, Conservation District,
       Pine Flat Power, Ser F, RB
       4.625%, 01/01/11                                  $  500                      $    535
     Las Virgenes, Unified School District,
       Ser A, ETM, GO, MBIA Insured
       5.000%, 11/01/05                                   1,000                         1,101
     Livermore-Amador Valley, Water
       Management Authority, Ser A,
       RB, AMBAC Insured
       Callable 08/01/11 @ 100
       5.250%, 08/01/14                                     750                           816
     Los Angeles County, Metropolitan
       Transportation Authority, Sales Tax
       Project, 1st Tier, Ser A, RB, FSA Insured
       5.250%, 07/01/06                                   1,220                         1,363
     Los Angeles County, Metropolitan
       Transportation Authority, Sales Tax
       Project, A-1st Ser, Ser B, RB, FSA Insured
       5.250%, 07/01/11                                   1,050                         1,176
     Los Angeles County, Metropolitan
       Transportation Authority, Sales Tax
       Project, C-2nd Ser, Ser A, RB,
       AMBAC Insured
       5.500%, 07/01/10                                   1,000                         1,141
     Los Angeles County, Metropolitan
       Transportation Authority, Sales Tax
       Project, C-2nd Ser, Ser A, RB,
       FGIC Insured
       5.000%, 07/01/10                                   2,000                         2,216
     Los Angeles County, Public Works
       Financing Authority, Regional Park &
       Open Space District, Ser A, RB
       5.250%, 10/01/05                                   1,700                         1,868
     Los Angeles County, Public Works
       Financing Authority, Regional Park &
       Open Space District, Ser A, RB
       Callable 10/01/07 @ 101
       5.500%, 10/01/08                                   3,445                         3,907
     Los Angeles, Department of Airports,
       Ser A, RB, FGIC Insured
       6.000%, 05/15/05                                   1,650                         1,820
     Los Angeles, Department of Airports,
       Ser A, RB, FGIC Insured
       Callable 05/15/05 @ 101
       5.500%, 05/15/08                                   1,000                         1,087
     Los Angeles, Department of Airports,
       Ser B, RB, FGIC Insured
       6.500%, 05/15/04                                   3,340                         3,568

---------------------------------------------------------------------------------------------
Description                                           Par (000)                   Value (000)
---------------------------------------------------------------------------------------------
---------------------------------------------------------------------------------------------
   MUNICIPAL BONDS -- (CONTINUED)
---------------------------------------------------------------------------------------------
     Los Angeles, Department of Water & Power,
       Ser A-A-1, RB, MBIA Insured
       5.250%, 07/01/10                                  $1,625                      $  1,827
       5.250%, 07/01/11                                   3,485                         3,902
     Los Angeles, Department of Water & Power,
       Ser A-A-1, RB, MBIA Insured
       Callable 07/01/11 @ 100
       5.250%, 07/01/12                                     600                           666
       5.250%, 07/01/13                                   1,500                         1,642
     Los Angeles, Ser A, GO, FGIC Insured
       5.250%, 09/01/09                                     500                           565
       5.250%, 09/01/10                                     350                           394
     Los Angeles, Ser A, GO, MBIA Insured
       5.500%, 09/01/04                                     700                           747
     Los Angeles, Unified School District,
       GO, MBIA Insured
       5.500%, 07/01/12                                     580                           659
     Los Angeles, Unified School District,
       Ser A, GO, FGIC Insured
       6.000%, 07/01/07                                   1,300                         1,508
       6.000%, 07/01/10                                     850                           994
       6.000%, 07/01/11                                   1,385                         1,620
     Los Angeles, Unified School District,
       Ser D, GO, FGIC Insured
       Prerefunded @ 100 (A)
       5.500%, 07/01/10                                   2,000                         2,305
     Los Angeles, Unified School District,
       Ser E, GO, MBIA Insured
       Callable 07/01/12 @ 100
       5.500%, 07/01/15                                   1,390                         1,556
     Los Angeles, Waste Water Systems,
       Ser B, RB, FGIC Insured
       5.250%, 06/01/07                                   1,000                         1,128
     Los Angeles, Waste Water Systems,
       Ser C, RB, MBIA Insured
       5.375%, 06/01/12                                   1,145                         1,289
     Los Gatos-Saratoga, Joint Unified High
       School, Election of 1998 Project,
       Ser B, GO Callable 12/01/10 @ 101
       4.750%, 12/01/13                                     365                           386
       4.600%, 12/01/12                                     875                           929
     Menlo Park, Community Development
       Agency, Las Pulgas Community
       Development Project, TA, AMBAC
       Insured Callable 06/01/10 @ 102
       4.650%, 06/01/11                                     520                           559

        The accompanying notes are an integral part of the financial statements.

48                              1.800.433.6884

[GRAPHIC OF MOUNTAIN RANGE OMITTED]

STATEMENT OF NET ASSETS
JANUARY 31, 2003 (UNAUDITED)

CALIFORNIA INTERMEDIATE TAX-FREE BOND FUND (CONTINUED)
---------------------------------------------------------------------------------------------
Description                                           Par (000)                   Value (000)
---------------------------------------------------------------------------------------------
---------------------------------------------------------------------------------------------
   MUNICIPAL BONDS -- (CONTINUED)
---------------------------------------------------------------------------------------------
     Merced County, Construction & Equipment
       Project, CSAC Lease, ETM, COP, FSA Insured
       Callable 03/10/03 @ 101
       6.000%, 10/01/05                                  $  640                      $    651
     Metropolitan, Water District of Southern
       California, Ser A, RB
       5.250%, 07/01/11                                   1,350                         1,506
     Metropolitan, Water District of Southern
       California, Ser A, RB
       Callable 07/01/11 @ 101
       5.375%, 07/01/12                                   2,000                         2,244
     Metropolitan, Water District of Southern
       California, Ser B, RB, MBIA Insured
       Callable 07/01/06 @ 102
       5.250%, 07/01/07                                   1,820                         2,053
     Metropolitan, Water District of Southern
       California, Ser C, RB
       Callable 01/01/07 @ 102
       6.000%, 07/01/07                                   1,900                         2,195
     Metropolitan, Water District of Southern
       California, Waterworks Project, Ser B, GO
       4.000%, 03/01/11                                   1,000                         1,031
     Milpitas, Redevelopment Agency,
       Redevelopment Project,
       Area No. 1, TA, MBIA Insured
       4.600%, 01/15/06                                   1,040                         1,126
     Mojave, Water Agency, Supplemental
       Water Entitlement, COP, MBIA Insured
       Callable 09/01/07 @ 102
       5.100%, 09/01/08                                     500                           562
     Mountain View, Los Altos High School
       District, Ser B, GO
       Callable 05/01/07 @ 102
       5.650%, 05/01/12                                     585                           652
       5.350%, 05/01/09                                     755                           843
       5.250%, 05/01/08                                     500                           562
     Mountain View, Shoreline Regional Park
       Community, Ser A, TA, MBIA Insured
       Callable 08/01/06 @ 102
       5.600%, 08/01/10                                     500                           556
       5.400%, 08/01/08                                     700                           781
     Oak Park, Unified School District, GO,
       MBIA Insured
       5.250%, 05/01/08                                   1,250                         1,410
     Orange County, Local Transportation
       Authority, Measure M, First Senior, RB
       6.000%, 02/15/07                                   2,040                         2,335

---------------------------------------------------------------------------------------------
Description                                           Par (000)                   Value (000)
---------------------------------------------------------------------------------------------
---------------------------------------------------------------------------------------------
   MUNICIPAL BONDS -- (CONTINUED)
---------------------------------------------------------------------------------------------
     Orange County, Local Transportation
       Authority, Measure M, Second Senior,
       RB, FGIC Insured
       6.000%, 02/15/07                                  $2,345                      $  2,689
       5.800%, 02/15/05                                   1,000                         1,090
     Orange County, Local Transportation
       Authority, Measure M, Second Senior,
       Ser A, RB, MBIA Insured
       5.500%, 02/15/08                                   3,300                         3,736
       5.500%, 02/15/10                                   1,000                         1,134
       5.500%, 02/15/11                                     250                           283
     Orange County, Municipal Water District,
       Allen-McColloch Pipeline Project,
       COP, MBIA Insured
       5.500%, 07/01/05                                   2,000                         2,196
     Orange County, Water District,
       Ser A, COP, MBIA Insured
       Callable 08/15/07 @ 101
       4.875%, 08/15/10                                   2,000                         2,158
     Port Oakland, Ser D, RB, MBIA Insured
       6.500%, 11/01/03                                     500                           520
     Redwood City, Elementary School District,
       GO, FGIC Insured
       5.500%, 08/01/10                                   1,140                         1,302
       5.500%, 08/01/14                                     700                           792
     Rialto, Unified School District,
       Ser A, GO, FGIC Insured
       5.500%, 06/01/07                                     500                           569
     Riverside County, Transportation
       Commission, Sales Tax Revenue,
       Ser A, RB, AMBAC Insured
       5.750%, 06/01/09                                     740                           854
       5.700%, 06/01/06                                   1,060                         1,196
     Riverside, Water Authority, RB
       5.750%, 04/01/03                                     250                           252
     Sacramento, Municipal Utility District,
       Electric, Ser C, ETM, RB, FGIC Insured
       Callable 03/10/03 @ 102
       5.750%, 11/15/08                                     570                           588
     Sacramento, Municipal Utility District,
       Ser O, RB, MBIA Insured
       5.250%, 08/15/10                                     500                           563
     Sacramento, Municipal Utility District,
       Ser P, RB, FSA Insured
       Callable 08/15/11 @ 100
       5.250%, 08/15/13                                   1,000                         1,096
     Sacramento, Regional County, Sanitation
       District Financing Authority, GO
       5.000%, 08/01/04                                     870                           918

The accompanying notes are an integral part of the financial statements.

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[GRAPHIC OF MOUNTAIN RANGE OMITTED]

STATEMENT OF NET ASSETS
JANUARY 31, 2003 (UNAUDITED)

CALIFORNIA INTERMEDIATE TAX-FREE BOND FUND (CONTINUED)
---------------------------------------------------------------------------------------------
Description                                           Par (000)                   Value (000)
---------------------------------------------------------------------------------------------
---------------------------------------------------------------------------------------------
   MUNICIPAL BONDS -- (CONTINUED)
---------------------------------------------------------------------------------------------
     San Bernardino County, Transportation
       Authority, Sales Tax Revenue,
       Ser A, RB, FSA Insured
       Callable 03/01/08 @ 101
       5.000%, 03/01/09                                  $1,000                      $  1,105
     San Bernardino County, Transportation
       Authority, Ser A, ETM, RB, FGIC Insured
       Callable 03/10/03 @ 102
       6.000%, 03/01/06                                   1,000                         1,013
     San Bernardino County, Transportation
       Authority, Ser A, RB, FSA Insured
       5.250%, 03/01/07                                   2,000                         2,242
     San Bernardino County, Transportation
       Authority, Ser A, RB, MBIA Insured
       6.250%, 03/01/10                                   2,000                         2,357
       6.000%, 03/01/06                                   1,735                         1,952
     San Bernardino, Municipal Water
       Department, Sewer Authority,
       COP, FGIC Insured
       4.500%, 02/01/09                                   1,025                         1,106
     San Bernardino, Municipal Water
       Department, Sewer Authority,
       COP, FGIC Insured
       Callable 02/01/09 @ 101
       5.000%, 02/01/11                                   1,130                         1,227
     San Diego County, Regional Transportation
       Commission, Second Senior,
       Ser A, RB, AMBAC Insured
       6.000%, 04/01/06                                   3,000                         3,385
     San Diego County, Regional Transportation
       Commission, Second Senior,
       Ser A, RB, AMBAC Insured
       Callable 04/01/06 @ 102
       5.000%, 04/01/08                                   1,995                         2,181
     San Diego County, Regional Transportation
       Commission, Second Senior,
       Ser A, RB, FGIC Insured
       5.250%, 04/01/06                                   2,100                         2,328
     San Diego County, Water Authority,
       Ser A, COP
       5.000%, 05/01/04                                   2,625                         2,750
     San Diego, Public Facilities Financing
       Authority, RB, FGIC Insured
       6.000%, 05/15/06                                   2,800                         3,177
       6.000%, 05/15/07                                   2,000                         2,306
     San Diego, Water Utility System, RB,
       FGIC Insured
       4.400%, 08/01/08                                   1,100                         1,199

---------------------------------------------------------------------------------------------
Description                                           Par (000)                   Value (000)
---------------------------------------------------------------------------------------------
---------------------------------------------------------------------------------------------
   MUNICIPAL BONDS -- (CONTINUED)
---------------------------------------------------------------------------------------------
     San Diego-Metropolitan Transit
       Development Board Authority, Lease, RB
       Callable 09/01/04 @ 102
       5.500%, 09/01/07                                  $  450                      $    485
     San Francisco City & County, Airport
       Commission, International Airport,
       Second Senior, Issue 20, RB, MBIA
       Insured Callable 05/01/08 @ 101
       4.250%, 05/01/09                                   1,000                         1,066
     San Francisco City & County, Public
       Utilities Commission, Water Revenue,
       Ser A, RB, FSA Insured
       5.000%, 11/01/10                                   1,000                         1,113
       5.000%, 11/01/11                                   1,500                         1,658
     San Francisco City & County,
       Ser 1, GO, FGIC Insured
       5.750%, 06/15/06                                     865                           979
     San Francisco, Bay Area Rapid Transit
       District, RB, AMBAC Insured
       Callable 07/01/11 @ 100
       5.250%, 07/01/14                                   1,000                         1,087
     San Francisco, Bay Area Rapid Transit, RB
       5.500%, 07/01/05                                   3,075                         3,368
     San Francisco, New Public Housing
       Authority, RB
       5.000%, 08/01/03                                     350                           357
     San Joaquin County, Capital Facilities
       Project, COP, MBIA Insured
       4.800%, 11/15/07                                   1,000                         1,121
       4.625%, 11/15/05                                   1,035                         1,127
     San Jose, Financing Authority, Convention
       Center Project, Ser F, RB, MBIA Insured
       4.250%, 09/01/11                                   1,765                         1,851
     San Jose, Libraries & Parks Project, GO
       4.750%, 09/01/09                                   1,000                         1,101
     San Jose, Redevelopment Agency,
       Merged Area Redevelopment Project,
       TA, AMBAC Insured
       Callable 08/01/08 @ 102
       5.000%, 08/01/09                                   1,500                         1,681
     San Jose, Redevelopment Agency,
       Merged Area Redevelopment Project,
       TA, MBIA Insured
       6.000%, 08/01/06                                   1,300                         1,484
       6.000%, 08/01/07                                   1,800                         2,089
       6.000%, 08/01/08                                   2,100                         2,449
       6.000%, 08/01/09                                   1,500                         1,750
       6.000%, 08/01/10                                   1,000                         1,168

        The accompanying notes are an integral part of the financial statements.

50                              1.800.433.6884

[GRAPHIC OF MOUNTAIN RANGE OMITTED]

STATEMENT OF NET ASSETS
JANUARY 31, 2003 (UNAUDITED)

CALIFORNIA INTERMEDIATE TAX-FREE BOND FUND (CONTINUED)
---------------------------------------------------------------------------------------------
Description                                           Par (000)                   Value (000)
---------------------------------------------------------------------------------------------
---------------------------------------------------------------------------------------------
   MUNICIPAL BONDS -- (CONTINUED)
---------------------------------------------------------------------------------------------
     San Jose, Unified School District,
       Ser B, GO, MBIA Insured
       Callable 08/01/08 @ 102
       4.000%, 08/01/09                                  $  800                      $    845
     San Juan, Unified School District,
       GO, FSA Insured
       5.250%, 08/01/08                                     500                           567
       5.250%, 08/01/10                                   1,150                         1,295
     San Luis, Obispo County Financing
       Authority, Lopez Dam Improvement,
       Ser A, RB, MBIA Insured
       Callable 08/01/10 @ 100
       4.600%, 08/01/11                                     470                           501
     San Mateo County, Transit District,
       Ser A, RB, MBIA Insured
       5.250%, 06/01/16                                   2,000                         2,195
     San Mateo, Unified High School District,
       Election of 2000, Ser A, GO, FGIC Insured
       Callable 09/01/11 @ 100
       5.375%, 09/01/13                                   2,195                         2,443
     Santa Ana, Community Redevelopment
       Agency, Mainplace Project,
       Ser E, ETM, RB
       6.400%, 12/15/10                                     590                           670
     Santa Barbara County, Local Transportation
       Authority, Sales Tax, RB, FGIC Insured
       Callable 4/01/04 @ 101
       5.000%, 04/01/07                                   1,000                         1,044
     Santa Clara County, Financing Authority,
       Ser A, RB, AMBAC Insured
       4.600%, 11/15/06                                   1,350                         1,493
     Santa Cruz County, Public Financing
       Authority, Ser A, TA, MBIA Insured
       Callable 09/01/03 @ 102
       5.100%, 09/01/05                                     500                           521
     Santa Maria, Unified High School District,
       Ser A, GO, FSA Insured
       5.500%, 08/01/15                                     510                           576
     South Orange County, Public Financing
       Authority, Foothill Area, Ser C, RB,
       FGIC Insured
       7.500%, 08/15/07                                   1,000                         1,221

---------------------------------------------------------------------------------------------
Description                                           Par (000)                   Value (000)
---------------------------------------------------------------------------------------------
---------------------------------------------------------------------------------------------
   MUNICIPAL BONDS -- (CONTINUED)
---------------------------------------------------------------------------------------------
     South Placer, Waste Water Authority,
       Ser A, RB, FGIC Insured
       4.500%, 11/01/10                                  $1,000                      $  1,079
     Southern California, Public Power
       Authority, Ser A, RB, FSA Insured
       5.375%, 01/01/09                                   1,610                         1,812
     Southern California, Public Power
       Authority, Ser B, RB, AMBAC Insured
       Callable 03/10/03 @ 102
       5.900%, 07/01/04                                   1,000                         1,024
     Tulare County, Capital Improvement Project,
       Ser A, COP, MBIA Insured
       5.375%, 02/15/06                                     500                           554
       5.250%, 02/15/05                                   1,000                         1,079
     Turlock, Irrigation District, Ser A, RB,
       MBIA Insured
       6.000%, 01/01/07                                   1,000                         1,143
       6.000%, 01/01/08                                   1,425                         1,641
       6.000%, 01/01/11                                     500                           581
     University of California, UCLA Center,
       Chiller/Cogen Project, COP
       Callable 11/01/03 @ 102
       5.000%, 11/01/04                                   1,000                         1,048
     Upland, Community Redevelopment
       Agency, Merged Project, Ser A, TA,
       AMBAC Insured Callable 09/01/08 @ 102
       4.200%, 09/01/09                                     860                           919
     West Basin, Municipal Water District,
       1992 Project, Ser A, COP, AMBAC Insured
       Callable 08/01/07 @ 101
       5.000%, 08/01/08                                     425                           471
     West Hollywood, COP, MBIA Insured
       Callable 02/01/08 @ 102
       4.550%, 02/01/09                                     665                           720
     Wiseburn, School District, Ser A, GO,
       FGIC Insured Callable 08/01/10 @ 100
       4.900%, 08/01/15                                     500                           522
       4.500%, 08/01/11                                     330                           350
                                                                                     --------
     TOTAL MUNICIPAL BONDS
       (Cost $209,451)                                                                224,576
                                                                                     --------
The accompanying notes are an integral part of the financial statements.

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

[HIGHMARK FUNDS LOGO OMITTED]
[GRAPHIC OF MOUNTAIN RANGE OMITTED]

STATEMENT OF NET ASSETS
JANUARY 31, 2003 (UNAUDITED)

CALIFORNIA INTERMEDIATE TAX-FREE BOND FUND (CONCLUDED)
---------------------------------------------------------------------------------------------
Description                                              Shares                   Value (000)
---------------------------------------------------------------------------------------------
---------------------------------------------------------------------------------------------
   REGULATED INVESTMENT COMPANY -- 1.0%
---------------------------------------------------------------------------------------------
     BlackRock Provident California Tax Free
       Money Market                                   2,355,545                      $  2,356
                                                                                     --------
     TOTAL REGULATED INVESTMENT COMPANY
       (Cost $2,356)                                                                    2,356
                                                                                     --------
   TOTAL INVESTMENTS -- 98.7%
     (Cost $211,807)                                                                  226,932
                                                                                     --------

     INVESTMENT ADVISORY FEES PAYABLE -- (0.0)%                                           (49)
     ADMINISTRATIVE FEES PAYABLE -- (0.0)%                                                (36)
     OTHER ASSETS AND LIABILITIES -- 1.3%                                               3,085
                                                                                     --------
   OTHER ASSETS AND LIABILITIES, NET -- 1.3%                                            3,000
                                                                                     --------
---------------------------------------------------------------------------------------------
   NET ASSETS:
---------------------------------------------------------------------------------------------
     Paid-in-Capital of Fiduciary Shares
       (unlimited authorized -- no par value)
       based on 11,582,460 outstanding shares
       of beneficial interest                                                         110,534
     Paid-in-Capital of Class A Shares
       (unlimited authorized -- no par value)
       based on 9,395,639 outstanding shares
       of beneficial interest                                                          94,985
     Paid-in-Capital of Class B Shares
       (unlimited authorized -- no par value)
       based on 886,202 outstanding shares
       of beneficial interest                                                           9,120
     Undistributed net investment income                                                  155
     Accumulated net realized gain on investments                                          13
     Net unrealized appreciation on investments                                        15,125
                                                                                     --------
     TOTAL NET ASSETS -- 100.0%                                                      $229,932
                                                                                     ========
   NET ASSET VALUE, OFFERING AND REDEMPTION
     PRICE PER SHARE -- FIDUCIARY SHARES                                               $10.53
                                                                                     ========
   NET ASSET VALUE, OFFERING AND REDEMPTION
     PRICE PER SHARE -- CLASS A SHARES                                                 $10.50
                                                                                     ========
   MAXIMUM OFFERING PRICE PER SHARE --
     CLASS A SHARES ($10.50 / 97.75%)                                                  $10.74
                                                                                     ========
   NET ASSET VALUE, OFFERING AND REDEMPTION
     PRICE PER SHARE -- CLASS B SHARES (B)                                             $10.49
                                                                                     ========
(A)  PREREFUNDED SECURITY -- THE MATURITY DATE SHOWN IS THE PREREFUNDED DATE.
(B)  CLASS B HAS A CONTINGENT DEFERRED SALES CHARGE. FOR A DESCRIPTION OF
     POSSIBLE REDEMPTION CHARGES, SEE THE NOTES TO THE FINANCIAL STATEMENTS.
AMBAC -- AMERICAN MUNICIPAL BOND ASSURANCE COMPANY
COP -- CERTIFICATES OF PARTICIPATION
CSAC -- CALIFORNIA STATE ASSOCIATION OF COUNTIES
ETM -- ESCROWED TO MATURITY
FGIC -- FINANCIAL GUARANTY INSURANCE CORPORATION
FSA -- FINANCIAL SECURITY ASSURANCE
GO -- GENERAL OBLIGATION
MBIA -- MUNICIPAL BOND INVESTORS ASSURANCE
RB -- REVENUE BOND
SER -- SERIES
TA -- TAX ALLOCATION

        The accompanying notes are an integral part of the financial statements.

52                              1.800.433.6884

[GRAPHIC OF MOUNTAIN RANGE OMITTED]

STATEMENT OF NET ASSETS
JANUARY 31, 2003 (UNAUDITED)

NATIONAL INTERMEDIATE TAX-FREE BOND FUND
---------------------------------------------------------------------------------------------
Description                                           Par (000)                   Value (000)
---------------------------------------------------------------------------------------------
MUNICIPAL BONDS -- 95.6%
   ALASKA -- 3.0%
     Anchorage, Ser B, GO, MBIA Insured
       5.000%, 08/01/05                                  $1,000                      $  1,085
     Fairbanks, Municipal Utilities Revenue,
       Ser A, RB, AMBAC Insured
       Prerefunded @ 102 (A)
       6.100%, 01/01/05                                   1,000                         1,107
                                                                                     --------
                                                                                        2,192
                                                                                     --------
   ARIZONA -- 6.3%
     Mesa, Street & Highway Authority, RB,
       FSA Insured
       6.500%, 07/01/10                                     750                           887
     Phoenix, GO Prerefunded @ 101 (A)
       5.000%, 07/01/09                                   2,370                         2,660
     Tempe, Unified High School District,
       Election of 1998 Project, Ser B, GO,
       FGIC Insured
       5.125%, 07/01/07                                   1,000                         1,115
                                                                                     --------
                                                                                        4,662
                                                                                     --------
   CALIFORNIA -- 5.6%
     California State, Department of Water
       Resources, Central Valley Project,
       Water System, Ser Z, RB, FGIC Insured
       5.000%, 12/01/12                                     500                           550
     California State, Educational Facilities
       Authority, Loyola-Marymount University, RB,
       MBIA Insured Callable 10/01/11 @ 101
       4.500%, 10/01/12                                   1,000                         1,059
     California State, GO, FGIC Insured
       5.750%, 02/01/11                                   1,100                         1,257
     East Bay, Municipal Utility District, Water
       System Project, RB, MBIA Insured
       Callable 06/01/11 @ 100
       5.250%, 06/01/13                                     750                           820
     Los Angeles, Ser A, GO, MBIA Insured
       5.250%, 09/01/12                                     375                           420
                                                                                     --------
                                                                                        4,106
                                                                                     --------
   COLORADO -- 3.5%
     Denver City & County, Ser A, GO
       5.250%, 08/01/06                                   2,000                         2,223
     Regional Transportation District, Sales Tax,
       Ser B, RB, AMBAC Insured
       5.250%, 11/01/12                                     350                           393
                                                                                     --------
                                                                                        2,616
                                                                                     --------
---------------------------------------------------------------------------------------------
Description                                            Par (000)                  Value (000)
---------------------------------------------------------------------------------------------
---------------------------------------------------------------------------------------------
   MUNICIPAL BONDS -- (CONTINUED)
---------------------------------------------------------------------------------------------
   FLORIDA -- 2.7%
     Florida State, Board of Education, Public
       Education Capital Outlay, Ser A, GO
       5.000%, 06/01/08                                  $1,300                      $  1,446
     Jacksonville, Local Government, Sales Tax
       Revenue, RB, FGIC Insured
       5.500%, 10/01/13                                     500                           568
                                                                                     --------
                                                                                        2,014
                                                                                     --------
   HAWAII -- 6.2%
     Hawaii County, Ser A, GO, FGIC Insured
       Callable 07/15/11 @ 100
       5.500%, 07/15/13                                     635                           714
     Hawaii State, Ser CO, GO, FGIC Insured
       6.000%, 09/01/04                                   1,000                         1,072
     Hawaii State, Ser CS, GO, MBIA Insured
       5.000%, 04/01/08                                   1,000                         1,108
     Honolulu City & County, Ser A, GO,
       FSA Insured Callable 09/01/11 @ 100
       5.375%, 09/01/12                                   1,000                         1,116
     Kauai County, Ser A, GO, MBIA Insured
       Callable 08/01/11 @ 100
       5.625%, 08/01/13                                     500                           561
                                                                                     --------
                                                                                        4,571
                                                                                     --------
   ILLINOIS -- 8.1%
     Du Page & Will Counties, Community School
       District, Ser B, GO, FGIC Insured
       5.000%, 12/30/07                                   2,300                         2,570
     Metropolitan Pier & Exposition Authority,
       McCormick Place Expansion Project,
       Ser A, RB, AMBAC Insured
       6.000%, 12/15/05                                   3,000                         3,371
                                                                                     --------
                                                                                        5,941
                                                                                     --------
   MARYLAND -- 3.0%
     Montgomery County, Consolidated Public
       Improvement, Ser A, GO
       5.700%, 07/01/05                                   2,000                         2,197
                                                                                     --------
   MASSACHUSETTS -- 1.5%
     Massachusetts State, Consolidated Loan,
       Ser A, GO, AMBAC Insured
       Prerefunded @ 101 (A)
       5.000%, 03/01/07                                   1,000                         1,118
                                                                                     --------

The accompanying notes are an integral part of the financial statements.

                                      WWW.HIGHMARKFUNDS.COM                   53

[HIGHMARK FUNDS LOGO OMITTED]
[GRAPHIC OF MOUNTAIN RANGE OMITTED]

STATEMENT OF NET ASSETS
JANUARY 31, 2003 (UNAUDITED)

NATIONAL INTERMEDIATE TAX-FREE BOND FUND (CONTINUED)
---------------------------------------------------------------------------------------------
Description                                           Par (000)                   Value (000)
---------------------------------------------------------------------------------------------
---------------------------------------------------------------------------------------------
   MUNICIPAL BONDS -- (CONTINUED)
---------------------------------------------------------------------------------------------
   MICHIGAN -- 3.0%
     Huron Valley, School District, GO,
       FGIC Insured
       4.350%, 05/01/08                                  $1,000                      $  1,075
     Michigan State, GO
       Callable 12/01/05 @ 102
       5.125%, 12/01/06                                   1,000                         1,108
                                                                                     --------
                                                                                        2,183
                                                                                     --------
   MINNESOTA -- 4.4%
     Minneapolis, Ser A, GO
       5.000%, 12/01/05                                   1,000                         1,095
     Minneapolis, Ser B, GO
       5.000%, 09/01/05                                   1,000                         1,086
     Minneapolis, Ser B, GO
       Callable 09/01/05 @ 100
       5.050%, 09/01/06                                   1,000                         1,078
                                                                                     --------
                                                                                        3,259
                                                                                     --------
   MISSOURI -- 1.1%
     Kansas City, Streetlight Project, Ser B, GO
       Callable 02/01/07 @ 101
       6.000%, 02/01/08                                     750                           848
                                                                                     --------
   NEBRASKA -- 1.5%
     Omaha Public Power District, Electric
       Revenue, Ser D, RB
       5.000%, 02/01/07                                   1,000                         1,101
                                                                                     --------
   NEW JERSEY -- 1.5%
     New Jersey State, GO
       5.250%, 03/01/08                                   1,000                         1,119
                                                                                     --------
   NEW YORK -- 1.5%
     New York State Thruway Authority,
       Highway & Board, Ser B, RB, FGIC Insured
       5.000%, 04/01/08                                   1,000                         1,105
                                                                                     --------
   OREGON -- 10.3%
     Jackson County, Juvenile Services Center, GO,
       FSA Insured
       5.000%, 06/01/10                                   1,000                         1,104
     McMinnville, School District No 40, GO,
       FSA Insured
       5.000%, 06/15/11                                   1,620                         1,780
     Portland, Sewer Systems, Ser A,
       RB, FGIC Insured
       Callable 06/01/07 @ 100
       5.000%, 06/01/08                                   3,300                         3,622

---------------------------------------------------------------------------------------------
Description                                           Par (000)                   Value (000)
---------------------------------------------------------------------------------------------
---------------------------------------------------------------------------------------------
   MUNICIPAL BONDS -- (CONTINUED)
---------------------------------------------------------------------------------------------
   OREGON -- (CONTINUED)
     Washington, Multnomah & Yamill Counties,
       School District Authority, GO, MBIA Insured
       5.000%, 06/01/11                                  $1,000                      $  1,097
                                                                                     --------
                                                                                        7,603
                                                                                     --------
   PENNSYLVANIA -- 0.9%
     Pennsylvania State, First Ser, GO, MBIA Insured
       5.000%, 06/01/09                                     600                           667
                                                                                     --------
   TENNESSEE -- 1.5%
     Johnson City, Water & Sewer System, GO,
       FGIC Insured
       5.250%, 06/01/08                                   1,000                         1,120
                                                                                     --------
   TEXAS -- 4.2%
     Houston, Water & Sewer System Revenue,
       Ser A, RB, FSA Insured
       Callable 12/01/11 @ 100
       5.250%, 12/01/12                                     680                           749
     Texas State, University Systems, Revenue
       Financing System, RB, FSA Insured
       Callable 03/15/10 @ 100
       4.800%, 03/15/11                                   1,170                         1,246
     University of Texas, Revenue Financing
       System, Ser B, RB
       5.250%, 08/15/06                                   1,000                         1,109
                                                                                     --------
                                                                                        3,104
                                                                                     --------
   VIRGINIA -- 4.3%
     Fairfax County, Public Improvement Authority,
       Ser A, GO Callable 06/01/04 @ 102
       5.000%, 06/01/06                                   2,000                         2,123
     Virginia State, Transportation Authority,
       Ser A, GO Callable 07/01/03 @ 102
       5.000%, 07/01/05                                   1,000                         1,034
                                                                                     --------
                                                                                        3,157
                                                                                     --------
   WASHINGTON -- 18.2%
     King & Snohomish Counties, School
       District Authority, GO, FGIC Insured
       Callable 12/01/07 @ 100
       5.250%, 12/01/08                                   2,720                         3,023
     King County, Lease Revenue Authority,
       King Street Center Project, RB,
       MBIA Insured Callable 06/01/07 @ 101
       5.000%, 06/01/08                                   1,000                         1,097

        The accompanying notes are an integral part of the financial statements.

54                              1.800.433.6884

[GRAPHIC OF MOUNTAIN RANGE OMITTED]

STATEMENT OF NET ASSETS
JANUARY 31, 2003 (UNAUDITED)

NATIONAL INTERMEDIATE TAX-FREE BOND FUND (CONTINUED)
---------------------------------------------------------------------------------------------
Description                                           Par (000)                   Value (000)
---------------------------------------------------------------------------------------------
---------------------------------------------------------------------------------------------
   MUNICIPAL BONDS -- (CONTINUED)
---------------------------------------------------------------------------------------------
   WASHINGTON --  (CONTINUED)
     King County, School District No 408, GO,
       AMBAC Insured
       6.000%, 12/01/08                                  $1,000                      $  1,167
     King County, School District No 410, GO,
       FGIC Insured
       5.500%, 12/01/10                                   1,285                         1,410
     King County, School District No 415, GO,
       MBIA Insured
       4.650%, 12/01/06                                   1,000                         1,095
     Port of Seattle, Ser A, RB, FGIC Insured
       6.000%, 10/01/06                                   1,000                         1,138
     Seattle, Municipal Light & Power Revenue
       Authority, Ser B, RB, MBIA Insured
       Callable 06/01/08 @ 101
       4.750%, 06/01/09                                   1,000                         1,085
     Skagit County, School District No 103, GO,
       FGIC Insured
       6.250%, 12/01/06                                   1,000                         1,154
       6.250%, 12/01/07                                   1,000                         1,173
     Washington State, Ser 1995C, GO
       Callable 07/01/05 @ 100
       5.450%, 07/01/07                                   1,000                         1,075
                                                                                     --------
                                                                                       13,417
                                                                                     --------
   WISCONSIN -- 3.3%
     Milwaukee, Metropolitan Sewage District,
       Ser A, GO
       5.500%, 10/01/08                                   1,000                         1,140
     Wisconsin State, Ser 2, GO
       5.125%, 11/01/08                                   1,125                         1,260
                                                                                     --------
                                                                                        2,400
                                                                                     --------
     TOTAL MUNICIPAL BONDS
       (Cost $65,774)                                                                  70,500
                                                                                     --------
---------------------------------------------------------------------------------------------
Description                                              Shares                   Value (000)
---------------------------------------------------------------------------------------------
   REGULATED INVESTMENT COMPANY -- 3.3%
     BlackRock Provident California Tax Free
       Money Market                                   2,476,937                      $  2,477
                                                                                     --------
     TOTAL REGULATED INVESTMENT COMPANY
       (Cost $2,477)                                                                    2,477
                                                                                     --------
   TOTAL INVESTMENTS -- 98.9%
     (Cost $68,251)                                                                    72,977
                                                                                     --------

     INVESTMENT ADVISORY FEES PAYABLE -- (0.0)%                                            (2)
     ADMINISTRATIVE FEES PAYABLE -- (0.0)%                                                (11)
     OTHER ASSETS AND LIABILITIES -- 1.1%                                                 802
                                                                                     --------
   TOTAL OTHER ASSETS AND LIABILITIES, NET -- 1.1%                                        789
                                                                                     --------
---------------------------------------------------------------------------------------------
   NET ASSETS:
---------------------------------------------------------------------------------------------
     Paid-in-Capital of Fiduciary Shares
       (unlimited authorized -- no par value)
       based on 6,222,881 outstanding shares of
       beneficial interest                                                             68,464
     Paid-in-Capital of Class A Shares
       (unlimited authorized -- no par value)
       based on 44,999 outstanding shares of
       beneficial interest                                                                528
     Undistributed net investment income                                                   48
     Net unrealized appreciation on investments                                         4,726
                                                                                     --------
   TOTAL NET ASSETS -- 100.0%                                                         $73,766
                                                                                     ========
   NET ASSET VALUE, OFFERING AND REDEMPTION
     PRICE PER SHARE -- FIDUCIARY SHARES                                               $11.77
                                                                                     ========
   NET ASSET VALUE, OFFERING AND REDEMPTION
     PRICE PER SHARE -- CLASS A SHARES                                                 $11.77
                                                                                     ========
   MAXIMUM OFFERING PRICE PER SHARE -
     CLASS A SHARES ($11.77 / 97.75%)                                                  $12.04
                                                                                     ========
---------------------------------------------------------------------------------------------
(A) PREREFUNDED SECURITY -- THE MATURITY DATE SHOWN IS THE PREREFUNDED DATE.
AMBAC -- AMERICAN MUNICIPAL BOND ASSURANCE COMPANY
FGIC -- FINANCIAL GUARANTY INSURANCE CORPORATION
FSA -- FINANCIAL SECURITY ASSURANCE
GO -- GENERAL OBLIGATION
MBIA -- MUNICIPAL BOND INVESTORS ASSURANCE
RB -- REVENUE BOND
SER -- SERIES

The accompanying notes are an integral part of the financial statements.

                                    WWW.HIGHMARKFUNDS.COM                     55

[HIGHMARK FUNDS LOGO OMITTED]
[GRAPHIC OF MOUNTAIN RANGE OMITTED]

STATEMENT OF NET ASSETS
JANUARY 31, 2003 (UNAUDITED)

BOND FUND
---------------------------------------------------------------------------------------------
Description                                           Par (000)                   Value (000)
---------------------------------------------------------------------------------------------
---------------------------------------------------------------------------------------------
   CORPORATE OBLIGATIONS -- 50.6%
---------------------------------------------------------------------------------------------
   CONSUMER DISCRETION -- 7.0%
     General Motors, Ser 91-A2
       8.950%, 07/02/09                                 $ 2,405                      $  2,634
     Hertz
       7.000%, 01/15/28                                   1,000                           781
       6.625%, 05/15/08                                   8,600                         8,192
     Kmart (E)
       8.375%, 12/01/04                                  10,000                         1,700
     News America Holdings
       7.750%, 02/01/24                                   1,000                         1,055
     Sears Roebuck (A)
       7.000%, 06/15/07                                   6,500                         6,622
     Staples
       7.125%, 08/15/07                                   4,000                         4,380
     Time Warner
       7.480%, 01/15/08                                   7,100                         7,659
     Walt Disney, MTN
       5.620%, 12/01/08                                   6,500                         6,776
                                                                                     --------
                                                                                       39,799
                                                                                     --------
   CONSUMER STAPLES -- 0.8%
     Kellogg, Ser B
       6.600%, 04/01/11                                     500                           560
     Safeway
       7.500%, 09/15/09                                   2,425                         2,789
       7.450%, 09/15/27                                   1,000                         1,139
                                                                                     --------
                                                                                        4,488
                                                                                     --------
   ENERGY -- 1.4%
     Anadarko Petroleum
       7.000%, 10/15/06                                   1,500                         1,669
     Coastal
       9.625%, 05/15/12                                   2,000                         1,720
     ConocoPhillips
       7.125%, 03/15/28                                   3,000                         3,202
     Union Oil of California
       9.125%, 02/15/06                                   1,000                         1,170
                                                                                     --------
                                                                                        7,761
                                                                                     --------
   FINANCIALS -- 18.3%
     American Honda Finance (B) (C)
       1.389%, 07/09/03                                   5,000                         4,998
     Associates of N.A.
       6.000%, 04/15/03                                   8,000                         8,070
     Bank One
       6.000%, 08/01/08                                     500                           551
     Bear Stearns, MTN (B) (C)
       1.473%, 02/03/03                                  15,000                        15,000
     Chase Manhattan
       5.750%, 04/15/04                                   6,850                         7,141

---------------------------------------------------------------------------------------------
   CORPORATE OBLIGATIONS -- (CONTINUED)
---------------------------------------------------------------------------------------------
   FINANCIALS -- (CONTINUED)
     Citicorp
       6.750%, 08/15/05                                 $ 4,075                      $  4,498
     EOP Operating
       6.800%, 01/15/09                                   5,479                         5,958
     FleetBoston Financial
       7.125%, 04/15/06                                     500                           552
     GE Global Insurance
       7.750%, 06/15/30                                   5,000                         5,599
     HSBC Americas
       6.625%, 03/01/09                                   4,000                         4,490
     John Hancock Financial Services
       5.625%, 12/01/08                                   3,000                         3,234
     Mellon Bank N.A.
       7.000%, 03/15/06                                   1,500                         1,686
     Mercantile Bancorp
       7.050%, 06/15/04                                   4,000                         4,270
     Morgan Stanley
       6.750%, 04/15/11                                   5,500                         6,086
       6.125%, 10/01/03                                   4,300                         4,429
     Pemex Project
       9.125%, 10/13/10                                   5,000                         5,638
     Popular
       6.750%, 12/15/05                                   2,000                         2,200
     U.S. Bancorp
       6.875%, 09/15/07                                   7,500                         8,494
     Washington Mutual Bank (B) (C)
       1.420%, 01/16/04                                  10,000                        10,000
     Wells Fargo Capital I
       7.960%, 12/15/26                                   1,000                         1,136
                                                                                     --------
                                                                                      104,030
                                                                                     --------
   FOREIGN GOVERNMENTS -- 1.6%
     Hydro Quebec, Ser IO
       8.050%, 07/07/24                                   1,125                         1,462
     Korea Development Bank
       7.125%, 04/22/04                                   6,000                         6,353
     Province of Saskatchewan
       9.375%, 12/15/20                                   1,000                         1,451
                                                                                     --------
                                                                                        9,266
                                                                                     --------
   INDUSTRIALS -- 8.1%
     AMR
       10.000%, 04/15/21                                  1,500                           405
     Caterpillar Tractor
       6.000%, 05/01/07                                   4,360                         4,371
     Continental Airlines, Ser 98-1B
       6.748%, 03/15/17                                   2,945                         1,994
     General Electric
       5.000%, 02/01/13                                   3,000                         2,994

        The accompanying notes are an integral part of the financial statements.

56                              1.800.433.6884

[GRAPHIC OF MOUNTAIN RANGE OMITTED]

STATEMENT OF NET ASSETS
JANUARY 31, 2003 (UNAUDITED)

BOND FUND (CONTINUED)
---------------------------------------------------------------------------------------------
Description                                           Par (000)                   Value (000)
---------------------------------------------------------------------------------------------
---------------------------------------------------------------------------------------------
   CORPORATE OBLIGATIONS -- (CONTINUED)
---------------------------------------------------------------------------------------------
   INDUSTRIALS -- (CONTINUED)
     HCA
       7.875%, 02/01/11                                 $ 4,000                      $  4,410
       7.125%, 06/01/06                                     500                           534
     Lockheed Martin
       7.700%, 06/15/08                                   3,000                         3,491
     McDonnell Douglas
       6.875%, 11/01/06                                   4,000                         4,380
     Norfolk Southern
       7.050%, 05/01/37                                   1,000                         1,131
     Raytheon
       6.150%, 11/01/08                                   4,500                         4,821
     Tyco International (F)
       8.200%, 10/15/08                                   9,000                         8,955
     Waste Management
       7.000%, 10/15/06                                   7,800                         8,321
                                                                                     --------
                                                                                       45,807
                                                                                     --------
   INFORMATION TECHNOLOGY -- 0.9%
     International Business Machines
       6.500%, 01/15/28                                   5,000                         5,425
                                                                                     --------
   MATERIALS -- 1.1%
     Georgia-Pacific
       9.875%, 11/01/21                                   5,250                         4,699
     Potash
       7.125%, 06/15/07                                   1,500                         1,682
                                                                                     --------
                                                                                        6,381
                                                                                     --------
   TELECOMMUNICATION -- 4.1%
     Bell Atlantic of Maryland
       8.000%, 10/15/29                                   2,980                         3,542
     Continental Cablevision
       9.500%, 08/01/13                                   4,500                         5,119
     Motorola
       6.750%, 02/01/06                                   2,400                         2,514
     New England Telephone & Telegraph
       7.875%, 11/15/29                                   5,625                         6,722
     TCI Communications
       7.125%, 02/15/28                                     900                           862
       6.875%, 02/15/06                                   4,000                         4,215
     Worldcom (E)
       7.750%, 04/01/07                                     500                           109
                                                                                     --------
                                                                                       23,083
                                                                                     --------
   UTILITIES -- 7.3%
     Arkansas Electric Cooperative
       7.330%, 06/30/08                                   3,736                         4,114
     Baltimore Gas & Electric, MTN, Ser G
       5.780%, 10/01/08                                   4,000                         4,255

---------------------------------------------------------------------------------------------
Description                                           Par (000)                   Value (000)
---------------------------------------------------------------------------------------------
---------------------------------------------------------------------------------------------
   CORPORATE OBLIGATIONS -- (CONTINUED)
---------------------------------------------------------------------------------------------
   UTILITIES -- (CONTINUED)
     Cleveland Electric, Ser B
       7.670%, 07/01/04                                 $ 6,900                      $  7,297
     Consolidated Edison of New York, Ser G
       7.000%, 03/01/29                                   1,250                         1,331
     Kinder Morgan
       7.250%, 03/01/28                                   5,600                         5,761
     Oklahoma Gas & Electric
       6.650%, 07/15/27                                   2,500                         2,735
     Old Dominion Electric, Ser 93-A
       7.480%, 12/01/13                                   5,550                         5,950
     Sierra Pacific Resources, Ser B
       6.200%, 04/15/04                                  10,250                         9,840
                                                                                     --------
                                                                                       41,283
                                                                                     --------
     TOTAL CORPORATE OBLIGATIONS
       (Cost $284,699)                                                                287,323
                                                                                     --------
---------------------------------------------------------------------------------------------
   U.S. GOVERNMENT AGENCY MORTGAGE-BACKED OBLIGATIONS -- 34.0%
---------------------------------------------------------------------------------------------
     FHLMC
       6.500%, 11/01/09                                   6,490                         6,909
       6.000%, 10/01/09                                   7,999                         8,443
       6.000%, 06/01/13                                   8,979                         9,434
       6.000%, 09/01/13                                   8,291                         8,709
       5.500%, 03/01/17                                   4,360                         4,515
     FHLMC CMO REMIC, Ser 1666, Cl J
       6.250%, 01/15/24                                   2,000                         2,139
     FNMA
       8.500%, 05/01/25                                     163                           177
       8.000%, 08/01/24                                      18                            20
       8.000%, 09/01/24                                       7                             8
       8.000%, 07/01/26                                     216                           236
       8.000%, 06/01/30                                     256                           277
       7.500%, 12/01/26                                   2,260                         2,419
       7.000%, 02/01/09                                   3,616                         3,866
       7.000%, 12/01/10                                   8,030                         8,596
       7.000%, 05/01/30                                   1,140                         1,201
       6.500%, 12/01/07                                     569                           603
       6.500%, 04/01/14                                   4,940                         5,239
       6.500%, 03/01/24                                     542                           569
       6.500%, 01/01/26                                     570                           597
       6.500%, 05/01/26                                     480                           502
       6.500%, 01/01/28                                     353                           368
       6.500%, 02/01/28                                     301                           314
       6.500%, 03/01/28                                     455                           475
       6.500%, 04/01/28                                   2,142                         2,235
       6.500%, 01/01/29                                   6,515                         6,798
       6.500%, 06/01/29                                   9,287                         9,681
       6.500%, 07/01/29                                   4,218                         4,397
       6.500%, 08/01/29                                   2,456                         2,560

The accompanying notes are an integral part of the financial statements.


                                      WWW.HIGHMARKFUNDS.COM                   57

[HIGHMARK FUNDS LOGO OMITTED]
[GRAPHIC OF MOUNTAIN RANGE OMITTED]

STATEMENT OF NET ASSETS
JANUARY 31, 2003 (UNAUDITED)

BOND FUND (CONTINUED)
---------------------------------------------------------------------------------------------
Description                                           Par (000)                   Value (000)
---------------------------------------------------------------------------------------------
---------------------------------------------------------------------------------------------
   U.S. GOVERNMENT AGENCY MORTGAGE-BACKED OBLIGATIONS --
   (CONTINUED)
---------------------------------------------------------------------------------------------
     FNMA --  (continued)
       6.500%, 05/01/30                                 $ 6,295                      $  6,563
       6.000%, 05/01/09                                     269                           284
       6.000%, 09/01/10                                     537                           567
       6.000%, 05/01/11                                     699                           738
       6.000%, 01/01/12                                     553                           583
       6.000%, 03/01/13                                   1,250                         1,316
       6.000%, 10/01/16                                   7,082                         7,411
       6.000%, 12/01/27                                     810                           843
       6.000%, 07/01/28                                   4,846                         5,031
       6.000%, 08/01/28                                     634                           658
       6.000%, 10/01/28                                   2,673                         2,775
       6.000%, 12/01/28                                  17,472                        18,138
       5.500%, 01/01/17                                   2,669                         2,765
       5.500%, 02/01/17                                   1,809                         1,874
       5.000%, 01/01/09                                   4,507                         4,650
       5.000%, 09/01/17                                   4,872                         4,979
       5.000%, 11/01/17                                   9,811                        10,026
       5.000%, 12/01/17                                   4,944                         5,052
     FNMA CMO REMIC, Ser 1993-140, Cl H
       6.500%, 03/25/13                                   1,500                         1,585
     GNMA
       8.000%, 04/15/17                                     109                           120
       8.000%, 05/15/17                                      42                            46
       8.000%, 11/15/26                                   2,480                         2,700
       8.000%, 12/15/26                                     619                           674
       7.500%, 05/15/23                                     657                           709
       7.500%, 01/15/24                                     365                           391
       7.500%, 02/15/24                                     292                           314
       7.500%, 09/15/25                                     105                           113
       7.500%, 02/15/27                                     165                           177
       7.500%, 06/15/27                                     110                           118
       7.500%, 07/15/27                                     451                           484
       7.500%, 08/15/27                                     314                           336
       7.000%, 01/15/24                                     193                           206
       7.000%, 04/15/24                                     366                           391
       6.500%, 06/15/23                                     891                           942
       6.500%, 12/15/23                                     458                           484
       6.500%, 01/15/24                                     179                           189
       6.500%, 02/15/24                                     443                           468
       6.500%, 10/15/25                                     428                           452
       6.500%, 04/15/26                                     764                           805
       6.500%, 01/15/29                                   2,928                         3,078
       6.500%, 05/15/29                                   7,495                         7,879
       6.500%, 06/15/29                                     323                           340
       6.500%, 11/15/29                                     389                           409
       6.000%, 07/15/28                                   1,071                         1,117
       6.000%, 08/15/28                                     662                           690
       6.000%, 09/15/28                                   2,536                         2,645
                                                                                     --------
     TOTAL U.S. GOVERNMENT AGENCY MORTGAGE-
       BACKED OBLIGATIONS
       (Cost $185,344)                                                                193,402
                                                                                     --------
---------------------------------------------------------------------------------------------
Description                                           Par (000)                   Value (000)
---------------------------------------------------------------------------------------------
---------------------------------------------------------------------------------------------
   U.S. TREASURY OBLIGATIONS -- 10.5%
---------------------------------------------------------------------------------------------
     U.S. Treasury Bonds (A)
     10.375%, 11/15/12                                  $ 3,000                      $  3,967
       8.750%, 08/15/20                                   4,935                         7,228
       8.125%, 08/15/19                                  12,500                        17,271
       7.250%, 05/15/16                                  16,100                        20,427
       7.125%, 02/15/23                                   4,000                         5,109
     U.S. Treasury Inflation Index Note (A)
       3.000%, 07/15/12                                   5,042                         5,405
                                                                                     --------
     TOTAL U.S. TREASURY OBLIGATIONS
       (Cost $50,631)                                                                  59,407
                                                                                     --------
---------------------------------------------------------------------------------------------
   U.S. GOVERNMENT AGENCY OBLIGATIONS -- 3.5%
---------------------------------------------------------------------------------------------
     FNMA (A)
       7.125%, 02/15/05                                   9,650                        10,654
       6.375%, 06/15/09                                   8,000                         9,161
                                                                                     --------
     TOTAL U.S. GOVERNMENT AGENCY OBLIGATIONS
       (Cost $17,368)                                                                  19,815
                                                                                     --------
---------------------------------------------------------------------------------------------
   ASSET-BACKED SECURITIES -- 4.9%
---------------------------------------------------------------------------------------------
     American Express Master Trust,
       Ser 1998-1, Cl A
       5.900%, 04/15/04                                   4,000                         4,052
     Citibank Credit Card Issuance Trust,
       Ser 2001-A8, Cl A8
       4.100%, 12/07/06                                   5,800                         6,023
     Citibank Credit Card Master Trust,
       Ser 1998-3, Cl A
       5.800%, 02/07/05                                   5,400                         5,400
     EQCC Home Equity Loan Trust,
       Ser 1996-3, Cl A6
       7.400%, 12/15/19                                   2,343                         2,391
     Green Tree Financial, Ser 1995-9, Cl A5
       6.800%, 12/15/25                                     770                           776
     MBNA Master Credit Card Trust,
       Ser 2000-L, Cl A
       6.500%, 04/15/10                                   7,000                         7,826
     Prudential Home Mortgage Securities,
       Ser 1996-1, Cl B1
       7.000%, 02/25/26                                     599                           604
     Residential Funding Mortgage Securities,
       Ser 1992-S36, Cl A4
       6.750%, 11/25/07                                     980                           978
                                                                                     --------
     TOTAL ASSET-BACKED SECURITIES
       (Cost $27,074)                                                                  28,050
                                                                                     --------
        The accompanying notes are an integral part of the financial statements.

58                              1.800.433.6884

[GRAPHIC OF MOUNTAIN RANGE OMITTED]

STATEMENT OF NET ASSETS
JANUARY 31, 2003 (UNAUDITED)

BOND FUND (CONCLUDED)
---------------------------------------------------------------------------------------------
Description                                           Par (000)                   Value (000)
---------------------------------------------------------------------------------------------
---------------------------------------------------------------------------------------------
   COMMERCIAL PAPER -- 4.9%
---------------------------------------------------------------------------------------------
     Four Winds Funding (B)
       1.450%, 02/03/03                                 $28,000                      $ 27,997
                                                                                     --------
     TOTAL COMMERCIAL PAPER
       (Cost $27,997)                                                                  27,997
                                                                                     --------
---------------------------------------------------------------------------------------------
   REPURCHASE AGREEMENTS -- 5.7%
---------------------------------------------------------------------------------------------
     Bank of America
       1.380%, dated 01/31/03, matures
       02/03/03, repurchase price $18,718,335
       (collateralized by a mortgage obligation,
       par value $23,102,196, 0.286%, 09/25/32,
       total market value $19,090,507) (B)               18,716                        18,716
     Deutsche Bank Securities, Inc.
       1.230%, dated 01/31/03, matures
       02/03/03, repurchase price $4,317,122
       (collateralized by a U.S. Treasury Note,
       par value $4,290,000, 5.500%, 02/28/03,
       total market value $4,403,800)                     4,317                         4,317
     Lehman Brothers, Inc.
       1.373%, dated 01/31/03, matures
       02/03/03, repurchase price $9,381,073
       (collateralized by variuos mortgage
       obligations, par value $10,470,000,
       5.569%-6.250%, 04/26/32-06/25/32,
       total market value $9,567,600) (B)                 9,380                         9,380
                                                                                     --------
     TOTAL REPURCHASE AGREEMENTS
       (Cost $32,413)                                                                  32,413
                                                                                     --------
   TOTAL INVESTMENTS -- 114.1%
     (Cost $625,526)                                                                  648,407
                                                                                     --------

     PAYABLE UPON RETURN OF SECURITIES LOANED -- (15.2)%                              (86,091)
     INVESTMENT ADVISORY FEES PAYABLE -- (0.0)%                                          (241)
     ADMINISTRATIVE FEES PAYABLE -- (0.0)%                                                (87)
     OTHER ASSETS AND LIABILITIES -- 1.1%                                               6,509
                                                                                     --------
   OTHER ASSETS AND LIABILITIES, NET -- (14.1)%                                       (79,910)
                                                                                     --------

---------------------------------------------------------------------------------------------
Description                                                                       Value (000)
---------------------------------------------------------------------------------------------
   NET ASSETS:
     Paid-in-Capital of Fiduciary Shares
       (unlimited authorized -- no par value)
       based on 45,712,693 outstanding shares of
       beneficial interest                                                           $486,606
     Paid-in-Capital of Class A Shares
      (unlimited authorized -- no par value)
       based on 5,296,146 outstanding shares of
       beneficial interest                                                             56,800
     Paid-in-Capital of Class B Shares
      (unlimited authorized -- no par value)
       based on 928,275 outstanding shares of
       beneficial interest                                                              9,933
     Undistributed net investment income                                                  365
     Accumulated net realized loss on investments                                      (8,088)
     Net unrealized appreciation on investments                                        22,881
                                                                                     --------
   TOTAL NET ASSETS -- 100.0%                                                        $568,497
                                                                                     ========
   NET ASSET VALUE, OFFERING AND REDEMPTION
     PRICE PER SHARE -- FIDUCIARY SHARES                                               $10.96
                                                                                     ========
   NET ASSET VALUE AND REDEMPTION
     PRICE PER SHARE -- CLASS A SHARES                                                 $10.85
                                                                                     ========
   MAXIMUM OFFERING PRICE PER SHARE --
     CLASS A SHARES ($10.85 / 96.75%)                                                  $11.21
                                                                                     ========
   NET ASSET VALUE, OFFERING AND REDEMPTION
     PRICE PER SHARE -- CLASS B SHARES (D)                                             $10.81
                                                                                     ========

---------------------------------------------------------------------------------------------
(A)  THIS SECURITY OR A PARTIAL POSITION OF THIS SECURITY IS ON LOAN AT JANUARY
     31, 2003 (SEE NOTE 6). THE TOTAL VALUE OF SECURITIES ON LOAN AT JANUARY 31,
     2003 WAS $84,517,857.
(B)  THIS SECURITY WAS PURCHASED WITH CASH COLLATERAL HELD FROM SECURITIES
     LENDING.
(C)  FLOATING RATE SECURITY.
(D)  CLASS B HAS A CONTINGENT DEFERRED SALES CHARGE. FOR A DESCRIPTION OF
     POSSIBLE REDEMPTION CHARGES, SEE THE NOTES TO THE FINANCIAL STATEMENTS.
(E)  SECURITY IN DEFAULT OF INTEREST PAYMENTS.
(F)  COUPON RATE INCREASES IN INCREMENTS TO MATURITY. RATE DISCLOSED IS AS OF
     JANUARY 31, 2003.
CL -- CLASS
CMO -- COLLATERALIZED MORTGAGE OBLIGATION
FHLMC -- FEDERAL HOME LOAN MORTGAGE CORPORATION
FNMA -- FEDERAL NATIONAL MORTGAGE ASSOCIATION
GNMA -- GOVERNMENT NATIONAL MORTGAGE ASSOCIATION
MTN -- MEDIUM TERM NOTE
N.A. -- NORTH AMERICA
REMIC -- REAL ESTATE MORTGAGE INVESTMENT CONDUIT
SER -- SERIES

The accompanying notes are an integral part of the financial statements.

                                   WWW.HIGHMARKFUNDS.COM                      59

[HIGHMARK FUNDS LOGO OMITTED]
[GRAPHIC OF MOUNTAIN RANGE OMITTED]

STATEMENT OF NET ASSETS
JANUARY 31, 2003 (UNAUDITED)

100% U.S. TREASURY MONEY MARKET FUND
---------------------------------------------------------------------------------------------
Description                                           Par (000)                   Value (000)
---------------------------------------------------------------------------------------------
---------------------------------------------------------------------------------------------
U.S. TREASURY BILLS* -- 100.1%
---------------------------------------------------------------------------------------------
     U.S. Treasury Bills
       1.661%, 02/06/03                                $ 70,559                    $   70,543
       1.220%, 02/13/03                                  26,849                        26,838
       1.420%, 02/20/03                                 111,767                       111,685
       1.178%, 02/27/03                                  45,199                        45,161
       1.215%, 03/06/03                                 101,107                       100,996
       1.168%, 03/13/03                                  43,064                        43,009
       1.340%, 03/20/03                                 191,960                       191,630
       1.207%, 03/27/03                                 150,000                       149,733
       1.645%, 04/10/03                                  50,000                        49,848
       1.411%, 04/24/03                                 109,003                       108,660
       1.191%, 05/08/03                                  12,287                        12,249
       1.280%, 05/29/03                                 100,000                        99,592
       1.316%, 06/05/03                                  50,000                        49,778
       1.286%, 06/19/03                                  50,000                        49,759
                                                                                   ----------
   TOTAL INVESTMENTS -- 100.1%
     (Cost $1,109,481)                                                              1,109,481
                                                                                   ----------

     INVESTMENT ADVISORY FEES PAYABLE -- (0.0)%                                          (297)
     ADMINISTRATIVE FEES PAYABLE -- (0.0)%                                               (178)
     OTHER ASSETS AND LIABILITIES -- (0.1)%                                              (753)
                                                                                   ----------
   OTHER ASSETS AND LIABILITIES, NET -- (0.1)%                                         (1,228)
                                                                                   ----------
---------------------------------------------------------------------------------------------
Description                                                                       Value (000)
---------------------------------------------------------------------------------------------
---------------------------------------------------------------------------------------------
   NET ASSETS:
---------------------------------------------------------------------------------------------
    Paid-in-Capital of Fiduciary Shares
       (unlimited authorized -- no par value)
       based on 372,177,756 outstanding shares of
       beneficial interest                                                      $     372,178
     Paid-in-Capital of Class A Shares
       (unlimited authorized -- no par value)
       based on 208,084,340 outstanding shares of
       beneficial interest                                                            208,084
     Paid-in-Capital of Class S Shares
       (unlimited authorized -- no par value)
       based on 527,885,654 outstanding shares of
       beneficial interest                                                            527,885
     Undistributed net investment income                                                  314
     Accumulated net realized loss on investments                                        (208)
                                                                                   ----------
   TOTAL NET ASSETS -- 100.0%                                                      $1,108,253
                                                                                   ==========
   NET ASSET VALUE, OFFERING AND REDEMPTION
     PRICE PER SHARE -- FIDUCIARY SHARES                                                $1.00
                                                                                   ==========
   NET ASSET VALUE, OFFERING AND REDEMPTION
     PRICE PER SHARE -- CLASS A SHARES                                                  $1.00
                                                                                   ==========
   NET ASSET VALUE, OFFERING AND REDEMPTION
     PRICE PER SHARE -- CLASS S SHARES                                                  $1.00
                                                                                   ==========

---------------------------------------------------------------------------------------------
* REPRESENTS THE YIELD TO MATURITY AT DATE OF PURCHASE




        The accompanying notes are an integral part of the financial statements.

60                              1.800.433.6884

[GRAPHIC OF MOUNTAIN RANGE OMITTED]

STATEMENT OF NET ASSETS
JANUARY 31, 2003 (UNAUDITED)

U.S GOVERNMENT MONEY MARKET FUND
---------------------------------------------------------------------------------------------
Description                                           Par (000)                   Value (000)
---------------------------------------------------------------------------------------------
---------------------------------------------------------------------------------------------
COMMERCIAL PAPER -- DISCOUNTED* -- 6.1%
---------------------------------------------------------------------------------------------
   EDUCATION -- 6.1%
     Nebhelp Inc., LOC SLMA
       1.252%, 03/05/03                                 $35,000                      $ 34,961
                                                                                     --------
     TOTAL COMMERCIAL PAPER -- DISCOUNTED*
       (Cost $34,961)                                                                  34,961
                                                                                     --------
---------------------------------------------------------------------------------------------
   U.S. GOVERNMENT AGENCY OBLIGATIONS -- DISCOUNTED* -- 32.2%
---------------------------------------------------------------------------------------------
     FHLB
       1.238%, 02/07/03                                  45,000                        44,991
     FHLMC
       1.248%, 03/20/03                                  18,000                        17,971
       1.254%, 04/10/03                                  45,000                        44,894
     FNMA
       1.293%, 02/14/03                                  20,000                        19,990
       1.289%, 02/26/03                                  30,000                        29,973
       1.864%, 07/25/03                                  25,000                        24,779
                                                                                     --------
     TOTAL U.S. GOVERNMENT AGENCY
       OBLIGATIONS -- DISCOUNTED*
       (Cost $182,598)                                                                182,598
                                                                                     --------
---------------------------------------------------------------------------------------------
   U.S. GOVERNMENT AGENCY OBLIGATIONS -- 45.8%
---------------------------------------------------------------------------------------------
     FFCB
       1.500%, 12/23/03                                  20,000                        20,033
     FFCB (A)
       1.269%, 07/16/04                                  25,000                        25,000
     FHLB (A)
       1.299%, 02/05/03                                  25,000                        25,000
       1.280%, 03/12/03                                  25,000                        24,998
       1.248%, 03/14/03                                  20,000                        19,999
       1.220%, 03/24/03                                  25,000                        24,998
     FHLB (B)
       1.580%, 02/13/03                                  25,000                        25,000
       1.900%, 04/21/03                                  10,000                        10,000
     FNMA
       5.000%, 02/14/03                                  15,000                        15,014
     FNMA (A)
       1.236%, 06/09/03                                  10,000                         9,999
       1.229%, 01/20/04                                  25,000                        24,990
     SLMA (A)
       1.379%, 04/01/04                                  35,000                        34,998
                                                                                     --------
     TOTAL U.S. GOVERNMENT AGENCY OBLIGATIONS
       (Cost $260,029)                                                                260,029
                                                                                     --------
---------------------------------------------------------------------------------------------
Description                                           Par (000)                   Value (000)
---------------------------------------------------------------------------------------------
---------------------------------------------------------------------------------------------
   REPURCHASE AGREEMENTS -- 15.9%
---------------------------------------------------------------------------------------------
     ABM AMRO Bank, N.V., New York Branch
       1.290%, dated 01/31/03, matures
       02/03/03, repurchase price $79,814,338
       (collateralized by a U.S. Government
       Obligation, par value $81,647,000,
       0.000%, 05/01/03, total market
       value $81,402,059)                               $79,806                      $ 79,806
     Deutsche Bank Securities, Inc.
       1.290%, dated 01/31/03, matures
       02/03/03, repurchase price $10,178,062
       (collateralized by a U.S. Government
       Obligation, par value $10,242,000,
       2.950%, 08/27/04, total market
       value $10,380,876)                                10,177                        10,177
                                                                                     --------
     TOTAL REPURCHASE AGREEMENTS
       (Cost $89,983)                                                                  89,983
                                                                                     --------
   TOTAL INVESTMENTS -- 100.0%
     (Cost $567,571)                                                                  567,571
                                                                                     --------

     INVESTMENT ADVISORY FEES PAYABLE -- (0.0)%                                          (147)
     ADMINISTRATIVE FEES PAYABLE -- (0.0)%                                                (89)
     OTHER ASSETS AND LIABILITIES -- 0.0%                                                 455
                                                                                     --------
   OTHER ASSETS AND LIABILITIES, NET -- 0.0%                                              219
                                                                                     --------




The accompanying notes are an integral part of the financial statements.

                                    WWW.HIGHMARKFUNDS.COM                     61


[HIGHMARK FUNDS LOGO OMITTED]
[GRAPHIC OF MOUNTAIN RANGE OMITTED]

STATEMENT OF NET ASSETS
JANUARY 31, 2003 (UNAUDITED)

U.S. GOVERNMENT MONEY MARKET FUND (CONTINUED)
---------------------------------------------------------------------------------------------
Description                                                                       Value (000)
---------------------------------------------------------------------------------------------
---------------------------------------------------------------------------------------------
   NET ASSETS:
---------------------------------------------------------------------------------------------
     Paid-in-Capital of Fiduciary Shares
       (unlimited authorized -- no par value)
       based on 425,653,382 outstanding shares of
       beneficial interest                                                           $425,654
     Paid-in-Capital of Class A Shares
       (unlimited authorized -- no par value)
       based on 50,487,668 outstanding shares of
       beneficial interest                                                             50,487
     Paid-in-Capital of Class B Shares
       (unlimited authorized -- no par value)
       based on 2,463,974 outstanding shares of
       beneficial interest                                                              2,464
     Paid-in-Capital of Class S Shares
       (unlimited authorized -- no par value)
       based on 89,219,746 outstanding shares of
       beneficial interest                                                             89,220
     Accumulated net realized loss on investments                                         (35)
                                                                                     --------
   TOTAL NET ASSETS -- 100.0%                                                        $567,790
                                                                                     ========
   NET ASSET VALUE, OFFERING AND REDEMPTION
     PRICE PER SHARE -- FIDUCIARY SHARES                                                $1.00
                                                                                     ========
   NET ASSET VALUE, OFFERING AND REDEMPTION
     PRICE PER SHARE -- CLASS A SHARES                                                  $1.00
                                                                                     ========
   NET ASSET VALUE, OFFERING AND REDEMPTION
     PRICE PER SHARE -- CLASS B SHARES (C)                                              $1.00
                                                                                     ========
   NET ASSET VALUE, OFFERING AND REDEMPTION
     PRICE PER SHARE -- CLASS S SHARES                                                  $1.00
                                                                                     ========

---------------------------------------------------------------------------------------------
* REPRESENTS THE YIELD TO MATURITY AT DATE OF PURCHASE
(A)  ADJUSTABLE RATE SECURITY -- THE RATE REFLECTED ON THE STATEMENT OF NET
     ASSETS IS THE RATE IN EFFECT ON JANUARY 31, 2003.
(B)  CALLABLE SECURITY -- THE MATURITY DATE REFLECTS THE NEXT DATE ON WHICH THE
     ISSUER CAN CALL THE SECURITY.
(C)  CLASS B HAS A CONTINGENT DEFERRED SALES CHARGE. FOR A DESCRIPTION OF
     POSSIBLE REDEMPTION CHARGES, SEE THE NOTES TO THE FINANCIAL STATEMENTS.
FFCB -- FEDERAL FARM CREDIT BANK
FHLB -- FEDERAL HOME LOAN BANK
FHLMC -- FEDERAL HOME LOAN MORTGAGE CORPORATION
FNMA -- FEDERAL NATIONAL MORTGAGE ASSOCIATION
LOC -- LETTER OF CREDIT
SLMA -- STUDENT LOAN MARKETING ASSOCIATION

        The accompanying notes are an integral part of the financial statements.

62                      1.800.433.6884


[GRAPHIC OF MOUNTAIN RANGE OMITTED]

STATEMENT OF NET ASSETS
JANUARY 31, 2003 (UNAUDITED)

DIVERSIFIED MONEY MARKET FUND
---------------------------------------------------------------------------------------------
Description                                           Par (000)                   Value (000)
---------------------------------------------------------------------------------------------
---------------------------------------------------------------------------------------------
   CERTIFICATES OF DEPOSIT -- DOMESTIC -- 5.0%
---------------------------------------------------------------------------------------------
     Comerica Bank (A)
       1.350%, 01/27/04                                $ 50,000                      $ 50,000
     National Bank of Commerce, TN (A)
       1.389%, 01/12/04                                  76,000                        75,997
     Wilmington Trust Company
       1.345%, 03/17/03                                  50,000                        50,000
       3.650%, 10/17/03                                  20,000                        20,306
                                                                                     --------
     TOTAL CERTIFICATES OF DEPOSIT -- DOMESTIC
       (Cost $196,303)                                                                196,303
                                                                                     --------
---------------------------------------------------------------------------------------------
   CERTIFICATES OF DEPOSIT -- YANKEE -- 11.0%
---------------------------------------------------------------------------------------------
     Canadian Imperial Bank of Commerce
       (New York)
       1.330%, 07/09/03                                  50,000                        50,000
     Credit Lyonnais S.A. (New York)
       1.360%, 02/19/03                                  50,000                        50,000
       1.375%, 03/10/03                                  50,000                        50,001
     Deutsche Bank A.G. (New York)
       1.320%, 02/05/03                                  50,000                        50,000
     Natexis Banques Populaires (New York)
       1.540%, 02/06/03                                  31,000                        31,001
       1.350%, 02/24/03                                  50,000                        50,000
       1.340%, 03/17/03                                  50,000                        50,000
       1.800%, 04/22/03                                  50,000                        50,000
     Toronto Dominion Bank (New York)
       1.510%, 11/12/03                                  50,000                        50,000
                                                                                     --------
     TOTAL CERTIFICATES OF DEPOSIT -- YANKEE
       (Cost $431,002)                                                                431,002
                                                                                     --------
---------------------------------------------------------------------------------------------
   BANK NOTES -- 7.1%
---------------------------------------------------------------------------------------------
     American Express Centurion Bank (A)
       1.340%, 04/24/03                                  50,000                        49,998
       1.375%, 07/11/03                                 100,000                       100,000
     Fleet National Bank (A)
       1.560%, 03/06/03                                  25,000                        25,003
     Keybank N.A. (A)
       1.330%, 04/22/03                                  50,000                        49,997
       1.350%, 11/18/03                                  50,000                        49,994
                                                                                     --------
     TOTAL BANK NOTES
       (Cost $274,992)                                                                274,992
                                                                                     --------
---------------------------------------------------------------------------------------------
   COMMERCIAL PAPER -- DISCOUNTED* -- 47.6%
---------------------------------------------------------------------------------------------
   ASSET-BACKED SECURITY -- AUTOMOTIVE -- 5.1%
     Giro Balanced Funding Corp. (B)
       1.280%, 02/12/03                                  22,798                        22,789
       1.810%, 02/20/03                                  75,000                        74,928
       1.280%, 03/20/03                                  36,642                        36,581
       1.410%, 05/15/03                                  64,953                        64,693
                                                                                     --------
                                                                                      198,991
                                                                                     --------
---------------------------------------------------------------------------------------------
Description                                           Par (000)                   Value (000)
---------------------------------------------------------------------------------------------
---------------------------------------------------------------------------------------------
   COMMERCIAL PAPER -- DISCOUNTED* -- (CONTINUED)
---------------------------------------------------------------------------------------------
   ASSET-BACKED SECURITY -- DIVERSIFIED FINANCIAL ASSETS -- 20.7%
     Amstel Funding Corp. (B)
       1.810%, 02/18/03                                $ 50,000                      $ 49,957
       1.790%, 03/19/03                                  40,000                        39,910
       1.400%, 06/10/03                                  58,705                        58,413
     Bavaria Universal Funding (B)
       1.840%, 02/04/03                                  15,083                        15,081
     Concord Minutemen Capital Co. LLC (B)
       1.300%, 03/20/03                                  80,000                        79,864
     Conduit Asset Backed Securities (B)
       1.460%, 02/03/03                                  86,876                        86,869
       1.490%, 02/07/03                                  65,900                        65,884
       1.420%, 02/18/03                                  21,093                        21,079
       1.500%, 02/21/03                                  30,000                        29,975
     Crown Point Capital Co. LLC, Ser A (B)
       1.300%, 04/03/03                                  50,000                        49,890
       1.330%, 04/11/03                                  50,180                        50,052
       1.300%, 04/21/03                                  50,164                        50,021
     Holdenby Capital Co. LLC (B)
       1.330%, 02/14/03                                  25,030                        25,018
       1.400%, 02/20/03                                  27,200                        27,180
       1.320%, 04/22/03                                  40,450                        40,331
       1.310%, 04/22/03                                  22,365                        22,300
       1.300%, 04/23/03                                  48,849                        48,706
     Ivory Funding Corp. (B)
       1.290%, 04/01/03                                  48,970                        48,866
                                                                                     --------
                                                                                      809,396
                                                                                     --------
   ASSET-BACKED SECURITY -- GOVERNMENT -- 1.9%
     Govco Inc. (B)
       1.340%, 03/10/03                                  75,000                        74,897
                                                                                     --------
   ASSET-BACKED SECURITY -- TRADE RECEIVABLES -- 8.2%
     Apreco Inc. (B)
       1.300%, 02/28/03                                  50,000                        49,951
     Clipper Receivables Corp. (B)
       1.340%, 02/03/03                                  75,000                        74,994
     Falcon Asset Securitization Corp. (B)
       1.270%, 02/25/03                                  69,925                        69,866
     Jupiter Securitization Corp. (B)
       1.270%, 02/26/03                                  75,000                        74,934
     Variable Funding Capital Corp. (B)
       1.270%, 02/05/03                                  50,000                        49,993
                                                                                     --------
                                                                                      319,738
                                                                                     --------
   BANKING -- 11.7%
     Bavaria TRR Corp., Guarantee Bayerische
       Hypo-Und Vereinsbank AG (B)
       1.400%, 02/03/03                                  40,000                        39,997
       1.380%, 02/21/03                                  50,000                        49,962

The accompanying notes are an integral part of the financial statements.


                                         WWW.HIGHMARKFUNDS.COM                63


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[GRAPHIC OF MOUNTAIN RANGE OMITTED]

STATEMENT OF NET ASSETS
JANUARY 31, 2003 (UNAUDITED)

DIVERSIFIED MONEY MARKET FUND (CONTINUED)
---------------------------------------------------------------------------------------------
Description                                           Par (000)                   Value (000)
---------------------------------------------------------------------------------------------
---------------------------------------------------------------------------------------------
   COMMERCIAL PAPER -- DISCOUNTED* -- (CONTINUED)
---------------------------------------------------------------------------------------------
   BANKING -- (CONTINUED)
     Forrestal Funding Trust Notes, Ser 2000-A,
       Guarantee Bank of America (B)
       1.270%, 02/25/03                                $ 75,000                    $   74,936
     Independence Funding LLC, Guarantee
       Bank of America (B)
       1.350%, 02/10/03                                  88,059                        88,029
       1.330%, 04/29/03                                  29,641                        29,546
     PB Finance (Delaware) Inc.
       1.810%, 02/11/03                                  75,000                        74,963
       1.320%, 04/02/03                                  50,000                        49,890
     Steamboat Funding Corp., Guarantee
       National Westminister Bank plc (B)
       1.300%, 03/20/03                                  50,000                        49,919
                                                                                   ----------
                                                                                      457,242
                                                                                   ----------
     TOTAL COMMERCIAL PAPER -- DISCOUNTED*
       (Cost $1,860,264)                                                            1,860,264
                                                                                   ----------
---------------------------------------------------------------------------------------------
   COMMERCIAL PAPER -- INTEREST BEARING -- 7.1%
---------------------------------------------------------------------------------------------
   BROKERAGE -- 7.1%
     Goldman Sachs Group, Inc. (A) (B)
       1.420%, 04/15/03                                  25,000                        25,000
       1.410%, 04/15/03                                  75,000                        75,000
       1.440%, 07/08/03                                  50,000                        50,000
       1.440%, 12/11/03                                  50,000                        50,000
     Morgan Stanley Dean Witter (A)
       1.390%, 02/20/03                                  75,000                        75,000
                                                                                   ----------
     TOTAL COMMERCIAL PAPER -- INTEREST BEARING
       (Cost $275,000)                                                                275,000
                                                                                   ----------
---------------------------------------------------------------------------------------------
   CORPORATE OBLIGATION -- 0.5%
---------------------------------------------------------------------------------------------
   BROKERAGE -- 0.5%
     Merrill Lynch & Co. Inc.
       6.000%, 02/12/03                                  19,672                        19,692
                                                                                   ----------
     TOTAL CORPORATE OBLIGATION
       (Cost $19,692)                                                                  19,692
                                                                                   ----------
---------------------------------------------------------------------------------------------
Description                                           Par (000)                   Value (000)
---------------------------------------------------------------------------------------------
   CORPORATE OBLIGATIONS (MEDIUM TERM NOTES) -- 17.8%
   ASSET-BACKED SECURITY -- DIVERSIFIED FINANCIAL ASSETS -- 5.1%
     Beta Finance Inc. (A) (B)
       1.349%, 04/25/03                                $ 50,000                    $   50,000
     CC USA Inc. (A) (B)
       1.330%, 09/15/03                                  50,000                        50,000
     Liberty Lighthouse U.S. Capital Corp. (A) (B)
       1.380%, 06/25/03                                  50,000                        50,000
       1.490%, 11/20/03                                  50,000                        50,020
                                                                                   ----------
                                                                                      200,020
                                                                                   ----------
   BROKERAGE -- 5.3%
     Merrill Lynch & Co. Inc., Ser B (A)
       1.346%, 03/17/03                                  50,000                        49,998
       1.360%, 05/02/03                                  25,000                        24,998
       1.583%, 06/04/03                                  50,000                        50,019
       1.550%, 06/24/03                                  66,680                        66,709
     Salomon Smith Barney Holdings, Ser H (A)
       1.700%, 06/23/03                                  15,000                        15,017
                                                                                   ----------
                                                                                      206,741
                                                                                   ----------
   FINANCIAL SERVICES -- 3.0%
     American Express Credit Corp. (A)
       1.449%, 11/10/03                                  40,000                        40,022
       1.416%, 12/17/03                                  15,000                        15,006
     Associates Corp. of N.A. (A)
       1.860%, 05/08/03                                  11,000                        11,007
     Associates Corp. of N.A. (A) (C)
       1.480%, 06/15/03                                  50,000                        50,000
                                                                                   ----------
                                                                                      116,035
                                                                                   ----------
   INSURANCE -- 1.3%
     Meridian Funding Co. LLC, Guarantee
       MBIA (A) (B) (D)
       1.399%, 01/29/04                                  50,000                        50,000
                                                                                   ----------
   MULTIPLE INDUSTRY -- 3.1%
     General Electric Capital Corp.
       7.000%, 02/03/03                                  12,000                        12,003
     General Electric Capital Corp. (A)
       1.360%, 03/24/03                                  25,000                        25,000
     General Electric Capital Corp. (A) (D)
       1.409%, 02/09/04                                  60,000                        60,000
       1.396%, 02/18/04                                  24,000                        24,000
                                                                                   ----------
                                                                                      121,003
                                                                                   ----------
     TOTAL CORPORATE OBLIGATIONS (MEDIUM TERM NOTES)
       (Cost $693,799)                                                                693,799
                                                                                   ----------
        The accompanying notes are an integral part of the financial statements.

64                              1.800.433.6884


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[GRAPHIC OF MOUNTAIN RANGE OMITTED]

STATEMENT OF NET ASSETS
JANUARY 31, 2003 (UNAUDITED)

DIVERSIFIED MONEY MARKET FUND (CONCLUDED)
---------------------------------------------------------------------------------------------
Description                                           Par (000)                   Value (000)
---------------------------------------------------------------------------------------------
---------------------------------------------------------------------------------------------
   U.S. GOVERNMENT AGENCY OBLIGATIONS -- 4.3%
---------------------------------------------------------------------------------------------
     FHLB (E)
       1.900%, 04/21/03                                $ 67,300                    $   67,300
       1.500%, 05/20/03                                  50,000                        50,000
     SLMA (A)
       1.379%, 04/01/04                                  50,000                        49,997
                                                                                   ----------
     TOTAL U.S. GOVERNMENT AGENCY OBLIGATIONS
       (Cost $167,297)                                                                167,297
                                                                                   ----------
---------------------------------------------------------------------------------------------
   REPURCHASE AGREEMENTS -- 0.9%
---------------------------------------------------------------------------------------------
     ABN AMRO Bank, N.V., New York Branch
       1.220%, dated 01/31/03, matures
       02/03/03, repurchase price $17,188,810
       (collateralized by a U.S. Treasury Note,
       par value $17,025,000, 3.250%, 05/31/04,
       total market value $17,531,574)                   17,187                        17,187
     UBS Warburg, LLC.
       1.220%, dated 01/31/03, matures
       02/03/03, repurchase price $19,847,817
       (collateralized by various U.S. Treasury
       obligations, par value $46,119,000,
       0.000%, 11/15/17-02/15/26, total market
       value $20,245,021)                                19,846                        19,846
                                                                                   ----------
     TOTAL REPURCHASE AGREEMENTS
       (Cost $37,033)                                                                  37,033
                                                                                   ----------
   TOTAL INVESTMENTS -- 101.3%
     (Cost $3,955,382)                                                              3,955,382
                                                                                   ----------

     INVESTMENT ADVISORY FEES PAYABLE -- (0.1)%                                        (1,022)
     ADMINISTRATIVE FEES PAYABLE -- (0.0)%                                               (613)
     OTHER ASSETS AND LIABILITIES -- (1.2)%                                           (47,665)
                                                                                   ----------
   OTHER ASSETS AND LIABILITIES, NET -- (1.3)%                                        (49,300)
                                                                                   ----------
---------------------------------------------------------------------------------------------
Description                                                                       Value (000)
---------------------------------------------------------------------------------------------
   NET ASSETS:
     Paid-in Capital of Fiduciary Shares
       (unlimited authorization -- no par value)
       based on 1,996,695,526 oustanding shares of
       beneficial interest                                                         $1,996,697
     Paid-in Capital of Class A Shares
       (unlimited authorization -- no par value)
       based on 672,213,433 oustanding shares of
       beneficial interest                                                            672,214
     Paid-in Capital of Class S Shares
       (unlimited authorization -- no par value)
       based on 1,237,185,647 oustanding shares of
       beneficial interest                                                          1,237,186
     Undistributed net investment income                                                  130
     Accumulated net realized loss on investments                                        (145)
                                                                                   ----------
   TOTAL NET ASSETS -- 100.0%                                                      $3,906,082
                                                                                   ==========
   NET ASSET VALUE, OFFERING AND REDEMPTION
     PRICE PER SHARE -- FIDUCIARY SHARES                                                $1.00
                                                                                   ==========
   NET ASSET VALUE, OFFERING AND REDEMPTION
     PRICE PER SHARE -- CLASS A                                                         $1.00
                                                                                   ==========
   NET ASSET VALUE, OFFERING AND REDEMPTION
     PRICE PER SHARE -- CLASS S                                                         $1.00
                                                                                   ==========
---------------------------------------------------------------------------------------------
* REPRESENTS THE YIELD TO MATURITY AT DATE OF PURCHASE
(A)  ADJUSTABLE RATE SECURITY -- THE RATE REFLECTED ON THE STATEMENT OF NET
     ASSETS IS THE RATE IN EFFECT ON JANUARY 31, 2003.
(B)  SECURITIES SOLD WITHIN THE TERMS OF A PRIVATE PLACEMENT MEMORANDUM, EXEMPT
     FROM REGISTRATION UNDER SECTION 3A-4, 4(2) OR 144A OF THE SECURITIES ACT OF
     1933 AS AMENDED, AND MAY BE SOLD ONLY TO THE DEALERS IN THAT PROGRAM OR
     OTHER "ACCREDITED INVESTORS".
(C)  PUTTABLE SECURITY -- THE MATURITY DATE REFLECTS THE NEXT DATE ON WHICH
     PRINCIPAL CAN BE RECOVERED.
(D)  EXTENDABLE SECURITY -- THE MATURITY DATE REFLECTS THE NEXT DATE ON WHICH
     PRINCIPAL CAN BE RECOVERED.
(E)  CALLABLE SECURITY -- THE MATURITY DATE REFLECTS THE NEXT DATE ON WHICH THE
     ISSUER CAN CALL THE SECURITY.
FHLB -- FEDERAL HOME LOAN BANK
LLC -- LIMITED LIABILITY COMPANY
N.A. -- NORTH AMERICA
PLC -- PUBLIC LIABILITY COMPANY
SER -- SERIES
SLMA -- STUDENT LOAN MARKETING ASSOCIATION

The accompanying notes are an integral part of the financial statements.

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[GRAPHIC OF MOUNTAIN RANGE OMITTED]

STATEMENT OF NET ASSETS
JANUARY 31, 2003 (UNAUDITED)

CALIFORNIA TAX-FREE MONEY MARKET FUND
---------------------------------------------------------------------------------------------
Description                                           Par (000)                   Value (000)
---------------------------------------------------------------------------------------------
---------------------------------------------------------------------------------------------
CALIFORNIA MUNICIPAL BONDS -- 97.3%
---------------------------------------------------------------------------------------------
     ABAG, Finance Authority for Non-Profit Corporations, Colma Bart Apartments
       Project, Ser A, RB (A) (B) (C)
       1.100%, 11/15/35                                 $10,000                      $ 10,000
     Burbank, Public Financing Authority,
       Golden Gate Redevelopment Project,
       Ser A, RB, AMBAC Insured
       3.000%, 12/01/03                                   1,000                         1,013
     California State, Community College
       Financing Authority, Ser A,
       TRAN, FSA Insured
       3.000%, 06/30/03                                   5,000                         5,027
     California State, Department of Water &
       Power, Ser B, RB (A) (B) (C)
       1.200%, 05/01/22                                   7,000                         7,000
     California State, Department of Water &
       Power, Ser C, RB (A) (B) (C)
       1.800%, 05/01/22                                   5,000                         5,000
     California State, Educational Facilities
       Authority, California Institute of
       Technology, RB (A) (B)
       1.000%, 01/01/24                                  15,000                        15,000
     California State, Educational Facilities
       Authority, Carnegie Institution of
       Washington, Ser B, RB, TECP (A)
       1.100%, 02/19/03                                   5,000                         5,000
     California State, Educational Facilities
       Authority, Foundation for Educational
       Achievement, Ser A, RB (A) (B) (C)
       1.050%, 07/01/26                                   1,350                         1,350
     California State, Housing Finance
       Agency, Home Mortgage,
       Ser Q, RB, AMT, AMBAC Insured (A)
       1.250%, 02/01/32                                   3,795                         3,795
     California State, Housing Finance
       Agency, Multi-Family Home
       Mortgage, Ser C, RB, AMT (A)
       1.300%, 08/01/27                                   5,805                         5,805
     California State, Infrastructure and
       Economic Development Bank, GP
       Getty Trust, TECP
       1.300%, 02/07/03                                   3,000                         3,000
       1.000%, 04/04/03                                   2,250                         2,250
       1.000%, 07/11/03                                   3,000                         3,000
       1.000%, 07/11/03                                   5,000                         5,000
     California State, Pollution Control
       Financing Authority, Browning Project,
       RB, AMT (A) (B) (C)
       1.000%, 09/01/17                                   3,000                         3,000

---------------------------------------------------------------------------------------------
Description                                           Par (000)                   Value (000)
---------------------------------------------------------------------------------------------
---------------------------------------------------------------------------------------------
   CALIFORNIA MUNICIPAL BONDS -- (CONTINUED)
---------------------------------------------------------------------------------------------
     California State, Pollution Control
       Financing Authority, Burney Forest
       Products Project, Ser A, RB,
       AMT (A) (B) (C)
       1.250%, 09/01/20                                 $ 5,700                      $  5,700
     California State, Pollution Control
       Financing Authority, Chevron
       USA Project, Ser B, RB (A) (B)
       1.800%, 06/15/05                                   4,235                         4,235
     California State, Pollution Control
       Financing Authority, Shell Oil Project,
       Ser A, RB (A) (B)
       1.200%, 10/01/06                                   4,400                         4,400
       1.200%, 10/01/07                                   1,000                         1,000
       1.200%, 10/01/08                                   1,500                         1,500
       1.200%, 10/01/09                                   2,500                         2,500
       1.200%, 10/01/10                                   1,100                         1,100
     California State, Pollution Control
       Financing Authority, Shell Oil Project,
       Ser B, RB (A) (B)
       1.200%, 10/01/11                                   2,800                         2,800
     California State, Pollution Control
       Financing Authority, Wadham Energy
       Project, Ser B, RB, AMT (A) (B) (C)
       1.100%, 11/01/17                                   8,545                         8,545
     California State, School Cash Reserve
       Authority, Ser A, RB, AMBAC Insured
       3.000%, 07/03/03                                   9,000                         9,049
     California State, Transit Finance Authority,
       RB, FSA Insured (A) (B) (C)
       1.150%, 10/01/27                                   6,350                         6,350
     California Statewide, Communities
       Development Authority, Chevron USA
       Project, AMT, RB (A) (B)
       1.300%, 12/15/24                                  10,700                        10,700
     California Statewide, Communities
       Development Authority,
       Chevron USA Project, RB (A)
       1.200%, 05/15/24                                   2,000                         2,000
     California Statewide, Communities
       Development Authority,
       Ser A, TRAN, FSA Insured
       3.000%, 06/30/03                                   5,000                         5,026
     Chino Basin, Desalter Authority,
       Ser A, RB (A) (B) (C)
       1.300%, 06/01/35                                   8,000                         8,000

        The accompanying notes are an integral part of the financial statements.

66                              1.800.433.6884

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STATEMENT OF NET ASSETS
JANUARY 31, 2003 (UNAUDITED)

DIVERSIFIED MONEY MARKET FUND
---------------------------------------------------------------------------------------------
Description                                           Par (000)                   Value (000)
---------------------------------------------------------------------------------------------
---------------------------------------------------------------------------------------------
     CALIFORNIA MUNICIPAL BONDS -- (CONTINUED)
---------------------------------------------------------------------------------------------
     Chula Vista, Multi-Family Housing, Terra
       Nova Associates, Ser A, RB (A) (B) (C)
       1.000%, 03/01/05                                 $ 6,040                      $  6,040
     Contra Costa County, Ser A, TRAN
       2.500%, 11/17/03                                  10,000                        10,086
     Cupertino, COP, AMBAC Insured
       2.000%, 07/01/03                                   1,870                         1,875
     Dublin, Housing Finance Authority,
       Multi-Family Housing, Park Sierra,
       Ser A, AMT, RB (A) (B) (C)
       1.150%, 06/01/28                                   2,200                         2,200
     East Bay, Municipal Utility District,
       Water System, Ser A, RB,
       FSA Insured (A) (B) (C)
       1.000%, 06/01/25                                   1,100                         1,100
     East Bay, Municipal Utility District,
       Water System, Ser B, RB,
       FSA Insured (A) (B) (C)
       0.900%, 06/01/25                                  12,000                        12,000
     East Bay, Municipal Utility District,
       Water System, TECP (C)
       0.950%, 02/07/03                                   9,000                         9,000
     Elsinore Valley, Municipal Water District,
       Ser A, COP, FGIC Insured (A) (B) (C)
       1.000%, 07/01/29                                  25,000                        25,000
     Fairfield-Suisun, Unified School District,
       GO, MBIA Insured (when issued)
       2.000%, 08/01/03                                   1,415                         1,419
     Huntington Beach, Multi-Family Housing,
       Seabridge Villas, Ser A, RB (A) (B) (C)
       4.000%, 02/03/03                                   3,900                         3,900
     Irvine, Improvement Bond Act of 1915,
       Assessment District No 87-8, SA (A) (B) (C)
       1.250%, 09/02/24                                   7,200                         7,200
     Irvine, Improvement Bond Act of 1915,
       Assessment District No 94-13, SA (A) (B) (C)
       1.250%, 09/02/22                                   4,100                         4,100
     Irvine, Public Facilities & Infrastructure
       Authority, Ser C, RB, AMBAC Insured
       2.125%, 09/02/03                                   1,695                         1,705
     Lake Elsinore, Redevelopment Agency,
       Community Facilities District No 90-2,
       Ser A, Special Tax, FSA Insured
       2.500%, 10/01/03                                     605                           609
     Long Beach, Finance Board Authority,
       Industrial Redevelopment Project,
       Ser B, TA, AMBAC Insured
       2.250%, 11/01/03                                   1,000                         1,003
     Los Angeles City, TRAN
       3.000%, 06/30/03                                   6,000                         6,035

---------------------------------------------------------------------------------------------
Description                                           Par (000)                   Value (000)
---------------------------------------------------------------------------------------------
---------------------------------------------------------------------------------------------
   CALIFORNIA MUNICIPAL BONDS -- (CONTINUED)
---------------------------------------------------------------------------------------------
     Los Angeles County, Pension Obligation,
       Ser A, RB, AMBAC Insured (A) (B) (C)
       1.000%, 06/30/07                                 $ 5,400                      $  5,400
     Los Angeles County, Pension Obligation,
       Ser C, RB, AMBAC Insured (A) (B) (C)
       1.000%, 06/30/07                                   5,000                         5,000
     Los Angeles County, Ser A, TRAN, GO
       3.000%, 06/30/03                                   7,750                         7,792
     Los Angeles, Community Redevelopment
       Agency, Baldwin Hills Public Park,
       COP (A) (B) (C)
       1.030%, 12/01/14                                  14,100                        14,100
     Los Angeles, COP, AMBAC Insured
       3.000%, 04/01/03                                   1,415                         1,418
     Los Angeles, Department of Water &
       Power, Sub-Ser B-1, RB (A) (B) (C)
       0.950%, 07/01/34                                  17,400                        17,402
     Los Angeles, Department of Water &
       Power, Sub-Ser B-2, RB (A) (B) (C)
       1.200%, 07/01/35                                   1,800                         1,800
     Los Angeles, Department of Water &
       Power, Sub-Ser B-3, RB (A) (B) (C)
       1.250%, 07/01/34                                   3,200                         3,200
     Los Angeles, Department of Water &
       Power, Sub-Ser B-4, RB (A) (B) (C)
       1.000%, 07/01/35                                   5,000                         5,000
     Los Angeles, Department of Water &
       Power, Sub-Ser B-6, RB (A) (B) (C)
       1.200%, 07/01/34                                   7,700                         7,700
     Los Angeles, Landscaping & Lighting
       District, No 96-1, SA, AMBAC Insured
       3.750%, 03/01/03                                     660                           661
     Los Angeles, Multi-Family Housing
       Authority, Fountain Park Project,
       RB, AMT (A) (B) (C)
       1.100%, 05/15/33                                   4,400                         4,400
     Los Angeles, Unified School District,
       Land Acquistion Program,
       Ser D, COP, AMBAC Insured (A) (B) (C)
       1.150%, 12/01/21                                  10,900                        10,900
     Los Angeles, Waste Water Authority,
       Ser A, RB, FGIC Insured
       6.000%, 02/01/03                                   1,000                         1,000
     Los Angeles, Waste Water Authority,
       Sub-Ser A, RB, FGIC Insured (B)
       1.250%, 12/01/31                                   3,000                         3,000
     Metropolitan, Water District of Southern
       California, Ser A, RB (A) (B) (C)
       0.950%, 07/01/25                                  11,640                        11,640

The accompanying notes are an integral part of the financial statements.

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[GRAPHIC OF MOUNTAIN RANGE OMITTED]

STATEMENT OF NET ASSETS
JANUARY 31, 2003 (UNAUDITED)

CALIFORNIA TAX-FREE MONEY MARKET FUND (CONTINUED)
---------------------------------------------------------------------------------------------
Description                                           Par (000)                   Value (000)
---------------------------------------------------------------------------------------------
---------------------------------------------------------------------------------------------
   CALIFORNIA MUNICIPAL BONDS -- (CONTINUED)
---------------------------------------------------------------------------------------------
     Metropolitan, Water District of Southern
       California, Ser B, RB (A) (B) (C)
       0.950%, 07/01/27                                 $ 7,000                      $  7,000
     Metropolitan, Water District Southern
       California, Ser B-2, RB (A) (B) (C)
       1.000%, 07/01/35                                   4,700                         4,700
     Ontario, Multi-Family Housing Authority,
       Residential Park Centre Project,
       Ser A, RB (A) (B) (C)
       1.000%, 08/01/07                                  18,900                        18,900
     Orange County, Apartment Development
       Revenue, Niguel Summit 1 Project,
       Ser A, RB (A) (B) (C)
       1.050%, 11/01/09                                   1,000                         1,000
     Orange County, Water District Authority,
       Project B, COP (A) (B) (C)
       1.190%, 02/01/03                                   1,200                         1,200
     Oxnard, Multi-Family Housing Authority,
       Seawind Apartments Projects,
       Ser A, AMT, RB (A) (B) (C)
       1.100%, 12/01/20                                   3,075                         3,075
     Rancho Mirage, Joint Powers Authority,
       Eisenhower Medical Center,
       Ser A, RB (A) (B) (C)
       1.220%, 01/01/26                                   2,200                         2,200
     Redondo Beach, Multi-Family Authority,
       McCandless Senior Housing Project,
       Ser A, RB (A) (B) (C)
       1.150%, 12/01/25                                   8,115                         8,115
     Riverside-San Bernardino, Pass-Thru
       Obligations, Ser A, RB (A) (B) (C)
       1.100%, 07/01/06                                   8,600                         8,600
     Sacramento County, Ser A, TRAN, GO
       3.000%, 08/01/03                                   5,400                         5,444
     Sacramento, City Financing Authority,
       Ser G, RB, AMBAC Insured (A) (B) (C) (E)
       1.100%, 05/01/16                                   5,700                         5,700
     Sacramento, Municipal Utility District,
       Ser E, RB, MBIA Insured
       Prerefunded @ 102 (D)
       5.750%, 05/15/22                                   2,000                         2,067
     Sacramento, Municipal Utility District,
       Ser N2, RB, MBIA Insured (A) (B) (C) (E)
       1.200%, 11/15/15                                  15,000                        15,000
     Sacramento, Municipal Utility District,
       Ser Q, RB, FSA Insured
       3.000%, 08/15/03                                   1,000                         1,009
     Sacramento, Municipal Utility District, TECP
       0.900%, 02/12/03                                  15,000                        15,000

---------------------------------------------------------------------------------------------
Description                                           Par (000)                   Value (000)
---------------------------------------------------------------------------------------------
---------------------------------------------------------------------------------------------
   CALIFORNIA MUNICIPAL BONDS -- (CONTINUED)
---------------------------------------------------------------------------------------------
     San Bernardino County, Medical Center
       Financing Project, COP, MBIA (A)
       1.080%, 08/01/26                                 $ 2,000                      $  2,000
     San Bernardino County, Ser A, TRAN,
       AMBAC Insured
       5.000%, 03/01/03                                   8,300                         8,323
     San Diego County, Friends of Chabad Project,
       COP (A) (B) (C)
       1.050%, 01/01/23                                   1,500                         1,500
     San Diego, Multi-Family Housing Authority,
       Issue A, RB (A) (B) (C)
       1.050%, 02/01/09                                   5,000                         5,000
     San Diego, Multi-Family Housing Authority,
       RB, FNMA Collateralized (A) (B) (C)
       1.050%, 08/01/14                                   2,500                         2,500
     San Diego, Transportation Sales Tax Authority,
       TECP (C)
       0.950%, 02/07/03                                   5,500                         5,500
       1.000%, 03/07/03                                   5,800                         5,800
     San Francisco City & County, Moscone
       Center Expansion Project, Ser 2, RB,
       AMBAC Insured (A) (B) (C)
       1.050%, 04/01/30                                   2,600                         2,600
     San Francisco City & County, Redevelopment
       Authority, Carter Terrace Apartments,
       Ser B, RB (A) (B) (C)
       1.150%, 03/01/36                                   7,000                         7,000
     San Francisco City & County, Redevelopment
       Authority, Derek Silva Community Project,
       Ser D, RB (A) (B) (C)
       1.150%, 12/01/19                                   5,000                         5,000
     San Francisco City & County, Redevelopment
       Authority, Fillmore Housing Center Project,
       Ser A-1, RB, FNMA Collateralized (A) (B) (C)
       1.050%, 12/01/17                                  11,900                        11,900
     San Francisco City & County, Redevelopment
       Authority, Folsom-Dore Apartment Project,
       RB (A) (B) (C)
       1.100%, 12/01/34                                   3,000                         3,000
     San Francisco City & County, Redevelopment
       Authority, Leland Polk Senior Community,
       Ser A, RB (A) (B) (C)
       1.150%, 12/01/19                                   3,000                         3,000
     San Jose, Unified School District,
       Ser A, GO, FSA Insured
       4.000%, 08/01/03                                   1,440                         1,458
     Santa Barbara County, Schools Financing
       Authority, TRAN, RB
       3.000%, 06/30/03                                   3,700                         3,724

        The accompanying notes are an integral part of the financial statements.

68                              1.800.433.6884


[GRAPHIC OF MOUNTAIN RANGE OMITTED]

STATEMENT OF NET ASSETS
JANUARY 31, 2003 (UNAUDITED)

CALIFORNIA TAX-FREE MONEY MARKET FUND (CONTINUED)
---------------------------------------------------------------------------------------------
Description                                           Par (000)                   Value (000)
---------------------------------------------------------------------------------------------
---------------------------------------------------------------------------------------------
   CALIFORNIA MUNICIPAL BONDS -- (CONTINUED)
---------------------------------------------------------------------------------------------
     Santa Clara County, Transportation District
       Authority, Ser 1985 A, RB, AMBAC
       Insured (A) (B) (C)
       1.150%, 06/01/15                                 $ 4,180                      $  4,180
     Santa Monica, Community College District,
       Ser A, GO, FSA Insured
       3.000%, 08/01/03                                     760                           766
     Simi Valley, Multi-Family Housing Authority,
       Lincoln Wood Ranch, RB (A) (B) (C)
       1.200%, 06/01/10                                   5,000                         5,000
     Southeast, Resource Recovery Facilities
       Authority, RB, AMT (A) (B) (C)
       1.050%, 12/01/18                                  10,500                        10,500
     Southern California, Public Power Authority,
       Southern Transmission Project, RB,
       AMBAC Insured (A) (B) (C)
       1.000%, 07/01/19                                  10,000                        10,000
     Stanislaus, Waste-to-Energy Authority,
       Ogden Martin System Project, RB,
       MBIA Insured (A) (B) (C)
       1.150%, 01/01/10                                  10,000                        10,000
     Turlock, Irrigation District Authority,
       Capital Improvement and Refinancing
       Authority Project, COP (A) (B) (C)
       1.200%, 01/01/31                                   2,550                         2,550
     Ukiah, Unified School District, Measure A
       Capital Projects, COP, MBIA Insured
       3.000%, 09/01/03                                     500                           506
     University of California, Regents, TECP
       0.850%, 02/06/03                                   5,000                         5,000
       0.850%, 02/11/03                                   4,000                         4,000
       0.800%, 02/13/03                                   5,000                         5,000
       1.000%, 02/21/03                                   6,000                         6,000
     Upland, Multi-Family Housing Authority,
       RB (A) (B) (C)
       1.050%, 09/01/28                                   3,900                         3,900
     Vallejo, Capital Improvement Project,
       COP (A) (B) (C)
       1.250%, 09/01/40                                  17,700                        17,700
     Vallejo, Water Revenue Bond, Ser A,
       RB (A) (B) (C)
       1.200%, 06/01/31                                   2,600                         2,600
                                                                                     --------
     TOTAL CALIFORNIA MUNICIPAL BONDS
       (Cost $596,847)                                                                596,847
                                                                                     --------
---------------------------------------------------------------------------------------------
Description                                            Par (000)                  Value (000)
---------------------------------------------------------------------------------------------
   REGULATED INVESTMENT COMPANIES -- 0.1%
     BlackRock Provident California Tax Free
       Money Market                                     327,578                      $    328
     Goldman Sachs California Tax Free
       Money Market                                     292,885                           293
                                                                                     --------
     TOTAL REGULATED INVESTMENT COMPANIES
       (Cost $621)                                                                        621
                                                                                     --------
   TOTAL INVESTMENTS -- 97.4%
     (Cost $597,468)                                                                  597,468
                                                                                     --------

     INVESTMENT ADVISORY FEES PAYABLE -- (0.0)%                                          (100)
     ADMINISTRATIVE FEES PAYABLE -- (0.0)%                                                (95)
     OTHER ASSETS AND LIABILITIES -- 2.6%                                              16,335
                                                                                     --------
   OTHER ASSETS AND LIABILITIES, NET -- 2.6%                                           16,140
                                                                                     --------
---------------------------------------------------------------------------------------------
   NET ASSETS:
---------------------------------------------------------------------------------------------
     Paid-in-Capital of Fiduciary Shares
       (unlimited authorized -- no par value)
       based on 298,084,963 outstanding shares of
       beneficial interest                                                            298,086
     Paid-in-Capital of Class A Shares
       (unlimited authorized -- no par value)
       based on 257,474,852 outstanding shares of
       beneficial interest                                                            257,475
     Paid-in-Capital of Class S Shares
       (unlimited authorized -- no par value)
       based on 58,077,722 outstanding shares of
       beneficial interest                                                             58,078
     Distributions in excess of net investment income                                      (3)
     Accumulated net realized loss on investments                                         (28)
                                                                                     --------
   TOTAL NET ASSETS -- 100.0%                                                        $613,608
                                                                                     ========
   NET ASSET VALUE, OFFERING AND REDEMPTION
     PRICE PER SHARE -- FIDUCIARY SHARES                                                $1.00
                                                                                     ========
   NET ASSET VALUE, OFFERING AND REDEMPTION
     PRICE PER SHARE -- CLASS A SHARES                                                  $1.00
                                                                                     ========
   NET ASSET VALUE, OFFERING AND REDEMPTION
     PRICE PER SHARE -- CLASS S SHARES                                                  $1.00
                                                                                     ========



The accompanying notes are an integral part of the financial statements.

                                     WWW.HIGHMARKFUNDS.COM                    69


[HIGHMARK FUNDS LOGO OMITTED]
[GRAPHIC OF MOUNTAIN RANGE OMITTED]

STATEMENT OF NET ASSETS
JANUARY 31, 2003 (UNAUDITED)

CALIFORNIA TAX-FREE MONEY MARKET FUND (CONCLUDED)



(A)  FLOATING RATE SECURITY -- THE RATE REFLECTED ON THE STATEMENT OF NET ASSETS
     IS THE RATE IN EFFECT ON JANUARY 31, 2003.
(B)  PUT AND DEMAND FEATURE -- THE DATE REPORTED ON THE STATEMENT OF NET ASSETS
     IS THE FINAL MATURITY, NOT THE NEXT RESET OR PUT DATE.
(C)  SECURITIES ARE HELD IN CONJUNCTION WITH A LETTER OF CREDIT OR A LIQUIDITY
     AGREEMENT BY A MAJOR COMMERCIAL BANK OR FINANCIAL INSTITUTION.
(D)  PREREFUNDED SECURITY -- THE MATURITY DATE SHOWN IS THE PREREFUNDED DATE.
(E)  SECURITIES SOLD WITHIN THE TERMS OF A PRIVATE PLACEMENT MEMORANDUM, EXEMPT
     FROM REGISTRATION UNDER SECTION 3A-4, 4(2) OR 144A OF THE SECURITIES ACT OF
     1933 AS AMENDED, AND MAY BE SOLD ONLY TO THE DEALERS IN THAT PROGRAM OR
     OTHER "ACCREDITED INVESTORS".
ABAG -- ASSOCIATION OF BAY AREA GOVERNMENTS
AMBAC -- AMERICAN MUNICIPAL BOND ASSURANCE COMPANY
AMT -- ALTERNATIVE MINIMUM TAX
COP -- CERTIFICATES OF PARTICIPATION
FGIC -- FINANCIAL GUARANTY INSURANCE CORPORATION
FNMA -- FEDERAL NATIONAL MORTGAGE ASSOCIATION
FSA -- FINANCIAL SECURITY ASSURANCE
GO -- GENERAL OBLIGATION
MBIA -- MUNICIPAL BOND INVESTORS ASSURANCE
RB -- REVENUE BOND
SA -- SPECIAL ASSESSMENT
SER -- SERIES
TA -- TAX ALLOCATION
TECP -- TAX EXEMPT COMMERCIAL PAPER
TRAN -- TAX AND REVENUE ANTICIPATION NOTE




        The accompanying notes are an integral part of the financial statements.

70                              1.800.433.6884

[GRAPHIC OF MOUNTAIN RANGE OMITTED]

STATEMENT OF ASSETS AND LIABILITIES (000)
JANUARY 31, 2003 (UNAUDITED)

                                                                                                             INTERNATIONAL
                                                                                                                EQUITY
                                                                                                                 FUND
                                                                                                             --------------
 ASSETS:
    Investment Securities (Cost $26,511) ..................................................................     $24,401
    Repurchase Agreements (Cost $4,869) ...................................................................       4,869
    Foreign Currency (Cost $18) ...........................................................................          18
    Capital Shares Purchased ..............................................................................       2,191
    Investment Securities Sold ............................................................................         267
    Dividend and Interest Receivable ......................................................................         254
    Prepaid Expenses ......................................................................................           4
    Unrealized Gains on Open Foreign Currency Contracts ...................................................           1
                                                                                                                -------
         TOTAL ASSETS .....................................................................................      32,005
                                                                                                                -------
 LIABILITIES:
    Payable Upon Return of Securities Loaned ..............................................................       3,738
    Investment Securities Purchased .......................................................................         242
    Investment Advisory Fees Payable ......................................................................          14
    Capital Shares Redeemed ...............................................................................           8
    Administrative Fees Payable ...........................................................................           4
    Accrued Expenses ......................................................................................           4
                                                                                                                -------
         TOTAL LIABILITIES ................................................................................       4,010
                                                                                                                -------
                 TOTAL NET ASSETS .........................................................................     $27,995
                                                                                                                =======
 NET ASSETS:
    Paid-in-Capital of Fiduciary Shares (unlimited authorized -- no par value) based on
         1,298,013 outstanding shares of beneficial interest ..............................................     $53,567
    Paid-in-Capital of Class A Shares (unlimited authorized -- no par value) based on
         23,185 outstanding shares of beneficial interest .................................................        (466)
    Paid-in-Capital of Class B Shares (unlimited authorized -- no par value) based on
         19,994 outstanding shares of beneficial interest .................................................         936
    Paid-in-Capital of Class C Shares (unlimited authorized -- no par value) based on
         441 outstanding shares of beneficial interest ....................................................          18
    Accumulated net investment loss .......................................................................        (143)
    Accumulated net realized loss on investments ..........................................................     (23,841)
    Net unrealized appreciation on forward foreign currency contracts, foreign
      currency and translation of other assets and liabilities in foreign currency ........................          34
    Net unrealized depreciation on investments ............................................................      (2,110)
                                                                                                                -------
                 TOTAL NET ASSETS .........................................................................     $27,995
                                                                                                                =======
    NET ASSET VALUE, OFFERING AND REDEMPTION PRICE PER SHARE-- FIDUCIARY SHARES ...........................      $20.87
                                                                                                                =======
    NET ASSET VALUE AND REDEMPTION PRICE PER SHARE-- CLASS A SHARES .......................................      $20.77
                                                                                                                =======
    MAXIMUM OFFERING PRICE PER SHARE-- CLASS A SHARES ($20.77 / 94.5%) ....................................      $21.98
                                                                                                                =======
    NET ASSET VALUE AND OFFERING PRICE PER SHARE-- CLASS B SHARES (A) .....................................      $20.48
                                                                                                                =======
    NET ASSET VALUE AND OFFERING PRICE PER SHARE-- CLASS C SHARES (A) .....................................      $20.48
                                                                                                                =======
(A) CLASS B AND CLASS C HAVE CONTINGENT DEFERRED SALES CHARGES. FOR A
    DESCRIPTION OF POSSIBLE REDEMPTION CHARGES, SEE THE NOTES TO
    THE FINANCIAL STATEMENTS.


The accompanying notes are an integral part of the financial statements.

                                       WWW.HIGHMARKFUNDS.COM                  71

[HIGHMARK FUNDS LOGO OMITTED]
[GRAPHIC OF MOUNTAIN RANGE OMITTED]

STATEMENTS OF OPERATIONS (000)

FOR THE SIX MONTH PERIOD ENDED JANUARY 31, 2003 (UNAUDITED)

                                                                                                VALUE
                                                                                   GROWTH      MOMENTUM
                                                                                    FUND         FUND
                                                                                 ---------   -----------
Interest Income ................................................................  $   137+     $    107+
Dividend Income ................................................................      869         4,364
Less: Foreign Taxes withheld, net of reclaims ..................................       --            (5)
                                                                                  -------      --------
           Total Investment Income .............................................    1,006         4,466
                                                                                  -------      --------
Expenses:
   Administrative Fees .........................................................      182           370
   Investment Adviser Fees .....................................................      545         1,111
   Shareholder Servicing Fees Fiduciary Shares .................................      194           420
   Shareholder Servicing Fees Class A Shares ...................................       20            32
   Shareholder Servicing Fees Class B Shares ...................................       12            10
   Custodian Fees ..............................................................        9            19
   Professional Fees ...........................................................        9            18
   Registration Fees ...........................................................        7            15
   Transfer Agent Fees .........................................................       12            25
   Distribution Fees Class A Shares ............................................       20            32
   Distribution Fees Class B Shares ............................................       37            29
   Distribution Fees Class C Shares ............................................        3             4
   Insurance Fees ..............................................................        1             1
   Trustees Fees ...............................................................        2             4
   Printing Fees ...............................................................        6            25
   Miscellaneous Fees ..........................................................       10             9
                                                                                  -------      --------
           Total Expenses ......................................................    1,069         2,124
                                                                                  -------      --------
   Less: Waivers and Reduction of Expenses
           Administrative Fees .................................................      (18)          (37)
           Investment Adviser Fees .............................................       --            --
           Shareholder Servicing Fees ..........................................     (128)         (271)
           Reduction of Expenses (1) ...........................................       (4)           (9)
                                                                                  -------      --------
   Total Waivers and Reduction of Expenses .....................................     (150)         (317)
                                                                                  -------      --------
Total Net Expenses .............................................................      919         1,807
                                                                                  -------      --------
Net Investment Income (Loss) ...................................................       87         2,659
                                                                                  -------      --------
Net Realized Gain (Loss) on Investments ........................................   (7,761)        2,171
Net Realized Gain on Option Contracts ..........................................       --           203
Net Realized Gain (Loss) on Foreign Currency Transactions. .....................       --            --
Change in Unrealized Appreciation (Depreciation) on Investments ................     (975)      (30,112)
Change in Unrealized Depreciation on Foreign Currency ..........................       --            --
                                                                                  -------      --------
Net Realized and Unrealized Loss on Investments ................................   (8,736)      (27,738)
                                                                                  -------      --------
Decrease in Net Assets Resulting from Operations ...............................  $(8,649)     $(25,079)
                                                                                  =======      ========

AMOUNTS DESIGNATED AS "--" ARE EITHER $0 OR HAVE BEEN ROUNDED TO $0.
  + INCLUDES INCOME FROM SECURITIES LENDING PROGRAM (SEE NOTE 6).
(1) SEE NOTE 3.

        The accompanying notes are an integral part of the financial statements.


72                      1.800.433.6884

[GRAPHIC OF MOUNTAIN RANGE OMITTED]


                                                                    LARGE CAP      CORE                    SMALL CAP   INTERNATIONAL
                                                                      VALUE       EQUITY      BALANCED       VALUE        EQUITY
                                                                       FUND        FUND         FUND         FUND          FUND
                                                                   -----------  ----------    ---------   -----------  -------------
Interest Income ..................................................  $     30+    $     22+     $ 1,974+     $    34+     $    23+
Dividend Income ..................................................     1,187        1,087        1,147           853         143
Less: Foreign Taxes withheld, net of reclaims ....................        (2)          (2)          (2)           --          (6)
                                                                    --------     --------      -------      --------     -------
           Total Investment Income ...............................     1,215        1,107        3,119           887         160
                                                                    --------     --------      -------      --------     -------
Expenses:
   Administrative Fees ...........................................       103          119          190            92          30
   Investment Adviser Fees .......................................       308          356          570           460         141
   Shareholder Servicing Fees Fiduciary Shares ...................        89          143          223            82          36
   Shareholder Servicing Fees Class A Shares .....................        37            2            9            19           1
   Shareholder Servicing Fees Class B Shares .....................         2            3            5            11           1
   Custodian Fees ................................................         5            6            9             5          92
   Professional Fees .............................................         4            4            9             3           1
   Registration Fees .............................................         4            4            8             4          (5)
   Transfer Agent Fees ...........................................         7            8           12             5           2
   Distribution Fees Class A Shares ..............................        37            2            9            19           1
   Distribution Fees Class B Shares ..............................         7           10           15            34           2
   Distribution Fees Class C Shares ..............................        --           --            1            11          --
   Insurance Fees ................................................         1            1            1            --          --
   Trustees Fees .................................................         1            1            2             1          --
   Printing Fees .................................................         3            3            7             3           1
   Miscellaneous Fees ............................................         5            6           11            29           7
                                                                    --------     --------      -------      --------     -------
           Total Expenses ........................................       613          668        1,081           778         310
                                                                    --------     --------      -------      --------     -------
   Less: Waivers and Reduction of Expenses
           Administrative Fees ...................................       (10)         (12)         (19)           (9)         (3)
           Investment Adviser Fees ...............................        --           --           --            --         (51)
           Shareholder Servicing Fees ............................       (76)         (87)        (139)          (61)        (22)
           Reduction of Expenses (1) .............................        (2)          (3)          (4)           (2)         (1)
                                                                    --------     --------      -------      --------     -------
   Total Waivers and Reduction of Expenses .......................       (88)        (102)        (162)          (72)        (77)
                                                                    --------     --------      -------      --------     -------
Total Net Expenses ...............................................       525          566          919           706         233
                                                                    --------     --------      -------      --------     -------
Net Investment Income (Loss) .....................................       690          541        2,200           181         (73)
                                                                    --------     --------      -------      --------     -------
Net Realized Gain (Loss) on Investments ..........................   (14,917)     (10,531)      (4,082)        (229)      (3,488)
Net Realized Gain on Option Contracts ............................        --           --           --           --           --
Net Realized Gain (Loss) on Foreign Currency Transactions. .......        --           --           --            2          (21)
Change in Unrealized Appreciation (Depreciation) on Investments ..     7,982        2,704       (3,178)      (2,135)         263
Change in Unrealized Depreciation on Foreign Currency ............        --           --           --           (1)         (15)
                                                                    --------     --------      -------      -------      -------
Net Realized and Unrealized Loss on Investments ..................    (6,935)      (7,827)      (7,260)      (2,363)      (3,261)
                                                                    --------     --------      -------      -------      -------
Decrease in Net Assets Resulting from Operations .................  $ (6,245)    $ (7,286)     $(5,060)     $(2,182)     $(3,334)
                                                                    ========     ========      =======      =======      =======



The accompanying notes are an integral part of the financial statements.


                         WWW.HIGHMARKFUNDS.COM                                73

[HIGHMARK FUNDS LOGO OMITTED]
[GRAPHIC OF MOUNTAIN RANGE OMITTED]

STATEMENTS OF OPERATIONS (000)

FOR THE SIX MONTH PERIOD ENDED JANUARY 31, 2003, UNLESS OTHERWISE
INDICATED, (UNAUDITED)


                                                                                 CALIFORNIA       NATIONAL
                                                                                INTERMEDIATE    INTERMEDIATE
                                                                                  TAX-FREE        TAX-FREE
                                                                                  BOND FUND     BOND FUND (2)
                                                                               --------------  ---------------
Interest Income ................................................................   $4,952          $  893
                                                                                   ------          ------
           Total Investment Income .............................................    4,952             893
                                                                                   ------          ------
Expenses:
   Administrative Fees .........................................................      236              42
   Investment Adviser Fees .....................................................      590             104
   Shareholder Servicing Fees Fiduciary Shares .................................      157              52
   Shareholder Servicing Fees Class A Shares ...................................      127              --
   Shareholder Servicing Fees Class B Shares ...................................       10              --
   Custodian Fees ..............................................................       12               2
   Professional Fees ...........................................................       10               2
   Registration Fees ...........................................................        6               2
   Transfer Agent Fees .........................................................       15               5
   Distribution Fees Class A Shares ............................................      127              --
   Distribution Fees Class B Shares ............................................       31              --
   Distribution Fees Class S Shares ............................................       --              --
   Insurance Fees ..............................................................        1              --
   Trustees Fees ...............................................................        3              --
   Printing Fees ...............................................................        7               1
   Miscellaneous Fees ..........................................................       10               2
                                                                                   ------          ------
           Total Expenses ......................................................    1,342             212
                                                                                   ------          ------
   Less: Waivers and Reduction of Expenses:
           Administrative Fees .................................................      (24)             (4)
           Investment Adviser Fees .............................................     (292)            (96)
           Shareholder Servicing Fees ..........................................     (284)            (52)
           Distribution Fees ...................................................     (105)             --
           Reduction of Expenses (1) ...........................................       (5)             (2)
                                                                                   ------          ------
   Total Waivers and Reduction of Expenses .....................................     (710)           (154)
                                                                                   ------          ------
Total Net Expenses .............................................................      632              58
                                                                                   ------          ------
Net Investment Income ..........................................................    4,320             835
                                                                                   ------          ------
Net Realized Gain (Loss) on Investments ........................................       50              --
Change in Unrealized Appreciation on Investments ...............................    1,424           1,230
                                                                                   ------          ------
Net Realized and Unrealized Gain (Loss) on Investments .........................    1,474           1,230
                                                                                   ------          ------
Increase in Net Assets Resulting from Operations ...............................   $5,794          $2,065
                                                                                   ======          ======

AMOUNTS DESIGNATED AS "--" ARE EITHER $0 OR HAVE BEEN ROUNDED TO $0.
  + INCLUDES INCOME FROM SECURITIES LENDING PROGRAM (SEE NOTE 6).
(1) SEE NOTE 3.
(2) COMMENCED OPERATIONS ON OCTOBER 18, 2002.


        The accompanying notes are an integral part of the financial statements.


74                       1.800.433.6884

[GRAPHIC OF MOUNTAIN RANGE OMITTED]


                                                                            100%                                        CALIFORNIA
                                                                       U.S. TREASURY   U.S. GOVERNMENT   DIVERSIFIED      TAX-FREE
                                                              BOND      MONEY MARKET     MONEY MARKET    MONEY MARKET   MONEY MARKET
                                                              FUND          FUND             FUND           FUND           FUND
                                                           ---------   -------------   ---------------   ------------  --- ---------
Interest Income ..........................................  $17,491+      $10,727           $4,941         $36,628         $ 4,046
                                                            -------       -------           ------         -------         -------
           Total Investment Income .......................   17,491        10,727            4,941          36,628           4,046
                                                            -------       -------           ------         -------         -------
Expenses:
   Administrative Fees ...................................      568         1,300              606           4,220             606
   Investment Adviser Fees ...............................    1,419         1,949              908           6,329             909
   Shareholder Servicing Fees Fiduciary Shares ...........      628           589              579           2,664             368
   Shareholder Servicing Fees Class A Shares .............       70           281               54             885             315
   Shareholder Servicing Fees Class B Shares .............       12            --                3              --              --
   Custodian Fees ........................................       28            65               30             211              31
   Professional Fees .....................................       21            50               22             131              20
   Registration Fees .....................................       19            44               16             127              --
   Transfer Agent Fees ...................................       37            84               38             297              40
   Distribution Fees Class A Shares ......................       70           281               54             885             315
   Distribution Fees Class B Shares ......................       35            --                9              --              --
   Distribution Fees Class S Shares ......................       --         1,659              267           3,795             164
   Insurance Fees ........................................        2             4                2              14               2
   Trustees Fees .........................................        6            13                6              41               6
   Printing Fees .........................................       15            42               20             144              16
   Miscellaneous Fees ....................................       30             8               11              47               5
                                                            -------       -------           ------         -------         -------
           Total Expenses ................................    2,960         6,369            2,625          19,790           2,797
                                                            -------       -------           ------         -------         -------
   Less: Waivers and Reduction of Expenses:
           Administrative Fees ...........................      (57)         (130)             (61)           (422)            (61)
           Investment Adviser Fees .......................       --            --               --              --            (286)
           Shareholder Servicing Fees ....................     (642)         (870)            (633)         (3,549)           (683)
           Distribution Fees .............................      (46)           --               (1)             --              (6)
           Reduction of Expenses (1) .....................      (13)          (30)             (14)            (97)            (14)
                                                            -------       -------           ------         -------         -------
   Total Waivers and Reduction of Expenses ...............     (758)       (1,030)            (709)         (4,068)         (1,050)
                                                            -------       -------           ------         -------         -------
Total Net Expenses .......................................    2,202         5,339            1,916          15,722           1,747
                                                            -------       -------           ------         -------         -------
Net Investment Income ....................................   15,289         5,388            3,025          20,906           2,299
                                                            -------       -------           ------         -------         -------
Net Realized Gain (Loss) on Investments ..................       51           (12)               5              (6)              3
Change in Unrealized Appreciation on Investments .........   14,529            --               --              --              --
                                                            -------       -------           ------         -------         -------
Net Realized and Unrealized Gain (Loss) on Investments ...   14,580           (12)               5              (6)              3
                                                            -------       -------           ------         -------         -------
Increase in Net Assets Resulting from Operations .........  $29,869       $ 5,376           $3,030         $20,900          $2,302
                                                            =======       =======           ======         =======         =======


The accompanying notes are an integral part of the financial statements.

                           WWW.HIGHMARKFUNDS.COM                              75

[HIGHMARK FUNDS LOGO OMITTED]
[GRAPHIC OF MOUNTAIN RANGE OMITTED]

STATEMENTS OF CHANGES IN NET ASSETS (000)

FOR THE SIX MONTH PERIOD ENDED JANUARY 31, 2003 (UNAUDITED) AND FOR THE YEAR ENDED JULY 31, 2002

                                                                                        GROWTH                  VALUE MOMENTUM
                                                                                         FUND                        FUND
                                                                                -----------------------      -----------------------
                                                                                 08/01/02     08/01/01         08/01/02   08/01/01
                                                                                TO 01/31/03 TO 07/31/02      TO 01/31/03 TO 07/31/02
                                                                                ----------- -----------      ----------- -----------
Investment Activities From Operations:
  Net Investment Income (Loss) ..............................................    $     87    $    (262)        $  2,659  $   4,920
  Net Realized Gain (Loss) on Investments ...................................      (7,761)    (146,091)*          2,171     19,999*
  Net Realized Gain (Loss) on Option Contracts ..............................          --           --              203        619
  Net Realized Gain (Loss) on Foreign Currency Transactions .................          --           --               --         --
  Change in Unrealized Appreciation (Depreciation) on Investments ...........        (975)      83,718          (30,112)  (129,118)
  Change in Unrealized Appreciation (Depreciation) on Foreign Currency ......          --           --               --         --
                                                                                 --------    ---------         --------  ---------
Net Decrease in Net Assets Resulting From Operations ........................      (8,649)     (62,635)         (25,079)  (103,580)
                                                                                 --------    ---------         --------  ---------
Distributions to Shareholders:
  Net Investment Income:
    Fiduciary Shares ........................................................        (115)          --           (2,385)    (4,520)
    Class A Shares ..........................................................          (1)          --             (152)      (282)
    Class B Shares ..........................................................          --           --              (24)       (22)
    Class C Shares ..........................................................          --           --               (2)        (3)
  Capital Gains:
    Fiduciary Shares ........................................................          --           --          (15,792)   (26,439)
    Class A Shares ..........................................................          --           --           (1,196)    (2,049)
    Class B Shares ..........................................................          --           --             (367)      (591)
    Class C Shares ..........................................................          --           --              (35)       (69)
                                                                                 --------    ---------         --------  ---------
      Total Distributions ...................................................        (116)          --          (19,953)   (33,975)
                                                                                 --------    ---------         --------  ---------
Change in Net Assets ........................................................      (8,765)     (62,635)         (45,032)  (137,555)
                                                                                 --------    ---------         --------  ---------
Share Transactions: (1)
  Fiduciary Shares:
    Proceeds from Shares Issued .............................................      20,622       55,766           48,439    102,905
    Reinvestment of Distributions ...........................................          77           --           16,600     28,085
    Cost of Shares Redeemed .................................................     (26,314)    (124,494)*        (65,127)  (133,094)*
                                                                                 --------    ---------         --------  ---------
      Total Fiduciary Share Transactions ....................................      (5,615)     (68,728)             (88)    (2,104)
                                                                                 --------    ---------         --------  ---------
  Class A Shares:
    Proceeds from Shares Issued .............................................      36,493      134,049           17,587    180,459
    Reinvestment of Distributions ...........................................           1           --            1,183      2,018
    Cost of Shares Redeemed .................................................     (31,938)    (141,591)         (19,064)  (189,241)
                                                                                 --------    ---------         --------  ---------
      Total Class A Share Transactions ......................................       4,556       (7,542)            (294)    (6,764)
                                                                                 --------    ---------         --------  ---------
  Class B Shares:
    Proceeds from Shares Issued .............................................         747        2,446              473      2,518
    Reinvestment of Distributions ...........................................          --           --              378        597
    Cost of Shares Redeemed .................................................      (1,309)      (2,875)            (990)    (2,063)
                                                                                 --------    ---------         --------  ---------
      Total Class B Share Transactions ......................................        (562)        (429)            (139)     1,052
                                                                                 --------    ---------         --------  ---------
  Class C Shares:
    Proceeds from Shares Issued .............................................         100          271               30        377
    Reinvestment of Distributions ...........................................          --           --               25         56
    Cost of Shares Redeemed .................................................         (79)        (117)            (156)      (324)
                                                                                 --------    ---------         --------  ---------
      Total Class C Share Transactions ......................................          21          154             (101)       109
                                                                                 --------    ---------         --------  ---------
Net Increase (Decrease) in Net Assets From Share Transactions ...............      (1,600)     (76,545)            (622)    (7,707)
                                                                                 --------    ---------         --------  ---------
      Total Increase (Decrease) in Net Assets ...............................     (10,365)    (139,180)         (45,654)  (145,262)
                                                                                 --------    ---------         --------  ---------
Net Assets:
  Beginning of Period .......................................................     179,935      319,115          390,871    536,133
                                                                                 --------    ---------         --------  ---------
  End of Period .............................................................    $169,570    $ 179,935         $345,217  $ 390,871
                                                                                 ========    =========         ========  =========

   AMOUNTS DESIGNATED AS "--" ARE EITHER $0 OR HAVE BEEN ROUNDED TO $0.
     * INCLUDES REALIZED GAINS (LOSSES), REDEMPTIONS OR SUBSCRIPTIONS AS A RESULT OF AN IN-KIND TRANSACTION (SEE NOTE 10).
   (1) FOR SHARE TRANSACTIONS, SEE NOTE 11 IN THE NOTES TO FINANCIAL STATEMENTS.


        The accompanying notes are an integral part of the financial statements.


76                           1.800.433.6884

[GRAPHIC OF MOUNTAIN RANGE OMITTED]

                                                                                    LARGE CAP VALUE                CORE EQUITY
                                                                                         FUND                         FUND
                                                                                -----------------------      -----------------------
                                                                                  08/01/02   08/01/01          08/01/02   08/01/01
                                                                                TO 01/31/03 TO 07/31/02      TO 01/31/03 TO 07/31/02
                                                                                ----------- -----------      ----------- -----------
Investment Activities From Operations:
  Net Investment Income (Loss) ..............................................   $    690    $   2,013         $    541    $    678
  Net Realized Gain (Loss) on Investments ...................................    (14,917)     (32,594)*        (10,531)    (11,265)
  Net Realized Gain (Loss) on Option Contracts ..............................         --           --               --          24
  Net Realized Gain (Loss) on Foreign Currency Transactions .................         --           --               --          --
  Change in Unrealized Appreciation (Depreciation) on Investments ...........      7,982      (15,971)           2,704     (22,449)
  Change in Unrealized Appreciation (Depreciation) on Foreign Currency ......         --           --               --          --
                                                                                --------    ---------         --------    --------
Net Decrease in Net Assets Resulting From Operations ........................     (6,245)     (46,552)          (7,286)    (33,012)
                                                                                --------    ---------         --------    --------
Distributions to Shareholders:
  Net Investment Income:
    Fiduciary Shares ........................................................       (475)      (1,607)            (520)       (652)
    Class A Shares ..........................................................       (163)        (410)              (6)         (7)
    Class B Shares ..........................................................         (5)         (14)              (3)         --
    Class C Shares ..........................................................         --           --               --          --
  Capital Gains:
    Fiduciary Shares ........................................................         --           --               --          --
    Class A Shares ..........................................................         --           --               --          --
    Class B Shares ..........................................................         --           --               --          --
    Class C Shares ..........................................................         --           --               --          --
                                                                                --------    ---------         --------    --------
      Total Distributions ...................................................       (643)      (2,031)            (529)       (659)
                                                                                --------    ---------         --------    --------
Change in Net Assets ........................................................     (6,888)     (48,583)          (7,815)    (33,671)
                                                                                --------    ---------         --------    --------
Share Transactions: (1)
  Fiduciary Shares:
    Proceeds from Shares Issued .............................................     15,985       14,693           19,937      70,032
    Reinvestment of Distributions ...........................................        236          811              188         235
    Cost of Shares Redeemed .................................................    (27,420)     (90,088)*        (21,621)    (19,206)
                                                                                --------    ---------         --------    --------
      Total Fiduciary Share Transactions ....................................    (11,199)     (74,584)          (1,496)     51,061
                                                                                --------    ---------         --------    --------
  Class A Shares:
    Proceeds from Shares Issued .............................................        191        1,457              880         950
    Reinvestment of Distributions ...........................................        158          401                5           7
    Cost of Shares Redeemed .................................................     (3,109)      (9,363)            (505)       (538)
                                                                                --------    ---------         --------    --------
      Total Class A Share Transactions ......................................     (2,760)      (7,505)            380          419
                                                                                --------    ---------         --------    --------
  Class B Shares:
    Proceeds from Shares Issued .............................................         35          112              225       2,095
    Reinvestment of Distributions ...........................................          5           14                3          --
    Cost of Shares Redeemed .................................................       (295)        (671)            (246)       (485)
                                                                                --------    ---------         --------    --------
      Total Class B Share Transactions ......................................       (255)        (545)             (18)      1,610
                                                                                --------    ---------         --------    --------
  Class C Shares:
    Proceeds from Shares Issued .............................................         28           61               --          --
    Reinvestment of Distributions ...........................................         --           --               --          --
    Cost of Shares Redeemed .................................................        (41)         (22)              --          --
                                                                                --------    ---------         --------    --------
      Total Class C Share Transactions ......................................        (13)          39               --          --
                                                                                --------    ---------         --------    --------
Net Increase (Decrease) in Net Assets From Share Transactions ...............    (14,227)     (82,595)          (1,134)     53,090
                                                                                --------    ---------         --------    --------
      Total Increase (Decrease) in Net Assets ...............................    (21,115)    (131,178)          (8,949)     19,419
                                                                                --------    ---------         --------    --------
Net Assets:
  Beginning of Period .......................................................    112,462      243,640          119,284      99,865
                                                                                --------    ---------         --------    --------
  End of Period .............................................................   $ 91,347    $ 112,462         $110,335    $119,284
                                                                                ========    =========         ========    ========


                                                                                       BALANCED                 SMALL CAP VALUE
                                                                                         FUND                         FUND
                                                                                -----------------------      -----------------------
                                                                                  08/01/02   08/01/01          08/01/02   08/01/01
                                                                                TO 01/31/03 TO 07/31/02      TO 01/31/03 TO 07/31/02
                                                                                ----------- -----------      ----------- -----------
Investment Activities From Operations:
  Net Investment Income (Loss) ..............................................   $  2,200    $   6,823         $    181    $    (54)
  Net Realized Gain (Loss) on Investments ...................................     (4,082)      (9,961)*           (229)        (12)
  Net Realized Gain (Loss) on Option Contracts ..............................         --           48               --          --
  Net Realized Gain (Loss) on Foreign Currency Transactions .................         --           --                2          --
  Change in Unrealized Appreciation (Depreciation) on Investments ...........     (3,178)     (40,639)          (2,135)     (4,630)
  Change in Unrealized Appreciation (Depreciation) on Foreign Currency ......         --           --               (1)          2
                                                                                --------    ---------         --------    --------
Net Decrease in Net Assets Resulting From Operations ........................     (5,060)     (43,729)          (2,182)     (4,694)
                                                                                --------    ---------         --------    --------
Distributions to Shareholders:
  Net Investment Income:
    Fiduciary Shares ........................................................     (2,071)      (6,555)            (128)         --
    Class A Shares ..........................................................        (77)        (179)             (16)         --
    Class B Shares ..........................................................        (33)         (73)              --          --
    Class C Shares ..........................................................         (1)          (2)              --          --
  Capital Gains:
    Fiduciary Shares ........................................................         --       (5,891)              --      (2,962)
    Class A Shares ..........................................................         --         (173)              --        (425)
    Class B Shares ..........................................................         --          (97)              --        (305)
    Class C Shares ..........................................................         --           (3)              --         (38)
                                                                                --------    ---------         --------    --------
      Total Distributions ...................................................     (2,182)     (12,973)            (144)     (3,730)
                                                                                --------    ---------         --------    --------
Change in Net Assets ........................................................     (7,242)     (56,702)          (2,326)     (8,424)
                                                                                --------    ---------         --------    --------
Share Transactions: (1)
  Fiduciary Shares:
    Proceeds from Shares Issued .............................................     22,878       32,354           23,385      21,812
    Reinvestment of Distributions ...........................................      2,017       12,188               64       2,805
    Cost of Shares Redeemed .................................................    (29,104)    (131,530)*        (19,860)    (33,886)
                                                                                --------    ---------         --------    --------
      Total Fiduciary Share Transactions ....................................     (4,209)     (86,988)           3,589      (9,269)
                                                                                --------    ---------         --------    --------
  Class A Shares:
    Proceeds from Shares Issued .............................................        706        7,203            5,982      20,490
    Reinvestment of Distributions ...........................................         73          342               14         377
    Cost of Shares Redeemed .................................................       (842)      (7,816)          (6,132)    (13,414)
                                                                                --------    ---------         --------    --------
      Total Class A Share Transactions .....................................         (63)        (271)            (136)      7,453
                                                                                --------    ---------         --------    --------
  Class B Shares:
    Proceeds from Shares Issued .............................................        402        1,290            1,083       4,638
    Reinvestment of Distributions ...........................................         32          168               --         277
    Cost of Shares Redeemed .................................................       (651)      (1,381)          (1,003)     (1,156)
                                                                                --------    ---------         --------    --------
      Total Class B Share Transactions ......................................       (217)          77               80       3,759
                                                                                --------    ---------         --------    --------
  Class C Shares:
    Proceeds from Shares Issued .............................................         46          101              452       1,672
    Reinvestment of Distributions ...........................................          1            5               --          37
    Cost of Shares Redeemed .................................................        (66)         (27)            (246)       (184)
                                                                                --------    ---------         --------    --------
      Total Class C Share Transactions ......................................        (19)          79              206       1,525
                                                                                --------    ---------         --------    --------
Net Increase (Decrease) in Net Assets From Share Transactions ...............     (4,508)     (87,103)           3,739       3,468
                                                                                --------    ---------         --------    --------
      Total Increase (Decrease) in Net Assets ...............................    (11,750)    (143,805)           1,413      (4,956)
                                                                                --------    ---------         --------    --------
Net Assets:
  Beginning of Period .......................................................    191,885      335,690           90,161      95,117
                                                                                --------    ---------         --------    --------
  End of Period .............................................................   $180,135    $ 191,885         $ 91,574    $ 90,161
                                                                                ========    =========         ========    ========


                                                                                 INTERNATIONAL EQUITY
                                                                                         FUND
                                                                                -----------------------
                                                                                  08/01/02   08/01/01
                                                                                TO 01/31/03 TO 07/31/02
                                                                                ----------- -----------
Investment Activities From Operations:
  Net Investment Income (Loss) ..............................................   $     (73)   $     132
  Net Realized Gain (Loss) on Investments ...................................      (3,488)     (10,890)*
  Net Realized Gain (Loss) on Option Contracts ..............................          --           (5)
  Net Realized Gain (Loss) on Foreign Currency Transactions .................         (21)         (61)
  Change in Unrealized Appreciation (Depreciation) on Investments ...........         263        2,693
  Change in Unrealized Appreciation (Depreciation) on Foreign Currency ......         (15)          10
                                                                                ---------    ---------
Net Decrease in Net Assets Resulting From Operations ........................      (3,334)      (8,121)
                                                                                ---------    ---------
Distributions to Shareholders:
  Net Investment Income:
    Fiduciary Shares ........................................................          --         (155)
    Class A Shares ..........................................................          --           --
    Class B Shares ..........................................................          --           --
    Class C Shares ..........................................................          --           --
  Capital Gains:
    Fiduciary Shares ........................................................          --           --
    Class A Shares ..........................................................          --           --
    Class B Shares ..........................................................          --           --
    Class C Shares ..........................................................          --           --
                                                                                ---------    ---------
      Total Distributions ...................................................          --         (155)
                                                                                ---------    ---------
Change in Net Assets ........................................................      (3,334)      (8,276)
                                                                                ---------    ---------
Share Transactions: (1)
  Fiduciary Shares:
    Proceeds from Shares Issued .............................................     123,323      119,127
    Reinvestment of Distributions ...........................................          --          122
    Cost of Shares Redeemed .................................................    (122,383)    (193,846)*
                                                                                ---------    ---------
      Total Fiduciary Share Transactions ....................................         940      (74,597)
                                                                                ---------    ---------
  Class A Shares:
    Proceeds from Shares Issued .............................................       7,138       36,186
    Reinvestment of Distributions ...........................................          --           --
    Cost of Shares Redeemed .................................................      (7,094)     (40,974)
                                                                                ---------    ---------
      Total Class A Share Transactions ......................................          44       (4,788)
                                                                                ---------    ---------
  Class B Shares:
    Proceeds from Shares Issued .............................................          28          124
    Reinvestment of Distributions ...........................................          --           --
    Cost of Shares Redeemed .................................................         (65)        (327)
                                                                                ---------    ---------
      Total Class B Share Transactions ......................................         (37)        (203)
                                                                                ---------    ---------
  Class C Shares:
    Proceeds from Shares Issued .............................................          --           --
    Reinvestment of Distributions ...........................................          --           --
    Cost of Shares Redeemed .................................................          (1)          (1)
                                                                                ---------    ---------
      Total Class C Share Transactions ......................................          (1)          (1)
                                                                                ---------    ---------
Net Increase (Decrease) in Net Assets From Share Transactions ...............         946      (79,589)
                                                                                ---------    ---------
      Total Increase (Decrease) in Net Assets ...............................      (2,388)     (87,865)
                                                                                ---------    ---------
Net Assets:
  Beginning of Period .......................................................      30,383      118,248
                                                                                ---------    ---------
  End of Period .............................................................   $  27,995    $  30,383
                                                                                =========    =========


                              WWW.HIGHMARKFUNDS.COM                           77

[HIGHMARK FUNDS LOGO OMITTED]
[GRAPHIC OF MOUNTAIN RANGE OMITTED]

STATEMENTS OF CHANGES IN NET ASSETS (000)

FOR THE SIX MONTH PERIOD ENDED JANUARY 31, 2003, UNLESS OTHERWISE INDICATED, (UNAUDITED) AND FOR THE YEAR ENDED JULY 31, 2002


                                                                               CALIFORNIA INTERMEDIATE      NATIONAL INTERMEDIATE
                                                                                     TAX-FREE BOND               TAX-FREE BOND
                                                                                         FUND                        FUND
                                                                               ------------------------      ---------------------
                                                                                 08/01/02     08/01/01             10/18/02 (2)
                                                                               TO 01/31/03  TO 01/31/03            TO 07/31/02
                                                                               -----------  -----------      ---------------------
Investment Activities From Operations:
  Net Investment Income .....................................................    $  4,320     $  8,416               $   835
  Net Realized Gain (Loss) on Investments ...................................          50          234                    --
  Change in Unrealized Appreciation (Depreciation) on Investments ...........       1,424        3,892                 1,230
                                                                                 --------     --------               -------
Net Increase in Net Assets Resulting From Operations ........................       5,794       12,542                 2,065
                                                                                 --------     --------               -------
Distributions to Shareholders:
  Net Investment Income:
    Fiduciary Shares ........................................................      (2,376)      (4,811)                 (784)
    Class A Shares ..........................................................      (1,896)      (3,409)                   (3)
    Class B Shares ..........................................................        (121)        (170)                   --
    Class S Shares ..........................................................          --           --                    --
  Capital Gains:
    Fiduciary Shares ........................................................        (144)        (402)                   --
    Class A Shares ..........................................................        (116)        (261)                   --
    Class B Shares ..........................................................         (10)         (17)                   --
                                                                                 --------     --------               -------
      Total Distributions ...................................................      (4,663)      (9,070)                 (787)
                                                                                 --------     --------               -------
Change in Net Assets ........................................................       1,131        3,472                 1,278
                                                                                 --------     --------               -------
Share Transactions: (1)
  Fiduciary Shares:
    Proceeds from the acquisition of the
      UBOC Intermediate Municipal Bond Fund .................................          --           --                70,645
    Proceeds from Shares Issued .............................................      10,367       20,271                 3,366
    Reinvestment of Distributions ...........................................         225          573                    --
    Cost of Shares Redeemed .................................................     (12,899)     (22,683)               (2,051)
                                                                                 --------     --------               -------
      Total Fiduciary Share Transactions ....................................      (2,307)      (1,839)               71,960
                                                                                 --------     --------               -------
  Class A Shares:
    Proceeds from the acquisition of Current Income Shares, Inc. ............          --           --                    --
    Proceeds from Shares Issued .............................................      19,442       65,702                   526
    Reinvestment of Distributions ...........................................       1,694        3,051                     2
    Cost of Shares Redeemed .................................................     (22,161)     (39,797)                   --
                                                                                 --------     --------               -------
      Total Class A Share Transactions ......................................      (1,025)      28,956                   528
                                                                                 --------     --------               -------
  Class B Shares:
    Proceeds from Shares Issued .............................................       1,964        4,390                    --
    Reinvestment of Distributions ...........................................          93          133                    --
    Cost of Shares Redeemed .................................................        (211)        (539)                   --
                                                                                 --------     --------               -------
      Total Class B Share Transactions ......................................       1,846        3,984                    --
                                                                                 --------     --------               -------
  Class S Shares:
    Proceeds from Shares Issued .............................................          --           --                    --
    Reinvestment of Distributions ...........................................          --           --                    --
    Cost of Shares Redeemed .................................................          --           --                    --
                                                                                 --------     --------               -------
      Total Class S Share Transactions ......................................          --           --                    --
                                                                                 --------     --------               -------
Net Increase (Decrease) in Net Assets From Share Transactions ...............      (1,486)      31,101                72,488
                                                                                 --------     --------               -------
      Total Increase (Decrease) in Net Assets ...............................        (355)      34,573                73,766
                                                                                 --------     --------               -------
Net Assets:
  Beginning of Period .......................................................     230,287      195,714                    --
                                                                                 --------     --------               -------
  End of Period .............................................................    $229,932     $230,287               $73,766
                                                                                 ========     ========               =======

    AMOUNTS DESIGNATED AS "--" ARE EITHER $0 OR HAVE BEEN ROUNDED TO $0.
    (1) FOR SHARE TRANSACTIONS, SEE NOTE 11 IN THE NOTES TO FINANCIAL
        STATEMENTS.
    (2) COMMENCEMENT OF OPERATIONS.

        The accompanying notes are an integral part of the financial statements.

78                      1.800.433.6884

[GRAPHIC OF MOUNTAIN RANGE OMITTED]

                                                                                                               100% U.S. TREASURY
                                                                                         BOND                     MONEY MARKET
                                                                                         FUND                         FUND
                                                                               ------------------------    -----------------------
                                                                                 08/01/02     08/01/01      08/01/02     08/01/01
                                                                               TO 01/31/03  TO 01/31/03    TO 07/31/02 TO 01/31/03
                                                                               -----------  -----------    ----------- ----------- -
Investment Activities From Operations:
  Net Investment Income .....................................................   $  15,289    $  32,906     $     5,388  $    24,302
  Net Realized Gain (Loss) on Investments ...................................          51       (1,892)            (12)        (114)
  Change in Unrealized Appreciation (Depreciation) on Investments ...........      14,529       (8,029)             --           --
                                                                                ---------    ---------     -----------  -----------
Net Increase in Net Assets Resulting From Operations ........................      29,869       22,985           5,376       24,188
                                                                                ---------    ---------     -----------  -----------

Distributions to Shareholders:
  Net Investment Income:
    Fiduciary Shares ........................................................     (13,856)     (30,605)         (2,643)      (9,423)
    Class A Shares ..........................................................      (1,542)      (1,863)           (980)      (4,308)
    Class B Shares ..........................................................        (218)        (265)             --           --
    Class S Shares ..........................................................          --           --          (1,765)     (10,571)
  Capital Gains:
    Fiduciary Shares ........................................................          --           --              --           --
    Class A Shares ..........................................................          --           --              --           --
    Class B Shares ..........................................................          --           --              --           --
                                                                                ---------    ---------     -----------  -----------
      Total Distributions ...................................................     (15,616)     (32,733)         (5,388)     (24,302)
                                                                                ---------    ---------     -----------  -----------
Change in Net Assets ........................................................      14,253       (9,748)            (12)        (114)
                                                                                ---------    ---------     -----------  -----------
Share Transactions: (1)
  Fiduciary Shares:
    Proceeds from the acquisition of the
      UBOC Intermediate Municipal Bond Fund .................................          --           --              --           --
    Proceeds from Shares Issued .............................................     128,134      135,991       1,368,155    1,918,026
    Reinvestment of Distributions ...........................................       6,792       15,495             120          358
    Cost of Shares Redeemed .................................................    (131,797)    (189,848)     (1,481,339)  (1,799,222)
                                                                                ---------    ---------     -----------  -----------
      Total Fiduciary Share Transactions ....................................       3,129      (38,362)       (113,064)     119,162
                                                                                ---------    ---------     -----------  -----------
  Class A Shares:
    Proceeds from the acquisition of Current Income Shares, Inc. ............          --       45,329              --           --
    Proceeds from Shares Issued .............................................      16,091       17,180         125,524      275,975
    Reinvestment of Distributions ...........................................         947        1,314             980        4,988
    Cost of Shares Redeemed .................................................     (13,693)     (26,520)       (144,847)    (307,023)
                                                                                ---------    ---------     -----------  -----------
      Total Class A Share Transactions ......................................       3,345       37,303         (18,343)     (26,060)
                                                                                ---------    ---------     -----------  -----------
  Class B Shares:
    Proceeds from Shares Issued .............................................       1,895        6,512              --           --
    Reinvestment of Distributions ...........................................         160          222              --           --
    Cost of Shares Redeemed .................................................        (451)        (665)             --           --
                                                                                ---------    ---------     -----------  -----------
      Total Class B Share Transactions ......................................       1,604        6,069              --           --
                                                                                ---------    ---------     -----------  -----------
  Class S Shares:
    Proceeds from Shares Issued .............................................          --           --         873,456    1,778,825
    Reinvestment of Distributions ...........................................          --           --           1,764       12,532
    Cost of Shares Redeemed .................................................          --           --        (986,477)  (1,962,911)
                                                                                ---------    ---------     -----------  -----------
      Total Class S Share Transactions ......................................          --           --        (111,254)    (171,554)
                                                                                ---------    ---------     -----------  -----------
Net Increase (Decrease) in Net Assets From Share Transactions ...............       8,078        5,010        (242,661)     (78,452)
                                                                                ---------    ---------     -----------  -----------
      Total Increase (Decrease) in Net Assets ...............................      22,331       (4,738)       (242,673)     (78,566)
                                                                                ---------    ---------     -----------  -----------
Net Assets:
  Beginning of Period .......................................................     546,166      550,904       1,350,926    1,429,492
                                                                                ---------    ---------     -----------  -----------
  End of Period .............................................................   $ 568,497    $ 546,166     $ 1,108,253  $ 1,350,926
                                                                                =========    =========     ===========  ===========


                                                                                    U.S. GOVERNMENT               DIVERSIFIED
                                                                                     MONEY MARKET                MONEY MARKET
                                                                                          FUND                       FUND
                                                                               ------------------------    -----------------------
                                                                                 08/01/02     08/01/01       08/01/02    08/01/01
                                                                               TO 01/31/03  TO 01/31/03    TO 07/31/02 TO 01/31/03
                                                                               -----------  -----------    ----------- -----------
Investment Activities From Operations:
  Net Investment Income ..................................................... $     3,025  $    11,498     $    20,906  $    86,993
  Net Realized Gain (Loss) on Investments ...................................           5          (40)             (6)           5
  Change in Unrealized Appreciation (Depreciation) on Investments ...........          --           --              --           --
                                                                              -----------  -----------     -----------  -----------
Net Increase in Net Assets Resulting From Operations ........................       3,030       11,458          20,900       86,998
                                                                              -----------  -----------     -----------  -----------
Distributions to Shareholders:
  Net Investment Income:
    Fiduciary Shares ........................................................      (2,560)      (8,898)        (12,928)     (46,361)
    Class A Shares ..........................................................        (184)        (792)         (3,412)     (15,766)
    Class B Shares ..........................................................          (2)         (12)             --           --
    Class S Shares ..........................................................        (280)      (1,773)         (4,569)     (24,843)
  Capital Gains:
    Fiduciary Shares ........................................................          --           --              --           --
    Class A Shares ..........................................................          --           --              --           --
    Class B Shares ..........................................................          --           --              --           --
                                                                              -----------  -----------     -----------  -----------
      Total Distributions ...................................................      (3,026)     (11,475)        (20,909)     (86,970)
                                                                              -----------  -----------     -----------  -----------
Change in Net Assets ........................................................           4          (17)             (9)          28
                                                                              -----------  -----------     -----------  -----------
Share Transactions: (1)
  Fiduciary Shares:
    Proceeds from the acquisition of the
      UBOC Intermediate Municipal Bond Fund .................................          --           --              --           --
    Proceeds from Shares Issued .............................................   1,326,487    2,103,135       1,965,218    4,138,677
    Reinvestment of Distributions ...........................................          56          201           2,814        9,216
    Cost of Shares Redeemed .................................................  (1,475,969)  (1,931,553)     (2,107,365)  (4,070,889)
                                                                              -----------  -----------     -----------  -----------
      Total Fiduciary Share Transactions ....................................    (149,426)     171,783        (139,333)      77,004
                                                                              -----------  -----------     -----------  -----------
  Class A Shares:
    Proceeds from the acquisition of Current Income Shares, Inc. ............          --           --              --           --
    Proceeds from Shares Issued .............................................      42,707      109,727         280,003      931,755
    Reinvestment of Distributions ...........................................         182          901           3,368       17,986
    Cost of Shares Redeemed .................................................     (36,109)    (113,983)       (336,212)  (1,088,536)
                                                                              -----------  -----------     -----------  -----------
      Total Class A Share Transactions ......................................       6,780       (3,355)        (52,841)    (138,795)
                                                                              -----------  -----------     -----------  -----------
  Class B Shares:
    Proceeds from Shares Issued .............................................         972        1,637              --           --
    Reinvestment of Distributions ...........................................           2           13              --           --
    Cost of Shares Redeemed .................................................        (530)        (593)             --           --
                                                                              -----------  -----------     -----------  -----------
      Total Class B Share Transactions ......................................         444        1,057              --           --
                                                                              -----------  -----------     -----------  -----------
  Class S Shares:
    Proceeds from Shares Issued .............................................     244,992      457,185       1,443,402    2,669,696
    Reinvestment of Distributions ...........................................         281        2,132           4,569       29,103
    Cost of Shares Redeemed .................................................    (257,212)    (519,621)     (1,547,681)  (2,945,552)
                                                                              -----------  -----------     -----------  -----------
      Total Class S Share Transactions ......................................     (11,939)     (60,304)        (99,710)    (246,753)
                                                                              -----------    ---------     -----------  -----------
Net Increase (Decrease) in Net Assets From Share Transactions ...............    (154,141)     109,181        (291,884)    (308,544)
                                                                              -----------    ---------     -----------  -----------
      Total Increase (Decrease) in Net Assets ...............................    (154,137)     109,164        (291,893)    (308,516)
                                                                              -----------    ---------     -----------  -----------
Net Assets:
  Beginning of Period .......................................................     721,927      612,763       4,197,975    4,506,491
                                                                              -----------    ---------     -----------  -----------
  End of Period ............................................................. $   567,790    $ 721,927     $ 3,906,082  $ 4,197,975
                                                                              ===========    =========     ===========  ===========



                                                                                 CALIFORNIA TAX-FREE
                                                                                     MONEY MARKET
                                                                                          FUND
                                                                               -----------------------
                                                                                 08/01/02     08/01/01
                                                                               TO 01/31/03  TO 07/31/02
                                                                               -----------  -----------
Investment Activities From Operations:
  Net Investment Income .....................................................   $   2,299    $   7,079
  Net Realized Gain (Loss) on Investments ...................................           3           21
  Change in Unrealized Appreciation (Depreciation) on Investments ...........          --           --
                                                                                ---------    ---------
Net Increase in Net Assets Resulting From Operations ........................       2,302        7,100
                                                                                ---------    ---------
Distributions to Shareholders:
  Net Investment Income:
    Fiduciary Shares ........................................................      (1,347)      (3,688)
    Class A Shares ..........................................................        (839)      (2,709)
    Class B Shares ..........................................................          --           --
    Class S Shares ..........................................................        (116)        (682)
  Capital Gains:
    Fiduciary Shares ........................................................          --           --
    Class A Shares ..........................................................          --           --
    Class B Shares ..........................................................          --           --
                                                                                ---------    ---------
      Total Distributions ...................................................      (2,302)      (7,079)
                                                                                ---------    ---------
Change in Net Assets ........................................................          --           21
                                                                                ---------    ---------
Share Transactions: (1)
  Fiduciary Shares:
    Proceeds from the acquisition of the
      UBOC Intermediate Municipal Bond Fund .................................          --           --
    Proceeds from Shares Issued .............................................     225,202      409,901
    Reinvestment of Distributions ...........................................          --            1
    Cost of Shares Redeemed .................................................    (202,671)    (447,956)
                                                                                ---------    ---------
      Total Fiduciary Share Transactions ....................................      22,531      (38,054)
                                                                                ---------    ---------
  Class A Shares:
    Proceeds from the acquisition of Current Income Shares, Inc. ............          --           --
    Proceeds from Shares Issued .............................................     175,427      283,785
    Reinvestment of Distributions ...........................................         837        3,082
    Cost of Shares Redeemed .................................................    (163,491)    (299,918)
                                                                                ---------    ---------
      Total Class A Share Transactions ......................................      12,773      (13,051)
                                                                                ---------    ---------
  Class B Shares:
    Proceeds from Shares Issued .............................................          --           --
    Reinvestment of Distributions ...........................................          --           --
    Cost of Shares Redeemed .................................................          --           --
                                                                                ---------    ---------
      Total Class B Share Transactions ......................................          --           --
                                                                                ---------    ---------
  Class S Shares:
    Proceeds from Shares Issued .............................................     136,916      432,166
    Reinvestment of Distributions ...........................................         116          813
    Cost of Shares Redeemed .................................................    (144,311)    (489,814)
                                                                                ---------    ---------
      Total Class S Share Transactions ......................................      (7,279)     (56,835)
                                                                                ---------    ---------
Net Increase (Decrease) in Net Assets From Share Transactions ...............      28,025     (107,940)
                                                                                ---------    ---------
      Total Increase (Decrease) in Net Assets ...............................      28,025     (107,919)
                                                                                ---------    ---------
Net Assets:
  Beginning of Period .......................................................     585,583      693,502
                                                                                ---------    ---------
  End of Period .............................................................   $ 613,608    $ 585,583
                                                                                =========    =========

The accompanying notes are an integral part of the financial statements.


                              WWW.HIGHMARKFUNDS.COM                           79

[HIGHMARK FUNDS LOGO OMITTED]
[GRAPHIC OF MOUNTAIN RANGE OMITTED]

FINANCIAL HIGHLIGHTS

FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD
FOR THE SIX MONTH PERIOD ENDED JANUARY 31, 2003 (UNAUDITED) AND THE YEARS OR PERIODS ENDED JULY 31,

                                  INVESTMENT ACTIVITIES        DISTRIBUTIONS
                    NET           ---------------------        -------------                         NET
                  ASSET                       NET REALIZED                                          ASSET
                  VALUE,           NET       AND UNREALIZED         NET                             VALUE,
                 BEGINNING     INVESTMENT    GAIN (LOSS) ON     INVESTMENT         CAPITAL           END           TOTAL***
                 OF PERIOD    INCOME (LOSS)    INVESTMENTS        INCOME            GAINS         OF PERIOD         RETURN
---------------------------------------------------------------------------------------------------------------------------
-----------
GROWTH FUND
-----------
  FIDUCIARY SHARES
  2003+*          $ 6.53          0.006          (0.311)          (0.005)              --          $  6.22          (4.68)%
  2002+             8.68         (0.004)         (2.146)              --               --             6.53         (24.77)
  2001+            18.62         (0.061)         (7.684)              --           (2.195)            8.68         (45.71)
  2000             18.39             --           2.030               --           (1.800)           18.62          11.13
  1999             16.92         (0.018)          2.759               --           (1.271)           18.39          17.24
  1998             17.36          0.017           3.108           (0.033)          (3.532)           16.92          22.59

  CLASS A SHARES
  2003+*          $ 6.47         (0.003)         (0.317)              --               --          $  6.15          (4.94)%
  2002+             8.61         (0.022)         (2.118)              --               --             6.47         (24.85)
  2001+            18.53         (0.093)         (7.632)              --           (2.195)            8.61         (45.83)
  2000             18.35             --           1.980               --           (1.800)           18.53          10.87
  1999             16.93         (0.055)          2.746               --           (1.271)           18.35          16.92
  1998             17.39         (0.018)          3.100           (0.015)          (3.532)           16.93          22.26

  CLASS B SHARES
  2003+*          $ 6.24         (0.023)         (0.297)              --               --          $  5.92          (5.13)%
  2002+             8.36         (0.069)         (2.051)              --               --             6.24         (25.36)
  2001+            18.19         (0.168)         (7.467)              --           (2.195)            8.36         (46.23)
  2000             18.15             --           1.840               --           (1.800)           18.19          10.18
  1999             16.85         (0.103)          2.674               --           (1.271)           18.15          16.26
  1998 (1)         14.76         (0.035)          2.125               --               --            16.85          28.71**

  CLASS C SHARES
  2003+*          $ 6.24         (0.023)         (0.297)              --               --          $  5.92          (5.13)%
  2002+             8.37         (0.069)         (2.061)              --               --             6.24         (25.45)
  2001+            18.19         (0.160)         (7.465)              --           (2.195)            8.37         (46.17)
  2000 (2)         19.43             --           0.560               --           (1.800)           18.19           2.92

-------------------
VALUE MOMENTUM FUND
-------------------

  FIDUCIARY SHARES
  2003+*          $20.05          0.141          (1.383)          (0.136)          (0.922)          $17.75          (6.40)%
  2002+            27.00          0.254          (5.404)          (0.247)          (1.553)           20.05         (20.06)
  2001             29.10          0.245          (0.411)          (0.252)          (1.682)           27.00          (0.55)
  2000             29.56          0.256           1.002           (0.255)          (1.463)           29.10           4.47
  1999             27.31          0.315           3.117           (0.318)          (0.866)           29.56          13.08
  1998             25.48          0.332           2.003           (0.341)          (0.164)           27.31           9.22

  CLASS A SHARES
  2003+*          $20.04          0.117          (1.382)          (0.113)          (0.922)          $17.74          (6.52)%
  2002+            26.99          0.195          (5.401)          (0.191)          (1.553)           20.04         (20.25)
  2001             29.09          0.160          (0.394)          (0.184)          (1.682)           26.99          (0.80)
  2000             29.55          0.196           0.993           (0.186)          (1.463)           29.09           4.23
  1999             27.31          0.245           3.119           (0.255)          (0.866)           29.55          12.79
  1998             25.48          0.262           2.007           (0.275)          (0.164)           27.31           8.96

  CLASS B SHARES
  2003+*          $19.90          0.055          (1.375)          (0.058)          (0.922)          $17.60          (6.83)%
  2002+            26.81          0.038          (5.341)          (0.054)          (1.553)           19.90         (20.71)
  2001             28.95         (0.013)         (0.411)          (0.034)          (1.682)           26.81          (1.48)
  2000             29.46          0.032           0.950           (0.029)          (1.463)           28.95           3.50
  1999             27.28          0.024           3.113           (0.088)          (0.866)           29.46          11.89
  1998 (1)         26.82          0.046           0.479           (0.064)              --            27.28           3.94**

  CLASS C SHARES
  2003+*          $19.87          0.055          (1.366)          (0.057)          (0.922)          $17.58          (6.80)%
  2002+            26.80          0.037          (5.359)          (0.055)          (1.553)           19.87         (20.79)
  2001             28.94         (0.093)         (0.329)          (0.036)          (1.682)           26.80          (1.47)
  2000 (2)         29.50          0.128           0.819           (0.044)          (1.463)           28.94           3.37


                                                                                RATIO OF
                                                  RATIO                      NET INVESTMENT
                                               OF EXPENSES                   INCOME (LOSS) TO
                                               TO AVERAGE                       AVERAGE
                    NET                        NET ASSETS        RATIO OF      NET ASSETS
                  ASSETS,         RATIO         EXCLUDING     NET INVESTMENT   EXCLUDING
                    END         OF EXPENSES    FEE WAIVERS     INCOME (LOSS)  FEE WAIVERS      PORTFOLIO
                OF PERIOD       TO AVERAGE    AND REDUCTION     TO AVERAGE   AND REDUCTION     TURNOVER
                   (000)        NET ASSETS     OF EXPENSES       NET ASSETS    OF EXPENSES        RATE
--------------------------------------------------------------------------------------------------------
-----------
GROWTH FUND
-----------
  FIDUCIARY SHARES
  2003+*        $143,794           0.94%           1.11%            0.17%           0.00%          27%
  2002+          156,663           0.93            1.10            (0.05)          (0.22)         105
  2001+          279,625           0.92            1.11            (0.46)          (0.65)          26
  2000           722,376           0.92            1.09            (0.32)          (0.49)          67
  1999           738,548           0.90            1.09            (0.14)          (0.33)          52
  1998           499,060           0.91            1.08             0.08           (0.09)          67

  CLASS A SHARES
  2003+*        $ 15,835           1.19%           1.36%           (0.10)%         (0.27)%          27%
  2002+           12,214           1.18            1.35            (0.28)          (0.45)          105
  2001+           24,223           1.17            1.36            (0.71)          (0.90)           26
  2000            54,199           1.17            1.34            (0.60)          (0.77)           67
  1999            24,579           1.14            1.34            (0.38)          (0.58)           52
  1998            17,173           1.16            1.34            (0.17)          (0.35)           67

  CLASS B SHARES
  2003+*         $ 9,226           1.84%           1.86%           (0.73)%         (0.75)%          27%
  2002+           10,322           1.83            1.86            (0.94)          (0.97)          105
  2001+           14,450           1.82            1.86            (1.35)          (1.39)           26
  2000            24,407           1.82            1.84            (1.26)          (1.28)           67
  1999            11,111           1.79            1.84            (1.04)          (1.09)           52
  1998 (1)         1,948           1.81**          1.84**          (0.94)**        (0.97)**         67

  CLASS C SHARES
  2003+*           $ 715           1.84%           1.86%           (0.73)%         (0.75)%          27%
  2002+              736           1.83            1.86            (0.94)          (0.97)          105
  2001+              817           1.82            1.86            (1.35)          (1.39)           26
  2000 (2)           817           1.82**          1.84**          (1.46)**        (1.48)**         67

-------------------
VALUE MOMENTUM FUND
-------------------

  FIDUCIARY SHARES
  2003+*        $314,194           0.94%           1.11%            1.47%           1.30%            1%
  2002+          355,004           0.93            1.10             1.06            0.89            12
  2001           482,337           0.92            1.10             0.85            0.67             3
  2000           619,618           0.90            1.09             0.88            0.69             3
  1999           843,316           0.81            1.09             1.15            0.87             9
  1998           863,627           0.81            1.08             1.25            0.98             7

  CLASS A SHARES
  2003+*        $ 23,062           1.19%           1.36%            1.22%           1.05%            1%
  2002+           26,595           1.18            1.35             0.81            0.64            12
  2001            42,466           1.17            1.35             0.59            0.41             3
  2000            40,930           1.15            1.34             0.62            0.43             3
  1999            36,495           1.06            1.34             0.90            0.62             9
  1998            35,325           1.06            1.33             0.99            0.72             7

  CLASS B SHARES
  2003+*         $ 7,312           1.84%           1.86%            0.57%           0.55%            1%
  2002+            8,427           1.83            1.85             0.16            0.14            12
  2001            10,292           1.82            1.85            (0.05)          (0.08)            3
  2000             8,336           1.82            1.84            (0.06)          (0.08)            3
  1999             6,506           1.81            1.84             0.14            0.11             9
  1998 (1)         5,202           1.81**          1.84**           0.15**          0.13**           7

  CLASS C SHARES
  2003+*         $   649           1.84%           1.86%            0.58%           0.56%            1%
  2002+              845           1.83            1.85             0.15            0.13            12
  2001             1,038           1.82            1.85            (0.06)          (0.09)            3
  2000 (2)           568           1.82**          1.84**          (0.21)**        (0.23)**          3


        The accompanying notes are an integral part of the financial statements.


80                    1.800.433.6884

[GRAPHIC OF MOUNTAIN RANGE OMITTED]

                                  INVESTMENT ACTIVITIES        DISTRIBUTIONS
                    NET           ---------------------        -------------                         NET
                  ASSET                       NET REALIZED                                          ASSET
                  VALUE,           NET       AND UNREALIZED         NET                             VALUE,
                 BEGINNING     INVESTMENT    GAIN (LOSS) ON     INVESTMENT         CAPITAL           END           TOTAL***
                 OF PERIOD    INCOME (LOSS)    INVESTMENTS        INCOME            GAINS         OF PERIOD         RETURN
---------------------------------------------------------------------------------------------------------------------------
--------------------
LARGE CAP VALUE FUND
--------------------

  FIDUCIARY SHARES
  2003+*          $ 8.25          0.058          (0.553)          (0.055)              --       $ 7.70              (6.02)%
  2002+            11.04          0.123          (2.790)          (0.123)              --         8.25             (24.31)
  2001             12.35          0.129          (0.438)          (0.127)          (0.874)       11.04              (2.90)
  2000             17.78          0.227          (1.864)          (0.228)          (3.565)       12.35              (9.67)
  1999             17.92          0.247           2.072           (0.249)          (2.206)       17.78              14.23
  1998             18.21          0.305           1.486           (0.302)          (1.776)       17.92              10.79

  CLASS A SHARES
  2003+*          $ 8.26          0.048          (0.543)          (0.045)              --       $ 7.72              (6.01)%
  2002+            11.06          0.096          (2.796)          (0.100)              --         8.26             (24.55)
  2001             12.38          0.097          (0.445)          (0.098)          (0.874)       11.06              (3.22)
  2000             17.81          0.210          (1.882)          (0.193)          (3.565)       12.38              (9.86)
  1999             17.95          0.189           2.087           (0.208)          (2.206)       17.81              13.94
  1998             18.24          0.262           1.486           (0.258)          (1.776)       17.95              10.50

  CLASS B SHARES
  2003+*          $ 8.19          0.022          (0.549)          (0.023)              --       $ 7.64              (6.44)%
  2002+            10.97          0.032          (2.764)          (0.048)              --         8.19             (24.97)
  2001             12.30          0.020          (0.442)          (0.034)          (0.874)       10.97              (3.84)
  2000             17.74          0.101          (1.864)          (0.112)          (3.565)       12.30             (10.50)
  1999             17.90          0.089           2.071           (0.115)          (2.206)       17.74              13.25
  1998 (1)         16.88          0.057           1.034           (0.072)              --        17.90              13.10**

  CLASS C SHARES
  2003+*          $ 8.18          0.021          (0.546)          (0.025)              --       $ 7.63              (6.42)%
  2002+            10.96          0.028          (2.757)          (0.051)              --         8.18             (24.97)
  2001             12.29          0.004          (0.428)          (0.032)          (0.874)       10.96              (3.86)
  2000 (2)         16.51          0.062          (0.643)          (0.074)          (3.565)       12.29              (4.10)

----------------
CORE EQUITY FUND
----------------

  FIDUCIARY SHARES
  2003+*          $ 6.22          0.028          (0.400)          (0.028)              --       $ 5.82              (6.01)%
  2002+             8.26          0.045          (2.042)          (0.043)              --         6.22             (24.25)
  2001              9.76          0.044          (1.495)          (0.047)          (0.002)        8.26             (14.91)
  2000 (3)         10.00          0.012          (0.243)          (0.009)              --         9.76              (2.31)

  CLASS A SHARES
  2003+*          $ 6.21          0.021          (0.400)          (0.021)              --       $ 5.81              (6.13)%
  2002+             8.25          0.027          (2.041)          (0.026)              --         6.21             (24.46)
  2001              9.76          0.028          (1.507)          (0.029)          (0.002)        8.25             (15.19)
  2000 (4)          9.88          0.006          (0.119)          (0.007)              --         9.76              (1.14)

  CLASS B SHARES
  2003+*          $ 6.17          0.001          (0.405)          (0.006)              --       $ 5.76              (6.55)%
  2002+             8.22         (0.021)         (2.028)          (0.001)              --         6.17             (24.93)
  2001              9.75         (0.013)         (1.513)          (0.002)          (0.002)        8.22             (15.66)
  2000 (4)          9.88          0.004          (0.127)          (0.007)              --         9.75              (1.24)


                                                                                RATIO OF
                                                  RATIO                      NET INVESTMENT
                                               OF EXPENSES                   INCOME (LOSS) TO
                                               TO AVERAGE                       AVERAGE
                    NET                        NET ASSETS        RATIO OF      NET ASSETS
                  ASSETS,         RATIO         EXCLUDING     NET INVESTMENT   EXCLUDING
                    END         OF EXPENSES    FEE WAIVERS     INCOME (LOSS)  FEE WAIVERS      PORTFOLIO
                OF PERIOD       TO AVERAGE    AND REDUCTION     TO AVERAGE   AND REDUCTION     TURNOVER
                   (000)        NET ASSETS     OF EXPENSES       NET ASSETS    OF EXPENSES        RATE
--------------------------------------------------------------------------------------------------------
--------------------
LARGE CAP VALUE FUND
--------------------
  FIDUCIARY SHARES
  2003+*        $ 62,519           0.93%           1.11%            1.43%            1.25%         184%
  2002+           78,479           0.92            1.09             1.24             1.07          226
  2001           189,327           0.91            1.06             1.08             0.93          138
  2000           290,327           0.89            1.10             1.61             1.40           97
  1999           628,839           0.88            1.09             1.43             1.22           71
  1998           670,298           0.92            1.09             1.63             1.45           69

  CLASS A SHARES
  2003+*        $ 27,028           1.18%           1.36%            1.18%            1.00%         184%
  2002+           31,773           1.17            1.34             0.98             0.81          226
  2001            50,776           1.16            1.31             0.81             0.66          138
  2000            63,180           1.16            1.37             1.17             0.96           97
  1999            22,329           1.13            1.34             1.17             0.96           71
  1998            23,024           1.17            1.34             1.39             1.22           69

  CLASS B SHARES
  2003+*        $  1,769           1.83%           1.86%            0.53%            0.50%         184%
  2002+            2,164           1.82            1.85             0.32             0.29          226
  2001             3,521           1.81            1.83             0.16             0.14          138
  2000             3,786           1.80            1.86             0.66             0.60           97
  1999             4,543           1.78            1.84             0.50             0.44           71
  1998 (1)         1,816           1.82**          1.85**           0.38**           0.36**         69

  CLASS C SHARES
  2003+*        $     31           1.83%           1.86%            0.53%            0.50%         184%
  2002+               46           1.82            1.85             0.29             0.26          226
  2001                16           1.81            1.83             0.18             0.16          138
  2000 (2)            38           1.80**          1.86**           0.08**           0.02**         97

----------------
CORE EQUITY FUND
----------------

  FIDUCIARY SHARES
  2003+*        $105,837           0.93%           1.11%            0.93%            0.75%          16%
  2002+          114,854           0.93            1.10             0.61             0.44           11
  2001            96,112           0.92            1.12             0.49             0.29           14
  2000 (3)        34,210           0.92**          1.09**           1.21**           1.04**          3

  CLASS A SHARES
  2003+*        $  1,995           1.18%           1.36%              0.69%          0.51%          16%
  2002+            1,729           1.18            1.35               0.36           0.19           11
  2001             1,870           1.17            1.37               0.23           0.03           14
  2000 (4)            27           1.17**          1.34**             0.90**         0.73**          3

  CLASS B SHARES
  2003+*        $  2,503           1.83%           1.86%            0.04%            0.01%          16%
  2002+            2,701           1.83            1.85            (0.29)           (0.31)          11
  2001             1,883           1.82            1.87            (0.44)           (0.49)          14
  2000 (4)           140           1.82**          1.84**           0.72**           0.70**          3

AMOUNTS DESIGNATED AS "--" ARE EITHER $0 OR HAVE BEEN ROUNDED TO $0.
  * FOR THE SIX MONTH PERIOD ENDED JANUARY 31, 2003 (UNAUDITED). ALL RATIOS FOR THE PERIOD HAVE BEEN ANNUALIZED.
 **  ANNUALIZED.
*** TOTAL RETURN DOES NOT REFLECT ANY APPLICABLE SALES CHARGE. TOTAL RETURN IS FOR THE PERIOD INDICATED AND HAS NOT BEEN ANNUALIZED.
  +  PER SHARE AMOUNTS CALCULATED USING AVERAGE SHARES METHOD.
 (1) COMMENCED OPERATIONS ON FEBRUARY 2, 1998.
 (2) COMMENCED OPERATIONS ON NOVEMBER 30, 1999.
 (3) COMMENCED OPERATIONS ON MAY 31, 2000.
 (4) COMMENCED OPERATIONS ON JUNE 30, 2000.



The accompanying notes are an integral part of the financial statements.


                                     WWW.HIGHMARKFUNDS.COM                    81

[HIGHMARK FUNDS LOGO OMITTED]
[GRAPHIC OF MOUNTAIN RANGE OMITTED]

FINANCIAL HIGHLIGHTS

FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD
FOR THE SIX MONTH PERIOD ENDED JANUARY 31, 2003 (UNAUDITED) AND THE YEARS OR PERIODS ENDED JULY 31,

                                  INVESTMENT ACTIVITIES        DISTRIBUTIONS
                    NET           ---------------------        -------------                         NET
                  ASSET                       NET REALIZED                                          ASSET
                  VALUE,           NET       AND UNREALIZED         NET                             VALUE,
                 BEGINNING     INVESTMENT    GAIN (LOSS) ON     INVESTMENT         CAPITAL           END            TOTAL***
                 OF PERIOD    INCOME (LOSS)    INVESTMENTS        INCOME            GAINS         OF PERIOD         RETURN
---------------------------------------------------------------------------------------------------------------------------
-------------
BALANCED FUND
-------------
  FIDUCIARY SHARES
  2003+*          $11.53          0.135          (0.552)          (0.013)              --       $11.10              (2.60)%
  2002+            14.03          0.296          (2.237)          (0.301)          (0.258)       11.53             (14.24)
  2001             15.74          0.331          (1.224)          (0.346)          (0.471)       14.03              (5.85)
  2000             17.21          0.431          (0.077)          (0.426)          (1.398)       15.74               2.28
  1999             16.73          0.428           1.172           (0.436)          (0.684)       17.21               9.96
  1998             16.46          0.446           0.724           (0.458)          (0.442)       16.73               7.31

  CLASS A SHARES
  2003+*          $11.51          0.120          (0.538)          (0.012)              --       $11.08              (2.70)%
  2002+            14.01          0.262          (2.234)          (0.270)          (0.258)       11.51             (14.47)
  2001             15.73          0.290          (1.229)          (0.310)          (0.471)       14.01              (6.15)
  2000             17.20          0.391          (0.077)          (0.386)          (1.398)       15.73               2.03
  1999             16.73          0.383           1.167           (0.396)          (0.684)       17.20               9.64
  1998             16.45          0.402           0.736           (0.416)          (0.442)       16.73               7.12

  CLASS B SHARES
  2003+*          $11.49          0.083          (0.432)          (0.091)              --       $11.05              (3.06)%
  2002+            13.99          0.177          (2.229)          (0.190)          (0.258)       11.49             (15.02)
  2001             15.70          0.200          (1.222)          (0.217)          (0.471)       13.99              (6.69)
  2000             17.18          0.288          (0.086)          (0.284)          (1.398)       15.70               1.33
  1999             16.73          0.278           1.161           (0.301)          (0.684)       17.18               8.91
  1998 (1)         16.55          0.155           0.197           (0.175)              --        16.73               4.32**

  CLASS C SHARES
  2003+*          $11.49          0.083          (0.431)          (0.092)              --       $11.05              (3.05)%
  2002+            13.99          0.175          (2.224)          (0.193)          (0.258)       11.49             (15.00)
  2001             15.71          0.210          (1.238)          (0.221)          (0.471)       13.99              (6.72)
  2000 (2)         17.07          0.153           0.042           (0.157)          (1.398)       15.71               1.29

--------------------
SMALL CAP VALUE FUND
--------------------

  FIDUCIARY SHARES
  2003+*          $11.25          0.030          (0.279)          (0.021)              --       $10.98              (2.22)%
  2002+            11.85          0.006          (0.022)              --           (0.584)       11.25               0.10
  2001             13.61          0.063          (0.536)          (0.047)          (1.240)       11.85              (2.80)
  2000             12.55          0.202           1.746           (0.251)++        (0.637)       13.61              16.43
  1999 (3)         10.00          0.018           2.536           (0.004)              --        12.55              25.54

  CLASS A SHARES
  2003+*          $11.13          0.017          (0.276)          (0.011)              --       $10.86              (2.33)%
  2002+            11.76         (0.023)         (0.023)              --           (0.584)       11.13              (0.16)
  2001             13.53          0.138          (0.645)          (0.023)          (1.240)       11.76              (3.10)
  2000             12.52          0.222           1.677           (0.252)++        (0.637)       13.53              16.06
  1999 (3)         10.00         (0.003)          2.526           (0.003)              --        12.52              25.24

  CLASS B SHARES
  2003+*          $10.93         (0.018)         (0.292)              --               --       $10.62              (2.84)%
  2002+            11.63         (0.095)         (0.021)              --           (0.584)       10.93              (0.79)
  2001             13.45          0.091          (0.671)              --           (1.240)       11.63              (3.71)
  2000             12.46          0.169           1.672           (0.214)++        (0.637)       13.45              15.63
  1999 (3)         10.00         (0.041)          2.501               --               --        12.46              24.60

  CLASS C SHARES
  2003+*          $10.90         (0.018)         (0.292)              --               --       $10.59              (2.84)%
  2002+            11.60         (0.087)         (0.029)              --           (0.584)       10.90              (0.79)
  2001             13.43          0.043          (0.625)          (0.008)          (1.240)       11.60              (3.71)
  2000 (2)         12.48          0.325           1.516           (0.254)++        (0.637)       13.43              15.64

                                                                                RATIO OF
                                                  RATIO                      NET INVESTMENT
                                               OF EXPENSES                   INCOME (LOSS) TO
                                               TO AVERAGE                       AVERAGE
                    NET                        NET ASSETS        RATIO OF      NET ASSETS
                  ASSETS,         RATIO         EXCLUDING     NET INVESTMENT   EXCLUDING
                    END         OF EXPENSES    FEE WAIVERS     INCOME (LOSS)  FEE WAIVERS      PORTFOLIO
                OF PERIOD       TO AVERAGE    AND REDUCTION     TO AVERAGE   AND REDUCTION     TURNOVER
                   (000)        NET ASSETS     OF EXPENSES       NET ASSETS    OF EXPENSES        RATE
--------------------------------------------------------------------------------------------------------
-------------
BALANCED FUND
-------------
  FIDUCIARY SHARES
  2003+*        $169,210           0.94%           1.11%            2.35%            2.18%          13%
  2002+          180,217           0.93            1.10             2.27             2.10           12
  2001           321,263           0.92            1.10             2.24             2.06           11
  2000           401,742           0.92            1.09             2.65             2.48           25
  1999           451,411           0.92            1.09             2.60             2.43           34
  1998           448,783           0.91            1.08             2.67             2.50           22

  CLASS A SHARES
  2003+*        $  6,884           1.19%           1.36%            2.10%            1.93%          13%
  2002+            7,222           1.18            1.35             2.02             1.85           12
  2001             9,106           1.17            1.35             1.99             1.81           11
  2000            10,588           1.17            1.34             2.39             2.22           25
  1999            11,236           1.17            1.34             2.35             2.18           34
  1998            10,629           1.16            1.33             2.42             2.24           22

  CLASS B SHARES
  2003+*        $  3,914           1.84%           1.86%            1.45%            1.43%          13%
  2002+            4,295           1.83            1.85             1.37             1.35           12
  2001             5,218           1.82            1.85             1.34             1.31           11
  2000             4,681           1.82            1.84             1.72             1.70           25
  1999             3,594           1.82            1.84             1.68             1.66           34
  1998 (1)           967           1.80**          1.83**           1.77**           1.74**         22

  CLASS C SHARES
  2003+*        $    127           1.84%           1.86%            1.46%            1.44%          13%
  2002+              151           1.83            1.85             1.36             1.34           12
  2001               103           1.82            1.85             1.33             1.30           11
  2000 (2)            46           1.82**          1.84**           1.39**           1.37**         25

--------------------
SMALL CAP VALUE FUND
--------------------

  FIDUCIARY SHARES
  2003+*        $ 65,336           1.38%           1.56%            0.54%            0.36%          12%
  2002+           63,399           1.35            1.52             0.05            (0.12)          99
  2001            78,869           1.44            1.55             0.27             0.13          215
  2000           134,616           1.34            1.51             0.69             0.52           57
  1999 (3)        80,423           1.54**          1.71**           0.28**           0.11**         74

  CLASS A SHARES
  2003+*        $ 15,236           1.63%           1.81%            0.29%            0.11%          12%
  2002+           15,708           1.60            1.77            (0.19)           (0.36)          99
  2001             9,496           1.69            1.80            (0.06)           (0.20)         215
  2000             8,280           1.55            1.71             0.53             0.37           57
  1999 (3)           912           1.77**          1.94**          (0.11)**         (0.28)**        74

  CLASS B SHARES
  2003+*        $  8,848           2.28%           2.31%           (0.34)%          (0.37)%         12%
  2002+            9,047           2.25            2.27            (0.82)           (0.84)          99
  2001             6,081           2.29            2.31            (0.55)           (0.57)         215
  2000             4,477           2.22            2.24            (0.15)           (0.17)          57
  1999 (3)         1,012           2.39**          2.42**          (1.40)**         (1.43)**        74

  CLASS C SHARES
  2003+*        $  2,154           2.28%           2.31%           (0.34)%          (0.37)%         12%
  2002+            2,007           2.25            2.23            (0.76)           (0.74)          99
  2001               671           2.29            2.31            (0.66)           (0.68)         215
  2000 (2)           362           2.22**          2.24**           0.07**           0.05**         57


        The accompanying notes are an integral part of the financial statements.


82                    1.800.433.6884

[GRAPHIC OF MOUNTAIN RANGE OMITTED]

                                  INVESTMENT ACTIVITIES        DISTRIBUTIONS
                    NET           ---------------------        -------------                         NET
                  ASSET                       NET REALIZED                                          ASSET
                  VALUE,           NET       AND UNREALIZED         NET                             VALUE,
                 BEGINNING     INVESTMENT    GAIN (LOSS) ON     INVESTMENT         CAPITAL           END            TOTAL***
                 OF PERIOD    INCOME (LOSS)    INVESTMENTS        INCOME            GAINS         OF PERIOD         RETURN
---------------------------------------------------------------------------------------------------------------------------

-------------------------
INTERNATIONAL EQUITY FUND
-------------------------
  FIDUCIARY SHARES
  2003+*          $24.72         (0.051)         (3.799)              --               --       $20.87             (15.57)%
  2002+            29.60          0.065          (4.820)          (0.125)              --        24.72             (16.11)
  2001             43.25          0.032         (10.823)          (0.109)          (2.750)       29.60             (26.17)
  2000             39.38          0.146           4.298           (0.277)          (0.297)       43.25              11.21
  1999             37.32          0.210           1.982           (0.132)              --        39.38               5.90
  1998             38.69          0.767          (1.178)          (0.592)          (0.367)       37.32              (0.82)

  CLASS A SHARES
  2003+*          $24.62         (0.089)         (3.761)              --               --       $20.77             (15.64)%
  2002+            29.43          0.006          (4.816)              --               --        24.62             (16.34)
  2001             43.15         (0.088)        (10.806)          (0.076)          (2.750)       29.43             (26.47)
  2000 (2)         44.06          0.626          (0.968)          (0.271)          (0.297)       43.15              (0.84)

  CLASS B SHARES
  2003+*          $24.34         (0.144)         (3.716)              --               --       $20.48             (15.86)%
  2002+            29.26         (0.130)         (4.790)              --               --        24.34             (16.81)
  2001             43.02         (0.316)        (10.694)              --           (2.750)       29.26             (26.80)
  2000 (2)         44.06          0.462          (0.949)          (0.256)          (0.297)       43.02              (1.17)

  CLASS C SHARES
  2003+*          $24.34         (0.144)         (3.716)              --               --       $20.48             (15.86)%
  2002+            29.26         (0.132)         (4.788)              --               --        24.34             (16.81)
  2001             43.02         (0.176)        (10.834)              --           (2.750)       29.26             (26.80)
  2000 (2)         44.06          0.322          (0.816)          (0.249)          (0.297)       43.02              (1.19)

------------------------------------------
CALIFORNIA INTERMEDIATE TAX-FREE BOND FUND
------------------------------------------

  FIDUCIARY SHARES
  2003+*          $10.48          0.198           0.065           (0.201)          (0.012)      $10.53               2.53%
  2002+            10.32          0.402           0.192           (0.400)          (0.034)       10.48               5.89
  2001              9.97          0.429           0.345           (0.424)              --        10.32               7.92
  2000              9.96          0.441           0.008           (0.439)              --         9.97               4.68
  1999             10.04          0.438          (0.086)          (0.436)              --         9.96               3.54
  1998             10.01          0.457           0.008           (0.435)              --        10.04               4.75

  CLASS A SHARES
  2003+*          $10.44          0.195           0.076           (0.199)          (0.012)      $10.50               2.62%
  2002+            10.28          0.401           0.193           (0.400)          (0.034)       10.44               5.91
  2001              9.94          0.422           0.342           (0.424)              --        10.28               7.85
  2000              9.93          0.426           0.023           (0.439)              --         9.94               4.69
  1999             10.01          0.429          (0.078)          (0.436)              --         9.93               3.55
  1998              9.99          0.423           0.032           (0.435)              --        10.01               4.66

  CLASS B SHARES
  2003+*          $10.44          0.145           0.068           (0.151)          (0.012)      $10.49               2.05%
  2002+            10.29          0.297           0.192           (0.305)          (0.034)       10.44               4.84
  2001              9.95          0.338           0.335           (0.333)              --        10.29               6.87
  2000 (2)          9.84          0.225           0.128           (0.243)              --         9.95               3.65


                                                                                RATIO OF
                                                  RATIO                      NET INVESTMENT
                                               OF EXPENSES                   INCOME (LOSS) TO
                                               TO AVERAGE                       AVERAGE
                    NET                        NET ASSETS        RATIO OF      NET ASSETS
                  ASSETS,         RATIO         EXCLUDING     NET INVESTMENT   EXCLUDING
                    END         OF EXPENSES    FEE WAIVERS     INCOME (LOSS)  FEE WAIVERS      PORTFOLIO
                OF PERIOD       TO AVERAGE    AND REDUCTION     TO AVERAGE   AND REDUCTION     TURNOVER
                   (000)        NET ASSETS     OF EXPENSES       NET ASSETS    OF EXPENSES        RATE
--------------------------------------------------------------------------------------------------------

-------------------------
INTERNATIONAL EQUITY FUND
-------------------------
  FIDUCIARY SHARES
  2003+*        $ 27,095           1.52%           2.04%           (0.45)%          (0.97)%         72%
  2002+           29,330           1.46            1.75             0.24            (0.05)         184
  2001           112,325           1.45            1.60             0.18             0.03          151
  2000           121,581           1.43            1.63             0.32             0.12           49
  1999           108,537           1.36            1.63             0.42             0.15           87
  1998            91,970           1.34            1.61             0.71             0.44           72

  CLASS A SHARES
  2003+*        $    482           1.78%           2.30%           (0.78)%          (1.30)%         72%
  2002+              514           1.71            2.00             0.02            (0.27)         184
  2001             5,043           1.70            1.85            (0.08)           (0.23)         151
  2000 (2)         1,548           1.70**          1.85**           0.56**           0.41**         49

  CLASS B SHARES
  2003+*        $    409           2.43%           2.82%           (1.28)%          (1.67)%         72%
  2002+              527           2.36            2.50            (0.48)           (0.62)         184
  2001               865           2.33            2.35            (0.72)           (0.74)         151
  2000 (2)           960           2.36            2.39**          (0.18)**         (0.21)**        49

  CLASS C SHARES
  2003+*        $      9           2.43%           2.82%           (1.29)%          (1.68)%         72%
  2002+               12           2.36            2.50            (0.49)           (0.63)         184
  2001                15           2.33            2.35            (0.77)           (0.79)         151
  2000 (2)             9           2.36**          2.39**          (0.33)**         (0.36)**        49

------------------------------------------
CALIFORNIA INTERMEDIATE TAX-FREE BOND FUND
------------------------------------------

  FIDUCIARY SHARES
  2003+*        $122,016           0.48%           1.00%            3.72%            3.20%           1%
  2002+          123,702           0.47            0.99             3.88             3.36            2
  2001           123,568           0.46            0.97             4.20             3.69           12
  2000           139,098           0.44            1.01             4.45             3.88           10
  1999           149,365           0.45            1.02             4.29             3.72           11
  1998           157,062           0.42            1.04             4.46             3.84           23

  CLASS A SHARES
  2003+*        $ 98,616           0.53%           1.25%            3.67%            2.95%           1%
  2002+           99,166           0.47            1.25             3.88             3.10            2
  2001            68,797           0.46            1.22             4.20             3.44           12
  2000            31,261           0.44            1.26             4.46             3.64           10
  1999            17,759           0.45            1.27             4.30             3.48           11
  1998            12,925           0.31            1.29             4.37             3.39           23

  CLASS B SHARES
  2003+*        $  9,300           1.48%           1.76%            2.72%            2.44%           1%
  2002+            7,419           1.47            1.76             2.88             2.59            2
  2001             3,349           1.46            1.73             3.20             2.93           12
  2000 (2)           425           1.44**          1.76**           3.50**           3.18**         10

AMOUNTS DESIGNATED AS "--" ARE EITHER $0 OR HAVE BEEN ROUNDED TO $0.
   * FOR THE SIX MONTH PERIOD ENDED JANUARY 31, 2003 (UNAUDITED). ALL RATIOS FOR THE PERIOD HAVE BEEN ANNUALIZED.
  ** ANNUALIZED.
 *** TOTAL RETURN DOES NOT REFLECT ANY APPLICABLE SALES CHARGE. TOTAL RETURN IS
     FOR THE PERIOD INDICATED AND HAS NOT BEEN ANNUALIZED.
 +   PER SHARE AMOUNTS CALCULATED USING AVERAGE SHARES METHOD.
++   INCLUDES A 0.037 DISTRIBUTION IN EXCESS OF NET INVESTMENT INCOME.
(1)  COMMENCED OPERATIONS ON FEBRUARY 2, 1998.
(2)  COMMENCED OPERATIONS ON NOVEMBER 30, 1999.
(3)  COMMENCED OPERATIONS ON SEPTEMBER 17, 1998.

The accompanying notes are an integral part of the financial statements.

                                     WWW.HIGHMARKFUNDS.COM                    83

[HIGHMARK FUNDS LOGO OMITTED]
[GRAPHIC OF MOUNTAIN RANGE OMITTED]

FINANCIAL HIGHLIGHTS

FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD
FOR THE SIX MONTH PERIOD ENDED JANUARY 31, 2003, UNLESS OTHERWISE INDICATED, (UNAUDITED) AND THE YEARS OR PERIODS ENDED
JULY 31,

                                  INVESTMENT ACTIVITIES               DISTRIBUTIONS
                    NET       -----------------------------    ---------------------------       NET
                  ASSET                       NET REALIZED                                      ASSET
                  VALUE,           NET       AND UNREALIZED         NET                         VALUE,
                 BEGINNING     INVESTMENT    GAIN (LOSS) ON     INVESTMENT         CAPITAL       END            TOTAL***
                 OF PERIOD    INCOME (LOSS)    INVESTMENTS        INCOME            GAINS      OF PERIOD          RETURN
---------------------------------------------------------------------------------------------------------------------------

----------------------------------------
NATIONAL INTERMEDIATE TAX-FREE BOND FUND
----------------------------------------
  FIDUCIARY SHARES
  2003+* (1)      $11.56          0.135           0.202           (0.127)              --       $11.77               2.92%

  CLASS A SHARES
  2003+* (1)      $11.56          0.133           0.191           (0.114)              --       $11.77               2.81%

---------
BOND FUND
---------

  FIDUCIARY SHARES
  2003+*          $10.68          0.296           0.285           (0.301)              --       $10.96               5.51%
  2002+            10.88          0.638          (0.204)          (0.634)              --        10.68               4.09
  2001             10.25          0.641           0.629           (0.640)              --        10.88              12.73
  2000             10.39          0.625          (0.139)          (0.626)              --        10.25               4.86
  1999             10.81          0.605          (0.426)          (0.600)              --        10.39               1.60
  1998             10.67          0.615           0.150           (0.627)              --        10.81               7.41

  CLASS A SHARES
  2003+*          $10.57          0.288           0.290           (0.298)              --       $10.85               5.53%
  2002+            10.78          0.626          (0.202)          (0.634)              --        10.57               4.03
  2001             10.16          0.639           0.621           (0.640)              --        10.78              12.75
  2000             10.30          0.630          (0.144)          (0.626)              --        10.16               4.90
  1999             10.73          0.610          (0.440)          (0.600)              --        10.30               1.52
  1998             10.59          0.605           0.162           (0.627)              --        10.73               7.47

  CLASS B SHARES
  2003+*          $10.54          0.239           0.281           (0.250)              --       $10.81               4.98%
  2002+            10.76          0.528          (0.209)          (0.539)              --        10.54               3.03
  2001 (2)         10.39          0.361           0.389           (0.380)              --        10.76               7.32

------------------------------------
100% U.S. TREASURY MONEY MARKET FUND
------------------------------------

  FIDUCIARY SHARES
  2003+*          $ 1.00          0.006              --           (0.006)              --       $ 1.00               0.56%
  2002+             1.00          0.019              --           (0.019)              --         1.00               1.92
  2001              1.00          0.050              --           (0.050)              --         1.00               5.09
  2000              1.00          0.049              --           (0.049)              --         1.00               5.05
  1999              1.00          0.043              --           (0.043)              --         1.00               4.43
  1998              1.00          0.049              --           (0.049)              --         1.00               5.02

  CLASS A SHARES
  2003+*          $ 1.00          0.004              --           (0.004)              --       $ 1.00               0.44%
  2002+             1.00          0.017              --           (0.017)              --         1.00               1.67
  2001              1.00          0.047              --           (0.047)              --         1.00               4.83
  2000              1.00          0.047              --           (0.047)              --         1.00               4.79
  1999              1.00          0.041              --           (0.041)              --         1.00               4.17
  1998              1.00          0.047              --           (0.047)              --         1.00               4.75

  CLASS S SHARES
  2003+*          $ 1.00          0.003              --           (0.003)              --       $ 1.00               0.29%
  2002+             1.00          0.014              --           (0.014)              --         1.00               1.36
  2001              1.00          0.044              --           (0.044)              --         1.00               4.52
  2000 (3)          1.00          0.037              --           (0.037)              --         1.00               3.81



                                                                                RATIO OF
                                                  RATIO                      NET INVESTMENT
                                               OF EXPENSES                   INCOME (LOSS) TO
                                               TO AVERAGE                       AVERAGE
                    NET                        NET ASSETS        RATIO OF      NET ASSETS
                  ASSETS,         RATIO         EXCLUDING     NET INVESTMENT   EXCLUDING
                    END         OF EXPENSES    FEE WAIVERS     INCOME (LOSS)  FEE WAIVERS      PORTFOLIO
                OF PERIOD       TO AVERAGE    AND REDUCTION     TO AVERAGE   AND REDUCTION     TURNOVER
                   (000)        NET ASSETS     OF EXPENSES       NET ASSETS    OF EXPENSES        RATE
--------------------------------------------------------------------------------------------------------

----------------------------------------
NATIONAL INTERMEDIATE TAX-FREE BOND FUND
----------------------------------------

  FIDUCIARY SHARES
  2003+* (1)    $ 73,236           0.28%           1.02%            4.01%            3.27%           3%

  CLASS A SHARES
  2003+* (1)       $ 530           0.54%           1.30%            3.93%            3.17%           3%

---------
BOND FUND
---------

  FIDUCIARY SHARES
  2003+*        $501,023           0.75%           1.01%            5.41%            5.15%          12%
  2002+          485,274           0.75            1.00             5.89             5.64           18
  2001           533,310           0.75            0.98             6.05             5.82           19
  2000           342,388           0.75            1.01             6.06             5.80           27
  1999           334,900           0.75            1.01             5.69             5.43           39
  1998           206,125           0.75            1.02             5.86             5.60           16

  CLASS A SHARES
  2003+*        $ 57,437           0.84%           1.26%            5.32%            4.90%          12%
  2002+           52,683           0.75            1.25             5.86             5.36           18
  2001            15,316           0.75            1.23             5.98             5.50           19
  2000             6,183           0.75            1.26             6.11             5.60           27
  1999             2,638           0.75            1.26             5.67             5.16           39
  1998             1,912           0.75            1.26             5.85             5.33           16

  CLASS B SHARES
  2003+*        $ 10,037           1.73%           1.76%            4.43%            4.40%          12%
  2002+            8,209           1.73            1.75             4.95             4.93           18
  2001 (2)         2,278           1.73**          1.75**           4.29**           4.27**         19

------------------------------------
100% U.S. TREASURY MONEY MARKET FUND
------------------------------------

  FIDUCIARY SHARES
  2003+*        $372,215           0.52%           0.80%            1.12%            0.84%          --%
  2002+          485,283           0.49            0.80             1.89             1.58           --
  2001           366,161           0.47            0.79             4.94             4.62           --
  2000           380,496           0.47            0.79             4.95             4.63           --
  1999           263,561           0.47            0.79             4.35             4.03           --
  1998           227,733           0.46            0.78             4.91             4.59           --

  CLASS A SHARES
  2003+*        $208,111           0.77%           1.05%            0.87%            0.59%          --%
  2002+          226,456           0.74            1.05             1.69             1.38           --
  2001           252,535           0.72            1.04             4.70             4.38           --
  2000           275,433           0.72            1.04             4.49             4.17           --
  1999           976,971           0.72            1.04             4.07             3.75           --
  1998           727,087           0.71            1.03             4.65             4.33           --

  CLASS S SHARES
  2003+*        $527,927           1.07%           1.10%            0.59%            0.56%          --%
  2002+          639,187           1.04            1.09             1.37             1.32           --
  2001           810,796           1.02            1.09             4.42             4.35           --
  2000 (3)       693,771           1.02**          1.09**           4.55**           4.48**         --


        The accompanying notes are an integral part of the financial statements.


84                      1.800.433.6884

[GRAPHIC OF MOUNTAIN RANGE OMITTED]

                                  INVESTMENT ACTIVITIES        DISTRIBUTIONS
                    NET           ---------------------        -------------                         NET
                  ASSET                       NET REALIZED                                          ASSET
                  VALUE,           NET       AND UNREALIZED         NET                             VALUE,
                 BEGINNING     INVESTMENT    GAIN (LOSS) ON     INVESTMENT         CAPITAL           END           TOTAL***
                 OF PERIOD    INCOME (LOSS)    INVESTMENTS        INCOME            GAINS         OF PERIOD         RETURN
---------------------------------------------------------------------------------------------------------------------------

---------------------------------
U.S. GOVERNMENT MONEY MARKET FUND
---------------------------------
  FIDUCIARY SHARES
  2003+*           $1.00          0.006              --           (0.006)              --        $1.00               0.56%
  2002+             1.00          0.019              --           (0.019)              --         1.00               1.93
  2001              1.00          0.051              --           (0.051)              --         1.00               5.24
  2000              1.00          0.053              --           (0.053)              --         1.00               5.38
  1999              1.00          0.046              --           (0.046)              --         1.00               4.64
  1998              1.00          0.050              --           (0.050)              --         1.00               5.16

  CLASS A SHARES
  2003+*           $1.00          0.004              --           (0.004)              --        $1.00               0.43%
  2002+             1.00          0.017              --           (0.017)              --         1.00               1.67
  2001              1.00          0.049              --           (0.049)              --         1.00               4.97
  2000              1.00          0.050              --           (0.050)              --         1.00               5.12
  1999              1.00          0.043              --           (0.043)              --         1.00               4.39
  1998              1.00          0.048              --           (0.048)              --         1.00               4.90

  CLASS B SHARES
  2003+*           $1.00          0.001              --           (0.001)              --        $1.00               0.09%
  2002+             1.00          0.009              --           (0.009)              --         1.00               0.92
  2001              1.00          0.041              --           (0.041)              --         1.00               4.20
  2000              1.00          0.043              --           (0.043)              --         1.00               4.34
  1999              1.00          0.036              --           (0.036)              --         1.00               3.62
  1998 (4)          1.00          0.021              --           (0.021)              --         1.00               4.25

  CLASS S SHARES
  2003+*           $1.00          0.003              --           (0.003)              --        $1.00               0.28%
  2002+             1.00          0.014              --           (0.014)              --         1.00               1.37
  2001              1.00          0.046              --           (0.046)              --         1.00               4.66
  2000 (3)          1.00          0.040              --           (0.040)              --         1.00               4.09

-----------------------------
DIVERSIFIED MONEY MARKET FUND
-----------------------------

  FIDUCIARY SHARES
  2003+*           $1.00          0.006              --           (0.006)              --        $1.00               0.61%
  2002+             1.00          0.021              --           (0.021)              --         1.00               2.08
  2001              1.00          0.053              --           (0.053)              --         1.00               5.45
  2000              1.00          0.054              --           (0.054)              --         1.00               5.51
  1999              1.00          0.047              --           (0.047)              --         1.00               4.78
  1998              1.00          0.051              --           (0.051)              --         1.00               5.27

  CLASS A SHARES
  2003+*           $1.00          0.005              --           (0.005)              --        $1.00               0.49%
  2002+             1.00          0.018              --           (0.018)              --         1.00               1.83
  2001              1.00          0.051              --           (0.051)              --         1.00               5.19
  2000              1.00          0.051              --           (0.051)              --         1.00               5.24
  1999              1.00          0.044              --           (0.044)              --         1.00               4.52
  1998              1.00          0.049              --           (0.049)              --         1.00               5.01

  CLASS S SHARES
  2003+*           $1.00          0.003              --           (0.003)              --        $1.00               0.33%
  2002+             1.00          0.015              --           (0.015)              --         1.00               1.52
  2001              1.00          0.048              --           (0.048)              --         1.00               4.88
  2000 (3)          1.00          0.041              --           (0.041)              --         1.00               4.21
  5.00**

                                                                                RATIO OF
                                                  RATIO                      NET INVESTMENT
                                               OF EXPENSES                   INCOME (LOSS) TO
                                               TO AVERAGE                       AVERAGE
                    NET                        NET ASSETS        RATIO OF      NET ASSETS
                  ASSETS,         RATIO         EXCLUDING     NET INVESTMENT   EXCLUDING
                    END         OF EXPENSES    FEE WAIVERS     INCOME (LOSS)  FEE WAIVERS
                OF PERIOD       TO AVERAGE    AND REDUCTION     TO AVERAGE   AND REDUCTION
                   (000)        NET ASSETS     OF EXPENSES       NET ASSETS    OF EXPENSES
------------------------------------------------------------------------------------------
---------------------------------
U.S. GOVERNMENT MONEY MARKET FUND
---------------------------------

  FIDUCIARY SHARES
  2003+*      $  425,590           0.52%           0.80%            1.11%            0.83%
  2002+          575,014           0.52            0.80             1.89             1.61
  2001           403,244           0.52            0.80             4.99             4.71
  2000           329,922           0.52            0.79             5.22             4.95
  1999           351,140           0.52            0.79             4.52             4.25
  1998           283,096           0.51            0.79             5.05             4.77

  CLASS A SHARES
  2003+*      $   50,482           0.77%           1.05%            0.85%            0.57%
  2002+           43,701           0.77            1.05             1.68             1.40
  2001            47,058           0.77            1.05             4.79             4.51
  2000            48,138           0.77            1.04             4.74             4.47
  1999           170,974           0.77            1.04             4.28             4.01
  1998           122,074           0.76            1.04             4.80             4.52

  CLASS B SHARES
  2003+*      $    2,464           1.44%           1.55%            0.17%            0.06%
  2002+            2,020           1.52            1.55             0.84             0.81
  2001               963           1.52            1.55             3.72             3.69
  2000               391           1.52            1.54             4.31             4.29
  1999               218           1.52            1.54             3.46             3.44
  1998 (4)            --           1.26**          1.54**           4.30**           4.02**

  CLASS S SHARES
  2003+*      $   89,254           1.07%           1.10%            0.58%            0.55%
  2002+          101,192           1.07            1.09             1.44             1.42
  2001           161,498           1.07            1.10             4.54             4.51
  2000 (3)       120,125           1.07**          1.09**           4.85**           4.83**

-----------------------------
DIVERSIFIED MONEY MARKET FUND
-----------------------------

  FIDUCIARY SHARES
  2003+*      $1,996,081           0.52%           0.80%            1.21%            0.93%
  2002+        2,135,421           0.52            0.80             2.07             1.79
  2001         2,058,393           0.52            0.80             5.26             4.98
  2000         1,728,388           0.52            0.79             5.39             5.12
  1999         1,324,659           0.52            0.79             4.68             4.41
  1998         1,180,141           0.50            0.77             5.15             4.88

  CLASS A SHARES
  2003+*      $  672,140           0.77%           1.05%            0.96%            0.68%
  2002+          724,983           0.77            1.05             1.85             1.57
  2001           863,773           0.77            1.05             4.98             4.70
  2000           626,011           0.77            1.04             4.92             4.65
  1999         1,641,799           0.77            1.04             4.42             4.15
  1998         1,124,280           0.75            1.02             4.90             4.63

  CLASS S SHARES
  2003+*      $1,237,861           1.07%           1.10%            0.66%            0.63%
  2002+        1,337,571           1.07            1.10             1.55             1.52
  2001         1,584,325           1.07            1.10             4.78             4.75
  2000 (3)     1,575,659           1.07**          1.09**           5.02**           5.00**

AMOUNTS DESIGNATED AS "--" ARE EITHER $0 OR HAVE BEEN ROUNDED TO $0.
   * FOR THE SIX MONTH PERIOD ENDED JANUARY 31, 2003 (UNAUDITED). ALL RATIOS FOR THE PERIOD HAVE BEEN ANNUALIZED.
  ** ANNUALIZED.
 *** TOTAL RETURN DOES NOT REFLECT ANY APPLICABLE SALES CHARGE. TOTAL RETURN IS
     FOR THE PERIOD INDICATED AND HAS NOT BEEN ANNUALIZED.
 +   PER SHARE AMOUNTS CALCULATED USING AVERAGE SHARES METHOD.
(1)  COMMENCED OPERATIONS ON OCTOBER 18, 2002.
(2)  COMMENCED OPERATIONS ON NOVEMBER 30, 2000.
(3)  COMMENCED OPERATIONS ON SEPTEMBER 30, 1999.
(4)  COMMENCED OPERATIONS ON FEBRUARY 2, 1998.

The accompanying notes are an integral part of the financial statements.


                                     WWW.HIGHMARKFUNDS.COM                    85

[HIGHMARK FUNDS LOGO OMITTED]
[GRAPHIC OF MOUNTAIN RANGE OMITTED]

FINANCIAL HIGHLIGHTS

FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD
FOR THE SIX MONTH PERIOD ENDED JANUARY 31, 2003 (UNAUDITED) AND THE YEARS OR PERIODS ENDED JULY 31,

                                  INVESTMENT ACTIVITIES               DISTRIBUTIONS
                    NET       -----------------------------    ---------------------------        NET
                  ASSET                       NET REALIZED                                       ASSET
                  VALUE,           NET       AND UNREALIZED         NET                          VALUE,
                 BEGINNING     INVESTMENT    GAIN (LOSS) ON     INVESTMENT         CAPITAL        END           TOTAL***
                 OF PERIOD    INCOME (LOSS)    INVESTMENTS        INCOME            GAINS      OF PERIOD          RETURN
-------------------------------------------------------------------------------------------------------------------------------

-------------------------------------
CALIFORNIA TAX-FREE MONEY MARKET FUND
-------------------------------------

  FIDUCIARY SHARES
  2003+*           $1.00          0.005              --           (0.005)              --        $1.00               0.47%
  2002+             1.00          0.013              --           (0.013)              --         1.00               1.27
  2001              1.00          0.029              --           (0.029)              --         1.00               2.95
  2000              1.00          0.030              --           (0.030)              --         1.00               3.00
  1999              1.00          0.026              --           (0.026)              --         1.00               2.59
  1998              1.00          0.031              --           (0.031)              --         1.00               3.14

  CLASS A SHARES
  2003+*           $1.00          0.003              --           (0.003)              --        $1.00               0.34%
  2002+             1.00          0.010              --           (0.010)              --         1.00               1.02
  2001              1.00          0.027              --           (0.027)              --         1.00               2.70
  2000              1.00          0.027              --           (0.027)              --         1.00               2.74
  1999              1.00          0.023              --           (0.023)              --         1.00               2.34
  1998              1.00          0.028              --           (0.028)              --         1.00               2.89

  CLASS S SHARES
  2003+*           $1.00          0.002              --           (0.002)              --        $1.00               0.20%
  2002+             1.00          0.007              --           (0.007)              --         1.00               0.72
  2001              1.00          0.024              --           (0.024)              --         1.00               2.39
  2000 (1)          1.00          0.021              --           (0.021)              --         1.00               2.09

                                                                                RATIO OF
                                                  RATIO                      NET INVESTMENT
                                               OF EXPENSES                   INCOME (LOSS) TO
                                               TO AVERAGE                       AVERAGE
                    NET                        NET ASSETS        RATIO OF      NET ASSETS
                  ASSETS,         RATIO         EXCLUDING     NET INVESTMENT   EXCLUDING
                    END         OF EXPENSES    FEE WAIVERS     INCOME (LOSS)  FEE WAIVERS
                OF PERIOD       TO AVERAGE    AND REDUCTION     TO AVERAGE   AND REDUCTION
                   (000)        NET ASSETS     OF EXPENSES       NET ASSETS    OF EXPENSES
----------------------------------------------------------------------------------------------

-------------------------------------
CALIFORNIA TAX-FREE MONEY MARKET FUND
-------------------------------------
  FIDUCIARY SHARES
  2003+*        $298,060           0.42%           0.79%            0.91%            0.54%
  2002+          275,530           0.42            0.79             1.28             0.91
  2001           313,573           0.42            0.80             2.89             2.51
  2000           269,121           0.40            0.79             2.96             2.57
  1999           235,687           0.33            0.79             2.55             2.09
  1998           241,487           0.31            0.78             3.07             2.60

  CLASS A SHARES
  2003+*        $257,467           0.67%           1.04%            0.66%            0.29%
  2002+          244,693           0.67            1.04             1.01             0.64
  2001           257,735           0.67            1.05             2.65             2.27
  2000           206,252           0.65            1.04             2.61             2.22
  1999           372,701           0.58            1.04             2.30             1.84
  1998           305,260           0.56            1.03             2.84             2.37

  CLASS S SHARES
  2003+*        $ 58,081           0.95%           1.09%            0.39%            0.25%
  2002+           65,360           0.97            1.09             0.75             0.63
  2001           122,194           0.97            1.10             2.38             2.25
  2000 (1)        88,098           0.96**          1.09**           2.48**           2.35**

AMOUNTS DESIGNATED AS "--" ARE EITHER $0 OR HAVE BEEN ROUNDED TO $0.
   * FOR THE SIX MONTH PERIOD ENDED JANUARY 31, 2003 (UNAUDITED). ALL RATIOS FOR THE PERIOD HAVE BEEN ANNUALIZED.
  ** ANNUALIZED.
 *** TOTAL RETURN IS FOR THE PERIOD INDICATED AND HAS NOT BEEN ANNUALIZED.
   + PER SHARE AMOUNTS CALCULATED USING AVERAGE SHARES METHOD.
 (1) COMMENCED OPERATIONS ON SEPTEMBER 30, 1999.





        The accompanying notes are an integral part of the financial statements.

86                    1.800.433.6884

[GRAPHIC OF MOUNTAIN RANGE OMITTED]

NOTES TO FINANCIAL STATEMENTS

JANUARY 31, 2003 (UNAUDITED)

1. ORGANIZATION

HighMark Funds ("HighMark") was organized as a Massachusetts business trust under a Declaration of Trust dated March 10, 1987. Prior to December 4, 1996, HighMark was known as The HighMark Group.

Highmark is registered under the Investment Company Act of 1940, as amended, as a diversified open-end investment company with fifteen funds: the Growth Fund, the Value Momentum Fund, the Large Cap Value Fund, the Core Equity Fund, the Balanced Fund, the Small Cap Growth Fund, the Small Cap Value Fund, the International Equity Fund, the California Intermediate Tax-Free Bond Fund, the National Intermediate Tax-Free Bond Fund, the Bond Fund, (collectively the "Non-Money Market Funds") and the 100% U.S. Treasury Money Market Fund, the U.S. Government Money Market Fund, the Diversified Money Market Fund and the California Tax-Free Money Market Fund (collectively the "Money Market Funds") (the Non-Money Market Funds and Money Market Funds are collectively the "Funds"). The Small Cap Growth Fund was not operational as of January 31, 2003. HighMark is registered to offer six classes of shares, Class A, Class B and Class C shares (collectively called the "Retail Shares"), Fiduciary Shares, Class I Shares and Class S Shares. Class I Shares are not currently being offered. The Funds' prospectuses provide a description of each Fund's investment objectives, policies and strategies.


2. SIGNIFICANT ACCOUNTING POLICIES

The following is a summary of significant accounting policies followed by the Funds.

SECURITY VALUATION -- Investment securities held by the Money Market Funds are stated at amortized cost, which approximates market value. Under this valuation method, purchase discounts and premiums are accreted and amortized ratably to maturity and are included in interest income.

Investments in equity securities held by the Non-Money Market Funds that are traded on a national securities exchange (or reported on the NASDAQ national market system) are stated at the last quoted sales price if readily available for such equity securities on each business day; other equity securities traded in the over-the-counter market and listed equity securities for which no sale was reported on that date are stated at the last quoted bid price. Foreign securities are valued based upon quotations from the primary market in which they are traded. Option contracts are valued at the last quoted bid price as quoted on the primary exchange or board of trade on which such option contracts are traded. Debt obligations exceeding sixty days to maturity for which market quotations are readily available are valued at the most recently quoted bid price. Debt obligations with sixty days or less remaining until maturity may be valued at their amortized cost. Restricted securities for which quotations are not readily available are valued at fair value using methods determined in good faith under general Trustee supervision.

SECURITY TRANSACTIONS AND INVESTMENT INCOME -- Security transactions are accounted for on the date the security is purchased or sold (trade date). Costs used in determining realized gains and losses on the sale of investment securities are those of the specific securities sold adjusted for the accretion and amortization of purchase discounts and premiums, if any, during the respective holding periods. Interest income is recorded on the accrual basis; dividend income is recorded on the ex-dividend date.

FOREIGN CURRENCY TRANSLATION -- The books and records of the International Equity Fund are maintained in U.S. dollars. Foreign currency amounts are translated into U.S. dollars on the following basis: (I) market value of investment securities, other assets and liabilities at the current rate of exchange; and (II) purchases and sales of investment securities, income and expenses at the relevant rates of exchange prevailing on the respective dates of such transactions.

The International Equity Fund does not isolate the portion of gains and losses on investments in securities that is due to changes in the foreign exchange rates from that which is due to changes in market prices of such securities.

The International Equity Fund reports gains and losses on foreign currency related transactions as realized and unrealized gains and losses for financial reporting purposes, whereas such gains and losses are treated as ordinary income or loss for U.S. Federal income tax purposes.

FORWARD FOREIGN CURRENCY CONTRACTS -- The International Equity Fund enters into forward foreign currency contracts as hedges against either specific transactions or portfolio positions. All commitments are "marked-to-market" daily at the applicable foreign exchange rate and any resulting unrealized gains or losses are recorded currently. The Fund realizes gains or losses at the time the forward contracts are extinguished. Such contracts, which are designed to protect the value of the Fund's investment securities against a decline in the value of the hedged currency, do not eliminate fluctuations in the underlying prices of the securities; they simply establish an exchange rate at a future date. Also, although such contracts tend to minimize risk of loss due to a decline in the value of a hedged currency, at the same time they tend to limit any

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


[HIGHMARK FUNDS LOGO OMITTED]
[GRAPHIC OF MOUNTAIN RANGE OMITTED]

NOTES TO FINANCIAL STATEMENTS (CONTINUED)

JANUARY 31, 2003 (UNAUDITED)

potential gain that might be realized should the value of such foreign currency increase. At January 31, 2003, there were no forward foreign currency contracts outstanding.

REPURCHASE AGREEMENTS -- Securities pledged as collateral for repurchase agreements are held by the custodian bank until the respective agreements mature. Provisions of repurchase agreements and procedures adopted by the Adviser ensure that the market value of the collateral is sufficient in the event of default by the counterparty. If the counterparty defaults and the value of the collateral declines or if the counterparty enters an insolvency proceeding, realization of the collateral by the Fund may be delayed or limited.

OPTIONS TRANSACTIONS -- In order to produce incremental earnings, protect gains, and facilitate buying and selling of securities for investment purposes, certain of the Funds, as described in their prospectuses, may participate in options transactions including writing covered call options. A risk in writing a covered call option is that the Fund gives up the opportunity of profit if the market price of the underlying security increases.

The Fund realizes a gain upon the expiration of a written call option. When a written call option is closed prior to expiration by being exercised, the proceeds on the sale are increased by the amount of original premium received.

Also, certain Funds may purchase call or put options with respect to securities that are permitted investments. The risk in purchasing options is limited to the premium paid.

The Fund recognizes a gain when the underlying security's market price rises (in case of a purchased call) or falls (in case of a purchased put) to the extent sufficient to cover the option premium and transaction costs.

DISCOUNTS AND PREMIUMS -- Discounts and premiums are accreted or amortized over the life of each security and are recorded as interest income for each of the Funds using a method that approximates the effective interest method. Effective August 21, 2000, the Bond Fund began to accrete or amortize discounts and premiums. Effective August 1, 2001, the California Intermediate Tax-Free Bond Fund began to accrete market discount on fixed income securities. The cumulative effect of these accounting changes was immaterial.

NET ASSET VALUE PER SHARE -- The net asset value per share is calculated each business day for each Class. It is computed by dividing the assets of each Class, less its liabilities, by the number of outstanding shares of each Class.

CLASSES -- Class specific expenses are borne by that class. Income, non-class specific expenses and realized/unrealized gains and losses are allocated to the respective classes on the basis of the relative daily net assets.

DISTRIBUTIONS TO SHAREHOLDERS -- Distributions from net investment income for the Money Market Funds are declared daily and paid monthly. Each of the Non-Money Market Funds, except the International Equity and the Small Cap Value Funds, declare and make distributions from net investment income monthly. The International Equity and the Small Cap Value Funds declare and make distributions from net investment income periodically. Any net realized capital gains will be distributed at least annually for all Funds.

USE OF ESTIMATES IN THE PREPARATION OF FINANCIAL STATEMENTS -- The preparation of financial statements in accordance with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions which affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of income and expenses during the reporting period. Actual results could differ from estimates.


REDEMPTION FEES -- The Growth Fund and International Equity Fund imposes a 2.00% redemption fee on the value of Class A shares redeemed thirty days or less from their date of purchase. The redemption fee will not apply to shares purchased through reinvested distributions (dividends and capital gains), shares held in retirement plans or shares redeemed through designated systematic withdrawal plans. The redemption fee is included in the Statement of Changes in Net Assets cost of shares redeemed amount, and is included as part of capital shares redeemed on the Statement of Assets and Liabilities. The redemption fee applies only to Fund shares purchased on or after August 1, 2002 and November 2, 2001 for the Growth Fund and International Equity Fund, respectively. The redemption fee paid to the Growth Fund and International Equity Fund for the six months ended January 31, 2003 was $5 and $66,338, respectively.

88                    1.800.433.6884

[GRAPHIC OF MOUNTAIN RANGE OMITTED]


3. INVESTMENT ADVISORY AGREEMENT AND TRANSACTIONS WITH AFFILIATES
HighMark and HighMark Capital Management, Inc. (the "Adviser") a subsidiary of UnionBanCal Corporation, are parties to an Advisory Agreement. For its services, the Adviser is entitled to receive a fee, that is calculated daily and paid monthly, based on the average daily net assets, at an annual rate of 0.60% of the Growth Fund, the Value Momentum Fund, the Large Cap Value Fund, the Core Equity Fund, and the Balanced Fund, 1.00% of the Small Cap Value Fund, 0.95% of the International Equity Fund, 0.50% of the California Intermediate Tax-Free Bond Fund, the National Intermediate Tax-Free Bond Fund, and the Bond Fund, 0.30% of the 100% U.S. Treasury Money Market Fund, the U.S. Government Money Market Fund, the Diversified Money Market Fund, and the California Tax-Free Money Market Fund. For the year ended January 31, 2003 the Adviser voluntarily waived a portion of its fee in certain funds in order to limit the operating expenses of the Funds.

Effective February 28, 2001, the Adviser and Deutsche Asset Management Investment Services, Ltd. ("Deutsche") entered into an investment sub-advisory agreement for the International Equity Fund. On November 30, 2001, Deutsche Asset Management, Inc. succeeded Deutsche as sub-adviser. On August 1, 2002, Deutsche resumed serving as the International Equity Fund's sub-adviser. Deutsche is entitled to an annual fee of 0.60% of the average daily net assets up to $250 million and 0.50% of the average daily net assets over $250 million of the International Equity Fund allocated to Deutsche. Deutsche is paid by the Adviser.

Effective October 1, 2001, the Adviser and Waddell & Reed Investment Management Company ("Waddell & Reed") entered into an investment sub-advisory agreement for the Growth Fund. Waddell & Reed is entitled to an annual fee of 0.30% of the average daily net assets of the Growth Fund. Waddell & Reed is paid by the Adviser.

Effective October 1, 2001, the Adviser and LSV Asset Management ("LSV") entered into an investment sub-advisory agreement for the Small Cap Value Fund. LSV is entitled to an annual fee of 0.65% of the average daily net assets on the first $50 million, 0.55% of the average daily net assets on the next $50 million and 0.50% on the average daily net assets over $100 million of the Small Cap Value Fund. LSV is paid by the Adviser.

SEI Investments Global Funds Services (the "Administrator"), and the Funds are parties to an Administration Agreement (the "Agreement") dated February 15, 1997, under which the Administrator provides the Fund with management and administrative services for an annual fee of 0.20% of the average daily net assets of the Funds. The Administrator may voluntarily waive its fee, subject to termination at any time by the Administrator, to the extent necessary to limit the total operating expenses of a Fund. SEI Investments Management Corporation, a wholly-owned subsidiary of SEI Investments Company, is the owner of all beneficial interest in the Administrator. During the period August 1, 2002 to January 31, 2003 the Administrator voluntarily agreed to waive a portion of its fee for all Funds. Certain officers of HighMark are also officers and/or Directors of the Administrator. Compensation of officers is paid by the Administrator.

Pursuant to a separate agreement with the Administrator, the Adviser performs sub-administration services on behalf of each fund, for which it receives a fee paid by the Administrator at the annual rate of up to 0.10% of the average daily net assets of the Funds. For the period from August 1, 2002 to January 31, 2003, the Adviser received sub-administration fees from the Funds in the amount of $3,782,000.

State Street Bank and Trust Company serves as the transfer agent, dividend disbursing agent and shareholder servicing agent for HighMark. The Administrator has agreed to absorb certain transfer agency related expenses on behalf of the Funds.

SEI Investments Distribution Co. (the "Distributor") and HighMark are parties to a distribution agreement dated February 15, 1997. No compensation is paid to the Distributor for services rendered to the Fiduciary Shares under this agreement. HighMark has adopted 12b-1 Plans (the "Plans") with respect to Class A, Class B, Class C and Class S Shares that allow each Fund to pay distribution and service fees. The distributor, as compensation for its services under the Plans, receives a distribution fee, computed daily and payable monthly, of 0.25% of the average daily net assets attributable to each Fund's Class A Shares, 0.75% of the average daily net assets attributable to each Fund's Class B Shares, 1.00% of the average daily net assets attributable to each Fund's Class C Shares and 0.55% of the average daily net assets attributable to each Fund's Class S Shares, which may be used by the Distributor to provide compensation for sales support and distribution activities. The Distributor has voluntarily agreed to waive up to 0.75% for the Class B shares of the HighMark U.S. Government Money Market Fund and up to 0.55% for the Class S shares of the HighMark California Tax-Free Money Market Fund beginning November 18, 2002 and December 6, 2002, respectively. Each waiver is voluntary and may be terminated at any time. Prior to January 1, 2003 and December 1, 2002, the HighMark California Intermediate Tax-Free Bond Fund and Bond Fund waived all Class A distribution fees, respectively.

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

[HIGHMARK FUNDS LOGO OMITTED]
[GRAPHIC OF MOUNTAIN RANGE OMITTED]

NOTES TO FINANCIAL STATEMENTS (CONTINUED)

JANUARY 31, 2003 (UNAUDITED)


HighMark has also adopted Shareholder Service Plans permitting payment of compensation to service providers, that may include Union Bank of California, N.A., or its affiliates, that have agreed to provide certain shareholder support services for its customers who own Class A, Class B or Fiduciary Shares. In consideration for such services, a service provider is entitled to receive compensation at the annual rate of up to 0.25% of each Fund's average daily net assets. The service provider may waive such fees at any time. Any such waiver is voluntary and may be terminated at any time. For the period from August 1, 2002 to January 31, 2003, Union Bank of California, N.A. received shareholder servicing fees from the Funds in the amount of approximately $579,000.

The following fees were payable as of January 31, 2003:

                      INVESTMENT        SUB-AD-    SHAREHOLDER
                         ADVISER   MINISTRATIVE      SERVICING     CUSTODIAN
                      ----------   ------------      ---------     ---------
Growth ............... $  90,174       $ 11,272       $ 35,377       $ 1,505
Value Momentum .......   183,384         22,924         74,647         3,061
Large Cap Value ......    49,518          6,190         20,226         2,826
Core Equity ..........    59,092          7,387         24,071           986
Balanced .............    94,879         11,859         38,645         1,585
Small Cap Value ......    79,365          5,953         17,463         8,623
International Equity .    21,964          1,735          7,611         4,298
California Intermediate
Tax-Free Bond ........    98,853         14,823         47,486         1,981
National Intermediate
   Tax-Free Bond .....    31,110          4,666         15,555           622
Bond .................   241,237         36,171        118,525         4,632
100% U.S. Treasury
   Money Market ......   296,642         74,127        138,537         9,896
U.S. Government
   Money Market ......   147,927         36,911        106,368         4,941
Diversified Money
   Market ............ 1,021,893        255,458        578,345        39,118
California Tax-Free
   Money Market ......   158,501         39,611        119,932         6,291

HighMark has entered into an agreement with the Distributor to act as an agent in placing repurchase agreements for the Funds. For its services the Distributor received $77,290 for the six month period ended January 31, 2003.

A contingent deferred sales charge (CDSC) is imposed on certain redemptions of Class B Shares. The CDSC varies depending on the number of years from the time of payment for the purchase of Class B Shares until the redemption of such shares.

         YEARS SINCE                 CONTINGENT DEFERRED
        PURCHASE MADE                   SALES CHARGE
        -------------------------------------------------
            First ......................  5%
            Second .....................  4%
            Third ......................  3%
            Fourth .....................  3%
            Fifth ......................  2%
            Sixth ......................  1%
            Seventh and Following        None

A contingent deferred sales charge (CDSC) of 1% is imposed on certain redemptions of Class C Shares.

Union Bank of California, N.A. acts as custodian (the "Custodian") for the Funds. Fees of the Custodian are being paid on the basis of net assets of the Funds.


4. INVESTMENT TRANSACTIONS

The purchases and sales (including maturities) of investment securities, excluding short-term investments and U.S. government securities, for the six month period ended January 31, 2003 were as follows:

                                                          INVESTMENT SECURITIES
                                                          ----------------------
                                                          PURCHASES      SALES
                                                            (000)        (000)
                                                          ----------   ---------
Growth ..................................................  $ 47,098    $ 43,568
Value Momentum ..........................................     3,990      24,280
Large Cap Value .........................................   182,695     200,508
Core Equity .............................................    18,135      22,337
Balanced ................................................    23,828      24,971
Small Cap Value .........................................    13,414      10,780
International Equity ....................................    20,051      19,223
California Intermediate Tax-Free Bond ...................     2,600       3,325
National Intermediate Tax-Free Bond .....................     4,772       2,089
Bond ....................................................    16,797      23,372

The purchases and sales (including maturities) of U.S. government securities for the six month period ended January 31, 2003 were as follows:

                                                            PURCHASES      SALES
                                                              (000)        (000)
                                                         -----------------------
Balanced ................................................   $    --     $ 8,627
Bond ....................................................    59,054      44,147

90                    1.800.433.6884

[GRAPHIC OF MOUNTAIN RANGE OMITTED]

5. FEDERAL INCOME TAXES

It is each Fund's intention to continue to qualify as a regulated investment company for Federal income tax purposes and distribute all of its taxable income and net capital gains. Accordingly, no provision for Federal income taxes is required.

The International Equity Fund may be subject to taxes imposed by countries in which it invests with respect to investments in issuers existing or operating in such countries. Such taxes are generally based on either income earned or repatriated. The International Equity Fund accrues such taxes when the related income is earned.

The timing and characterization of certain income and capital gains distributions are determined annually in accordance with federal tax regulations, which may differ from accounting principles generally accepted in the United States of America. As a result, the net investment income (loss) and net realized gain (loss) on investment transactions for a reporting period may differ significantly from distributions during such period. These book/tax differences may be temporary or permanent in nature. To the extent these differences are permanent, they are charged or credited to paid-in-capital or accumulated net realized gain, as appropriate, in the period that the differences arise.


Post-October losses represent losses realized on investment transactions from November 1, 2001 through July 31, 2002, that, in accordance with Federal income tax regulations, a Fund may elect to defer and treat as having arisen in the following year. For Federal income tax purposes, capital loss carryforwards may be carried forward and applied against future capital gains.

At July 31, 2002, the Funds had capital loss carryforwards available to offset future realized capital gains through the indicated expiration dates:

                                                                           EXPIRING JULY 31,
                                         -------------------------------------------------------------------------------------------
                                         2003     2004      2005     2006      2007       2008    2009       2010         TOTAL
                                         (000)    (000)     (000)    (000)     (000)      (000)   (000)      (000)         (000)
                                         -----    -----     -----    -----     -----      -----   -----      -----         -----
Growth ................................  $ --     $ --    $   --      $--      $ --      $  --   $  --   $130,467      $130,467
Large Cap Value .......................    --       --        --       --        --         --      --     21,015        21,015
Core Equity ...........................    --       --        --       --        --         --       1      4,038         4,039
Balanced ..............................    --       --        --       --        --         --      --      5,673         5,673
Small Cap Value .......................    --       --        --       --        --         --      --        531           531
International Equity ..................    --       --        --       --        --         --     277     15,905        16,182
Bond ..................................   610      800     2,394       --        --      2,586     137         --         6,527
100% U.S. Treasury
 Money Market .........................    --       --        --       --        --         --      --          9             9
U.S. Government Money Market ..........    --       --        --       --        --         --      --         19            19
Diversified Money Market ..............    --       --        --       --       130         --       8         --           138
California Tax-Free
 Money Market .........................    12       --        --       16        --         --      --         --            28

During the year ended July 31, 2002, capital loss carryforwards that were utilized to offset gains were as follows:

                                                       (000)
                                                      ------
Diversified Money Market ............................. $ 6
California Tax-Free Money Market .....................  21

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

[HIGHMARK FUNDS LOGO OMITTED]
[GRAPHIC OF MOUNTAIN RANGE OMITTED]

NOTES TO FINANCIAL STATEMENTS (CONTINUED)

JANUARY 31, 2003 (UNAUDITED)

At January 31, 2003, the total cost of securities for Federal income tax purposes and the aggregate gross unrealized appreciation and depreciation for securities held by the Funds were as follows:

                          FEDERAL TAX
                             COST    APPRECIATION    DEPRECIATION     TOTAL
                             (000)      (000)           (000)         (000)
                             -----      -----           -----         -----
Growth ................. $197,397       $ 7,484       $(26,607)     $(19,123)
Value Momentum .........  318,745       102,744        (41,190)       61,554
Large Cap Value ........  112,366         2,332         (7,512)       (5,180)
Core Equity ............  147,061         2,062        (31,739)      (29,677)
Balanced ...............  193,222        26,153        (24,932)        1,221
Small Cap Value ........  100,088         9,072        (11,054)       (1,982)
International Equity ...   31,380           335         (2,445)       (2,110)
California Intermediate
   Tax-Free Bond .......  211,745        15,257            (70)       15,187
National Intermediate
   Tax-Free Bond .......   68,236         4,842           (101)        4,741
Bond ...................  625,526        36,073        (13,192)       22,881


6. SECURITY LENDING

Certain of the Funds lend their securities to approved brokers to earn additional income and receive cash and/or securities as collateral to secure the loans. Collateral is maintained at not less than 102% of the value of loaned securities. Although the risk of lending is mitigated by the collateral, a Fund could experience a delay in recovering its securities and a possible loss of income or value if the borrower fails to return them. The market value of the securities on loan, which may include pending transactions, at January 31, 2003, the collateral purchased with cash received and held at January 31, 2003, and the income generated from the program during the six month period ended January 31, 2003, with respect to such loans were as follows:

                      MARKET VALUE OF   MARKET      INCOME RECEIVED
                        SECURITIES     VALUE OF     FROM SECURITIES
                          LOANED      COLLATERAL        LENDING
                           (000)        (000)            (000)
                         --------     ----------    ----------------
Growth .................  $ 9,165       $ 9,516           $14
Value Momentum .........   33,388        34,860            33
Large Cap Value ........   14,725        15,399            16
Core Equity ............    7,068         7,343             5
Balanced ...............   15,024        15,479            12
Small Cap Value ........    6,279         6,605             7
International Equity ...    3,530         3,738             6
Bond ...................   84,518        86,091            53

7. CONCENTRATION OF CREDIT RISK

The California Intermediate Tax-Free Bond Fund and the California Tax-Free Money Market Fund invest in debt securities in the State of California. The ability of the issuers of the securities held by the Funds to meet their obligations may be affected by economic and political developments in that state.

The International Equity Fund invests in securities of foreign issuers in various countries. These investments may involve certain considerations and risks not typically associated with investments in the United States as a result of, among other factors, the possibility of future political and economic developments, lack of liquidity, low market capitalizations, foreign currency fluctuations, and the level of governmental supervision and regulation of securities markets in the respective countries.


8. OPTION CONTRACTS

Transactions in covered call options and purchased put options during the six month period ended January 31, 2003 are summarized as follows:

                                                          VALUE MOMENTUM
                                                    ----------------------------
                                                     NUMBER OF
  WRITTEN OPTION TRANSACTIONS                        CONTRACTS     PREMIUM
-----------------------------                        ---------   -----------
Option written and outstanding at
   beginning of period ..........................     978        $ 282,353
Call option written during period ...............     368          100,565
Call option exercised during period .............    (127)         (24,817)
Call option expired during period ...............    (850)        (257,536)
Call option closed during period ................      --               --
                                                     ----        ---------
Options written and outstanding at
   end of period ................................     369        $ 100,565
                                                     ====        =========

                                                          VALUE MOMENTUM
                                                    ----------------------------
                                                     NUMBER OF
  PURCHASE OPTION TRANSACTIONS                       CONTRACTS      PREMIUM
-----------------------------                        ---------    -----------
Purchased put option outstanding at
   beginning of period ..........................     878        $ 196,136
Put option purchased during period ..............     268           74,483
Put option sold during period ...................      --               --
Put option expired during period ................    (277)         (54,932)
Put option exercised during period ..............    (600)        (141,202)
                                                     ----        ---------
Purchased put option outstanding at
   end of period ................................     269        $  74,485
                                                     ====        =========


92                    1.800.433.6884

9. FUND MERGERS
On October 18, 2002 the UBOC Intermediate Municipal Bond Fund, an unregistered common trust fund of Union Bank of California, was converted into the HighMark National Intermediate Tax-Free Bond Fund. The assets, which consisted of securities and related receivables less liabilities, were converted on a tax-free basis. The UBOC Intermediate Municipal Bond Fund issued 6,110,723 shares valued at $70,644,819 (including $3,496,494 of unrealized appreciation) immediately before the conversion.

On April 22, 2002 the HighMark Bond Fund ("Bond Fund") acquired all of the net assets of Current Income Shares, Inc. ("CIS"). The acquisition was pursuant to an Agreement and Plan of Reorganization, which was approved by the CIS shareholders on March 21, 2002. Under the Plan of Reorganization, 3,673,337 CIS shares were exchanged for 4,276,318 Class A Shares (valued at $45,329,000) of the Bond Fund in a tax-free exchange. Upon the business combination of such Funds on April 22, 2002, the value of the HighMark Bond Fund's net assets combined with those of CIS ($45,328,972, including $578,523 of unrealized depreciation and distributions in excess of net investment income of $39,117, which was reclassified into paid-in-capital) was $582,680,287 before the open of business. Prior to the acquisition, CISwas managed by the Adviser.


10. IN-KIND TRANSACTIONS
During the year ended July 31, 2002, the HighMark Growth, Value Momentum, Large Cap Value, Balanced and International EquityFunds distributed securities in lieu of cash for shareholder redemptions. The shareholders received a pro-rata portion of the funds' holdings. The value of the redemptions were as follows:
FIDUCIARY SHARES:

                                                                                  REALIZED              SHARES
                    REDEMPTION           SECURITIES             CASH             GAIN (LOSS)            REDEEMED
                   -----------           ----------          ----------          -----------           ---------
Growth
 12/12/01          $47,556,730          $43,482,038          $4,074,692          $(2,899,881)          5,871,201

Value
 Momentum
 07/15/02            5,001,816            4,883,548             118,268            2,059,468             248,106

Large Cap
 Value
 12/12/01           35,776,612           35,075,688             700,924           (1,128,234)          3,613,799

Balanced
 07/15/02           43,447,950           43,208,136             239,814            3,913,428           3,764,987

International
 Equity
 11/26/01           71,663,510           67,257,104           4,406,406           (5,123,475)          2,558,497

During the year ended July 31, 2002, the HighMark Value Momentum Fund received securities in lieu of cash for shareholder subscriptions. The value of the subscriptions were as follows:

FIDUCIARY SHARES:
                                                               SHARES
                  SUBSCRIPTION          SECURITIES            SUBSCRIBED
                  ------------          -----------           ----------
Value
 Momentum
 12/20/01          $34,529,068          $34,529,068           1,438,711

Since these transactions were nontaxable events, these gains will not have any impact on the funds' capital gain distributions. These transactions were completed pursuant to procedures adopted by the Board of Trustees.


                                     WWW.HIGHMARKFUNDS.COM                    93

[HIGHMARK FUNDS LOGO OMITTED]
[GRAPHIC OF MOUNTAIN RANGE OMITTED]

NOTES TO FINANCIAL STATEMENTS (CONCLUDED)
JANUARY 31, 2003 (UNAUDITED)


11. SHARES ISSUED AND REDEEMED (000):

For the six month period ended January 31, 2003, unless otherwise indicated, and the year ended July 31, 2002 Transactions in Fund Shares were as follows:

                                                                                     GROWTH                    VALUE MOMENTUM
                                                                                      FUND                          FUND
                                                                           -------------------------      -------------------------
                                                                             08/01/02      08/01/01        08/01/02      08/01/01
                                                                           TO 01/31/03   TO 07/31/02      TO 01/31/03   TO 07/31/02
                                                                           -------------------------      -------------------------
Shares Issued and Redeemed:
    Fiduciary Shares:
    Issued ...............................................................     3,196        7,701            2,560        4,335*
    Issued in Lieu of Cash Distributions .................................        12           --              894         1,182
    Redeemed .............................................................    (4,083)     (15,924)*         (3,460)       (5,680)*
                                                                            --------      -------           ------        ------
      Total Fiduciary Share Transactions .................................      (875)      (8,223)              (6)         (163)
                                                                            --------      -------           ------        ------
  Class A Shares:
    Issued ...............................................................     5,656       17,229              871         7,341
    Issued in Lieu of Cash Distributions .................................        --           --               64            85
    Redeemed .............................................................    (4,971)     (18,153)            (962)       (7,673)
                                                                            --------      -------           ------        ------
      Total Class A Share Transactions ...................................       685         (924)             (27)         (247)
                                                                            --------      -------           ------        ------
  Class B Shares:
    Issued ...............................................................       120          328               25           106
    Issued in Lieu of Cash Distributions .................................        --           --               21            25
    Redeemed .............................................................      (216)        (401)             (54)          (91)
                                                                            --------      -------           ------        ------
      Total Class B Share Transactions ...................................       (96)         (73)              (8)           40
                                                                            --------      -------           ------        ------
  Class C Shares:
    Issued ...............................................................        16           36                2            16
    Issued in Lieu of Cash Distributions .................................        --           --                1             2
    Redeemed .............................................................       (13)         (16)              (9)          (14)
                                                                            --------      -------           ------        ------
      Total Class C Share Transactions ...................................         3           20               (6)            4
                                                                            --------      -------           ------        ------
    Net Increase (Decrease) in Share Transactions ........................      (283)      (9,200)             (47)         (366)
                                                                            ========      =======           ======        ======


                                                                            CALIFORNIA INTERMEDIATE         NATIONAL INTERMEDIATE
                                                                                 TAX-FREE BOND                  TAX-FREE BOND
                                                                                     FUND                           FUND
                                                                           -------------------------      -------------------------
                                                                              08/01/02    08/01/01               10/18/02 (1)
                                                                           TO 01/31/03  TO 07/31/02             TO 01/31/03
                                                                           -------------------------      -------------------------
Shares Issued and Redeemed:
  Fiduciary Shares:
    Issued from the acquisition of the UBOC Intermediate Municipal
        Bond Fund ........................................................        --           --                  6,111
    Issued ...............................................................       978        1,960                    287
    Issued in Lieu of Cash Distributions .................................        21           56                     --
    Redeemed .............................................................    (1,220)      (2,191)                  (175)
                                                                            --------      -------                 ------
      Total Fiduciary Share Transactions .................................      (221)        (175)                 6,223
                                                                            --------      -------                 ------
  Class A Shares:
    Issued from the acquisition of Current Income Shares, Inc. ...........        --           --                     --
    Issued ...............................................................     1,845        6,369                     45
    Issued in Lieu of Cash Distributions .................................       161          296                     --
    Redeemed .............................................................    (2,106)      (3,861)                    --
                                                                            --------      -------                 ------
      Total Class A Share Transactions ...................................      (100)       2,804                     45
                                                                            --------      -------                 ------
  Class B Shares:
    Issued ...............................................................       187          424                     --
    Issued in Lieu of Cash Distributions .................................         9           13                     --
    Redeemed .............................................................       (20)         (52)                    --
                                                                            --------      -------                 ------
      Total Class B Share Transactions ...................................       176          385                     --
                                                                            --------      -------                 ------
  Class S Shares:
    Issued ...............................................................        --           --                     --
    Issued in Lieu of Cash Distributions .................................        --           --                     --
    Redeemed .............................................................        --           --                     --
                                                                            --------      -------                 ------
      Total Class S Share Transactions ...................................        --           --                     --
                                                                            --------      -------                 ------
    Net Increase (Decrease) in Share Transactions ........................      (145)       3,014                  6,268
                                                                            ========      =======                 ======

    AMOUNTS DESIGNATED AS "--" ARE EITHER $0 OR HAVE BEEN ROUNDED TO $0.
      * INCLUDES REDEMPTIONS OR SUBSCRIPTIONS AS A RESULT OF AN IN-KIND TRANSACTION (SEE NOTE 10).
    (1) COMMENCEMENT OF OPERATIONS.


94                          1.800.433.6884

[GRAPHIC OF MOUNTAIN RANGE OMITTED]





                                                                                 LARGE CAP VALUE                 CORE EQUITY
                                                                                      FUND                           FUND
                                                                           -------------------------      -------------------------
                                                                            08/01/02     08/01/01           08/01/02     08/01/01
                                                                           TO 01/31/03  TO 07/31/02        TO 01/31/03  TO 07/31/02
                                                                           -------------------------      -------------------------
Shares Issued and Redeemed:
    Fiduciary Shares:
    Issued ...............................................................     2,015        1,510            3,307         9,394
    Issued in Lieu of Cash Distributions .................................        30           83               31            32
    Redeemed .............................................................    (3,443)      (9,224)*         (3,619)       (2,591)
                                                                             -------      -------           ------        ------
      Total Fiduciary Share Transactions .................................    (1,398)      (7,631)            (281)        6,835
                                                                             -------      -------           ------        ------
  Class A Shares:
    Issued ...............................................................        23          156              146           126
    Issued in Lieu of Cash Distributions .................................        20           41                1             1
    Redeemed .............................................................      (385)        (941)             (82)          (75)
                                                                             -------      -------           ------        ------
      Total Class A Share Transactions ...................................      (342)        (744)              65            52
                                                                             -------      -------           ------        ------
  Class B Shares:
    Issued ...............................................................         4           12               37           277
    Issued in Lieu of Cash Distributions .................................         1            1               --            --
    Redeemed .............................................................       (38)         (70)             (41)          (68)
                                                                             -------      -------           ------        ------
      Total Class B Share Transactions ...................................       (33)         (57)              (4)          209
                                                                             -------      -------           ------        ------
  Class C Shares:
    Issued ...............................................................         3            6               --            --
    Issued in Lieu of Cash Distributions .................................        --           --               --            --
    Redeemed .............................................................        (5)          (2)              --            --
                                                                             -------      -------           ------        ------
      Total Class C Share Transactions ...................................        (2)           4               --            --
                                                                             -------      -------           ------        ------
    Net Increase (Decrease) in Share Transactions ........................    (1,775)      (8,428)            (220)        7,096
                                                                             =======      =======           ======        ======


                                                                                                             100% U.S. TREASURY
                                                                                      BOND                      MONEY MARKET
                                                                                      FUND                          FUND
                                                                           -------------------------      -------------------------
                                                                             08/01/02     08/01/01         08/01/02      08/01/01
                                                                           TO 01/31/03  TO 07/31/02       TO 01/31/03   TO 07/31/02
                                                                           -------------------------      -------------------------
Shares Issued and Redeemed:
  Fiduciary Shares:
    Issued from the acquisition of the UBOC Intermediate Municipal
        Bond Fund ........................................................        --           --               --            --
    Issued ...............................................................    11,845       12,557        1,368,155     1,918,026
    Issued in Lieu of Cash Distributions .................................       627        1,437              120           358
    Redeemed .............................................................   (12,187)     (17,567)      (1,481,339)   (1,799,222)
                                                                             -------     --------       ----------    ----------
      Total Fiduciary Share Transactions .................................       285       (3,573)        (113,064)      119,162
                                                                             -------     --------       ----------    ----------
  Class A Shares:
    Issued from the acquisition of Current Income Shares, Inc. ...........        --        4,276               --            --
    Issued ...............................................................     1,499        1,651          125,524       275,975
    Issued in Lieu of Cash Distributions .................................        88          123              980         4,988
    Redeemed .............................................................    (1,273)      (2,489)        (144,847)     (307,023)
                                                                             -------     --------       ----------    ----------
      Total Class A Share Transactions ...................................       314        3,561          (18,343)      (26,060)
                                                                             -------     --------       ----------    ----------
  Class B Shares:
    Issued ...............................................................       177          609               --            --
    Issued in Lieu of Cash Distributions .................................        15           21               --            --
    Redeemed .............................................................       (42)         (63)              --            --
                                                                             -------     --------       ----------        ------
      Total Class B Share Transactions ...................................       150          567               --            --
                                                                             -------     --------       ----------        ------
  Class S Shares:
    Issued ...............................................................        --           --          873,456     1,778,825
    Issued in Lieu of Cash Distributions .................................        --           --            1,764        12,532
    Redeemed .............................................................        --           --         (986,474)   (1,962,911)
                                                                             -------     --------       ----------    ----------
      Total Class S Share Transactions ...................................        --           --         (111,254)     (171,554)
                                                                             -------     --------       ----------    ----------
    Net Increase (Decrease) in Share Transactions ........................       749          555         (242,661)      (78,452)
                                                                             =======     ========       ==========    ==========


                                                                                   BALANCED                 SMALL CAP VALUE
                                                                                     FUND                        FUND
                                                                           -------------------------      -------------------------
                                                                             08/01/02    08/01/01           08/01/02     08/01/01
                                                                            TO 01/31/03 TO 07/31/02        TO 01/31/03  TO 07/31/02
                                                                           -------------------------      -------------------------
Shares Issued and Redeemed:
    Fiduciary Shares:
    Issued ...............................................................     1,995        2,468            2,123         1,854
    Issued in Lieu of Cash Distributions .................................       177          931                6           261
    Redeemed .............................................................    (2,560)     (10,670)*         (1,814)       (3,135)
                                                                            --------      -------           ------        ------
      Total Fiduciary Share Transactions .................................      (388)      (7,271)             315        (1,020)
                                                                            --------      -------           ------        ------
  Class A Shares:
    Issued ...............................................................        63          545              555         1,669
    Issued in Lieu of Cash Distributions .................................         6           26                1            35
    Redeemed .............................................................       (75)        (593)            (564)       (1,100)
                                                                            --------      -------           ------        ------
      Total Class A Share Transactions ...................................        (6)         (22)              (8)          604
                                                                            --------      -------           ------        ------
  Class B Shares:
    Issued ...............................................................        35           99              101           384
    Issued in Lieu of Cash Distributions .................................         3           13               --            26
    Redeemed .............................................................       (58)        (111)             (96)         (105)
                                                                            --------      -------           ------        ------
      Total Class B Share Transactions ...................................       (20)           1                5           305
                                                                            --------      -------           ------        ------
  Class C Shares:
    Issued ...............................................................         4            8               42           139
    Issued in Lieu of Cash Distributions .................................        --           --               --             4
    Redeemed .............................................................        (6)          (2)             (23)          (17)
                                                                            --------      -------           ------        ------
      Total Class C Share Transactions ...................................        (2)           6               19           126
                                                                            --------      -------           ------        ------
    Net Increase (Decrease) in Share Transactions ........................      (416)      (7,286)             331            15
                                                                            ========      =======           ======        ======


                                                                                                                DIVERSIFIED
                                                                                U.S. GOVERNMENT                 MONEY MARKET
                                                                               MONEY MARKET FUND                    FUND
                                                                           -------------------------      -------------------------
                                                                              08/01/02    08/01/01         08/01/02      08/01/01
                                                                            TO 01/31/03  TO 07/31/02      TO 01/31/03   TO 07/31/02
                                                                           -------------------------      -------------------------
Shares Issued and Redeemed:
  Fiduciary Shares:
    Issued from the acquisition of the UBOC Intermediate Municipal
        Bond Fund ........................................................        --           --               --            --
    Issued ............................................................... 1,326,487    2,103,135        1,965,218     4,138,677
    Issued in Lieu of Cash Distributions .................................        56          201            2,814         9,216
    Redeemed .............................................................(1,475,969)  (1,931,553)      (2,107,366)   (4,070,889)
                                                                          ----------   ----------       ----------    ----------
      Total Fiduciary Share Transactions .................................  (149,426)     171,783         (139,334)       77,004
                                                                          ----------   ----------       ----------    ----------
  Class A Shares:
    Issued from the acquisition of Current Income Shares, Inc. ...........        --           --               --            --
    Issued ...............................................................    42,707      109,727          280,003       931,755
    Issued in Lieu of Cash Distributions .................................       183          901            3,368        17,987
    Redeemed .............................................................   (36,109)    (113,983)        (336,212)   (1,088,536)
                                                                          ----------   ----------       ----------    ----------
      Total Class A Share Transactions ...................................     6,781       (3,355)         (52,841)     (138,794)
                                                                          ----------   ----------       ----------    ----------
  Class B Shares:
    Issued ...............................................................       972        1,637               --            --
    Issued in Lieu of Cash Distributions .................................         2           13               --            --
    Redeemed .............................................................      (530)        (593)              --            --
                                                                          ----------   ----------           ------    ----------
      Total Class B Share Transactions ...................................       444        1,057               --            --
                                                                          ----------   ----------           ------    ----------
  Class S Shares:
    Issued ...............................................................   244,992      457,185        1,443,402     2,669,696
    Issued in Lieu of Cash Distributions .................................       281        2,133            4,569        29,103
    Redeemed .............................................................  (257,212)    (519,621)      (1,547,681)   (2,945,552)
                                                                          ----------   ----------       ----------    ----------
      Total Class S Share Transactions ...................................   (11,939)     (60,303)         (99,710)     (246,753)
                                                                          ----------   ----------       ----------    ----------
    Net Increase (Decrease) in Share Transactions ........................  (154,140)     109,182         (291,885)     (308,543)
                                                                          ==========   ==========       ==========    ==========

                                                                            INTERNATIONAL EQUITY
                                                                                    FUND
                                                                           -------------------------
                                                                            08/01/02      08/01/01
                                                                           TO 01/31/03   TO 07/31/02
                                                                           -------------------------
Shares Issued and Redeemed:
    Fiduciary Shares:
    Issued ...............................................................     5,514        4,411
    Issued in Lieu of Cash Distributions .................................        --            5
    Redeemed .............................................................    (5,402)      (7,024)*
                                                                              ------       ------
      Total Fiduciary Share Transactions .................................       112       (2,608)
                                                                              ------       ------
  Class A Shares:
    Issued ...............................................................       322        1,339
    Issued in Lieu of Cash Distributions .................................        --           --
    Redeemed .............................................................      (320)      (1,489)
                                                                              ------       ------
      Total Class A Share Transactions ...................................         2         (150)
                                                                              ------       ------
  Class B Shares:
    Issued ...............................................................         1            5
    Issued in Lieu of Cash Distributions .................................        --           --
    Redeemed .............................................................        (3)         (13)
                                                                              ------       ------
      Total Class B Share Transactions ...................................        (2)          (8)
                                                                              ------       ------
  Class C Shares:
    Issued ...............................................................        --           --
    Issued in Lieu of Cash Distributions .................................        --           --
    Redeemed .............................................................        --           --
                                                                              ------       ------
      Total Class C Share Transactions ...................................        --           --
                                                                              ------       ------
    Net Increase (Decrease) in Share Transactions ........................       112       (2,766)
                                                                              ======       ======


                                                                              CALIFORNIA TAX-FREE
                                                                                  MONEY MARKET
                                                                                      FUND
                                                                           -------------------------
                                                                             08/01/02     08/01/01
                                                                           TO 01/31/03   TO 07/31/02
                                                                           -------------------------
Shares Issued and Redeemed:
  Fiduciary Shares:
    Issued from the acquisition of the UBOC Intermediate Municipal Bond Fund      --           --
    Issued ...............................................................   225,202      409,901
    Issued in Lieu of Cash Distributions .................................                     --
    Redeemed .............................................................  (202,671)    (447,956)
                                                                           ---------     --------
      Total Fiduciary Share Transactions .................................    22,531      (38,054)
                                                                           ---------     --------
  Class A Shares:
    Issued from the acquisition of Current Income Shares, Inc. ...........        --           --
    Issued ...............................................................   175,427      283,785
    Issued in Lieu of Cash Distributions .................................       837        3,082
    Redeemed .............................................................  (163,491)    (299,918)
                                                                           ---------     --------
      Total Class A Share Transactions ...................................    12,773      (13,051)
                                                                           ---------     --------
  Class B Shares:
    Issued ...............................................................        --           --
    Issued in Lieu of Cash Distributions .................................        --           --
    Redeemed .............................................................        --           --
                                                                           ---------     --------
      Total Class B Share Transactions ...................................        --           --
                                                                           ---------     --------
  Class S Shares:
    Issued ...............................................................   136,916      432,166
    Issued in Lieu of Cash Distributions .................................       116          813
    Redeemed .............................................................  (144,311)    (489,814)
                                                                           ---------     --------
      Total Class S Share Transactions ...................................    (7,279)     (56,835)
                                                                           ---------     --------
    Net Increase (Decrease) in Share Transactions ........................    28,025     (107,940)
                                                                           =========     ========




                                        WWW.HIGHMARKFUNDS.COM                 95

[HIGHMARK FUNDS LOGO OMITTED]
[GRAPHIC OF MOUNTAIN RANGE OMITTED]

HIGHMARK FUND INFORMATION

                                         FIDUCIARY SHARES INFORMATION

FUND                                                 CUSIP                             TICKER                       FUND #
GROWTH                                              431114818                           HMGRX                        492

VALUE MOMENTUM                                      431114677                           HMVMX                        871

LARGE CAP VALUE                                     431114206                           HMIEX                        490

CORE EQUITY                                         431112788                           HMCFX                       1627

BALANCED                                            431114792                           HMBAX                        491

SMALL CAP VALUE                                     431112101                           HMSCX                        148

INTERNATIONAL EQUITY                                431114594                           HMIQX                        876

CA INTERMEDIATE TAX-FREEBOND                        431114644                           HMITX                        847

NATIONAL INTERMEDIATE TAX-FREE BOND                 431112655                           HMNTX                       1600

BOND                                                431114305                           HMBDX                        489

100% U.S. TREASURY MONEY MARKET                     431114503                           HMTXX                        486

U.S. GOVERNMENT MONEY MARKET                        431114701                           HMGXX                        485

DIVERSIFIED MONEY MARKET                            431114883                           HMDXX                        484

CA TAX-FREE MONEY MARKET                            431114842                           HMCXX                        487


                                            RETAIL SHARES INFORMATION
GROWTH
     CLASS A SHARES                                 431114768                           HMRGX                        481
     CLASS B SHARES                                 431114511                           HMGBX                        455
     CLASS C SHARES                                 431112879                           HGRCX                       1755

VALUE MOMENTUM
     CLASS A SHARES                                 431114628                           HMVLX                        870
     CLASS B SHARES                                 431114529                           HVMBX                        456
     CLASS C SHARES                                 431112812                           HVMCX                       1753

LARGE CAP VALUE
     CLASS A SHARES                                 431114784                           HMERX                        479
     CLASS B SHARES                                 431114537                           HIEBX                        457
     CLASS C SHARES                                 431112861                           HIECX                       1754

CORE EQUITY
     CLASS A SHARES                                 431112770                           HCEAX                       1626
     CLASS B SHARES                                 431112762                           HCEBX                       1628



96                      1.800.433.6884

[GRAPHIC OF MOUNTAIN RANGE OMITTED]

                                            RETAIL SHARES INFORMATION (CONTINUED)

FUND                                                  CUSIP                            TICKER                        FUND #

BALANCED
     CLASS A SHARES                                 431114776                           HMBRX                        480
     CLASS B SHARES                                 431114545                           HMBBX                        452
     CLASS C SHARES                                 431112887                           HMBCX                       1760

SMALL CAP VALUE
     CLASS A SHARES                                 431112200                           HASVX                         41
     CLASS B SHARES                                 431112309                           HBSVX                        123
     CLASS C SHARES                                 431112820                           HSVCX                       1756

INTERNATIONAL EQUITY
     CLASS A SHARES                                 431112853                           HINAX                       1759
     CLASS B SHARES                                 431112846                           HINBX                       1758
     CLASS C SHARES                                 431112838                           HINCX                       1757

CA INTERMEDIATE TAX-FREE BOND
     CLASS A SHARES                                 431114578                           HMCIX                        846
     CLASS B SHARES                                 431112796                           HCABX                       1761

NATIONAL INTERMEDIATE TAX-FREE BOND
     CLASS A SHARES                                 431112663                           HMNFX                       1598

BOND
     CLASS A SHARES                                 431114743                           HMRBX                        478
     CLASS B SHARES                                 431112747                           HBDBX                       1090

100% U.S. TREASURY MONEY MARKET
     CLASS A SHARES                                 431114404                           HMRXX                        475
     CLASS S SHARES                                 431112606                           HUSXX                       1730

U.S. GOVERNMENT MONEY MARKET
     CLASS ASHARES                                  431114602                           HMUXX                        474
     CLASS B SHARES                                 431114495                           HGBXX                        450
     CLASS S SHARES                                 431112507                           HGSXX                       1729

DIVERSIFIED MONEY MARKET
     CLASS A SHARES                                 431114800                           HMVXX                        473
     CLASS S SHARES                                 431112408                           HDSXX                       1728

CA TAX-FREE MONEY MARKET
     CLASS A SHARES                                 431114859                           HMAXX                        476
     CLASS S SHARES                                 431112705                           HCSXX                       1727




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NOTES




98                              1.800.433.6884

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NOTES




                                WWW.HIGHMARKFUNDS.COM                         99
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SERVICE PROVIDERS &
BOARD OF TRUSTEES

INVESTMENT ADVISER
HighMark Capital Management, Inc.
475 Sansome Street
San Francisco, CA 94104

SUB-ADVISERS
International Equity Fund:
Deutsche Asset Management Investment Services, Ltd.
1 Appold Street, Broadgate
London
EC2A 2UU
United Kingdom

Small Cap Value Fund:
LSV Asset Management
1 North Wacker Drive, Suite 4000
Chicago, IL 60606

Growth Fund:
Waddell & Reed Investment Management Co.
6300 Lamar Avenue
Shawnee Mission, KS 66202

CUSTODIAN
Union Bank of California, N.A.
475 Sansome Street
San Francisco, CA 94104

ADMINISTRATOR & DISTRIBUTOR
SEI Investments Global Funds Services
SEI Investments Distribution Co.
One Freedom Valley Drive
Oaks, PA 19456

LEGAL COUNSEL
Ropes & Gray
1301 K Street, N.W., Suite 800 East
Washington, D.C. 20005

AUDITORS
Deloitte & Touche LLP
50 Fremont Street
San Francisco, CA 94105-2230

BOARD OF TRUSTEES
Michael L. Noel, Chairman
Joseph C. Jaeger, Vice Chairman
Thomas L. Braje
David A. Goldfarb
Frederick J. Long
Robert M. Whitler

100                            1.800.433.6884

THANK YOU
FOR YOUR INVESTMENT.

[HIGHMARK FUNDS LOGO OMITTED]




-------------------------
Mutual Funds:
o are not FDIC insured
o have no bank guarantee
o may lose value
-------------------------

-----------------------------------------

TO LEARN MORE ABOUT HIGHMARK, VISIT US AT
WWW.HIGHMARKFUNDS.COM OR CALL:


INVESTOR SERVICES DESK
1.800.433.6884


INVESTMENT PROFESSIONAL SUPPORT DESK
1.800.455.5609



HIGHMARK

[Graphic of Mountain Range Omitted]

[HighMark Funds Logo Omitted]

445 South Figueroa Street o Suite 306 o Los Angeles o California o 90071

                                                                 HMK-SA-001-0200
WWW.HIGHMARKFUNDS.COM                                              84808 (01/03)